ATLANTA • BOSTON • CHICAGO	BEAR, STEARNS & CO. INC.
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	ASSET-BACKED SECURITIES GROUP
GENEVA • HONG KONG	383 Madison Avenue
LONDON • PARIS • TOKYO	New York, N.Y. 10179
(212) 272-2000

Preliminary Term Sheet

$482,040,000 (Approximate)

SACO I Trust 2006-4

Mortgage Pass-Through Certificates,

Series 2006-4

EMC Mortgage Corporation

Mortgage Loan Seller and Sponsor

Bear Stearns Asset Backed Securities I LLC

Depositor

March 16, 2006

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepay ment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yiel d spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Contact Information

Banking Contacts

Name:	Telephone:	E-Mail:
Josephine Musso Managing Director	(212) 272-6033	jmusso@bear.com
Nicholas Smith Vice President	(212) 272-1241	nsmith@bear.com
Soung Ho Park Analyst	(212) 272-5316	shpark@bear.com

Trading / Syndicate Contacts

Name:	Telephone:	E-Mail:
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Chris Scott Senior Managing Director	(212) 272-5451	cscott@bear.com
Keith Lind Managing Director	(212) 272-5451	klind@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Associate Director	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody’s Chris Corcino Karen Ramallo	(212) 553-1441 (212) 553-0370	chris.corcino@moodys.com karan.ramallo@moodys.com
Standard & Poors Errol Arne Carissa Hinman	(212) 438-2089 (212) 438-1567	errol_arne@sandp.com carissa_hinman@sandp.com

$482,040,000 (Approximate)

SACO I TRUST 2006-4,

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

Characteristics of the Certificates (1)

Certificates	Initial Certificate Principal Amount (2)	Initial Credit Support	Coupon Type	Est. WAL to Call (years)	Principal Lockout/ Window (months)	Expected Final Maturity Date	Last Scheduled Distribution Date	Expected Ratings (Moody's / S&P)
Class A-1	$321,637,000	30.75%	Variable (3)	1.12	0/33	December 2008	March 2036	Aaa/AAA
Class A-2	$19,012,000	30.75%	Variable (3)	0.53	0/14	May 2007	March 2036	Aaa/AAA
Class A-3	$15,988,000	30.75%	Variable (3)	1.83	13/20	December 2008	March 2036	Aaa/AAA
Class M-1	$37,852,000	23.40%	Variable (3)	3.30	32/13	December 2009	March 2036	Aa1/AA+
Class M-2	$25,750,000	18.40%	Variable (3)	3.74	44/1	December 2009	March 2036	Aa2/AA
Class M-3	$11,072,000	16.25%	Variable (3)	3.74	44/1	December 2009	March 2036	Aa3/AA-
Class M-4	$11,073,000	14.10%	Variable (3)	3.74	44/1	December 2009	March 2036	A1/A+
Class M-5	$10,300,000	12.10%	Variable (3)	3.74	44/1	December 2009	March 2036	A2/A
Class M-6	$7,983,000	10.55%	Variable (3)	3.71	43/2	December 2009	March 2036	A3/A-
Class B-1	$8,498,000	8.90%	Variable (3)	3.63	41/4	December 2009	March 2036	Baa1/BBB+
Class B-2	$7,210,000	7.50%	Variable (3)	3.57	40/5	December 2009	March 2036	Baa2/BBB
Class B-3	$5,665,000	6.40%	Variable (3)	3.53	38/6	December 2009	March 2036	Baa3/BBB-
Class B-4	$6,952,000	5.05%	Variable (3)	NOT OFFERED HEREBY				Ba1/BB+

Notes:

(1) The Certificates will be priced assuming a 35% CPR and a 20% Clean-Up Call.
(2) The Certificates are approximate and are subject to a 10% variance.
(3)

The lesser of (a) one-month LIBOR plus the related margin and (b) 11.00% per annum, in each case subject to the Net Rate Cap limitation. After the Clean-Up Call Date, the margin on the Class A Certificates will increase by 2.0 times, and the margins on the Class M Certificates and Class B Certificates will increase by 1.5 times.

THE COLLATERAL

The assets of the trust represent a 100% beneficial ownership interest in a pool of Mortgage Loans, which will consist of fixed-rate, junior-lien Mortgage Loans with an aggregate principal balance of approximately $526,578,880.30 as of March 1, 2006 (the “Statistical Calculation Date”). As of the Cut-off date, the aggregate principal balance of the Mortgage Loans will be approximately $515,000,000.

THE STRUCTURE

Class A Certificates

The Class A-1, Class A-2 and Class A-3 Certificates (collectively the “Class A Certificates”) will be issued as floating-rate senior securities.

Class M Certificates

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the “Class M Certificates”) will be issued as floating-rate mezzanine securities. The Class M Certificates will be subordinate to the Class A Certificates, and senior to the Class B Certificates. The Class M-6 Certificates will be subordinate to the Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates. The Class M-5 Certificates will be subordinate to the Class M-4, Class M-3, Class M-2 and Class M-1 Certificates. The Class M-4 Certificates will be subordinate to the Class M-3, Class M-2 and Class M-1 Certificates. The Class M-3 Certificates will be subordinate to the Class M-2 Certificates and Class M-1 Certificates. The Class M-2 Certificates will be subordinate to the Class M-1 Certificates.

Class B Certificates

The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the “Class B Certificates”) will be issued as floating-rate subordinate securities. The Class B Certificates will be subordinate to the Class M and Class A Certificates. The Class B-4 Certificates will be subordinate to the Class B-3, Class B-2 and Class B-1 Certificates. The Class B-3 Certificates will be subordinate to the Class B-2 Certificates and the Class B-1 Certificates. The Class B-2 Certificates will be subordinate to the Class B-1 Certificates.

Offered Certificates

Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates are offered hereby.

Non-Offered Certificates

Class B-4, Class C and Class R Certificates are not offered hereby.

Certificates

The Offered Certificates and the Non-Offered Certificates are collectively referred to as the “Certificates.”

Underwriter:	Bear, Stearns & Co. Inc.

Depositor: Depositor:	Bear Stearns Asset Backed Securities I LLC.

Mortgage Loan Seller, Sponsor and Master Servicer:	EMC Mortgage Corporation.

Trustee:	LaSalle Bank National Association

Servicer:	Primary servicing for 100.00% of the Mortgage Loans will be provided by EMC.

Custodians:	Wells Fargo Bank, National Association and LaSalle Bank National Association.

Swap Provider:	[TBD]

Swap Administrator:	LaSalle Bank National Association

Federal Tax Status:	The trust will be established as one or more REMICs for U.S. federal income tax purposes.

Registration:	The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates will be available in book-entry form through DTC. The Class B-4 Certificates will only be available in registered physical form.

Denominations:	For the Class A, Class M and Class B Certificates, minimum denominations of $100,000 and multiples of $1 in excess thereof.

Statistical Calculation Date:	March 1, 2006.

Cut-off Date:	March 1, 2006.

Closing Date:	March 30, 2006.

Distribution Date:	The 25th day of each month (or the next business day) commencing in April 2006.

Record Date:

With respect to the Class A, Class M and Class B Certificates (other than the Class B-4 Certificates) and any Distribution Date, the close of business on the day prior to that Distribution Date, with respect to the B-4 Certificates, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs.

Last Scheduled Distribution Date:	March 25, 2036.

ERISA Eligibility:

The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates are expected to be eligible for purchase by or on behalf of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974 and plans subject to Section 4975 of the Internal Revenue Code of 1986, subject to the considerations described in the prospectus supplement after the termination of the Swap Agreement. Prior to that time, persons using plan assets may purchase such class of Certificates if the purchase and holding meets the requirements of an investor-based class exemption issued by the Department of Labor. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such certificates.

SMMEA Eligibility:	None of the Certificates will be “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The majority holder of the Class C Certificates may purchase all of the Mortgage Loans (and any properties acquired in respect thereof) when the aggregate Stated Principal Balance of the Mortgage Loans (and such properties) is equal to or less than 20% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, thereby effecting early retirement of the Certificates.

Pricing Prepayment Speed:	A 100% prepayment assumption assumes that the outstanding principal balance of the mortgage loans prepays at a constant prepayment rate (“CPR”) of 35% in every month of the life of such pool.

The Mortgage Loans:

As of the Statistical Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $526,578,880.30. The Mortgage Loans consist of 9,301 fixed-rate, junior-lien mortgage loans. Based upon Statistical Calculation Date data, approximately 14.78% of the Mortgage Loans were originated or acquired by American Home Mortgage; and approximately 85.22% of the Mortgage Loans were originated or acquired by EMC Mortgage Corporation from other various sellers. As of the Cut-off date, the aggregate principal balance of the Mortgage Loans will be approximately $515,000,000.

Pass-Through Rate:

With respect to each Accrual Period, the Class A, Class M and Class B Certificates accrue interest at a per annum Pass-Through Rate based on the lesser of (a) a one-month LIBOR index plus a specified margin and (b) 11.00% per annum, but such Pass-Through Rate is subject to a limit equal to the Net Rate Cap.

Swap Agreement:

On the Closing Date, the Swap Administrator will enter into a Swap Agreement with an initial notional amount of approximately $515,000,000.00. Under the Swap Agreement, the Swap Administrator shall be obligated to pay to the Swap Provider an amount equal to [ ]% (per annum) on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the swap notional amount on each Distribution Date, accrued during each swap accrual period until the swap is retired. Only the net amount (the “Net Swap Payment”) of the two obligations above will be paid by the appropriate party. To the extent that the Swap Administrator is obliged to make a Net Swap Payment on any Distribution Date, amounts otherwise available to certificateholders will be applied to make a net payment to the Swap Administrator in the same amount, for payment to the Swap Provider.

Upon early termination of the Swap Agreement, the Swap Administrator or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Swap Administrator is required to make a Swap Termination Payment, the trust will be required to make a payment to the Swap Administrator in the same amount, which amount will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the swap notional amount schedule, which generally has been derived based upon a prepayment speed of 35% CPR.

Period	Notional Balance ($)	Period	Notional Balance ($)
1	$515,000,000.00	24	$223,535,331.02
2	$496,666,609.15	25	$215,559,466.43
3	$478,984,284.65	26	$207,867,324.32
4	$461,929,946.87	27	$200,448,834.45
5	$445,481,333.24	28	$193,294,283.40
6	$429,616,969.35	29	$186,394,301.96
7	$414,316,141.10	30	$179,739,852.94
8	$399,558,867.75	31	$173,322,219.44
9	$385,325,876.04	32	$167,132,993.49
10	$371,598,575.15	33	$161,164,065.11
11	$358,359,032.54	34	$155,407,611.78
12	$345,589,950.69	35	$149,856,088.28
13	$333,274,644.62	36	$144,502,216.83
14	$321,397,020.23	37	$139,338,977.65
15	$309,941,553.42	38	$134,359,599.81
16	$298,893,269.86	39	$129,557,552.46
17	$288,237,725.62	40	$124,926,536.26
18	$277,960,988.33	41	$120,460,475.27
19	$268,049,619.16	42	$116,153,508.96
20	$258,490,655.29	43	$111,999,984.62
21	$249,271,593.08	44	$107,994,450.01
22	$240,380,371.88	45	$104,131,646.25
23	$231,805,358.28

Accrual Period:

With respect to each Distribution Date, interest will accrue (a) for the Class A, Class M and Class B Certificates, during the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs (or, in the case of the April 2006 Distribution Date, commencing on the Closing Date) and ending on the day preceding that Distribution Date.

Net Rate Cap:

With respect to any Distribution Date and any class of Certificates a per annum rate equal to the excess, if any, of (A) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the related due date prior to giving effect to any reduction in the aggregate Stated Principal Balances of such Mortgage Loans on such due date; over (B) the sum of (i) the Net Swap Payment payable to the Swap Provider on such Distribution Date and (ii) any Swap Termination Payment not due to a Swap Provider Trigger Event payable to the Swap Provider on such date, divided by the outstanding principal balance of the Mortgage Loans as of the first day of the calendar month preceding the calendar month of such Distribution Date, multiplied by 12. The Net Rate Cap for any Class of Certificates will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Basis Risk Shortfall Carry Forward Amount:

With respect to any Class A, Class M and Class B Certificates and any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for such class is based upon the related Net Rate Cap, the excess, if any, of (i) the amount of interest that such class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus a specified margin and (y) 11.00% per annum, over (ii) the amount of interest that such class received on such Distribution Date at the related Net Rate Cap for such Distribution Date (such excess being the “Basis Risk Shortfall” for such Distribution Date); and (B) the Basis Risk Shortfall for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Distribution Date.

Net Mortgage Rate:	With respect to any Mortgage Loan or REO Property, the then applicable interest rate thereon minus the sum of (i) the Servicing Fee Rate and (ii) the Trustee Fee Rate.

Servicing Fee Rate:	0.5000% per annum on the outstanding aggregate Stated Principal Balance of the Mortgage Loans.

Trustee Fee Rate:	0.0145% per annum on the outstanding aggregate Stated Principal Balance of the Mortgage Loans.

Interest Carry Forward Amount:

With respect to any Class A, Class M and Class B Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the excess of (a) the monthly interest distributable amount for such class with respect to such Distribution Date and any prior Distribution Dates over (b) the amount actually distributed to such class with respect to interest on such Distribution Dates, and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate for the related accrual period including the accrual period relating to the current Distribution Date.

Allocated Realized Loss Amount:

With respect to any Distribution Date and any Class of Certificates (other than the Class C and Class R Certificates), the sum of (x) the amount of any Realized Losses which have been applied in reduction of the Certificate Principal Balance of such Class on the preceding Distribution Date and (y) the amount of any Allocated Realized Loss Amount for such Class remaining unpaid on such preceding Distribution Date.

Unpaid Realized Loss Amount:

With respect to the Class A Certificates and as to any Distribution Date is the excess of (i) the Allocated Realized Loss Amounts over (ii) the sum of all distributions in reduction of the Allocated Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to the Class A Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such class.

Credit Enhancement:	The Offered Certificates will have the benefit of the following credit enhancement mechanisms, each of which is intended to provide credit support for the Offered Certificates, as applicable:

For the holders of the Class A Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: The subordination of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 25.70% of the Cut-off Date pool balance).

For the holders of the Class M-1 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 18.35% of the Cut-off Date pool balance).

For the holders of the Class M-2 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of the Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 13.35% of the Cut-off Date pool balance).

For the holders of the Class M-3 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of the Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 11.20% of the Cut-off Date pool balance).

For the holders of the Class M-4 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of the Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 9.05% of the Cut-off Date pool balance).

For the holders of the Class M-5 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of the Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 7.05% of the Cut-off Date pool balance).

For the holders of the Class M-6 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 5.50% of the Cut-off Date pool balance).

For the holders of the Class B-1 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: the subordination of Class B-2, Class B-3 and Class B-4 Certificates (initially equal to approximately 3.85% of the Cut-off Date pool balance).

For the holders of the Class B-2 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: The subordination of the Class B-3 Certificates and Class B-4 Certificates (initially equal to approximately 2.45% of the Cut-off Date pool balance).

For the holders of the Class B-3 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

4)      Subordination: The subordination of the Class B-4 Certificates (initially equal to approximately 1.35% of the Cut-off Date pool balance).

For the holders of the Class B-4 Certificates:

1)      Excess Spread: On each Distribution Date, any excess spread (excluding Net Swap Payments received from the Swap Provider) will be available to cover losses, interest shortfalls and, to build the Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Certificates, and will be applied as net monthly excess cashflow.

2)      Net Swap Payments Received

3)      Overcollateralization: The initial Overcollateralization Amount will be approximately 5.05%.

Realized Losses:

Realized Losses will be absorbed first by excess spread and then by the Overcollateralization Amount then outstanding. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be allocated, first to the Class B-4 Certificates, second to the Class B-3 Certificates, third to the Class B-2 Certificates, fourth to Class B-1 Certificates, fifth to the Class M-6 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-4 Certificates, eighth to the Class M-3 Certificates, ninth to the Class M-2 Certificates, tenth to the Class M-1 Certificates and eleventh to the Class A Certificates. Such Realized Losses will be allocated pro rata among the Class A-1 Certificates on the one hand and the Class A-2 and Class A-3 Certificates on the other hand. Such Realized Losses allocable to the Class A-2 Certificates will be allocated, first to the Class A-3 Certificates and second to the Class A-2 Certificates..

Stepdown Date:

The later of (a) the Distribution Date occurring in April 2009, and (b) the first Distribution Date for which the sum of the aggregate Certificate Principal Balance of the Class M Certificates and Class B Certificates and the Overcollateralization Amount for such Distribution Date, divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) is greater than or equal to approximately 61.50%.

Interest Remittance Amount:

With respect to any Distribution Date, that portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans (net of Administrative Fees and any Net Swap Payment or Swap Termination Payment owed to the Swap Provider not resulting from an event of default or certain termination events with respect to the Swap Provider (a “Swap Provider Trigger Event”)).

Principal Distribution Amount:	On any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the related monthly Interest Remittance Amount and (b) the sum of the following:

(i)         The scheduled principal collected on the Mortgage Loans during the related Due Period or advanced on or before the related Servicer advance date;

(ii)        the prepayments in respect of the Mortgage Loans, exclusive of any prepayment charges, collected in the related Prepayment Period;

(iii)       the Stated Principal Balance of each Mortgage Loan that was repurchased by EMC, in its capacity as seller or Master Servicer;

(iv)       the amount, if any, by which the aggregate unpaid principal balance of any replacement Mortgage Loans is less than the aggregate unpaid principal balance of any deleted Mortgage Loans delivered by EMC, in its capacity as seller, in connection with a substitution of a Mortgage Loan;

(v)        all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period on the Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent Recoveries related to principal, less all non-recoverable advances relating to principal reimbursed during the related Due Period;

(vi)       the principal portion of the purchase price of the assets of the trust upon the exercise by the majority holder of the Class C Certificates, as applicable, of its optional termination right; minus

(vii)      any Net Swap Payment, or any Swap Termination Payment not due to a Swap Provider Trigger Event, owed to the Swap Provider. plus

(viii)     any amounts required to be reimbursed to the seller, the Master Servicer or the Trustee as provided in the Pooling and Servicing Agreement; plus

(ix)       any Extra Principal Distribution Amount for such Distribution Date; less

(x)        any Overcollateralization Release Amount for such Distribution Date.

Priority of Payments:	Payments of interest and principal on each Class of Certificates will be as follows:

Interest
The Interest Remittance Amount will be applied in the following order of priority:

1)          Fees and expenses of the Master Servicer and the Trustee;

2)          To the Class A-1, Class A-2 and Class A-3 Certificateholders, pro rata, any current interest plus any Interest Carry Forward Amount;

3)          To the Class M-1 Certificateholders, current interest;

4)          To the Class M-2 Certificateholders, current interest;

5)          To the Class M-3 Certificateholders, current interest;

6)          To the Class M-4 Certificateholders, current interest;

7)          To the Class M-5 Certificateholders, current interest;

8)          To the Class M-6 Certificateholders, current interest;

9)          To the Class B-1 Certificateholders, current interest;

10)        To the Class B-2 Certificateholders, current interest;

11)        To the Class B-3 Certificateholders, current interest; and

12)        To the Class B-4 Certificateholders, current interest.

Principal
The Principal Distribution Amount will be applied in the following order of priority:

Prior to the Stepdown Date or in the event that a Trigger Event is in effect

1)          Concurrently on a pro rata basis, (i) to the Class A-1 Certificateholders, and (ii) sequentially, to the Class A-2 and Class A-3 Certificateholders, in that order, in each case, until paid in full;

2)          To the Class M-1 Certificateholders, until paid in full;

3)          To the Class M-2 Certificateholders, until paid in full;

4)          To the Class M-3 Certificateholders, until paid in full;

5)          To the Class M-4 Certificateholders, until paid in full;

6)          To the Class M-5 Certificateholders, until paid in full;

7)          To the Class M-6 Certificateholders, until paid in full;

8)          To the Class B-1 Certificateholders, until paid in full;

9)          To the Class B-2 Certificateholders, until paid in full;

10)        To the Class B-3 Certificateholders, until paid in full; and

11)        To the Class B-4 Certificateholders, until paid in full.

On and after the Stepdown Date or in the event that a Trigger Event is not in effect

1)          Concurrently on a pro rata basis, (i) to the Class A-1 Certificateholders, and (ii) sequentially, to the Class A-2 and Class A-3 Certificateholders, the related Principal Distribution Amount, in that order, in each case, until paid in full;

2)          To the Class M-1 Certificateholders, the Class M-1 Principal Distribution Amount until paid in full;

3)          To the Class M-2 Certificateholders, the Class M-2 Principal Distribution Amount until paid in full;

4)          To the Class M-3 Certificateholders, the Class M-3 Principal Distribution Amount until paid in full;

5)          To the Class M-4 Certificateholders, the Class M-4 Principal Distribution Amount until paid in full;

6)          To the Class M-5 Certificateholders, the Class M-5 Principal Distribution Amount until paid in full;

7)          To the Class M-6 Certificateholders, the Class M-6 Principal Distribution Amount until paid in full;

8)          To the Class B-1 Certificateholders, the Class B-1 Principal Distribution Amount until paid in full;

9)          To the Class B-2 Certificateholders, the Class B-2 Principal Distribution Amount until paid in full;

10)        To the Class B-3 Certificateholders, the Class B-3 Principal Distribution Amount until paid in full; and

11)        To the Class B-4 Certificateholders, the Class B-4 Principal Distribution Amount until paid in full.

Swap Payment Priority
Funds payable under the swap agreement will be deposited into a reserve account (the “Swap Account”).

Funds payable to the Swap Provider will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

1) to the Swap Provider, any Net Swap Payment owed for such Distribution Date; and 2) to the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

Net Monthly Excess Cashflow

On each Distribution Date, the Net Monthly Excess Cashflow will be applied in the following order of priority to the extent available for such purpose and to the extent not covered by amounts paid pursuant to the Swap Agreement (other than in the case of clause 1) below):

1)          To the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution, payable to such holders as part of the Principal Distribution Amount;

2)          To the Class A Certificateholders, (a) first, any Interest Carry Forward Amount to the extent unpaid from the Interest Remittance Amount and (b) second, any Unpaid Allocated Realized Loss Amount on a pro rata basis between the Class A-1 Certificateholders on the one hand and the Class A-2 and Class A-3 Certificateholders on the other hand, and sequentially between the Class A-2 and Class A-3 Certificateholders;

3)          To the Class M-1 Certificateholders, any Interest Carry Forward Amount;

4)          To the Class M-2 Certificateholders, any Interest Carry Forward Amount;

5)          To the Class M-3 Certificateholders, any Interest Carry Forward Amount;

6)          To the Class M-4 Certificateholders, any Interest Carry Forward Amount;

7)          To the Class M-5 Certificateholders, any Interest Carry Forward Amount;

8)          To the Class M-6 Certificateholders, any Interest Carry Forward Amount;

9)          To the Class B-1 Certificateholders, any Interest Carry Forward Amount;

10)        To the Class B-2 Certificateholders, any Interest Carry Forward Amount;

11)        To the Class B-3 Certificateholders, any Interest Carry Forward Amount;

12)        To the Class B-4 Certificateholders, any Interest Carry Forward Amount;

13)        To the Class A-1 Class A-2 and Class A-3 Certificateholders, pro rata, any Basis Risk Shortfall Carry Forward Amount;

14)        To the Class M-1 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

15)        To the Class M-2 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

16)        To the Class M-3 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

17)        To the Class M-4 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

18)        To the Class M-5 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

19)        To the Class M-6 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

20)        To the Class B-1 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

21)        To the Class B-2 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

22)        To the Class B-3 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

23)        To the Class B-4 Certificateholders, any Basis Risk Shortfall Carry Forward Amount;

24)        To the Class A-1 Class A-2 and Class A-3 Certificateholders, pro rata, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificateholders, sequentially in that order, any unpaid prepayment interest shortfalls and Relief Act shortfalls, allocated thereto;

25)        to the Swap Provider, any Swap Termination Payment for such Distribution Date due to a Swap Provider Trigger Event; and

26)        Any remaining amounts will be paid to the holders of the Class R Certificates.

Principal Priority:

For each Distribution Date prior to the Stepdown Date, or if a Trigger Event is in effect, 100% of the Principal Distribution Amount will be paid as principal to the Class A Certificates, provided, however, that if the Certificate Principal Balance of the Class A Certificates has been reduced to zero, the Principal Distribution Amount will be applied sequentially in the following order of priority: first, to the Class M-1 Certificates; second, to the Class M-2 Certificates; third, to the Class M-3 Certificates; fourth, to the Class M-4 Certificates; fifth, to the Class M-5 Certificates; sixth, to the Class M-6 Certificates; seventh, to the Class B-1 Certificates; eighth, to the Class B-2 Certificates; ninth, to the Class B-3 Certificates; and tenth to the B-4 Certificates in each case until the Certificate Principal Balance thereof has been reduced to zero.

For each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect, the applicable Principal Distribution Amount will be calculated such that all Certificates will be entitled to receive payments of principal in the following order of priority: first, to the Class A Certificates such that the Class A Certificates will have approximately 61.50% subordination, second to the Class M-1 Certificates such that the Class M-1 Certificates will have approximately 46.80% subordination, third to the Class M-2 Certificates such that the Class M-2 Certificates will have approximately 36.80% subordination, fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have approximately 32.50% subordination, fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have approximately 28.20% subordination, sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have approximately 24.20% subordination, seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have approximately 21.10% subordination, eighth, to the Class B-1 Certificates such that the Class B-1 Certificates will have approximately 17.80% subordination, ninth, to the Class B-2 Certificates such that the Class B-2 Certificates will have approximately 15.00% subordination tenth, to the Class B-3 Certificates such that the Class B-3 Certificates will have approximately 12.80% subordination and last, to the Class B-4 Certificates such that the Class B-4 Certificates will have approximately 10.10% subordination, in each case until the Certificate Principal Balance thereof has been reduced to zero.

Class A Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•           the Principal Distribution Amount for that Distribution Date; and

•           the excess, if any, of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 38.50% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class M-1 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 53.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class M-2 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 63.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the relat ed Prepayment Period) less the Overcollateralization Floor Amount.

Class M-3 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•            the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

•            the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 67.50% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class M-4 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•            the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

•            the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 71.80% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled paym ents of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class M-5 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and Class M-4 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 75.80% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), an d (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class M-6 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of :

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 78.90% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received duri ng the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class B-1 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of :

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 82.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due durin g the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class B-2 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of:

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class B-1 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class B-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class B-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordin ation percentage equal to approximately 85.00% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class B-3 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of :

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class B-1 Certificates and the Class B-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to that Dis tribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 87.20% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Class B-4 Principal Distribution Amount:	With respect to any Distribution Date, the lesser of :

•           the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class B-1 Principal Distribution Amount, the Class B-2 Principal Distribution Amount and the Class B-3 Principal Distribution Amount; and

•           the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class B-1 Principal Distribution Amount, the Class B-2 Principal Distribution Amount and the Class B-3 Principal Distribution Amount for that Distribution D ate) and (2) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 89.90% and (2) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor Amount.

Trigger Event:

A Trigger Event will exist with respect to any Distribution Date if during the applicable period each of the applicable standards specified below for the Sixty Day Plus Delinquency Percentage and the Cumulative Realized Loss Percentage is not satisfied:

1)          On any Distribution Date, the Sixty Day Plus Delinquency Percentage is less than [7.00%];

2)          On any Distribution Date from and including the Distribution Date in April 2009 to and including the Distribution Date in March 2010, the Cumulative Realized Loss Percentage for such Distribution Date is less than [4.95%];

3)          On any Distribution Date from and including the Distribution Date in April 2010 to and including the Distribution Date in March 2011, the Cumulative Realized Loss Percentage for such Distribution Date is less than [7.70%];

4)          On any Distribution Date from and including the Distribution Date in April 2011 to and including the Distribution Date in March 2012, the Cumulative Realized Loss Percentage for such Distribution Date is less than [9.90%]; and

5)          On any Distribution Date thereafter, the Cumulative Realized Loss Percentage for such Distribution Date is less than [11.00%].

Sixty Day Plus Delinquency Percentage:

With respect to any distribution date, is the arithmetic average for each of the three successive distribution dates ending with the applicable distribution date of the percentage obtained by dividing (x) the aggregate Stated Principal Balance of the mortgage loans immediately preceding the relevant distribution date that are 60 or more days delinquent in the payment of principal or interest for the relevant distribution date, any other mortgage loans in the related loan group in foreclosure, REO Property and mortgage loans with a related mortgagor subject to bankruptcy procedures, by (y)the aggregate Stated Principal Balance of all of the mortgage loans immediately preceding the relevant distribution date.

Cumulative Realized Loss Percentage:

A percentage obtained by dividing (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period by (y) by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Net Monthly Excess Cashflow:

With respect to any Distribution Date, the excess, if any, of (x) the available distribution amount for such Distribution Date over (y) the aggregate for such Distribution Date of the amount required to be distributed as described under “Interest” and “Principal” under “Priority of Payments” above.

Overcollateralization Amount:

With respect to any Distribution Date, the amount, if any, by which the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) exceeds the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates as of such Distribution Date after giving effect to distributions of the Principal Distribution Amount to be made on such Distribution Date.

Overcollateralization Floor Amount:	An amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Target Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 5.05% of the the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 10.10% of the then current aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) as of the last day of the related Due Period and (y) the Overcollateralization Floor Amount or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Extra Principal Distribution Amount:

With respect to any Distribution Date is the lesser of (a) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date, over the Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Certificates other than any Extra Principal Distribution Amount) and (b) the excess spread for such Distribution Date.

Overcollateralization Release Amount:

With respect to any Distribution Date the lesser of (x) the sum of (i) the scheduled principal collected on the Mortgage Loans during the related Due Period or advanced on or before he related Servicer advance date; (ii) the prepayments in respect of the Mortgage Loans, exclusive of any prepayment charges, collected in the related Prepayment Period; (iii) the Stated Principal Balance of each Mortgage Loan that was repurchased by EMC, in its capacity as seller or Master Servicer; (iv) the amount, if any, by which the aggregate unpaid principal balance of any replacement Mortgage Loans is less than the aggregate unpaid principal balance of any deleted Mortgage Loans delivered by EMC, in its capacity as seller, in connection with a substitution of a Mortgage Loan; (v) all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period on the Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent Recoveries relate to principal, less all non-recoverable advances relating to principal reimbursed during the related Due Period; and (y) the excess, if any, of (i) the Group I Overcollateralization Amount for such Distribution Date over (ii) the Group I Overcollateralization Target Amount for such Distribution Date.

Available Funds Rate

MONTH	(%)	MONTH	(%)	MONTH	(%)
1	25.3822	22	25.3841	43	25.5659
2	25.5617	23	25.3842	44	25.3865
3	25.3824	24	25.7556	45	25.5661
4	25.5619	25	25.3844
5	25.3826	26	25.5640
6	25.3827	27	25.3846
7	25.5622	28	25.5642
8	25.3828	29	25.3848
9	25.5624	30	25.3849
10	25.3830	31	25.5645
11	25.3831	32	25.3851
12	25.9600	33	25.5647
13	25.3833	34	25.3853
14	25.5628	35	25.3855
15	25.3835	36	25.9626
16	25.5630	37	25.3857
17	25.3836	38	25.5653
18	25.3837	39	25.3859
19	25.5633	40	25.5655
20	25.3839	41	25.3861
21	25.5635	42	25.3862

		Selected Assumptions:
		1) 1-month LIBOR = 20%
		2) 35% CPR

Excess Spread Before Losses (%)

Month	Excess Spread (2)	Excess Spread (3)	Month	Excess Spread (2)	Excess Spread (3)
1	6.29	6.36	33	5.64	5.67
2	5.47	5.60	34	5.66	5.69
3	5.47	5.52	35	5.68	5.71
4	5.48	5.49	36	5.69	5.72
5	5.48	5.50	37	5.72	5.76
6	5.48	5.51	38	5.54	5.57
7	5.49	5.52	39	5.35	5.38
8	5.49	5.51	40	5.24	5.27
9	5.50	5.50	41	5.31	5.34
10	5.50	5.49	42	5.36	5.39
11	5.50	5.49	43	5.39	5.42
12	5.51	5.51	44	5.41	5.44
13	5.51	5.50	45	5.42	5.45
14	5.52	5.51
15	5.52	5.52
16	5.53	5.53
17	5.53	5.54
18	5.54	5.54
19	5.54	5.55
20	5.55	5.56
21	5.55	5.57
22	5.56	5.57
23	5.57	5.58
24	5.57	5.59
25	5.58	5.60
26	5.59	5.60
27	5.59	5.61
28	5.60	5.62
29	5.61	5.63
30	5.62	5.64
31	5.62	5.65
32	5.63	5.66

		Selected Assumptions:
		1) 35% CPR
		2) 1-month LIBOR = 4.85%
		3) Forward LIBOR

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the mortgage loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 100% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Forward LIBOR
	CDR Break	Cumulative Loss
Class A	21.06	35.37
Class M1	16.02	28.82
Class M2	12.98	24.41
Class M3	11.75	22.50
Class M4	10.55	20.59
Class M5	9.48	18.80
Class M6	8.65	17.38
Class B1	7.76	15.80
Class B2	7.02	14.48
Class B3	6.45	13.43

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$526,578,880
Number of Loans	9,301
Average Scheduled Principal Balance	$56,615	$7,488	$450,000
(1) Original Combined Loan-to-Value Ratio	96.95%	10.00%	100.00%
(1) Mortgage Rate	11.154%	5.875%	18.375%
(1) Net Mortgage Rate	10.639%	5.361%	17.861%
(1) Remaining Term to Stated Maturity (months)	241	112	359
(1)] (1i)] Credit Score	700	525	820
(1) Weighted Average reflected in Total. (1i)] Non-Zero Weighted Average Credit Score

Range	Percent of Cut-Off Date Principal Balance
Product Type	Fixed Rate	100.00%

Lien	Second	100.00%

Property Type	Two- to four- family units	10.65%
Condominium	8.63%
Hi-Condo	1.04%
Planned Unit Development	28.04%
Single-family	50.84%
Townhouse	0.79%

Geographic Distribution	California	21.29%
Florida	9.39%
Arizona	6.62%
Nevada	6.41%
Virginia	6.26%
Georgia	5.91%
Maryland	5.14%

Number of States (including DC)
50
Documentation Type
Full/Alternative	19.03%
Limited	0.40%
No Documentation	6.37%
No Income/No Asset	1.35%
No Ratio	25.22%
No Ratio / Verified Employment	0.33%
Stated Income	40.05%
Stated/Stated	7.25%

Loans with Prepayment Penalties	18.49%
Interest Only Loans	13.08%

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Credit Score Distribution of the Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
N/A	27	1,385,834.48	0.26	51,327.20	98.09	9.64	6.71
520 – 539	2	78,111.44	0.01	39,055.72	99.74	100.00	0.00
540 – 559	2	72,844.36	0.01	36,422.18	100.00	100.00	0.00
560 – 579	26	1,135,564.86	0.22	43,675.57	99.78	83.92	2.84
580 – 599	98	4,147,167.96	0.79	42,318.04	99.48	85.20	0.59
600 – 619	145	6,383,104.49	1.21	44,021.41	99.37	41.33	2.16
620 – 639	740	41,978,476.64	7.97	56,727.67	97.22	22.12	10.70
640 – 659	877	47,352,236.27	8.99	53,993.43	96.48	21.78	15.13
660 – 679	1,420	79,807,528.54	15.16	56,202.48	96.22	16.95	14.46
680 – 699	1,556	90,783,918.96	17.24	58,344.42	97.29	14.67	13.55
700 – 719	1,241	71,262,418.56	13.53	57,423.38	97.32	15.49	12.76
720 – 739	1,212	67,328,300.76	12.79	55,551.40	96.80	15.63	13.53
740 – 759	883	52,313,897.98	9.93	59,245.64	97.26	17.72	12.81
760 – 779	612	35,640,717.98	6.77	58,236.47	97.09	22.79	13.92
780 – 799	364	22,032,427.71	4.18	60,528.65	95.86	25.74	12.57
800 – 819	95	4,856,362.39	0.92	51,119.60	95.51	35.27	8.96
820 – 839	1	19,966.92	0.00	19,966.92	95.00	100.00	0.00
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Debt-to-Income Ratios of the Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	2,768	175,735,391.10	33.37	63,488.22	706	96.98	0.05	12.95
0.01% - 5.00%	4	235,458.42	0.04	58,864.61	699	98.89	11.46	16.35
5.01% - 10.00%	63	2,743,370.18	0.52	43,545.56	725	95.26	11.16	9.40
10.01% - 15.00%	104	5,963,781.20	1.13	57,344.05	708	97.41	19.84	25.23
15.01% - 20.00%	220	11,301,422.55	2.15	51,370.10	705	95.81	25.96	20.46
20.01% - 25.00%	360	16,850,558.49	3.20	46,807.11	702	96.10	21.68	14.90
25.01% - 30.00%	606	29,418,981.48	5.59	48,546.17	701	96.69	26.06	12.06
30.01% - 35.00%	908	46,811,680.24	8.89	51,554.71	707	96.37	27.73	15.32
35.01% - 40.00%	1,480	81,426,978.04	15.46	55,018.23	697	96.87	25.50	13.03
40.01% - 45.00%	1,660	92,199,567.93	17.51	55,541.91	696	97.39	29.20	12.59
45.01% - 50.00%	999	56,422,905.94	10.71	56,479.39	685	97.31	36.05	10.81
50.01% - 55.00%	129	7,468,784.73	1.42	57,897.56	685	97.40	44.85	5.88
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Original Mortgage Loan Principal Balances of the Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$0 - $9,999	16	133,525.24	0.03	8,345.33	705	90.56	6.43	23.59
$10,000 - $19,999	892	13,673,748.22	2.60	15,329.31	701	94.67	28.89	9.88
$20,000 - $29,999	1,619	40,652,195.66	7.72	25,109.45	696	96.66	31.42	12.44
$30,000 - $39,999	1,615	55,873,976.24	10.61	34,596.89	697	97.00	28.15	12.92
$40,000 - $49,999	1,177	52,602,754.74	9.99	44,692.23	699	97.42	25.32	14.41
$50,000 - $59,999	971	52,880,174.20	10.04	54,459.50	701	97.58	21.29	11.37
$60,000 - $69,999	716	46,109,403.21	8.76	64,398.61	699	97.71	17.15	12.01
$70,000 - $79,999	552	41,129,072.54	7.81	74,509.19	698	97.49	14.23	11.55
$80,000 - $89,999	366	30,736,336.55	5.84	83,979.06	699	97.52	15.85	12.65
$90,000 - $99,999	274	25,842,580.66	4.91	94,315.99	690	97.36	13.17	10.93
$100,000 - $109,999	213	22,172,794.78	4.21	104,097.63	702	97.31	9.37	18.46
$110,000 - $119,999	198	22,691,259.84	4.31	114,602.32	701	98.04	15.17	11.60
$120,000 - $129,999	132	16,367,059.18	3.11	123,992.87	704	97.69	16.64	12.24
$130,000 - $139,999	101	13,574,266.06	2.58	134,398.67	701	97.41	9.86	11.92
$140,000 - $149,999	80	11,578,617.81	2.20	144,732.72	697	97.89	7.45	16.38
$150,000 - $159,999	85	13,018,531.41	2.47	153,159.19	694	97.13	12.95	14.13
$160,000 - $169,999	39	6,407,317.83	1.22	164,290.20	710	95.02	13.00	23.34
$170,000 - $179,999	35	6,086,129.35	1.16	173,889.41	716	96.72	5.72	11.31
$180,000 - $189,999	26	4,764,637.37	0.90	183,255.28	700	96.09	15.32	7.79
$190,000 - $199,999	32	6,210,728.66	1.18	194,085.27	712	97.17	18.73	15.81
$200,000 - $209,999	35	7,053,091.85	1.34	201,516.91	712	91.33	11.37	11.57
$210,000 - $219,999	14	3,004,572.68	0.57	214,612.33	706	95.40	21.41	7.04
$220,000 - $229,999	8	1,782,179.51	0.34	222,772.44	698	97.45	0.00	25.04
$230,000 - $239,999	9	2,113,596.46	0.40	234,844.05	736	98.32	0.00	11.21
$240,000 - $249,999	16	3,911,136.15	0.74	244,446.01	720	96.87	18.60	24.97
$250,000 - $259,999	8	2,015,455.63	0.38	251,931.95	697	96.32	12.37	25.27
$260,000 - $269,999	2	527,950.48	0.10	263,975.24	684	90.15	0.00	0.00
$270,000 - $279,999	9	2,478,220.66	0.47	275,357.85	710	96.41	22.24	22.34
$280,000 - $289,999	10	2,834,389.99	0.54	283,439.00	722	97.01	9.94	9.95
$290,000 - $299,999	4	1,168,987.09	0.22	292,246.77	714	98.76	24.77	0.00
$300,000 - $309,999	10	3,001,799.96	0.57	300,180.00	695	90.71	9.97	19.99
$310,000 - $319,999	2	628,387.54	0.12	314,193.77	715	87.57	0.00	0.00
$320,000 - $329,999	3	969,114.15	0.18	323,038.05	733	96.34	0.00	33.02
$330,000 - $339,999	2	670,986.60	0.13	335,493.30	734	97.48	0.00	0.00
$340,000 - $349,999	2	696,851.55	0.13	348,425.78	706	95.00	0.00	49.82
$350,000 - $359,999	5	1,753,546.56	0.33	350,709.31	711	96.08	0.00	19.96
$370,000 - $379,999	1	373,725.01	0.07	373,725.01	722	89.32	0.00	0.00
$380,000 - $389,999	3	1,154,122.94	0.22	384,707.65	657	83.28	33.01	0.00
$390,000 - $399,999	4	1,580,671.63	0.30	395,167.91	741	94.83	0.00	0.00
$400,000 and greater	15	6,354,984.31	1.21	423,665.62	709	88.17	26.86	21.12
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Net Mortgage Rates of the Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	1	217,701.95	0.04	217,701.95	781	80.00	100.00	0.00
5.500% - 5.999%	34	1,915,120.54	0.36	56,327.07	753	88.60	92.07	0.00
6.000% - 6.499%	154	9,134,856.16	1.73	59,317.25	739	92.27	89.49	0.00
6.500% - 6.999%	326	18,015,935.82	3.42	55,263.61	722	94.62	70.96	0.67
7.000% - 7.499%	386	23,961,019.46	4.55	62,075.18	714	94.89	44.24	1.14
7.500% - 7.999%	388	20,715,411.04	3.93	53,390.23	712	96.62	35.29	3.16
8.000% - 8.499%	298	16,885,637.61	3.21	56,663.21	711	95.00	31.15	7.23
8.500% - 8.999%	362	22,046,338.42	4.19	60,901.49	708	96.04	26.67	10.50
9.000% - 9.499%	784	43,722,851.42	8.30	55,768.94	708	96.73	17.03	11.32
9.500% - 9.999%	687	44,023,899.19	8.36	64,081.37	706	97.84	14.28	11.27
10.000% - 10.499%	760	45,314,145.87	8.61	59,623.88	697	96.97	14.78	15.08
10.500% - 10.999%	703	40,230,384.06	7.64	57,226.72	693	96.70	15.03	16.38
11.000% - 11.499%	1,028	63,105,551.19	11.98	61,386.72	692	97.33	12.41	15.28
11.500% - 11.999%	725	42,180,642.37	8.01	58,180.20	689	98.01	9.00	15.20
12.000% - 12.499%	829	45,584,368.55	8.66	54,987.18	687	97.56	9.96	13.86
12.500% - 12.999%	678	34,344,340.71	6.52	50,655.37	687	98.18	6.82	19.10
13.000% - 13.499%	432	20,946,574.92	3.98	48,487.44	696	97.65	6.87	19.11
13.500% - 13.999%	236	11,171,340.13	2.12	47,336.19	703	98.46	9.04	25.76
14.000% - 14.499%	206	9,111,117.88	1.73	44,228.73	702	97.94	4.60	17.15
14.500% - 14.999%	102	4,775,934.56	0.91	46,822.89	698	97.75	4.54	23.21
15.000% - 15.499%	81	4,019,719.52	0.76	49,626.17	698	98.09	3.61	25.98
15.500% - 15.999%	58	3,273,363.24	0.62	56,437.30	704	97.68	0.00	21.48
16.000% - 16.499%	25	1,266,484.75	0.24	50,659.39	704	98.66	0.00	36.20
16.500% - 16.999%	10	305,085.59	0.06	30,508.56	679	99.70	0.00	46.25
17.000% - 17.499%	6	197,255.35	0.04	32,875.89	671	99.95	0.00	0.00
17.500% - 17.999%	2	113,800.00	0.02	56,900.00	691	87.63	0.00	100.00
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Mortgage Rates of the Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.500% - 5.999%	1	217,701.95	0.04	217,701.95	781	80.00	100.00	0.00
6.000% - 6.499%	12	642,407.17	0.12	53,533.93	766	85.39	95.70	0.00
6.500% - 6.999%	116	6,657,358.21	1.26	57,391.02	746	91.50	90.78	0.00
7.000% - 7.499%	262	14,688,940.42	2.79	56,064.66	726	94.24	78.11	0.41
7.500% - 7.999%	391	23,904,966.40	4.54	61,138.02	714	94.80	54.33	0.53
8.000% - 8.499%	411	22,265,816.63	4.23	54,174.74	713	95.91	32.81	2.97
8.500% - 8.999%	297	17,196,354.49	3.27	57,900.18	712	95.39	34.38	5.39
9.000% - 9.499%	337	19,323,080.81	3.67	57,338.52	707	95.92	26.36	7.57
9.500% - 9.999%	701	41,261,595.19	7.84	58,861.05	710	96.39	20.47	12.89
10.000% - 10.499%	681	43,325,477.72	8.23	63,620.38	706	97.72	13.00	9.54
10.500% - 10.999%	747	44,029,236.48	8.36	58,941.41	699	97.21	15.76	15.03
11.000% - 11.499%	686	39,489,621.96	7.50	57,565.05	694	96.69	16.17	15.11
11.500% - 11.999%	961	56,232,100.76	10.68	58,514.15	690	97.34	13.26	16.46
12.000% - 12.499%	766	47,579,444.75	9.04	62,114.16	695	97.64	10.04	16.17
12.500% - 12.999%	903	50,891,465.24	9.66	56,358.21	685	97.54	9.04	13.31
13.000% - 13.499%	586	28,510,791.57	5.41	48,653.23	691	98.23	7.49	18.93
13.500% - 13.999%	616	31,472,721.71	5.98	51,092.08	688	97.87	6.37	16.77
14.000% - 14.499%	268	13,030,023.33	2.47	48,619.49	702	98.46	8.49	27.04
14.500% - 14.999%	201	9,205,828.30	1.75	45,800.14	704	97.89	5.93	19.67
15.000% - 15.499%	147	6,180,563.98	1.17	42,044.65	699	98.39	4.81	18.77
15.500% - 15.999%	82	3,865,161.77	0.73	47,136.12	697	97.80	4.83	29.37
16.000% - 16.499%	79	4,297,878.13	0.82	54,403.52	699	97.84	1.11	14.59
16.500% - 16.999%	26	1,443,913.68	0.27	55,535.14	703	97.94	0.00	40.05
17.000% - 17.499%	13	414,274.30	0.08	31,867.25	688	99.08	0.00	23.81
17.500% - 17.999%	8	306,061.96	0.06	38,257.75	678	99.96	0.00	46.10
18.000% - 18.499%	3	146,093.39	0.03	48,697.80	679	90.36	0.00	77.90
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Original Combined Loan-to-Value Ratios of the Mortgage Loans

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only
5.01% - 10.00%	1	22,962.52	0.00	22,962.52	642	0.00	0.00
15.01% - 20.00%	1	17,981.62	0.00	17,981.62	640	0.00	0.00
20.01% - 25.00%	2	54,116.13	0.01	27,058.07	740	0.00	0.00
25.01% - 30.00%	3	147,935.06	0.03	49,311.69	732	0.00	60.84
35.01% - 40.00%	14	1,118,153.27	0.21	79,868.09	677	0.00	27.92
40.01% - 45.00%	4	245,210.50	0.05	61,302.63	722	10.03	10.03
45.01% - 50.00%	4	158,418.67	0.03	39,604.67	749	56.70	0.00
50.01% - 55.00%	3	120,881.87	0.02	40,293.96	693	39.20	0.00
55.01% - 60.00%	3	417,765.47	0.08	139,255.16	665	50.09	0.00
60.01% - 65.00%	4	305,444.57	0.06	76,361.14	714	52.28	14.70
65.01% - 70.00%	6	465,338.75	0.09	77,556.46	712	37.01	13.71
70.01% - 75.00%	27	2,594,214.68	0.49	96,082.03	722	19.26	0.96
75.01% - 80.00%	90	7,985,216.96	1.52	88,724.63	700	19.58	10.80
80.01% - 85.00%	121	7,450,757.17	1.41	61,576.51	704	18.48	20.71
85.01% - 90.00%	1,194	55,019,756.78	10.45	46,080.20	699	18.47	10.51
90.01% - 95.00%	1,636	88,205,636.21	16.75	53,915.43	705	18.28	12.44
95.01% - 100.00%	6,188	362,249,090.07	68.79	58,540.58	699	19.26	13.57
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Geographic Distribution of Mortgaged Properties of the Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	1,219	112,109,312.03	21.29	91,968.26	700	96.49	12.38	17.72
Florida	982	49,427,357.77	9.39	50,333.36	703	96.51	10.84	21.10
Arizona	613	34,835,358.88	6.62	56,827.67	710	96.90	19.81	11.90
Nevada	531	33,757,828.56	6.41	63,574.07	698	97.31	11.77	7.28
Virginia	443	32,979,831.81	6.26	74,446.57	698	97.51	11.95	11.13
Georgia	829	31,119,544.29	5.91	37,538.65	691	97.83	31.36	26.05
Maryland	422	27,047,020.59	5.14	64,092.47	690	97.42	17.18	11.90
Colorado	427	22,353,905.45	4.25	52,351.07	713	96.71	45.77	5.55
New Jersey	315	21,595,758.85	4.10	68,557.96	691	96.75	8.88	7.09
Texas	631	20,220,264.15	3.84	32,044.79	703	98.27	27.17	3.61
Illinois	288	17,084,705.69	3.24	59,321.89	704	96.95	19.11	6.40
New York	146	14,543,350.19	2.76	99,611.99	692	96.17	10.01	7.66
Massachusetts	160	12,614,838.15	2.40	78,842.74	701	97.24	18.43	3.94
Washington	219	11,012,854.60	2.09	50,287.01	700	96.36	39.77	13.87
Other (1)	2,076	85,876,949.29	16.31	41,366.55	701	96.95	26.41	10.75
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Junior Ratios of the Mortgage Loans

Range of Junior Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.01% - 30.00%	7,910	403,108,045.96	76.55	50,961.83	699	97.26	20.56	14.16
30.01% - 40.00%	795	65,814,266.66	12.50	82,785.24	704	96.07	13.16	9.93
40.01% - 45.00%	426	41,335,850.96	7.85	97,032.51	705	99.25	13.13	7.67
45.01% - 50.00%	37	4,522,392.27	0.86	122,226.82	705	93.54	13.94	15.65
50.01% - 55.00%	73	6,057,785.08	1.15	82,983.36	715	95.90	20.44	13.72
55.01% - 60.00%	7	930,917.67	0.18	132,988.24	684	87.37	2.69	6.60
60.01% and greater	53	4,809,621.70	0.91	90,747.58	704	69.81	28.15	9.68
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Mortgage Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	1,146	70,825,176.46	13.45	61,802.07	684	92.45	29.29	8.36
Purchase	8,016	448,978,514.57	85.26	56,010.29	703	97.70	17.11	13.93
Rate/Term Refinance	139	6,775,189.27	1.29	48,742.37	691	93.91	38.65	5.93
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Mortgage Loan Documentation Type of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	2,164	100,206,705.28	19.03	46,306.24	696	96.98	100.00	9.39
Limited	47	2,118,770.23	0.40	45,080.22	699	97.18	0.00	11.36
No Documentation	633	33,522,549.63	6.37	52,958.21	719	95.60	0.00	15.17
No Income/No Asset	115	7,120,752.45	1.35	61,919.59	714	95.59	0.00	7.42
No Ratio	1,972	132,795,334.99	25.22	67,340.43	703	97.39	0.00	12.28
No Ratio / Verified Employment	36	1,717,074.35	0.33	47,696.51	700	98.27	0.00	29.57
Stated Income	3,687	210,898,326.15	40.05	57,200.52	698	96.81	0.00	14.18
Stated/Stated	647	38,199,367.22	7.25	59,040.75	693	97.45	0.00	18.01
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Occupancy Types of the Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	3,221	136,259,437.40	25.88	42,303.46	713	96.38	16.71	12.60
Primary Residence	5,486	360,048,098.82	68.37	65,630.35	694	97.15	20.24	13.04
Second/Vacation	594	30,271,344.08	5.75	50,961.86	716	97.12	15.01	15.63
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Mortgaged Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	861	56,088,182.72	10.65	65,143.07	702	96.70	13.71	6.10
Condominium	928	45,464,702.99	8.63	48,992.14	703	97.40	21.60	12.11
Hi-Rise Condo	67	5,451,019.18	1.04	81,358.50	711	93.81	20.47	14.20
Planned Unit Developments	2,501	147,677,053.97	28.04	59,047.20	702	97.18	20.16	13.75
Single-family	4,850	267,736,922.15	50.84	55,203.49	698	96.84	18.91	14.31
Townhouse	94	4,160,999.29	0.79	44,265.95	694	98.16	28.72	13.10
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Prepayment Penalty Terms of the Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	7,649	429,230,921.52	81.51	56,115.95	702	96.90	20.19	11.08
3 Months	2	36,100.00	0.01	18,050.00	682	99.05	0.00	100.00
6 Months	265	17,752,001.70	3.37	66,988.69	696	95.62	9.68	9.74
7 Months	5	547,681.16	0.10	109,536.23	719	96.90	0.00	15.78
12 Months	154	9,427,201.08	1.79	61,215.59	691	97.61	13.25	31.71
24 Months	370	20,157,741.89	3.83	54,480.38	670	98.29	20.94	13.70
36 Months	831	47,944,947.32	9.10	57,695.48	700	97.09	12.84	28.30
60 Months	25	1,482,285.63	0.28	59,291.43	678	98.83	13.63	8.20
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Selected Collateral Characteristics

Of the Mortgage Loans

As of the Cut-Off Date

Interest Only Terms of the Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Not Interest Only	8,137	457,716,222.70	86.92	56,251.23	700	96.91	19.84	0.00
60 Months	178	13,437,493.00	2.55	75,491.53	701	96.55	9.14	100.00
120 Months	985	55,390,164.60	10.52	56,233.67	702	97.33	14.77	100.00
180 Months	1	35,000.00	0.01	35,000.00	723	100.00	0.00	100.00
Total / Weighted Average	9,301	526,578,880.30	100.00	56,615.30	700	96.95	19.03	13.08

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type     Count         Balance   Percent         GWAC     WA Strip         NWAC    ORIG AM     REM AM   STATED REM       WA AGE
15YR                                  318   15,762,068.01     52.07      11.4383       0.5145      10.9238        355        353          177            3
20YR                                    4      312,364.66      1.03      11.2766       0.5145      10.7621        240        237          237            3
30YR                                  272   14,196,911.41      46.9      11.5986       0.5145      11.0841        360        358          358            2
TOTAL                                 594   30,271,344.08       100      11.5118       0.5145      10.9973        356        354          262            3

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type      MIN GWAC     MAX GWAC      AVG BAL       WA LTV      WA CLTV      WA FICO       WA DTI     REM IO TERM
15YR                                     7.25       16.375       49,566        96.67        96.67          711        38.79               4
20YR                                    9.625       12.125       78,091        95.01        95.01          704        33.46              34
30YR                                     7.25       14.625       52,195        97.66        97.66          720        35.98              30
TOTAL                                    7.25       16.375       50,962        97.12        97.12          716        37.33              16

Collateral Grouped by Original Term
Collateral Grouped by Original Term   Count         Balance      Percent         GWAC         NWAC          WAM       WA Age      Min GWAC       Max GWAC
-180                                    318      15,762,068        52.07      11.4383      10.9238          353            3          7.25         16.375
 181 -  360                             276      14,509,276        47.93      11.5917      11.0772          355            2          7.25         14.625
TOTAL                                   594      30,271,344          100      11.5118      10.9973          354            3          7.25         16.375

Collateral Grouped by Original Term
Collateral Grouped by Original Term        Avg Bal      Min WAM      Max WAM       WA LTV WA COMBINED LTV   WA FICO       WA DTI
-180                                        49,566          175          360        96.67        96.67          711        38.79
 181 -  360                                 52,570          236          360         97.6         97.6          720         35.9
TOTAL                                       50,962          175          360        97.12        97.12          716        37.33

Collateral Grouped by Original Balance
Collateral Grouped by Original Balance     Count         Balance       Percent         GWAC         NWAC      WAM     WA Age
  10,001 -   20,000                           46         757,449           2.5      10.9131      10.3986      352          3
  20,001 -   30,000                          124       3,118,528          10.3      11.2251      10.7106      347          3
  30,001 -   40,000                          125       4,347,914         14.36      11.3249      10.8104      351          3
  40,001 -   50,000                           85       3,861,380         12.76      11.3937      10.8792      354          3
  50,001 -   60,000                           74       4,045,756         13.36      11.4242      10.9097      358          3
  60,001 -   70,000                           38       2,432,613          8.04      11.3773      10.8628      355          3
  70,001 -   80,000                           29       2,171,602          7.17      11.4275       10.913      357          3
  80,001 -   90,000                           22       1,838,337          6.07      11.3357      10.8212      358          3
  90,001 -  100,000                           10         948,583          3.13      11.9957      11.4812      358          2
 100,001 -  110,000                            7         740,198          2.45      12.0837      11.5692      356          4
 110,001 -  120,000                            6         692,141          2.29      11.5197      11.0052      357          3
 120,001 -  130,000                            4         503,854          1.66      12.8432      12.3287      359          1
 130,001 -  140,000                            6         816,759           2.7      12.0695       11.555      357          3
 150,001 -  200,000                           12       2,067,804          6.83      12.3329      11.8184      346          2
 200,001 -  250,000                            2         481,584          1.59      11.6847      11.1702      358          2
 250,001 -  300,000                            2         548,737          1.81      13.8999      13.3854      358          2
 400,001 +                                     2         898,105          2.97      10.0635        9.549      359          1
TOTAL                                        594      30,271,344           100      11.5118      10.9973      354          3

Collateral Grouped by Original Balance
Collateral Grouped by Original Balance   Min GWAC       Max GWAC      Avg Bal       WA LTV        WA COMBINED LTV    WA FICO     WA DTI
  10,001 -   20,000                         7.375         13.875       16,466        95.34                  95.34        710      35.41
  20,001 -   30,000                         7.625         14.375       25,149        94.93                  94.93        697      38.87
  30,001 -   40,000                          7.25         16.375       34,783        97.26                  97.26        709      37.59
  40,001 -   50,000                          7.25          14.75       45,428        97.26                  97.26        708      39.57
  50,001 -   60,000                             8         14.375       54,672        97.98                  97.98        721      36.74
  60,001 -   70,000                         8.125          14.25       64,016           98                     98        708      35.66
  70,001 -   80,000                         9.375           13.5       74,883        97.67                  97.67        715      37.58
  80,001 -   90,000                          8.75          13.75       83,561        95.91                  95.91        725      43.52
  90,001 -  100,000                        10.125          13.75       94,858        97.98                  97.98        728      27.81
 100,001 -  110,000                        10.875         14.125      105,743        98.52                  98.52        720      41.49
 110,001 -  120,000                           9.5          13.25      115,357        98.36                  98.36        717      21.68
 120,001 -  130,000                            12         13.625      125,964         97.5                   97.5        743      32.73
 130,001 -  140,000                         9.125             14      136,126        99.15                  99.15        722      43.14
 150,001 -  200,000                         9.625         14.625      172,317        99.12                  99.12        735      32.42
 200,001 -  250,000                            10           13.5      240,792        98.19                  98.19        667          0
 250,001 -  300,000                        11.625          16.25      274,369        97.46                  97.46        748          0
 400,001 +                                    9.5         10.625      449,053        89.32                  89.32        750      43.42
TOTAL                                        7.25         16.375       50,962        97.12                  97.12        716      37.33

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance      Count         Balance       Percent         GWAC         NWAC      WAM     WA Age
  10,001 -   20,000                           46         757,449           2.5      10.9131      10.3986      352          3
  20,001 -   30,000                          124       3,118,528          10.3      11.2251      10.7106      347          3
  30,001 -   40,000                          125       4,347,914         14.36      11.3249      10.8104      351          3
  40,001 -   50,000                           85       3,861,380         12.76      11.3937      10.8792      354          3
  50,001 -   60,000                           74       4,045,756         13.36      11.4242      10.9097      358          3
  60,001 -   70,000                           38       2,432,613          8.04      11.3773      10.8628      355          3
  70,001 -   80,000                           29       2,171,602          7.17      11.4275       10.913      357          3
  80,001 -   90,000                           23       1,928,320          6.37      11.3375       10.823      357          3
  90,001 -  100,000                            9         858,599          2.84      12.0607      11.5462      358          2
 100,001 -  110,000                            7         740,198          2.45      12.0837      11.5692      356          4
 110,001 -  120,000                            6         692,141          2.29      11.5197      11.0052      357          3
 120,001 -  130,000                            4         503,854          1.66      12.8432      12.3287      359          1
 130,001 -  140,000                            6         816,759           2.7      12.0695       11.555      357          3
 150,001 -  200,000                           12       2,067,804          6.83      12.3329      11.8184      346          2
 200,001 -  250,000                            2         481,584          1.59      11.6847      11.1702      358          2
 250,001 -  300,000                            2         548,737          1.81      13.8999      13.3854      358          2
 400,001 +                                     2         898,105          2.97      10.0635        9.549      359          1
TOTAL                                        594      30,271,344           100      11.5118      10.9973      354          3

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance     Min GWAC       Max GWAC      Avg Bal       WA LTV        WA COMBINED LTV    WA FICO     WA DTI
  10,001 -   20,000                          7.375         13.875       16,466        95.34                  95.34        710      35.41
  20,001 -   30,000                          7.625         14.375       25,149        94.93                  94.93        697      38.87
  30,001 -   40,000                           7.25         16.375       34,783        97.26                  97.26        709      37.59
  40,001 -   50,000                           7.25          14.75       45,428        97.26                  97.26        708      39.57
  50,001 -   60,000                              8         14.375       54,672        97.98                  97.98        721      36.74
  60,001 -   70,000                          8.125          14.25       64,016           98                     98        708      35.66
  70,001 -   80,000                          9.375           13.5       74,883        97.67                  97.67        715      37.58
  80,001 -   90,000                           8.75          13.75       83,840         96.1                   96.1        727      43.52
  90,001 -  100,000                         10.125          13.75       95,400        97.77                  97.77        723      27.81
 100,001 -  110,000                         10.875         14.125      105,743        98.52                  98.52        720      41.49
 110,001 -  120,000                            9.5          13.25      115,357        98.36                  98.36        717      21.68
 120,001 -  130,000                             12         13.625      125,964         97.5                   97.5        743      32.73
 130,001 -  140,000                          9.125             14      136,126        99.15                  99.15        722      43.14
 150,001 -  200,000                          9.625         14.625      172,317        99.12                  99.12        735      32.42
 200,001 -  250,000                             10           13.5      240,792        98.19                  98.19        667          0
 250,001 -  300,000                         11.625          16.25      274,369        97.46                  97.46        748          0
 400,001 +                                     9.5         10.625      449,053        89.32                  89.32        750      43.42
TOTAL                                         7.25         16.375       50,962        97.12                  97.12        716      37.33

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon     Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
15_Yr                                            318      15,762,068         52.07      11.4383      10.9238      353          3         7.25
         7.250 -    7.499                          4         119,188          0.39       7.2812       6.7667      357          4         7.25
         7.500 -    7.749                          1          28,396          0.09        7.625       7.1105      355          5        7.625
         7.750 -    7.999                          3          76,283          0.25       7.7804       7.2659      356          4         7.75
         8.000 -    8.249                          4         144,632          0.48       8.1128       7.5983      356          4            8
         8.250 -    8.499                          3          71,454          0.24       8.2927       7.7782      356          4         8.25
         8.500 -    8.749                          8         287,483          0.95        8.567       8.0525      357          4          8.5
         8.750 -    8.999                          6         311,751          1.03       8.8293       8.3148      356          4         8.75
         9.000 -    9.249                         11         455,612          1.51       9.0579       8.5434      357          4            9
         9.250 -    9.499                         14         638,868          2.11       9.3311       8.8166      358          3         9.25
         9.500 -    9.749                         12         655,401          2.17       9.5307       9.0162      357          4          9.5
         9.750 -    9.999                         13         613,353          2.03       9.8356       9.3211      357          3         9.75
        10.000 -   10.249                         16         712,523          2.35      10.0499       9.5354      357          3           10
        10.250 -   10.499                          8         342,789          1.13       10.298       9.7835      357          3        10.25
        10.500 -   10.749                         23       1,375,900          4.55      10.5889      10.0744      338          2         10.5
        10.750 -   10.999                         16         751,046          2.48      10.8165       10.302      341          3        10.75
        11.000 -   11.249                         18         798,939          2.64      11.0472      10.5327      357          3           11
        11.250 -   11.499                         13         453,101           1.5      11.3407      10.8262      345          4        11.25
        11.500 -   11.749                         15         827,289          2.73      11.5351      11.0206      349          2         11.5
        11.750 -   11.999                         12         653,303          2.16      11.7956      11.2811      357          3        11.75
        12.000 -   12.249                         10         561,790          1.86      12.0503      11.5358      357          3           12
        12.250 -   12.499                          8         403,647          1.33      12.2816      11.7671      358          2        12.25
        12.500 -   12.749                         19       1,019,690          3.37      12.5496      12.0351      357          4         12.5
        12.750 -   12.999                         21       1,079,263          3.57      12.8037      12.2892      351          4        12.75
        13.000 -   13.249                         13         717,349          2.37      13.0234      12.5089      347          3           13
        13.250 -   13.499                         12         443,078          1.46      13.3008      12.7863      357          3        13.25
        13.500 -   13.749                         21       1,320,739          4.36      13.5053      12.9908      357          3         13.5
        13.750 -   13.999                          7         322,807          1.07       13.757      13.2425      333          2        13.75
        14.000 -   14.249                          3         183,747          0.61           14      13.4855      358          2           14
        14.250 -   14.499                          1          40,760          0.13        14.49      13.9755      357          3        14.49
        14.750 -   14.999                          1          48,985          0.16        14.75      14.2355      359          2        14.75
        16.250 -   16.499                          2         302,901             1      16.2636      15.7491      358          3        16.25
20_Yr                                              4         312,365          1.03      11.2766      10.7621      237          3        9.625
         9.500 -    9.749                          1          62,250          0.21        9.625       9.1105      237          3        9.625
         9.750 -    9.999                          1          25,000          0.08        9.875       9.3605      237          3        9.875
        10.500 -   10.749                          1          32,696          0.11         10.5       9.9855      236          4         10.5
        12.000 -   12.249                          1         192,419          0.64       12.125      11.6105      237          3       12.125
30_Yr                                            272      14,196,911          46.9      11.5986      11.0841      358          2         7.25
         7.250 -    7.499                          1          35,887          0.12         7.25       6.7355      356          4         7.25
         7.500 -    7.749                          2          96,187          0.32       7.5631       7.0486      358          3          7.5
         7.750 -    7.999                          1          37,023          0.12        7.875       7.3605      357          3        7.875
         8.000 -    8.249                          5         164,758          0.54            8       7.4855      358          2            8
         8.500 -    8.749                          3         101,301          0.33        8.625       8.1105      356          4        8.625
         8.750 -    8.999                          3         101,499          0.34        8.831       8.3165      358          2         8.75
         9.000 -    9.249                          2          98,859          0.33        9.125       8.6105      358          3        9.125
         9.250 -    9.499                          2          49,081          0.16         9.25       8.7355      359          2         9.25
         9.500 -    9.749                         10         955,823          3.16       9.5472       9.0327      359          1          9.5
         9.750 -    9.999                          9         321,093          1.06       9.8418       9.3273      358          3         9.75
        10.000 -   10.249                          7         675,101          2.23      10.0308       9.5163      358          2           10
        10.250 -   10.499                         12         508,360          1.68      10.3096       9.7951      358          2        10.25
        10.500 -   10.749                         13         623,448          2.06      10.5387      10.0242      358          2         10.5
        10.750 -   10.999                         18         679,289          2.24      10.7967      10.2822      357          3        10.75
        11.000 -   11.249                         23       1,080,526          3.57       11.059      10.5445      358          2           11
        11.250 -   11.499                         16         762,859          2.52      11.3246      10.8101      358          2        11.25
        11.500 -   11.749                         19       1,297,558          4.29      11.5529      11.0384      358          2         11.5
        11.750 -   11.999                         14         505,238          1.67      11.8104      11.2959      358          2        11.75
        12.000 -   12.249                         20       1,516,150          5.01      12.0484      11.5339      357          3           12
        12.250 -   12.499                         12         573,944           1.9      12.2624      11.7479      357          3        12.25
        12.500 -   12.749                          9         390,457          1.29      12.5303      12.0158      358          2         12.5
        12.750 -   12.999                         15         620,568          2.05      12.7916      12.2771      357          3        12.75
        13.000 -   13.249                         12         589,179          1.95      13.1013      12.5868      358          2           13
        13.250 -   13.499                         17         690,551          2.28      13.3162      12.8017      357          3        13.25
        13.500 -   13.749                         12         568,574          1.88      13.5463      13.0318      358          2         13.5
        13.750 -   13.999                          4         159,303          0.53       13.854      13.3395      358          2        13.75
        14.000 -   14.249                          4         328,904          1.09      14.0966      13.5821      358          3           14
        14.250 -   14.499                          5         332,244           1.1      14.2795       13.765      357          3        14.25
        14.500 -   14.749                          2         333,149           1.1      14.5643      14.0498      358          2         14.5
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon          Max GWAC      Avg Bal       WA LTV        WA COMBINED LTV    WA FICO     WA DTI
15_Yr                                                 16.375       49,566        96.67                  96.67        711      38.79
         7.250 -    7.499                              7.375       29,797        87.94                  87.94        757      44.65
         7.500 -    7.749                              7.625       28,396           90                     90        735      28.22
         7.750 -    7.999                              7.875       25,428        89.98                  89.98        759       32.5
         8.000 -    8.249                              8.125       36,158        95.65                  95.65        747      42.29
         8.250 -    8.499                              8.375       23,818           90                     90        734      47.23
         8.500 -    8.749                              8.625       35,935        94.78                  94.78        698      40.23
         8.750 -    8.999                              8.875       51,958        96.45                  96.45        760      41.27
         9.000 -    9.249                              9.125       41,419        94.29                  94.29        719      46.05
         9.250 -    9.499                              9.375       45,633        95.62                  95.62        724      37.32
         9.500 -    9.749                              9.625       54,617        94.33                  94.33        712       36.6
         9.750 -    9.999                               9.99       47,181        89.01                  89.01        708       36.1
        10.000 -   10.249                             10.125       44,533        94.44                  94.44        729       42.7
        10.250 -   10.499                             10.375       42,849         93.8                   93.8        688      39.23
        10.500 -   10.749                             10.625       59,822        93.97                  93.97        726      36.16
        10.750 -   10.999                             10.875       46,940        97.99                  97.99        731      33.67
        11.000 -   11.249                             11.125       44,386        97.64                  97.64        701      40.51
        11.250 -   11.499                             11.375       34,854        97.47                  97.47        715      39.42
        11.500 -   11.749                             11.625       55,153        98.37                  98.37        716      32.69
        11.750 -   11.999                             11.875       54,442         97.1                   97.1        691      37.02
        12.000 -   12.249                             12.125       56,179        98.93                  98.93        730      40.63
        12.250 -   12.499                             12.375       50,456        99.29                  99.29        697      37.55
        12.500 -   12.749                             12.625       53,668        99.35                  99.35        714      41.26
        12.750 -   12.999                             12.875       51,393        98.91                  98.91        717      38.47
        13.000 -   13.249                             13.125       55,181        98.76                  98.76        690       37.4
        13.250 -   13.499                             13.375       36,923        97.75                  97.75        709      41.84
        13.500 -   13.749                             13.625       62,892         98.7                   98.7        663      41.06
        13.750 -   13.999                             13.875       46,115        97.04                  97.04        672      43.48
        14.000 -   14.249                                 14       61,249        97.48                  97.48        714      37.91
        14.250 -   14.499                              14.49       40,760           95                     95        737          0
        14.750 -   14.999                              14.75       48,985          100                    100        731      38.39
        16.250 -   16.499                             16.375      151,451          100                    100        759         43
20_Yr                                                 12.125       78,091        95.01                  95.01        704      33.46
         9.500 -    9.749                              9.625       62,250           95                     95        753      10.45
         9.750 -    9.999                              9.875       25,000        95.02                  95.02        765      43.26
        10.500 -   10.749                               10.5       32,696        95.01                  95.01        754      42.01
        12.000 -   12.249                             12.125      192,419        95.01                  95.01        671      38.18
30_Yr                                                 14.625       52,195        97.66                  97.66        720      35.98
         7.250 -    7.499                               7.25       35,887          100                    100        739      41.98
         7.500 -    7.749                              7.625       48,093        99.98                  99.98        744      39.91
         7.750 -    7.999                              7.875       37,023          100                    100        744      39.89
         8.000 -    8.249                                  8       32,952         95.7                   95.7        751      38.44
         8.500 -    8.749                              8.625       33,767        94.45                  94.45        750      42.63
         8.750 -    8.999                              8.875       33,833        98.16                  98.16        736      33.99
         9.000 -    9.249                              9.125       49,430        98.39                  98.39        717      39.11
         9.250 -    9.499                               9.25       24,540           90                     90        744      37.98
         9.500 -    9.749                              9.625       95,582        93.43                  93.43        761      40.34
         9.750 -    9.999                              9.875       35,677        99.11                  99.11        699      38.25
        10.000 -   10.249                             10.125       96,443        97.93                  97.93        720      36.88
        10.250 -   10.499                             10.375       42,363        98.32                  98.32        723      33.02
        10.500 -   10.749                             10.625       47,958        96.62                  96.62        722      38.56
        10.750 -   10.999                             10.875       37,738        97.35                  97.35        732      33.16
        11.000 -   11.249                             11.125       46,979        98.55                  98.55        709      34.58
        11.250 -   11.499                             11.375       47,679         99.1                   99.1        723      35.17
        11.500 -   11.749                             11.625       68,293        96.72                  96.72        726       30.7
        11.750 -   11.999                             11.875       36,088        97.35                  97.35        697      37.38
        12.000 -   12.249                             12.125       75,808         98.6                   98.6        738      32.26
        12.250 -   12.499                             12.375       47,829        97.06                  97.06        716      37.31
        12.500 -   12.749                             12.625       43,384        99.74                  99.74        729      41.83
        12.750 -   12.999                             12.875       41,371        98.64                  98.64        693      37.55
        13.000 -   13.249                             13.125       49,098        97.93                  97.93        706      34.88
        13.250 -   13.499                             13.375       40,621        97.67                  97.67        709      37.06
        13.500 -   13.749                             13.625       47,381        96.68                  96.68        716      41.42
        13.750 -   13.999                             13.875       39,826        99.84                  99.84        653      32.24
        14.000 -   14.249                             14.125       82,226        99.97                  99.97        713      43.05
        14.250 -   14.499                             14.375       66,449        99.35                  99.35        697      38.06
        14.500 -   14.749                             14.625      166,574         97.4                   97.4        683      39.95
TOTAL                                                 16.375       50,962        97.12                  97.12        716      37.33

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon       Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
   6.500 -    6.749                                3         125,354          0.41         7.25       6.7355      356          4         7.25
   6.750 -    6.999                                3          77,364          0.26        7.452       6.9375      358          3        7.375
   7.000 -    7.249                                4         134,674          0.44       7.6786       7.1641      357          4        7.625
   7.250 -    7.499                                8         234,390          0.77       7.9704       7.4559      358          3        7.875
   7.500 -    7.749                                5         177,602          0.59       8.1581       7.6436      356          4        8.125
   7.750 -    7.999                                5         157,848          0.52       8.4807       7.9662      356          4        8.375
   8.000 -    8.249                               10         405,012          1.34       8.6712       8.1567      357          4        8.625
   8.250 -    8.499                               13         508,342          1.68       8.9352       8.4207      357          3        8.875
   8.500 -    8.749                               12         583,123          1.93       9.1836       8.6691      357          3        9.125
   8.750 -    8.999                               23       1,504,209          4.97       9.4656       8.9511      358          2        9.375
   9.000 -    9.249                               16         885,642          2.93       9.6676       9.1531      349          3        9.625
   9.250 -    9.499                               32       1,594,343          5.27       9.9503       9.4358      356          2        9.875
   9.500 -    9.749                               20         928,195          3.07      10.1893       9.6748      357          3       10.125
   9.750 -    9.999                               27       1,234,288          4.08      10.4621       9.9476      341          2       10.375
  10.000 -   10.249                               37       1,948,603          6.44      10.6748      10.1603      347          3       10.625
  10.250 -   10.499                               39       1,720,902          5.68      10.9525       10.438      355          3       10.875
  10.500 -   10.749                               30       1,243,788          4.11      11.1684      10.6539      354          3       11.125
  10.750 -   10.999                               39       2,127,931          7.03      11.4539      10.9394      354          2       11.375
  11.000 -   11.249                               26       1,457,051          4.81       11.683      11.1685      357          3       11.625
  11.250 -   11.499                               30       1,747,696          5.77      11.9655       11.451      357          3       11.875
  11.500 -   11.749                               29       1,823,936          6.03      12.1811      11.6666      344          3       12.125
  11.750 -   11.999                               21       1,069,867          3.53      12.4814      11.9669      358          3       12.375
  12.000 -   12.249                               31       1,529,174          5.05      12.7092      12.1947      357          3       12.625
  12.250 -   12.499                               29       1,364,589          4.51      12.9386      12.4241      353          3       12.875
  12.500 -   12.749                               26       1,199,919          3.96      13.1863      12.6718      351          3       13.125
  12.750 -   12.999                               42       2,167,614          7.16      13.4685       12.954      358          3       13.375
  13.000 -   13.249                               12         598,660          1.98      13.6942      13.1797      345          2       13.625
  13.250 -   13.499                                9         408,921          1.35       13.954      13.4395      358          2       13.875
  13.500 -   13.749                                5         508,033          1.68      14.1874      13.6729      357          4       14.125
  13.750 -   13.999                                4         280,888          0.93      14.4636      13.9491      359          1       14.375
  14.000 -   14.249                                2         220,485          0.73      14.6528      14.1383      358          2       14.625
  15.500 -   15.749                                1         269,912          0.89        16.25      15.7355      358          3        16.25
  15.750 -   15.999                                1          32,990          0.11       16.375      15.8605      358          3       16.375
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon          Max GWAC      Avg Bal      Min WAM      Max WAM     WA LTV WA COMBINED LTV WA FICO       WA DTI
   6.500 -    6.749                                   7.25       41,785          356          357       90.9       90.9          756        45.12
   6.750 -    6.999                                    7.5       25,788          355          358      96.15      96.15          724        34.14
   7.000 -    7.249                                   7.75       33,669          355          358      93.59      93.59          766        35.58
   7.250 -    7.499                                      8       29,299          355          359      95.59      95.59          745        38.45
   7.500 -    7.749                                   8.25       35,520          355          357       94.6       94.6          748        43.63
   7.750 -    7.999                                    8.5       31,570          355          356      91.22      91.22          701         42.7
   8.000 -    8.249                                   8.75       40,501          355          359      96.89      96.89          742        41.04
   8.250 -    8.499                                      9       39,103          355          359      96.08      96.08          734        41.11
   8.500 -    8.749                                   9.25       48,594          354          360      94.46      94.46          703        45.46
   8.750 -    8.999                                    9.5       65,400          356          360      93.71      93.71          735        40.85
   9.000 -    9.249                                   9.75       55,353          237          359      90.24      90.24          745        30.29
   9.250 -    9.499                                     10       49,823          237          360      97.99      97.99          716        40.17
   9.500 -    9.749                                  10.25       46,410          355          360      95.03      95.03          721        36.08
   9.750 -    9.999                                   10.5       45,714          177          360      96.49      96.49          720        36.39
  10.000 -   10.249                                  10.75       52,665          176          359      95.55      95.55          726         32.5
  10.250 -   10.499                                     11       44,126          176          360       97.5       97.5          714        39.12
  10.500 -   10.749                                  11.25       41,460          176          360      98.03      98.03          715        37.05
  10.750 -   10.999                                   11.5       54,562          178          360      98.34      98.34          719        31.85
  11.000 -   11.249                                  11.75       56,040          355          360      96.77      96.77          703        36.02
  11.250 -   11.499                                     12       58,257          355          360      97.75      97.75          735        37.47
  11.500 -   11.749                                  12.25       62,894          237          360      98.31      98.31          711        34.95
  11.750 -   11.999                                   12.5       50,946          355          360      99.27      99.27          718        42.41
  12.000 -   12.249                                  12.75       49,328          354          359      98.91      98.91          709        38.77
  12.250 -   12.499                                     13       47,055          175          359      98.81      98.81          703        36.55
  12.500 -   12.749                                  13.25       46,151          177          360      98.25      98.25          712        34.36
  12.750 -   12.999                                   13.5       51,610          355          360      98.36      98.36          678        41.51
  13.000 -   13.249                                  13.75       49,888          179          360      95.73      95.73          695        43.48
  13.250 -   13.499                                     14       45,436          357          359      98.56      98.56          680        34.98
  13.500 -   13.749                                  14.25      101,607          355          359        100        100          712        41.07
  13.750 -   13.999                                   14.5       70,222          357          359      98.51      98.51          701        39.95
  14.000 -   14.249                                  14.75      110,242          358          359      96.07      96.07          694        38.39
  15.500 -   15.749                                  16.25      269,912          358          358        100        100          772            0
  15.750 -   15.999                                 16.375       32,990          358          358        100        100          649           43
TOTAL                                               16.375       50,962          175          360      97.12      97.12          716        37.33

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term      Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
-179                                         13         408,342          1.35      11.5356      11.0211      177          3         10.5
 180 -  360                                 581      29,863,002         98.65      11.5115       10.997      356          3         7.25
TOTAL                                       594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term     Max GWAC      Avg Bal      Min WAM   Max WAM      WA LTV    WA COMBINED LTV      WA FICO       WA DTI
-179                                        13.75       31,411          175       179       97.55              97.55          707        35.15
 180 -  360                                16.375       51,399          236       360       97.11              97.11          716        37.36
TOTAL                                      16.375       50,962          175       360       97.12              97.12          716        37.33

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value            Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
   0.00 -   30.00                                  1          22,963          0.08         11.5      10.9855      355          5         11.5
  40.01 -   50.00                                  1          89,830           0.3         9.75       9.2355      356          4         9.75
  80.00 -   80.00                                  1          33,528          0.11        9.125       8.6105      356          4        9.125
  80.01 -   90.00                                 90       4,160,146         13.74      10.3992       9.8847      358          3         7.25
  90.01 -   95.00                                135       5,714,113         18.88      11.3636      10.8491      353          3        7.375
  95.01 -  100.00                                366      20,250,765          66.9       11.794      11.2795      353          3         7.25
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value           Max GWAC      Avg Bal      Min WAM   Max WAM      WA LTV    WA COMBINED LTV      WA FICO       WA DTI
   0.00 -   30.00                                 11.5       22,963          355       355          10                 10          642            0
  40.01 -   50.00                                 9.75       89,830          356       356       44.21              44.21          683            0
  80.00 -   80.00                                9.125       33,528          356       356          80                 80          682            0
  80.01 -   90.00                               14.375       46,224          355       360       89.38              89.38          711        39.08
  90.01 -   95.00                               14.625       42,327          176       360       94.79              94.79          705        38.54
  95.01 -  100.00                               16.375       55,330          175       360       99.73              99.73          720        36.78
TOTAL                                           16.375       50,962          175       360       97.12              97.12          716        37.33

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value   Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
   0.00 -   30.00                                  1          22,963          0.08         11.5      10.9855      355          5         11.5
  40.01 -   50.00                                  1          89,830           0.3         9.75       9.2355      356          4         9.75
  80.00 -   80.00                                  1          33,528          0.11        9.125       8.6105      356          4        9.125
  80.01 -   90.00                                 90       4,160,146         13.74      10.3992       9.8847      358          3         7.25
  90.01 -   95.00                                135       5,714,113         18.88      11.3636      10.8491      353          3        7.375
  95.01 -  100.00                                366      20,250,765          66.9       11.794      11.2795      353          3         7.25
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value    Max GWAC      Avg Bal      Min WAM   Max WAM      WA LTV    WA COMBINED LTV      WA FICO       WA DTI
   0.00 -   30.00                                   11.5       22,963          355       355          10                 10          642            0
  40.01 -   50.00                                   9.75       89,830          356       356       44.21              44.21          683            0
  80.00 -   80.00                                  9.125       33,528          356       356          80                 80          682            0
  80.01 -   90.00                                 14.375       46,224          355       360       89.38              89.38          711        39.08
  90.01 -   95.00                                 14.625       42,327          176       360       94.79              94.79          705        38.54
  95.01 -  100.00                                 16.375       55,330          175       360       99.73              99.73          720        36.78
TOTAL                                             16.375       50,962          175       360       97.12              97.12          716        37.33

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type       Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
Full/Alternative                                 102       4,544,935         15.01       10.034       9.5195      354          3         7.25
       0.00 - 10.00                                1          43,548          0.14            8       7.4855      359          2            8
      10.01 - 20.00                                4         129,228          0.43      10.7831      10.2686      300          3        9.375
      20.01 - 25.00                                9         307,713          1.02      10.9881      10.4736      341          4          8.5
      25.01 - 30.00                                7         350,796          1.16      10.4786       9.9641      358          2        7.625
      30.01 - 35.00                               15         600,026          1.98      10.3794       9.8649      357          4        7.375
      35.01 - 40.00                               18         772,106          2.55       9.8767       9.3622      358          2        7.875
      40.01 - 45.00                               26       1,414,699          4.67       9.7348       9.2203      355          3         7.25
      45.01 - 50.00                               14         651,233          2.15       9.9264       9.4119      357          3          8.5
      50.01 - 55.00                                8         275,586          0.91       9.8512       9.3367      358          3            8
Limited                                            4          83,967          0.28        8.979       8.4645      357          3         7.75
      25.01 - 30.00                                1          26,923          0.09         7.75       7.2355      356          4         7.75
      30.01 - 35.00                                1          29,511           0.1         10.5       9.9855      358          2         10.5
      35.01 - 40.00                                1          14,062          0.05            8       7.4855      356          4            8
      40.01 - 45.00                                1          13,471          0.04        9.125       8.6105      356          4        9.125
No Documentation                                  25       1,137,639          3.76      12.9316      12.4171      358          3         9.25
       0.00 - 10.00                               25       1,137,639          3.76      12.9316      12.4171      358          3         9.25
No Income/No Asset                                 6         232,880          0.77      12.1613      11.6468      357          4       11.625
       0.00 - 10.00                                6         232,880          0.77      12.1613      11.6468      357          4       11.625
No Ratio                                         180      10,443,906          34.5      11.8208      11.3063      356          3        7.375
       0.00 - 10.00                              180      10,443,906          34.5      11.8208      11.3063      356          3        7.375
Stated Income                                    226      11,275,585         37.25        11.53      11.0155      352          3         7.25
       0.00 - 10.00                                2         152,953          0.51       10.519      10.0045      356          4         9.75
      10.01 - 20.00                               14         765,133          2.53      11.3764      10.8619      358          3        9.625
      20.01 - 25.00                                8         369,611          1.22      11.1563      10.6418      358          2       10.125
      25.01 - 30.00                               26       1,531,820          5.06      11.4803      10.9658      353          2        9.625
      30.01 - 35.00                               26       1,194,184          3.94      11.7078      11.1933      348          3         8.25
      35.01 - 40.00                               44       2,449,414          8.09      11.6874      11.1729      343          3        7.875
      40.01 - 45.00                               59       2,673,547          8.83      11.6917      11.1772      353          3            8
      45.01 - 50.00                               43       2,008,407          6.63      11.3492      10.8347      358          3         7.25
      50.01 - 55.00                                4         130,516          0.43      10.1492       9.6347      357          3          9.5
Stated/Stated                                     51       2,552,432          8.43      12.1899      11.6754      352          3        8.625
       0.00 - 10.00                                3         117,266          0.39      12.7178      12.2033      356          5         11.5
      10.01 - 20.00                                2          66,123          0.22      11.2133      10.6988      357          3       10.875
      20.01 - 25.00                                1          35,950          0.12           12      11.4855      355          5           12
      25.01 - 30.00                                1         194,000          0.64       12.125      11.6105      354          6       12.125
      30.01 - 35.00                                4         167,845          0.55      10.5718      10.0573      357          3         9.75
      35.01 - 40.00                               11         565,206          1.87      12.8463      12.3318      345          3       10.625
      40.01 - 45.00                               16         750,776          2.48      12.2473      11.7328      351          3           10
      45.01 - 50.00                               12         605,401             2      12.1506      11.6361      358          2        8.625
      50.01 - 55.00                                1          49,865          0.16        10.25       9.7355      357          4        10.25
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type         Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
Full/Alternative                                  13.4855       44,558         97.1                97.1        732       38.27
       0.00 - 10.00                                7.4855       43,548          100                 100        705        9.34
      10.01 - 20.00                               13.3605       32,307        97.41               97.41        731       13.31
      20.01 - 25.00                               12.7355       34,190        96.85               96.85        732       23.41
      25.01 - 30.00                               10.9855       50,114        97.54               97.54        758       26.93
      30.01 - 35.00                               12.7355       40,002        98.37               98.37        728       32.46
      35.01 - 40.00                               13.4855       42,895        98.67               98.67        745       38.16
      40.01 - 45.00                               12.9855       54,412        95.43               95.43        741       42.93
      45.01 - 50.00                               12.4855       46,517        97.55               97.55        697       47.67
      50.01 - 55.00                               13.2355       34,448        96.53               96.53        714       52.48
Limited                                            9.9855       20,992        92.55               92.55        772       33.19
      25.01 - 30.00                                7.2355       26,923           90                  90        789        29.2
      30.01 - 35.00                                9.9855       29,511           95                  95        776       30.94
      35.01 - 40.00                                7.4855       14,062           90                  90        718        37.5
      40.01 - 45.00                                8.6105       13,471        94.92               94.92        784        41.6
No Documentation                                  14.1105       45,506        94.53               94.53        716           0
       0.00 - 10.00                               14.1105       45,506        94.53               94.53        716           0
No Income/No Asset                                13.8605       38,813        93.82               93.82        702           0
       0.00 - 10.00                               13.8605       38,813        93.82               93.82        702           0
No Ratio                                          15.7355       58,022         96.4                96.4        713           0
       0.00 - 10.00                               15.7355       58,022         96.4                96.4        713           0
Stated Income                                     15.8605       49,892        98.04               98.04        716       36.54
       0.00 - 10.00                               10.2355       76,477          100                 100        736        3.83
      10.01 - 20.00                               12.7355       54,652        99.12               99.12        742       14.85
      20.01 - 25.00                               12.2355       46,201        99.51               99.51        715          23
      25.01 - 30.00                               12.9855       58,916        97.89               97.89        714       27.54
      30.01 - 35.00                               13.4855       45,930         98.3                98.3        721       33.25
      35.01 - 40.00                               14.2355       55,668         97.9                97.9        709       37.55
      40.01 - 45.00                               15.8605       45,314        97.98               97.98        711       43.09
      45.01 - 50.00                               13.2355       46,707        97.72               97.72        721        47.7
      50.01 - 55.00                               10.4855       32,629        93.34               93.34        658       51.65
Stated/Stated                                     13.9855       50,048        97.62               97.62        698       39.27
       0.00 - 10.00                               12.9855       39,089        80.14               80.14        656         4.2
      10.01 - 20.00                               10.9855       33,061        99.97               99.97        735       17.76
      20.01 - 25.00                               11.4855       35,950        99.95               99.95        758       24.44
      25.01 - 30.00                               11.6105      194,000          100                 100        680       27.04
      30.01 - 35.00                               12.2355       41,961        92.19               92.19        667       33.28
      35.01 - 40.00                               13.9855       51,382        98.91               98.91        703       38.09
      40.01 - 45.00                               13.3605       46,924        98.89               98.89        695       42.43
      45.01 - 50.00                               13.6105       50,450        99.21               99.21        711       47.01
      50.01 - 55.00                                9.7355       49,865        89.97               89.97        712          55
TOTAL                                             15.8605       50,962        97.12               97.12        716       37.33

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose     Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
Cash Out Refinance                         9         395,764          1.31      10.8391      10.3246      336          4            9
Purchase                                 581      29,704,435         98.13       11.528      11.0135      354          3            7
Rate/Term Refinance                        4         171,145          0.57      10.2612       9.7467      358          2            9
TOTAL                                    594      30,271,344           100      11.5118      10.9973      354          3            7

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose    Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
Cash Out Refinance                          14       43,974           74                  74        676       33.95
Purchase                                    16       51,126           97                  97        716       37.44
Rate/Term Refinance                         12       42,786           89                  89        719       27.07
TOTAL                                       16       50,962           97                  97        716       37.33

Collateral Grouped by Property Type
Collateral Grouped by Property Type            Count         Balance       Percent         GWAC         NWAC      WAM     WA Age
2-4 Family                                         1          27,575          0.09        11.75      11.2355      357          3
Condominium                                       82       3,730,838         12.32      11.7041      11.1896      351          3
Hi-Rise Condo                                     12         983,957          3.25       11.007      10.4925      358          2
PUD                                              244      12,420,491         41.03      11.4856      10.9711      353          3
Single Family                                    249      12,833,470         42.39       11.524      11.0095      355          3
Townhouse                                          6         275,013          0.91      11.2999      10.7854      358          2
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3

Collateral Grouped by Property Type
Collateral Grouped by Property Type            Min GWAC       Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
2-4 Family                                        11.75          11.75       27,575          100                 100        724        21.3
Condominium                                       7.625          14.49       45,498        97.36               97.36        713       38.03
Hi-Rise Condo                                       8.5          13.75       81,996        92.67               92.67        732       39.94
PUD                                                7.25         14.625       50,904         97.4                97.4        715        37.9
Single Family                                     7.375         16.375       51,540        97.07               97.07        715        36.6
Townhouse                                         9.625         12.625       45,835        99.06               99.06        718       29.55
TOTAL                                              7.25         16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type           Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
Second Home                                      594      30,271,344           100      11.5118      10.9973      354          3         7.25
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type           Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
Second Home                                      16.375       50,962        97.12               97.12        716       37.33
TOTAL                                            16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company    Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
No MI                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company    Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
No MI                                            16.375       50,962        97.12               97.12        716       37.33
TOTAL                                            16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by State
Collateral Grouped by State        Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
AL                                     1          50,321          0.17       10.625      10.1105      356          4       10.625
AR                                     1          38,202          0.13       11.625      11.1105      356          4       11.625
AZ                                    72       3,717,217         12.28      11.5335       11.019      357          2         7.25
CA                                    31       2,143,823          7.08      11.0587      10.5442      347          3        7.625
CO                                     9         926,930          3.06      10.8455       10.331      359          2         7.75
CT                                     2         141,187          0.47      11.6244      11.1099      355          5         9.75
DE                                     6         408,013          1.35      11.3082      10.7937      358          2        10.25
FL                                   144       6,772,929         22.37      11.7771      11.2626      354          3        7.375
GA                                    61       2,188,063          7.23      11.1038      10.5893      344          3            8
HI                                     1         119,531          0.39           12      11.4855      358          2           12
ID                                     5         263,451          0.87      12.5292      12.0147      358          2        12.25
IL                                     5         467,128          1.54      14.1133      13.5988      358          3          8.5
IN                                     2          53,802          0.18      12.3402      11.8257      240          4       11.375
KY                                     2          44,575          0.15      11.6547      11.1402      357          3         11.5
LA                                     1          20,721          0.07            9       8.4855      356          4            9
MA                                     2         329,119          1.09      11.8734      11.3589      357          3        9.625
MD                                     5         442,535          1.46      12.0658      11.5513      358          3       10.125
MI                                     2         100,957          0.33      12.9593      12.4448      359          2         12.5
MN                                     4         226,579          0.75      11.1236      10.6091      359          2        8.625
MO                                     6         156,544          0.52      11.9223      11.4078      356          4        10.25
MS                                     1          43,452          0.14         11.5      10.9855      358          2         11.5
MT                                     1          55,600          0.18           11      10.4855      354          6           11
NC                                    20         842,429          2.78      11.3235       10.809      348          3            8
NH                                     3         140,247          0.46      10.0412       9.5267      357          3          9.5
NJ                                     9         668,839          2.21      12.0845        11.57      357          3            9
NM                                     4         131,965          0.44        11.22      10.7055      357          3        8.375
NV                                    86       5,089,980         16.81      11.5323      11.0178      357          3         7.25
NY                                     1          63,623          0.21          9.5       8.9855      357          4          9.5
OK                                     2          31,772           0.1       9.4166       8.9021      356          4         8.25
OR                                     4         158,905          0.52      10.3287       9.8142      356          4          8.5
SC                                     8         260,467          0.86       9.9853       9.4708      333          3         8.75
SD                                     1          20,600          0.07         11.5      10.9855      357          3         11.5
TN                                    12         372,033          1.23      11.2831      10.7686      344          4        8.625
TX                                    44       1,721,451          5.69       10.455       9.9405      354          2        7.375
UT                                     8         225,026          0.74      12.1035       11.589      357          4        8.875
VA                                    14       1,155,884          3.82      12.4734      11.9589      357          3         9.75
WA                                    10         515,402           1.7       11.424      10.9095      357          3        8.875
WI                                     4         162,043          0.54      12.2245        11.71      358          2       10.625
TOTAL                                594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by State
Collateral Grouped by State         Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
AL                                    10.625       50,321          100                 100        752       34.32
AR                                    11.625       38,202           95                  95        706           0
AZ                                     14.75       51,628        97.96               97.96        735       34.66
CA                                    13.125       69,156        96.64               96.64        713       35.58
CO                                      14.5      102,992        93.72               93.72        736       41.75
CT                                     12.25       70,593        99.85               99.85        735       26.45
DE                                    12.375       68,002        96.07               96.07        717       35.76
FL                                    16.375       47,034        96.92               96.92        713       36.68
GA                                        14       35,870        98.16               98.16        695        38.3
HI                                        12      119,531          100                 100        767        43.3
ID                                     12.75       52,690        97.97               97.97        693       43.13
IL                                     16.25       93,426        97.27               97.27        733        22.1
IN                                    12.875       26,901        99.97               99.97        698       38.63
KY                                     11.75       22,287          100                 100        711       23.36
LA                                         9       20,721        95.03               95.03        677       47.91
MA                                     14.25      164,559          100                 100        756       38.55
MD                                     13.75       88,507        96.71               96.71        731       28.67
MI                                      13.5       50,479          100                 100        699        25.1
MN                                        13       56,645          100                 100        726       35.21
MO                                     13.25       26,091        95.64               95.64        664       42.09
MS                                      11.5       43,452          100                 100        735           0
MT                                        11       55,600          100                 100        676       40.75
NC                                     14.25       42,121        97.49               97.49        712       33.13
NH                                    11.125       46,749         90.2                90.2        736       46.14
NJ                                    14.625       74,315        97.23               97.23        712       41.58
NM                                      12.5       32,991        96.35               96.35        741       36.61
NV                                    13.875       59,186        97.34               97.34        700        40.6
NY                                       9.5       63,623           85                  85        666       35.14
OK                                     11.75       15,886        93.33               93.33        764        32.4
OR                                      13.5       39,726        93.05               93.05        715       35.96
SC                                     12.25       32,558         96.3                96.3        768       44.07
SD                                      11.5       20,600          100                 100        709       34.13
TN                                      13.5       31,003        98.74               98.74        703       38.84
TX                                      13.5       39,124        97.73               97.73        706       38.59
UT                                      13.5       28,128        97.71               97.71        697       29.83
VA                                    14.125       82,563         94.2                94.2        746       37.42
WA                                    14.375       51,540        98.53               98.53        733       37.67
WI                                    13.125       40,511        94.49               94.49        685       47.93
TOTAL                                 16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score   Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
   0 -    0                            1          53,000          0.18        11.75      11.2355      359          1        11.75
 550 -  599                            2          56,848          0.19      10.2826       9.7681      357          3        9.875
 600 -  624                            9         251,442          0.83      12.5337      12.0192      358          2       10.375
 625 -  649                           47       1,833,285          6.06      12.2347      11.7202      353          3         9.25
 650 -  674                           74       3,226,522         10.66      12.1589      11.6444      349          3          8.5
 675 -  699                          122       6,244,551         20.63      11.8028      11.2883      353          3        8.625
 700 -  724                          113       5,831,250         19.26      11.2879      10.7734      355          3        7.375
 725 -  749                           98       5,449,802            18      11.2533      10.7388      356          2         7.25
 750 -  774                           75       3,632,336            12      11.6305       11.116      351          3         7.75
 775 -  799                           41       2,762,486          9.13      10.6001      10.0856      355          3         7.25
 800 +                                12         929,822          3.07      10.8371      10.3226      358          2            8
TOTAL                                594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score    Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
   0 -    0                            11.75       53,000           90                  90          0       24.77
 550 -  599                               11       28,424        96.36               96.36        591       49.61
 600 -  624                               14       27,938        95.28               95.28        619       43.26
 625 -  649                           16.375       39,006        94.86               94.86        637       39.79
 650 -  674                               14       43,602        96.95               96.95        664       38.93
 675 -  699                           14.625       51,185        96.62               96.62        686       36.59
 700 -  724                            14.25       51,604        97.04               97.04        712       38.23
 725 -  749                            14.75       55,610        97.65               97.65        736       35.73
 750 -  774                            16.25       48,431        97.99               97.99        762       37.85
 775 -  799                           13.125       67,378        97.35               97.35        784       36.09
 800 +                                  12.5       77,485        99.71               99.71        803        36.1
TOTAL                                 16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty   Count         Balance       Percent         GWAC         NWAC      WAM     WA Age
No                                           481      24,809,846         81.96      11.5376      11.0231      354          3
      NO                                     481      24,809,846         81.96      11.5376      11.0231      354          3
Yes                                          113       5,461,498         18.04      11.3948      10.8803      355          2
      1YP                                      3         103,318          0.34      12.0579      11.5434      358          2
      2YP                                     27         974,920          3.22       11.173      10.6585      357          3
      3YP                                     61       3,130,589         10.34      11.4142      10.8997      355          2
      6MP                                     20       1,070,502          3.54      11.5906      11.0761      351          2
      7MP                                      2         182,169           0.6      10.7229      10.2084      360          1
TOTAL                                        594      30,271,344           100      11.5118      10.9973      354          3

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty    Min GWAC       Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
No                                              7.25         16.375       51,580        97.05               97.05        716       37.13
      NO                                        7.25         16.375       51,580        97.05               97.05        716       37.13
Yes                                             7.25          14.75       48,332        97.45               97.45        714       38.15
      1YP                                       10.5           13.5       34,439        94.41               94.41        676       45.43
      2YP                                        9.5         13.875       36,108        98.52               98.52        701       37.11
      3YP                                      8.625          14.75       51,321        97.26               97.26        710        39.2
      6MP                                       7.25             14       53,525        96.89               96.89        734       36.92
      7MP                                         10         11.375       91,084          100                 100        762       29.06
TOTAL                                           7.25         16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status     Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
Second Lien                             594      30,271,344           100      11.5118      10.9973      354          3         7.25
TOTAL                                   594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status     Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
Second Lien                             16.375       50,962        97.12               97.12        716       37.33
TOTAL                                   16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins. Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
LTV GT 80 w/out MI                               591      30,125,024         99.52      11.5197      11.0052      354          3         7.25
LTV LE 80                                          3         146,320          0.48       9.8814       9.3669      356          4        9.125
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.  Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    MAX LTV     WA FICO       WA DTI
LTV GT 80 w/out MI                                16.375       50,973        97.36               97.36        100         716        37.33
LTV LE 80                                           11.5       48,773        47.04               47.04         80         676            0
TOTAL                                             16.375       50,962        97.12               97.12        100         716        37.33

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag             Count         Balance       Percent         GWAC         NWAC      WAM     WA Age     Min GWAC
No                                               289      14,917,618         49.28      11.5901      11.0756      350          2         7.25
Yes                                              305      15,353,726         50.72      11.4357      10.9212      357          3         7.25
TOTAL                                            594      30,271,344           100      11.5118      10.9973      354          3         7.25

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag             Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV    WA FICO      WA DTI
No                                               14.625       51,618         97.6                97.6        720       35.87
Yes                                              16.375       50,340        96.65               96.65        712       38.92
TOTAL                                            16.375       50,962        97.12               97.12        716       37.33

Collateral Grouped by IO
Collateral Grouped by IO            Count                Total        Pct of overall         Wtd Avg CURRENT        Wtd Avg         Wtd Avg          Wtd Avg           Wtd Avg
                                               CURRENT BALANCE       CURRENT BALANCE            GROSS COUPON    TOTAL STRIP         CURRENT   STATED REM TERM   REMAINING TERM
                                                                                                                                 NET COUPON
N                                     504        25,538,512.08                 84.37                 11.4122         0.5145         10.8977              251               355
0                                     504        25,538,512.08                 84.37                 11.4122         0.5145         10.8977              251               355
Y                                      90         4,732,832.00                 15.63                 12.0492         0.5145         11.5347              322               349
60                                     16           999,745.00                   3.3                  12.201         0.5145         11.6865              237               341
120                                    74         3,733,087.00                 12.33                 12.0085         0.5145          11.494              345               351
TOTAL                                 594        30,271,344.08                   100                 11.5118         0.5145         10.9973              262               354

Collateral Grouped by IO
Collateral Grouped by IO       Wtd Avg AGE      Min CURRENT       Max CURRENT      Avg CURRENT            Wtd Avg       Wtd Avg O LTV      Wtd Avg       Wtd Avg
                                               GROSS COUPON      GROSS COUPON          BALANCE      LOAN TO VALUE                       FICO SCORE    BACK RATIO

N                                         3             7.25            16.375           50,672              96.96               96.96          716         37.76
0                                         3             7.25            16.375           50,672              96.96               96.96          716         37.76
Y                                         3            8.625            14.625           52,587              97.99               97.99          714         35.01
60                                        2            8.625            14.625           62,484              98.56               98.56          718         42.47
120                                       3              9.5             14.25           50,447              97.84               97.84          713         32.95
TOTAL                                     3             7.25            16.375           50,962              97.12               97.12          716         37.33

Collateral Grouped by Servicer
Collateral Grouped by Servicer       Count          Balance        Percent             GWAC           NWAC         WAM         WA Age        Min GWAC
EMC MORTGAGE                           594       30,271,344            100          11.5118        10.9973         354              3            7.25
TOTAL                                  594       30,271,344            100          11.5118        10.9973         354              3            7.25

Collateral Grouped by Servicer
Collateral Grouped by Servicer        Max GWAC          Avg Bal       WA LTV            WA COMBINED LTV       WA FICO       WA DTI
EMC MORTGAGE                            16.375           50,962        97.12                      97.12           716        37.33
TOTAL                                   16.375           50,962        97.12                      97.12           716        37.33

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type     Count          Balance     Percent       GWAC    WA Strip         NWAC     ORIG AM     REM AM   STATED REM
10YR                                    1        32,749.53        0.01     11.625      0.5145      11.1105         120        112          112
15YR                                  177     7,153,713.04        1.36    10.7018      0.5145      10.1873         180        177          177
15YR BALLOON                        5,295   312,602,670.49       59.36    10.6049      0.5145      10.0904         360        357          176
15YR BALLOON IO                        91     7,452,833.00        1.42     12.083      0.5145      11.5685         360        358          178
15YR IO                                72     3,563,737.00        0.68     11.964      0.5145      11.4495         180        177          177
20YR                                   43     1,864,845.31        0.35    11.6515      0.5145       11.137         240        237          236
20YR IO                               143     9,479,311.00         1.8    10.5666      0.5145      10.0521         240        237          237
30YR                                2,621   136,062,244.33       25.84     11.991      0.5145      11.4765         360        358          358
30YR IO                               858    48,366,776.60        9.19    12.3039      0.5145      11.7894         360        357          357
TOTAL                               9,301   526,578,880.30         100    11.1537      0.5145      10.6392         354        351          241

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type   WA AGE    MIN GWAC    MAX GWAC     AVG BAL      WA LTV     WA CLTV      WA FICO    WA DTI   REM IO TERM
10YR                                   8      11.625      11.625      32,750         100         100          684         0             0
15YR                                   3       6.125          17      40,416       96.32       96.32          699     36.26             0
15YR BALLOON                           4       5.875       17.75      59,037        96.7        96.7          700     38.29             0
15YR BALLOON IO                        2       7.375      16.875      81,899       95.89       95.89          711      37.5            67
15YR IO                                3         8.5      18.375      49,496       97.47       97.47          684     37.95            84
20YR                                   4         8.8       13.73      43,368        95.6        95.6          654     38.83             0
20YR IO                                3       7.375       13.75      66,289       97.63       97.63          695     39.35            91
30YR                                   2        6.75          18      51,912       97.45       97.45          699        36             0
30YR IO                                3         7.5       18.25      56,372       97.27       97.27          703     34.73           116
TOTAL                                  3       5.875      18.375      56,615       96.95       96.95          700     37.39            14

Collateral Grouped by Original Term
Collateral Grouped by Original Term     Count          Balance      Percent        GWAC        NWAC      WAM     WA Age    Min GWAC    Max GWAC
-180                                    5,636      330,805,703        62.82     10.6551     10.1406      351          3       5.875      18.375
 181 -  360                             3,665      195,773,177        37.18     11.9961     11.4816      351          3        6.75       18.25
TOTAL                                   9,301      526,578,880          100     11.1537     10.6392      351          3       5.875      18.375

Collateral Grouped by Original Term
Collateral Grouped by Original Term     Avg Bal  Min WAM  Max WAM   WA LTV    WA COMBINED LTV    WA FICO     WA DTI
-180                                     58,695      112      360    96.68              96.68        700      38.22
 181 -  360                              53,417      231      360     97.4               97.4        699      35.96
TOTAL                                    56,615      112      360    96.95              96.95        700      37.39

Collateral Grouped by Original Balance
Collateral Grouped by Original Balance  Count       Balance      Percent       GWAC             NWAC        WAM       WA Age    Min GWAC
-10,000                                    64       612,784         0.12    11.9979          11.4834        343            3       6.625
  10,001 -   20,000                       889    14,093,009         2.68    11.8033          11.2888        348            3        6.62
  20,001 -   30,000                     1,641    41,760,246         7.93    11.3338          10.8193        347            3       6.375
  30,001 -   40,000                     1,612    56,424,365        10.72    11.2633          10.7488        349            3       6.375
  40,001 -   50,000                     1,167    52,741,945        10.02    11.1292          10.6147        352            3       6.375
  50,001 -   60,000                       961    52,820,979        10.03    11.1924          10.6779        352            3       6.125
  60,001 -   70,000                       700    45,429,923         8.63     11.242          10.7275        352            3         6.5
  70,001 -   80,000                       560    42,047,625         7.99     10.978          10.4635        352            3       6.375
  80,001 -   90,000                       356    30,198,085         5.73    10.9479          10.4334        348            3         6.5
  90,001 -  100,000                       277    26,401,165         5.01    11.0862          10.5717        348            3       6.125
 100,001 -  110,000                       197    20,704,580         3.93    11.1438          10.6293        351            3       6.625
 110,001 -  120,000                       203    23,420,649         4.45    10.9995           10.485        351            3         6.5
 120,001 -  130,000                       129    16,156,726         3.07    11.0531          10.5386        349            3       6.375
 130,001 -  140,000                        94    12,746,048         2.42    11.2675           10.753        353            3       6.875
 140,001 -  150,000                       100    14,654,332         2.78    11.0851          10.5706        352            3           7
 150,001 -  200,000                       213    37,082,832         7.04    11.0602          10.5457        352            3       6.625
 200,001 -  250,000                        62    14,072,931         2.67    11.2042          10.6897        356            3       5.875
 250,001 -  300,000                        38    10,723,565         2.04    11.2052          10.6907        354            3           7
 300,001 -  350,000                        14     4,669,614         0.89    11.9872          11.4727        358            2        8.75
 350,001 -  400,000                        15     5,858,890         1.11     9.5134           8.9989        357            3       7.375
 400,001 +                                  9     3,958,586         0.75    11.1904          10.6759        358            2         9.5
TOTAL                                   9,301   526,578,880          100    11.1537          10.6392        351            3       5.875

Collateral Grouped by Original Balance
Collateral Grouped by Original Balance       Max GWAC       Avg Bal      WA LTV     WA COMBINED LTV      WA FICO       WA DTI
-10,000                                            16         9,575       92.61               92.61          706        33.14
  10,001 -   20,000                            17.375        15,853       94.79               94.79          701        34.64
  20,001 -   30,000                             17.75        25,448       96.51               96.51          696        36.78
  30,001 -   40,000                                18        35,003       97.09               97.09          697        36.47
  40,001 -   50,000                             17.75        45,194       97.47               97.47          699           38
  50,001 -   60,000                            18.375        54,965       97.58               97.58          701        37.51
  60,001 -   70,000                            16.875        64,900       97.69               97.69          698        37.71
  70,001 -   80,000                                17        75,085       97.44               97.44          698        37.44
  80,001 -   90,000                                16        84,826       97.29               97.29          698        38.59
  90,001 -  100,000                            16.875        95,311        97.4                97.4          692        37.34
 100,001 -  110,000                            16.625       105,099       97.86               97.86          700        37.64
 110,001 -  120,000                            16.875       115,373       97.96               97.96          703        37.25
 120,001 -  130,000                              15.5       125,246       97.33               97.33          702        36.66
 130,001 -  140,000                             14.75       135,596       97.67               97.67          701        38.64
 140,001 -  150,000                            15.375       146,543       97.33               97.33          692        36.86
 150,001 -  200,000                              16.5       174,098       95.88               95.88          707        38.19
 200,001 -  250,000                                16       226,983        96.5                96.5          716        37.78
 250,001 -  300,000                             16.25       282,199       94.86               94.86          707        37.63
 300,001 -  350,000                            13.625       333,544       94.89               94.89          714        32.28
 350,001 -  400,000                                12       390,593       89.32               89.32          710        42.23
 400,001 +                                     12.625       439,843       88.21               88.21          713        36.03
TOTAL                                          18.375        56,615       96.95               96.95          700        37.39

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance   Count       Balance      Percent       GWAC         NWAC      WAM    WA Age    Min GWAC
-10,000                                    65       622,753         0.12    11.9139      11.3994      341         3       6.625
  10,001 -   20,000                       889    14,103,001         2.68     11.802      11.2875      348         3        6.62
  20,001 -   30,000                     1,641    41,770,204         7.93    11.3322      10.8177      347         3       6.375
  30,001 -   40,000                     1,613    56,474,149        10.72    11.2663      10.7518      349         3       6.375
  40,001 -   50,000                     1,166    52,712,192        10.01    11.1246      10.6101      352         3       6.375
  50,001 -   60,000                       962    52,890,928        10.04     11.195      10.6805      352         3       6.125
  60,001 -   70,000                       698    45,310,025          8.6    11.2432      10.7287      352         3         6.5
  70,001 -   80,000                       562    42,207,323         8.02    10.9783      10.4638      351         3       6.375
  80,001 -   90,000                       358    30,398,178         5.77    10.9224      10.4079      349         3         6.5
  90,001 -  100,000                       273    26,041,373         4.95    11.1171      10.6026      348         3       6.125
 100,001 -  110,000                       197    20,704,580         3.93    11.1438      10.6293      351         3       6.625
 110,001 -  120,000                       203    23,420,649         4.45    10.9995       10.485      351         3         6.5
 120,001 -  130,000                       129    16,156,726         3.07    11.0531      10.5386      349         3       6.375
 130,001 -  140,000                        94    12,746,048         2.42    11.2675       10.753      353         3       6.875
 140,001 -  150,000                       100    14,654,332         2.78    11.0851      10.5706      352         3           7
 150,001 -  200,000                       213    37,082,832         7.04    11.0602      10.5457      352         3       6.625
 200,001 -  250,000                        62    14,072,931         2.67    11.2042      10.6897      356         3       5.875
 250,001 -  300,000                        38    10,723,565         2.04    11.2052      10.6907      354         3           7
 300,001 -  350,000                        14     4,669,614         0.89    11.9872      11.4727      358         2        8.75
 350,001 -  400,000                        15     5,858,890         1.11     9.5134       8.9989      357         3       7.375
 400,001 +                                  9     3,958,586         0.75    11.1904      10.6759      358         2         9.5
TOTAL                                   9,301   526,578,880          100    11.1537      10.6392      351         3       5.875

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance      Max GWAC       Avg Bal      WA LTV     WA COMBINED LTV      WA FICO       WA DTI
-10,000                                          16         9,581       92.49               92.49          706        32.98
  10,001 -   20,000                          17.375        15,864       94.81               94.81          701        34.67
  20,001 -   30,000                           17.75        25,454       96.51               96.51          696        36.78
  30,001 -   40,000                              18        35,012       97.09               97.09          697        36.46
  40,001 -   50,000                           17.75        45,208       97.46               97.46          699        37.99
  50,001 -   60,000                          18.375        54,980       97.59               97.59          701        37.52
  60,001 -   70,000                          16.875        64,914       97.69               97.69          698        37.71
  70,001 -   80,000                              17        75,102       97.45               97.45          698        37.39
  80,001 -   90,000                              16        84,911       97.28               97.28          699         38.7
  90,001 -  100,000                          16.875        95,390       97.39               97.39          692        37.28
 100,001 -  110,000                          16.625       105,099       97.86               97.86          700        37.64
 110,001 -  120,000                          16.875       115,373       97.96               97.96          703        37.25
 120,001 -  130,000                            15.5       125,246       97.33               97.33          702        36.66
 130,001 -  140,000                           14.75       135,596       97.67               97.67          701        38.64
 140,001 -  150,000                          15.375       146,543       97.33               97.33          692        36.86
 150,001 -  200,000                            16.5       174,098       95.88               95.88          707        38.19
 200,001 -  250,000                              16       226,983        96.5                96.5          716        37.78
 250,001 -  300,000                           16.25       282,199       94.86               94.86          707        37.63
 300,001 -  350,000                          13.625       333,544       94.89               94.89          714        32.28
 350,001 -  400,000                              12       390,593       89.32               89.32          710        42.23
 400,001 +                                   12.625       439,843       88.21               88.21          713        36.03
TOTAL                                        18.375        56,615       96.95               96.95          700        37.39

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon        Count       Balance      Percent       GWAC             NWAC        WAM       WA Age    Min GWAC
10_Yr                                                 1        32,750         0.01     11.625          11.1105        112            8      11.625
        11.500 -   11.749                             1        32,750         0.01     11.625          11.1105        112            8      11.625
15_Yr                                             5,635   330,772,954        62.82     10.655          10.1405        351            3       5.875
         5.750 -    5.999                             1       217,702         0.04      5.875           5.3605        356            4       5.875
         6.000 -    6.249                             2       150,249         0.03      6.125           5.6105        289            4       6.125
         6.250 -    6.499                            10       492,158         0.09      6.375           5.8605        345            5       6.375
         6.500 -    6.749                            41     2,310,466         0.44     6.5561           6.0416        333            4         6.5
         6.750 -    6.999                            74     4,310,056         0.82     6.8223           6.3078        349            4        6.75
         7.000 -    7.249                            90     5,213,454         0.99     7.0436           6.5291        349            4           7
         7.250 -    7.499                           163     8,803,373         1.67     7.3155            6.801        346            4        7.25
         7.500 -    7.749                           176    10,790,509         2.05     7.5473           7.0328        352            4         7.5
         7.750 -    7.999                           188    11,710,355         2.22     7.8182           7.3037        352            4        7.75
         8.000 -    8.249                           196    11,393,749         2.16     8.0511           7.5366        354            4           8
         8.250 -    8.499                           178     9,407,971         1.79     8.3064           7.7919        354            4        8.25
         8.500 -    8.749                           138     8,124,217         1.54     8.5461           8.0316        354            4         8.5
         8.750 -    8.999                            91     5,558,942         1.06        8.8           8.2855        353            4        8.75
         9.000 -    9.249                           101     5,662,934         1.08     9.0456           8.5311        353            3           9
         9.250 -    9.499                           141     8,853,860         1.68     9.3253           8.8108        352            4        9.25
         9.500 -    9.749                           176    10,602,486         2.01     9.5708           9.0563        354            4         9.5
         9.750 -    9.999                           285    17,233,434         3.27      9.836           9.3215        352            4        9.75
        10.000 -   10.249                           227    13,729,274         2.61     10.064           9.5495        352            4          10
        10.250 -   10.499                           227    16,653,093         3.16    10.3313           9.8168        352            4       10.25
        10.500 -   10.749                           237    14,475,949         2.75    10.5639          10.0494        351            3        10.5
        10.750 -   10.999                           231    14,265,634         2.71    10.8395           10.325        349            3       10.75
        11.000 -   11.249                           216    12,647,913          2.4    11.0609          10.5464        346            3          11
        11.250 -   11.499                           187    11,081,763          2.1    11.3265           10.812        354            3       11.25
        11.500 -   11.749                           221    13,753,457         2.61     11.563          11.0485        351            3        11.5
        11.750 -   11.999                           325    18,540,993         3.52    11.8508          11.3363        352            3       11.75
        12.000 -   12.249                           248    15,632,340         2.97    12.0439          11.5294        357            3          12
        12.250 -   12.499                           150     8,643,450         1.64    12.3128          11.7983        356            3       12.25
        12.500 -   12.749                           205    12,165,588         2.31    12.5578          12.0433        346            3        12.5
        12.750 -   12.999                           263    14,225,161          2.7    12.8116          12.2971        352            3       12.75
        13.000 -   13.249                           145     7,453,941         1.42    13.0262          12.5117        354            3          13
        13.250 -   13.499                           132     6,253,612         1.19    13.3057          12.7912        353            3       13.25
        13.500 -   13.749                           189    11,072,245          2.1    13.5164          13.0019        339            3        13.5
        13.750 -   13.999                            84     4,450,674         0.85    13.8032          13.2887        349            2       13.75
        14.000 -   14.249                            48     2,643,738          0.5    14.0281          13.5136        356            3          14
        14.250 -   14.499                            37     1,728,826         0.33    14.3201          13.8056        343            2       14.25
        14.500 -   14.749                            37     1,729,865         0.33    14.5477          14.0332        354            3        14.5
        14.750 -   14.999                            35     1,958,542         0.37    14.8318          14.3173        353            3       14.75
        15.000 -   15.249                            43     1,659,474         0.32    15.0041          14.4896        355            3          15
        15.250 -   15.499                            14       690,570         0.13    15.2673          14.7528        358            3       15.25
        15.500 -   15.749                            13       519,574          0.1    15.5158          15.0013        339            3        15.5
        15.750 -   15.999                            13       776,048         0.15    15.7994          15.2849        313            2       15.75
        16.000 -   16.249                            16       750,680         0.14    16.0343          15.5198        330            2          16
        16.250 -   16.499                            20     1,416,414         0.27    16.2911          15.7766        358            3       16.25
        16.500 -   16.749                             4       256,253         0.05    16.5705           16.056        328            3        16.5
        16.750 -   16.999                             5       311,053         0.06    16.8621          16.3476        288            3       16.75
        17.000 -   17.249                             3       138,470         0.03    17.0162          16.5017        302            3          17
        17.250 -   17.499                             3        87,683         0.02      17.25          16.7355        359            1       17.25
        17.500 -   17.749                             1        32,992         0.01     17.625          17.1105        357            3      17.625
        17.750 -   17.999                             4       131,970         0.03      17.75          17.2355        357            3       17.75
        18.250 -   18.499                             1        59,800         0.01     18.375          17.8605        178            2      18.375
20_Yr                                               186    11,344,156         2.15     10.745          10.2305        237            3       7.375
         7.250 -    7.499                             1        35,644         0.01      7.375           6.8605        237            3       7.375
         8.500 -    8.749                             1       118,000         0.02      8.625           8.1105        237            3       8.625
         8.750 -    8.999                             5       256,830         0.05     8.7974           8.2829        236            4        8.75
         9.000 -    9.249                             4       188,829         0.04      9.052           8.5375        237            3           9
         9.250 -    9.499                             3       141,962         0.03       9.25           8.7355        237            3        9.25
         9.500 -    9.749                            19     1,174,978         0.22     9.5651           9.0506        237            3         9.5
         9.750 -    9.999                            23     1,372,702         0.26     9.8191           9.3046        237            3        9.75
        10.000 -   10.249                            14     1,011,086         0.19     10.075           9.5605        236            4          10
        10.250 -   10.499                             7       399,300         0.08    10.2745             9.76        237            3       10.25
        10.500 -   10.749                            18       977,567         0.19    10.5553          10.0408        236            4        10.5
        10.750 -   10.999                            16       971,800         0.18    10.8115           10.297        237            3       10.75
        11.000 -   11.249                            13       893,596         0.17    11.0534          10.5389        236            4          11
        11.250 -   11.499                             9       579,922         0.11    11.2787          10.7642        236            4       11.25
        11.500 -   11.749                            14       981,196         0.19    11.5788          11.0643        237            3        11.5
        11.750 -   11.999                            15       956,176         0.18    11.8446          11.3301        236            4       11.75
        12.000 -   12.249                             5       343,760         0.07    12.0986          11.5841        237            3          12
        12.250 -   12.499                             3        74,209         0.01    12.4027          11.8882        238            2       12.32
        12.500 -   12.749                             4        91,906         0.02    12.5523          12.0378        237            3        12.5
        12.750 -   12.999                             7       425,968         0.08    12.7882          12.2737        237            3       12.75
        13.000 -   13.249                             1        51,861         0.01         13          12.4855        237            3          13
        13.250 -   13.499                             2       113,945         0.02    13.3764          12.8619        237            3      13.375
        13.500 -   13.749                             1        32,920         0.01      13.73          13.2155        237            3       13.73
        13.750 -   13.999                             1       150,000         0.03      13.75          13.2355        236            4       13.75
30_Yr                                             3,479   184,429,021        35.02    12.0731          11.5586        358            2        6.75
         6.750 -    6.999                             1        36,836         0.01       6.75           6.2355        359            2        6.75
         7.000 -    7.249                             2       354,112         0.07          7           6.4855        357            3           7
         7.250 -    7.499                             6       282,357         0.05     7.3084           6.7939        357            3        7.25
         7.500 -    7.749                            14       721,474         0.14     7.5652           7.0507        357            3         7.5
         7.750 -    7.999                            13       682,629         0.13     7.8126           7.2981        357            3        7.75
         8.000 -    8.249                            16       676,552         0.13     8.0545             7.54        358            3           8
         8.250 -    8.499                            21       787,544         0.15     8.2745             7.76        358            2        8.25
         8.500 -    8.749                            36     1,484,850         0.28      8.588           8.0735        358            3         8.5
         8.750 -    8.999                            26     1,653,516         0.31     8.8162           8.3017        357            3        8.75
         9.000 -    9.249                            53     2,785,468         0.53     9.0548           8.5403        358            2           9
         9.250 -    9.499                            35     1,690,027         0.32     9.3085            8.794        357            3        9.25
         9.500 -    9.749                            74     4,891,858         0.93      9.551           9.0365        358            2         9.5
         9.750 -    9.999                           124     5,986,137         1.14      9.834           9.3195        358            3        9.75
        10.000 -   10.249                           123     6,425,741         1.22    10.0725            9.558        358            2          10
        10.250 -   10.499                            83     5,106,983         0.97    10.3142           9.7997        358            2       10.25
        10.500 -   10.749                           107     5,495,535         1.04     10.545          10.0305        357            3        10.5
        10.750 -   10.999                           138     7,842,750         1.49    10.8138          10.2993        358            3       10.75
        11.000 -   11.249                           131     7,671,835         1.46    11.0419          10.5274        358            2          11
        11.250 -   11.499                           130     6,614,594         1.26    11.3111          10.7966        357            3       11.25
        11.500 -   11.749                           188    10,370,284         1.97    11.5522          11.0377        357            3        11.5
        11.750 -   11.999                           197    11,597,245          2.2     11.823          11.3085        358            2       11.75
        12.000 -   12.249                           212    14,158,342         2.69    12.0382          11.5237        358            3          12
        12.250 -   12.499                           148     8,727,343         1.66    12.3109          11.7964        358            3       12.25
        12.500 -   12.749                           213    12,433,228         2.36    12.5438          12.0293        358            2        12.5
        12.750 -   12.999                           211    11,549,615         2.19    12.8139          12.2994        358            2       12.75
        13.000 -   13.249                           143     6,935,859         1.32    13.0635           12.549        358            3          13
        13.250 -   13.499                           163     7,701,573         1.46    13.3093          12.7948        358            3       13.25
        13.500 -   13.749                           191     8,621,133         1.64    13.5443          13.0298        358            3        13.5
        13.750 -   13.999                           150     7,145,750         1.36    13.8142          13.2997        358            3       13.75
        14.000 -   14.249                            97     4,759,080          0.9    14.0566          13.5421        358            3          14
        14.250 -   14.499                            86     3,898,380         0.74    14.2956          13.7811        358            3       14.25
        14.500 -   14.749                            67     2,739,262         0.52    14.5462          14.0317        358            2        14.5
        14.750 -   14.999                            62     2,778,159         0.53    14.8002          14.2857        358            2       14.75
        15.000 -   15.249                            58     2,236,159         0.42    15.0636          14.5491        358            2          15
        15.250 -   15.499                            32     1,594,361          0.3    15.3038          14.7893        357            3       15.25
        15.500 -   15.749                            30     1,477,260         0.28    15.5536          15.0391        359            2        15.5
        15.750 -   15.999                            26     1,092,279         0.21    15.7968          15.2823        358            2       15.75
        16.000 -   16.249                            24     1,251,603         0.24    16.0344          15.5199        359            2          16
        16.250 -   16.499                            19       879,181         0.17    16.2901          15.7756        359            1       16.25
        16.500 -   16.749                             8       416,919         0.08    16.5303          16.0158        359            2        16.5
        16.750 -   16.999                             9       459,689         0.09    16.8291          16.3146        359            2       16.75
        17.000 -   17.249                             5       152,806         0.03    17.0188          16.5043        358            2          17
        17.250 -   17.499                             2        35,316         0.01     17.375          16.8605        359            1      17.375
        17.500 -   17.749                             3       141,100         0.03       17.5          16.9855        359            1        17.5
        18.000 -   18.249                             1        32,293         0.01         18          17.4855        358            2          18
        18.250 -   18.499                             1        54,000         0.01      18.25          17.7355        358            2       18.25
TOTAL                                             9,301   526,578,880          100    11.1537          10.6392        351            3       5.875

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon             Max GWAC      Avg Bal       WA LTV     WA COMBINED LTV      WA FICO       WA DTI
10_Yr                                                    11.625       32,750          100                 100          684            0
        11.500 -   11.749                                11.625       32,750          100                 100          684            0
15_Yr                                                    18.375       58,700        96.68               96.68          700        38.22
         5.750 -    5.999                                 5.875      217,702           80                  80          781         32.9
         6.000 -    6.249                                 6.125       75,125        89.63               89.63          734        30.94
         6.250 -    6.499                                 6.375       49,216        84.09               84.09          776        29.38
         6.500 -    6.749                                 6.625       56,353        88.86               88.86          749        37.78
         6.750 -    6.999                                   6.9       58,244        92.84               92.84          744        39.38
         7.000 -    7.249                                 7.125       57,927         92.4                92.4          733         37.5
         7.250 -    7.499                                   7.4       54,008        95.66               95.66          722        37.64
         7.500 -    7.749                                 7.625       61,310           95                  95          718        37.81
         7.750 -    7.999                                 7.875       62,289        94.89               94.89          708        39.01
         8.000 -    8.249                                  8.15       58,131        95.47               95.47          717        38.27
         8.250 -    8.499                                  8.42       52,854         96.3                96.3          707        38.02
         8.500 -    8.749                                  8.66       58,871        96.59               96.59          707        39.42
         8.750 -    8.999                                  8.99       61,087           94                  94          709        39.12
         9.000 -    9.249                                 9.125       56,069        95.75               95.75          708        41.07
         9.250 -    9.499                                 9.469       62,793        95.25               95.25          703        39.35
         9.500 -    9.749                                 9.742       60,241        95.47               95.47          709        38.71
         9.750 -    9.999                                 9.999       60,468        97.21               97.21          710        38.79
        10.000 -   10.249                                 10.24       60,481        97.36               97.36          706        39.06
        10.250 -   10.499                                 10.49       73,362        97.65               97.65          703        38.63
        10.500 -   10.749                                  10.7       61,080         96.8                96.8          703        38.41
        10.750 -   10.999                                 10.99       61,756        97.14               97.14          690        37.54
        11.000 -   11.249                                 11.24       58,555        96.72               96.72          688         37.5
        11.250 -   11.499                                11.499       59,261        95.38               95.38          700        37.92
        11.500 -   11.749                                  11.7       62,233         96.3                96.3          695        36.84
        11.750 -   11.999                                 11.99       57,049        97.94               97.94          678        38.05
        12.000 -   12.249                                 12.14       63,034         97.4                97.4          697        37.33
        12.250 -   12.499                                 12.49       57,623        97.91               97.91          686        38.39
        12.500 -   12.749                                 12.72       59,344        97.91               97.91          688        39.65
        12.750 -   12.999                                12.999       54,088        97.74               97.74          681        38.26
        13.000 -   13.249                                13.125       51,406        98.32               98.32          690         37.8
        13.250 -   13.499                                13.499       47,376        98.24               98.24          695        39.05
        13.500 -   13.749                                 13.65       58,583        98.89               98.89          680        37.43
        13.750 -   13.999                                13.999       52,984        98.49               98.49          691        38.54
        14.000 -   14.249                                14.125       55,078        98.95               98.95          687        35.53
        14.250 -   14.499                                 14.49       46,725        98.74               98.74          713        35.86
        14.500 -   14.749                                14.625       46,753        98.83               98.83          702        37.35
        14.750 -   14.999                                 14.99       55,958        96.98               96.98          694        37.32
        15.000 -   15.249                                15.125       38,592        99.36               99.36          680        35.91
        15.250 -   15.499                                15.375       49,326        99.99               99.99          681        26.12
        15.500 -   15.749                                15.625       39,967        98.12               98.12          660         37.5
        15.750 -   15.999                                15.875       59,696        98.55               98.55          699        43.06
        16.000 -   16.249                                16.125       46,917        99.99               99.99          707        33.47
        16.250 -   16.499                                16.375       70,821        96.74               96.74          709        39.99
        16.500 -   16.749                                16.625       64,063        98.34               98.34          719        43.21
        16.750 -   16.999                                16.875       62,211        98.53               98.53          708        41.22
        17.000 -   17.249                                17.125       46,157        97.81               97.81          694        40.38
        17.250 -   17.499                                 17.25       29,228          100                 100          677        37.54
        17.500 -   17.749                                17.625       32,992          100                 100          667            0
        17.750 -   17.999                                 17.75       32,992        99.92               99.92          680           38
        18.250 -   18.499                                18.375       59,800           90                  90          654        49.55
20_Yr                                                     13.75       60,990         97.3                97.3          688        39.26
         7.250 -    7.499                                 7.375       35,644          100                 100          733        43.49
         8.500 -    8.749                                 8.625      118,000          100                 100          781        36.99
         8.750 -    8.999                                 8.875       51,366        95.38               95.38          724        40.73
         9.000 -    9.249                                 9.125       47,207        94.99               94.99          728        30.57
         9.250 -    9.499                                  9.25       47,321        94.74               94.74          683        42.22
         9.500 -    9.749                                 9.625       61,841        98.36               98.36          717        35.77
         9.750 -    9.999                                  9.99       59,683        98.12               98.12          699        40.92
        10.000 -   10.249                                10.125       72,220        99.15               99.15          702         41.4
        10.250 -   10.499                                10.375       57,043        99.02               99.02          699        42.39
        10.500 -   10.749                                10.625       54,309        98.51               98.51          696        40.34
        10.750 -   10.999                                 10.99       60,737        97.16               97.16          687        38.68
        11.000 -   11.249                                11.125       68,738        97.29               97.29          694        35.52
        11.250 -   11.499                                11.375       64,436        99.25               99.25          649        40.68
        11.500 -   11.749                                11.625       70,085        98.93               98.93          664        43.45
        11.750 -   11.999                                 11.99       63,745         95.1                95.1          667        35.08
        12.000 -   12.249                                12.125       68,752        95.37               95.37          699        37.11
        12.250 -   12.499                                 12.44       24,736          100                 100          613        31.15
        12.500 -   12.749                                12.625       22,976        95.93               95.93          651        45.51
        12.750 -   12.999                                12.875       60,853        90.46               90.46          643         40.6
        13.000 -   13.249                                    13       51,861          100                 100          602        30.65
        13.250 -   13.499                                 13.38       56,973          100                 100          640        36.43
        13.500 -   13.749                                 13.73       32,920          100                 100          615        23.37
        13.750 -   13.999                                 13.75      150,000        78.94               78.94          643        49.68
30_Yr                                                     18.25       53,012         97.4                97.4          700        35.68
         6.750 -    6.999                                  6.75       36,836        99.96               99.96          726        46.38
         7.000 -    7.249                                     7      177,056        86.65               86.65          690        33.01
         7.250 -    7.499                                 7.375       47,060         92.7                92.7          741         38.2
         7.500 -    7.749                                 7.712       51,534        97.83               97.83          730        40.91
         7.750 -    7.999                                 7.875       52,510        86.94               86.94          725        38.49
         8.000 -    8.249                                 8.125       42,285        98.06               98.06          723        39.46
         8.250 -    8.499                                 8.375       37,502        95.85               95.85          728        31.81
         8.500 -    8.749                                  8.66       41,246        96.68               96.68          716        37.76
         8.750 -    8.999                                  8.94       63,597        92.69               92.69          737        35.82
         9.000 -    9.249                                 9.125       52,556        97.15               97.15          720        30.69
         9.250 -    9.499                                  9.49       48,286        98.16               98.16          698        36.38
         9.500 -    9.749                                  9.65       66,106         96.8                96.8          722        37.17
         9.750 -    9.999                                  9.99       48,275        94.52               94.52          700        35.13
        10.000 -   10.249                                10.218       52,242        98.54               98.54          711        36.32
        10.250 -   10.499                                 10.48       61,530        97.47               97.47          715        34.92
        10.500 -   10.749                                10.625       51,360        97.93               97.93          704        37.46
        10.750 -   10.999                                 10.99       56,832        97.44               97.44          709         34.4
        11.000 -   11.249                                11.125       58,564        97.37               97.37          703         35.4
        11.250 -   11.499                                 11.49       50,881        97.75               97.75          690        32.68
        11.500 -   11.749                                11.625       55,161        98.16               98.16          702        35.43
        11.750 -   11.999                                 11.95       58,869        96.93               96.93          697        34.51
        12.000 -   12.249                                 12.16       66,785        97.48               97.48          702        35.95
        12.250 -   12.499                                 12.45       58,969        98.11               98.11          688         34.9
        12.500 -   12.749                                 12.72       58,372        97.74               97.74          679        36.11
        12.750 -   12.999                                 12.99       54,738        96.94               96.94          694        36.87
        13.000 -   13.249                                13.125       48,503        98.54               98.54          689         36.6
        13.250 -   13.499                                 13.38       47,249         97.8                97.8          693        38.24
        13.500 -   13.749                                13.625       45,137        97.78               97.78          693         37.1
        13.750 -   13.999                                 13.99       47,638         96.4                96.4          696         34.9
        14.000 -   14.249                                14.125       49,063        98.17               98.17          704        35.99
        14.250 -   14.499                                14.375       45,330        98.36               98.36          705        36.32
        14.500 -   14.749                                14.625       40,885        98.24               98.24          703        36.34
        14.750 -   14.999                                 14.88       44,809        97.61               97.61          712        33.88
        15.000 -   15.249                                 15.13       38,554        97.77               97.77          705        33.42
        15.250 -   15.499                                15.375       49,824        97.55               97.55          717        30.03
        15.500 -   15.749                                15.625       49,242        96.98               96.98          699        36.87
        15.750 -   15.999                                15.875       42,011        98.23               98.23          711        36.92
        16.000 -   16.249                                16.125       52,150        97.27               97.27          688        37.39
        16.250 -   16.499                                16.375       46,273        98.58               98.58          692        36.53
        16.500 -   16.749                                16.625       52,115         96.2                96.2          682        40.26
        16.750 -   16.999                                16.875       51,077        98.89               98.89          710         46.9
        17.000 -   17.249                                17.125       30,561        99.48               99.48          688         28.7
        17.250 -   17.499                                17.375       17,658          100                 100          691         35.7
        17.500 -   17.749                                  17.5       47,033        99.99               99.99          679            0
        18.000 -   18.249                                    18       32,293          100                 100          635            0
        18.250 -   18.499                                 18.25       54,000           85                  85          732            0
TOTAL                                                    18.375       56,615        96.95               96.95          700        37.39

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon      Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
   5.250 -    5.499                               1       217,702         0.04      5.875        5.3605        356            4       5.875
   5.500 -    5.749                               2       150,249         0.03      6.125        5.6105        289            4       6.125
   5.750 -    5.999                              32     1,764,871         0.34     6.4651        5.9506        345            4       6.375
   6.000 -    6.249                              54     2,897,473         0.55     6.7052        6.1907        335            4        6.62
   6.250 -    6.499                             100     6,237,383         1.18     6.9503        6.4358        351            4       6.875
   6.500 -    6.749                             117     6,165,330         1.17     7.2132        6.6987        351            4       7.125
   6.750 -    6.999                             209    11,850,606         2.25     7.4498        6.9353        346            4       7.375
   7.000 -    7.249                             157    10,056,319         1.91     7.6952        7.1807        352            4       7.625
   7.250 -    7.499                             229    13,904,701         2.64     7.9388        7.4243        355            4         7.8
   7.500 -    7.749                             206    10,710,248         2.03     8.1926        7.6781        354            4        8.12
   7.750 -    7.999                             182    10,005,163          1.9     8.4444        7.9299        353            4        8.34
   8.000 -    8.249                             143     8,329,489         1.58     8.6881        8.1736        351            4       8.625
   8.250 -    8.499                             155     8,556,149         1.62     8.9508        8.4363        351            3         8.8
   8.500 -    8.749                             138     8,041,828         1.53     9.1977        8.6832        353            3       9.125
   8.750 -    8.999                             224    14,004,510         2.66     9.4474        8.9329        348            3        9.37
   9.000 -    9.249                             309    18,106,159         3.44     9.6897        9.1752        346            3        9.59
   9.250 -    9.499                             475    25,616,692         4.86     9.9332        9.4187        348            3         9.8
   9.500 -    9.749                             287    19,417,342         3.69    10.1852        9.6707        348            3      10.125
   9.750 -    9.999                             400    24,606,557         4.67    10.4321        9.9176        351            3      10.375
  10.000 -   10.249                             329    19,535,976         3.71    10.6874       10.1729        347            3        10.6
  10.250 -   10.499                             431    25,778,170          4.9    10.9419       10.4274        347            3      10.875
  10.500 -   10.749                             292    17,314,308         3.29    11.1891       10.6746        348            3        11.1
  10.750 -   10.999                             411    22,916,076         4.35    11.4492       10.9347        353            3       11.35
  11.000 -   11.249                             388    22,155,083         4.21    11.6823       11.1678        348            3       11.54
  11.250 -   11.499                             640    40,950,468         7.78     11.941       11.4265        354            3       11.77
  11.500 -   11.749                             312    19,012,937         3.61    12.1838       11.6693        355            3       12.04
  11.750 -   11.999                             413    23,167,706          4.4     12.455       11.9405        354            3       12.32
  12.000 -   12.249                             415    23,597,935         4.48    12.6968       12.1823        352            3       12.55
  12.250 -   12.499                             414    21,986,434         4.18    12.9304       12.4159        353            3       12.79
  12.500 -   12.749                             256    12,667,384         2.41    13.1996       12.6851        357            3     13.0875
  12.750 -   12.999                             422    21,676,957         4.12    13.4629       12.9484        348            3      13.375
  13.000 -   13.249                             225    10,849,331         2.06     13.698       13.1835        349            3       13.62
  13.250 -   13.499                             207    10,097,244         1.92    13.9341       13.4196        357            3       13.87
  13.500 -   13.749                             121     6,025,036         1.14     14.193       13.6785        356            2      14.125
  13.750 -   13.999                             115     5,146,304         0.98     14.444       13.9295        354            2      14.375
  14.000 -   14.249                              86     4,349,930         0.83     14.702       14.1875        354            2      14.625
  14.250 -   14.499                             120     4,761,187          0.9    14.9548       14.4403        357            2      14.865
  14.500 -   14.749                              57     2,697,098         0.51    15.1947       14.6802        358            2       15.12
  14.750 -   14.999                              45     2,078,836         0.39     15.453       14.9385        353            3      15.375
  15.000 -   15.249                              37     1,851,928         0.35    15.7028       15.1883        347            2       15.62
  15.250 -   15.499                              44     2,167,791         0.41    15.9587       15.4442        341            2      15.875
  15.500 -   15.749                              36     2,097,483          0.4    16.2172       15.7027        358            2      16.125
  15.750 -   15.999                              22     1,175,881         0.22    16.4205        15.906        352            2      16.375
  16.000 -   16.249                              10       446,424         0.08    16.6813       16.1668        358            2      16.625
  16.250 -   16.499                              15       820,061         0.16    16.9132       16.3987        322            2      16.875
  16.500 -   16.749                               5       128,670         0.02    17.2102       16.6957        359            2      17.125
  16.750 -   16.999                               5       176,416         0.03     17.475       16.9605        359            1      17.375
  17.000 -   17.249                               5       164,962         0.03     17.725       17.2105        357            3      17.625
  17.250 -   17.499                               1        32,293         0.01         18       17.4855        358            2          18
  17.500 -   17.749                               1        54,000         0.01      18.25       17.7355        358            2       18.25
  17.750 -   17.999                               1        59,800         0.01     18.375       17.8605        178            2      18.375
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon         Max GWAC      Avg Bal      Min WAM     Max WAM      WA LTV WA COMBINED LTV   WA FICO       WA DTI
   5.250 -    5.499                                 5.875      217,702          356         356          80            80         781         32.9
   5.500 -    5.749                                 6.125       75,125          176         356       89.63         89.63         734        30.94
   5.750 -    5.999                                   6.5       55,152          175         357       88.51         88.51         755        34.78
   6.000 -    6.249                                  6.75       53,657          175         359        90.1          90.1         745        38.49
   6.250 -    6.499                                     7       62,374          175         359       93.27         93.27         737        38.42
   6.500 -    6.749                                  7.25       52,695          175         359        94.6          94.6         733        37.77
   6.750 -    6.999                                   7.5       56,701          175         359       94.64         94.64         716        37.65
   7.000 -    7.249                                  7.75       64,053          175         359       94.84         94.84         714        38.48
   7.250 -    7.499                                     8       60,719          176         360       94.93         94.93         713        39.12
   7.500 -    7.749                                  8.25       51,991          176         359        96.7          96.7         714        37.22
   7.750 -    7.999                                   8.5       54,973          176         360       96.53         96.53         709        39.21
   8.000 -    8.249                                  8.75       58,248          176         359       94.13         94.13         712        38.01
   8.250 -    8.499                                     9       55,201          176         360       95.84         95.84         709        38.38
   8.500 -    8.749                                  9.25       58,274          176         360       95.68         95.68         708        38.39
   8.750 -    8.999                                   9.5       62,520          174         360       96.24         96.24         709        38.37
   9.000 -    9.249                                  9.75       58,596          175         360       96.28         96.28         711        36.83
   9.250 -    9.499                                    10       53,930          174         360       97.04         97.04         706        37.64
   9.500 -    9.749                                 10.25       67,656          175         360       97.95         97.95         708        39.49
   9.750 -    9.999                                  10.5       61,516          176         360       97.74         97.74         705        37.04
  10.000 -   10.249                                 10.75       59,380          176         360       96.98         96.98         701        36.68
  10.250 -   10.499                                    11       59,810          174         360       96.97         96.97         693        36.99
  10.500 -   10.749                                 11.25       59,296          173         360       96.33         96.33         694        37.54
  10.750 -   10.999                                  11.5       55,757          176         360       96.98         96.98         693        36.04
  11.000 -   11.249                                 11.75       57,101          112         360          97            97         695        36.38
  11.250 -   11.499                                    12       63,985          176         360       97.51         97.51         691        36.97
  11.500 -   11.749                                 12.25       60,939          176         360       98.06         98.06         695        36.32
  11.750 -   11.999                                  12.5       56,096          174         360       97.97         97.97         684        37.76
  12.000 -   12.249                                 12.75       56,862          176         360       97.12         97.12         686        36.54
  12.250 -   12.499                                    13       53,107          175         360       98.03         98.03         687        38.45
  12.500 -   12.749                                 13.25       49,482          175         360       97.93         97.93         693        36.94
  12.750 -   12.999                                  13.5       51,367          176         360       98.32         98.32         684        38.06
  13.000 -   13.249                                 13.76       48,219          177         360       97.35         97.35         695        37.26
  13.250 -   13.499                                    14       48,779          179         360       97.97         97.97         697        36.01
  13.500 -   13.749                                 14.25       49,794          175         360       98.34         98.34         699         35.6
  13.750 -   13.999                                  14.5       44,750          177         360        98.6          98.6         708        36.36
  14.000 -   14.249                                 14.75       50,581          179         360       97.41         97.41         705        36.65
  14.250 -   14.499                                    15       39,677          178         360       98.43         98.43         699        34.52
  14.500 -   14.749                                 15.25       47,318          355         360       97.67         97.67         698        31.71
  14.750 -   14.999                                  15.5       46,196          178         360       97.85         97.85         699        35.18
  15.000 -   15.249                                 15.75       50,052          178         360       98.07         98.07         701        35.82
  15.250 -   15.499                                    16       49,268          178         360        98.1          98.1         696        37.02
  15.500 -   15.749                                 16.25       58,263          356         360       97.13         97.13         710        35.89
  15.750 -   15.999                                  16.5       53,449          175         360       98.67         98.67         693        39.83
  16.000 -   16.249                                 16.75       44,642          357         360       98.73         98.73         695        43.75
  16.250 -   16.499                                    17       54,671          178         360       98.61         98.61         710         40.1
  16.500 -   16.749                                 17.25       25,734          356         360        99.3          99.3         675        30.09
  16.750 -   16.999                                  17.5       35,283          358         359       99.99         99.99         681         35.7
  17.000 -   17.249                                 17.75       32,992          357         358       99.94         99.94         678           38
  17.250 -   17.499                                    18       32,293          358         358         100           100         635            0
  17.500 -   17.749                                 18.25       54,000          358         358          85            85         732            0
  17.750 -   17.999                                18.375       59,800          178         178          90            90         654        49.55
TOTAL                                              18.375       56,615          112         360       96.95         96.95         700        37.39

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term          Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
-179                                            249    10,707,502         2.03    11.0996       10.5851        176            3       6.125
 180 -  360                                   9,052   515,871,378        97.97    11.1548       10.6403        354            3       5.875
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term          Max GWAC      Avg Bal      Min WAM     Max WAM      WA LTV WA COMBINED LTV   WA FICO       WA DTI
-179                                            18.375       43,002          112         179       96.72         96.72         694        36.81
 180 -  360                                      18.25       56,990          180         360       96.95         96.95         700         37.4
TOTAL                                           18.375       56,615          112         360       96.95         96.95         700        37.39

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value           Count       Balance      Percent       GWAC          NWAC     WAM    WA Age    Min GWAC        Max GWAC
   0.00 -   30.00                                 7       242,995         0.05    11.6083       11.0938     358         3       9.875          13.875
  30.01 -   40.00                                14     1,118,153         0.21    11.4267       10.9122     357         3       8.125              15
  40.01 -   50.00                                 8       403,629         0.08     9.3525         8.838     357         4       6.375          12.875
  50.01 -   60.00                                 6       538,647          0.1     8.5157        8.0012     347         3       7.375          12.625
  60.01 -   70.00                                10       770,783         0.15     8.9053        8.3908     356         4       6.875              14
  70.01 -   79.99                                72     7,020,075         1.33     9.3588        8.8443     348         3         6.5           13.75
  80.00 -   80.00                                45     3,559,356         0.68    10.1123        9.5978     355         3       5.875           13.75
  80.01 -   90.00                             1,315    62,470,514        11.86    10.3707        9.8562     350         3       6.125          18.375
  90.01 -   95.00                             1,636    88,205,636        16.75    11.1712       10.6567     351         3       6.375          17.125
  95.01 -  100.00                             6,188   362,249,090        68.79     11.339       10.8245     351         3         6.5              18
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392     351         3       5.875          18.375

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value            Avg Bal      Min WAM     Max WAM      WA LTV       WA COMBINED LTV     WA FICO        WA DTI
   0.00 -   30.00                               34,714          355         359       25.25                 25.25         719         28.69
  30.01 -   40.00                               79,868          354         359       39.93                 39.93         677         35.92
  40.01 -   50.00                               50,454          355         359       44.91                 44.91         733         27.48
  50.01 -   60.00                               89,775          176         358       58.08                 58.08         672         33.91
  60.01 -   70.00                               77,078          355         357       65.76                 65.76         713         33.49
  70.01 -   79.99                               97,501          176         360       76.94                 76.94         702         40.06
  80.00 -   80.00                               79,097          179         359          80                    80         712         34.73
  80.01 -   90.00                               47,506          175         360       88.95                 88.95         700         35.81
  90.01 -   95.00                               53,915          174         360       94.61                 94.61         705         36.94
  95.01 -  100.00                               58,541          112         360       99.86                 99.86         699         37.79
TOTAL                                           56,615          112         360       96.95                 96.95         700         37.39

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value  Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
   0.00 -   30.00                                 7       242,995         0.05    11.6083       11.0938        358            3       9.875
  30.01 -   40.00                                14     1,118,153         0.21    11.4267       10.9122        357            3       8.125
  40.01 -   50.00                                 8       403,629         0.08     9.3525         8.838        357            4       6.375
  50.01 -   60.00                                 6       538,647          0.1     8.5157        8.0012        347            3       7.375
  60.01 -   70.00                                10       770,783         0.15     8.9053        8.3908        356            4       6.875
  70.01 -   79.99                                72     7,020,075         1.33     9.3588        8.8443        348            3         6.5
  80.00 -   80.00                                45     3,559,356         0.68    10.1123        9.5978        355            3       5.875
  80.01 -   90.00                             1,315    62,470,514        11.86    10.3707        9.8562        350            3       6.125
  90.01 -   95.00                             1,636    88,205,636        16.75    11.1712       10.6567        351            3       6.375
  95.01 -  100.00                             6,188   362,249,090        68.79     11.339       10.8245        351            3         6.5
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value  Max GWAC      Avg Bal      Min WAM     Max WAM      WA LTV       WA COMBINED LTV     WA FICO        WA DTI
   0.00 -   30.00                               13.875       34,714          355         359       25.25                 25.25         719         28.69
  30.01 -   40.00                                   15       79,868          354         359       39.93                 39.93         677         35.92
  40.01 -   50.00                               12.875       50,454          355         359       44.91                 44.91         733         27.48
  50.01 -   60.00                               12.625       89,775          176         358       58.08                 58.08         672         33.91
  60.01 -   70.00                                   14       77,078          355         357       65.76                 65.76         713         33.49
  70.01 -   79.99                                13.75       97,501          176         360       76.94                 76.94         702         40.06
  80.00 -   80.00                                13.75       79,097          179         359          80                    80         712         34.73
  80.01 -   90.00                               18.375       47,506          175         360       88.95                 88.95         700         35.81
  90.01 -   95.00                               17.125       53,915          174         360       94.61                 94.61         705         36.94
  95.01 -  100.00                                   18       58,541          112         360       99.86                 99.86         699         37.79
TOTAL                                           18.375       56,615          112         360       96.95                 96.95         700         37.39

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type      Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
Full/Alternative                              2,164   100,206,705        19.03     9.6041        9.0896        349            4       5.875
       0.00 - 10.00                              12       412,969         0.08     9.1829        8.6684        352            3       6.375
      10.01 - 20.00                              91     4,117,069         0.78     10.685       10.1705        352            3       6.375
      20.01 - 25.00                              98     3,653,024         0.69    10.0667        9.5522        343            3         6.5
      25.01 - 30.00                             181     7,667,467         1.46     9.4015         8.887        348            4       6.125
      30.01 - 35.00                             292    12,979,799         2.46     9.2882        8.7737        349            4       5.875
      35.01 - 40.00                             446    20,765,695         3.94     9.3776        8.8631        350            4       6.375
      40.01 - 45.00                             571    26,920,829         5.11     9.4379        8.9234        349            4       6.375
      45.01 - 50.00                             402    20,339,994         3.86    10.0272        9.5127        347            4         6.5
      50.01 - 55.00                              71     3,349,859         0.64     9.6804        9.1659        351            3        6.75
Limited                                          47     2,118,770          0.4     9.5453        9.0308        348            3         6.5
       0.00 - 10.00                               1        51,000         0.01       13.5       12.9855        359            1        13.5
      10.01 - 20.00                               2        80,568         0.02     9.6332        9.1187        301            5         6.5
      20.01 - 25.00                               5       182,348         0.03    10.1119        9.5974        358            3       7.125
      25.01 - 30.00                               9       384,778         0.07     8.2025         7.688        335            4        6.75
      30.01 - 35.00                               3       181,420         0.03    10.2164        9.7019        358            2          10
      35.01 - 40.00                               8       298,995         0.06     9.1823        8.6678        352            3           7
      40.01 - 45.00                              10       377,127         0.07     8.8377        8.3232        344            4        6.75
      45.01 - 50.00                               6       357,982         0.07    11.5454       11.0309        358            2         7.5
      50.01 - 55.00                               3       204,553         0.04     8.2855         7.771        356            4        7.25
No Documentation                                633    33,522,550         6.37    12.3718       11.8573        356            3        7.75
       0.00 - 10.00                             633    33,522,550         6.37    12.3718       11.8573        356            3        7.75
No Income/No Asset                              115     7,120,752         1.35    11.5986       11.0841        355            3       8.375
       0.00 - 10.00                             115     7,120,752         1.35    11.5986       11.0841        355            3       8.375
No Ratio                                      1,972   132,795,335        25.22    11.5763       11.0618        353            3         6.5
       0.00 - 10.00                           1,971   132,772,736        25.21    11.5765        11.062        353            3         6.5
      25.01 - 30.00                               1        22,599            0      10.75       10.2355        353            7       10.75
No Ratio/Ver Employ                              36     1,717,074         0.33     11.932       11.4175        358            2         9.5
       0.00 - 10.00                              36     1,717,074         0.33     11.932       11.4175        358            2         9.5
Stated Income                                 3,687   210,898,326        40.05    11.2497       10.7352        350            3       6.375
       0.00 - 10.00                              54     2,523,233         0.48    11.1759       10.6614        355            3        7.75
      10.01 - 20.00                             198    11,300,834         2.15    11.4193       10.9048        358            3        7.25
      20.01 - 25.00                             218    10,876,918         2.07    11.6654       11.1509        344            3         7.5
      25.01 - 30.00                             366    18,956,225          3.6    11.2304       10.7159        353            3           7
      30.01 - 35.00                             543    29,444,402         5.59    11.2609       10.7464        350            3       6.375
      35.01 - 40.00                             863    50,541,256          9.6    11.0246       10.5101        350            3           7
      40.01 - 45.00                             912    55,461,031        10.53    11.1509       10.6364        349            3       6.625
      45.01 - 50.00                             499    29,701,500         5.64    11.6377       11.1232        351            3        7.25
      50.01 - 55.00                              34     2,092,927          0.4    10.8304       10.3159        352            3       7.875
Stated/Stated                                   647    38,199,367         7.25     12.121       11.6065        345            3         7.5
       0.00 - 10.00                              13       593,905         0.11    12.7433       12.2288        307            4       9.875
      10.01 - 20.00                              33     1,766,732         0.34     13.311       12.7965        347            3      10.875
      20.01 - 25.00                              39     2,138,269         0.41    12.8002       12.2857        339            4        9.75
      25.01 - 30.00                              49     2,387,914         0.45     11.955       11.4405        353            4       8.375
      30.01 - 35.00                              70     4,206,059          0.8    11.7346       11.2201        350            3         7.5
      35.01 - 40.00                             163     9,821,032         1.87    12.2021       11.6876        346            3       9.125
      40.01 - 45.00                             167     9,440,581         1.79    12.0631       11.5486        343            3       8.375
      45.01 - 50.00                              92     6,023,430         1.14    12.1732       11.6587        346            3           8
      50.01 - 55.00                              21     1,821,446         0.35    10.7664       10.2519        336            4           9
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type        Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
Full/Alternative                                 15.4855       46,306        96.98                96.98         696        38.67
       0.00 - 10.00                              13.9855       34,414        88.22                88.22         725         7.92
      10.01 - 20.00                              13.8605       45,243        95.85                95.85         700        16.41
      20.01 - 25.00                              13.6105       37,276        96.74                96.74         706        22.98
      25.01 - 30.00                              14.4855       42,362        96.08                96.08         701         27.6
      30.01 - 35.00                              15.4855       44,451        96.78                96.78         712         32.9
      35.01 - 40.00                              15.1105       46,560         96.9                 96.9         696        37.78
      40.01 - 45.00                              15.2355       47,147        97.29                97.29         694         42.8
      45.01 - 50.00                              15.3605       50,597        97.63                97.63         684        47.52
      50.01 - 55.00                              13.3755       47,181        96.54                96.54         684        52.57
Limited                                          13.3605       45,080        97.18                97.18         699        36.26
       0.00 - 10.00                              12.9855       51,000          100                  100         625         7.39
      10.01 - 20.00                              10.4855       40,284        96.32                96.32         723        15.91
      20.01 - 25.00                              12.0855       36,470        96.16                96.16         700        22.62
      25.01 - 30.00                              10.9755       42,753           97                   97         730         27.8
      30.01 - 35.00                               9.9855       60,473        99.19                99.19         646         33.5
      35.01 - 40.00                              11.4855       37,374        96.48                96.48         719        37.09
      40.01 - 45.00                              12.4855       37,713         98.2                 98.2         721        41.64
      45.01 - 50.00                              13.3605       59,664        94.58                94.58         646        47.03
      50.01 - 55.00                              12.2355       68,184          100                  100         715        52.04
No Documentation                                 17.7355       52,958         95.6                 95.6         719            0
       0.00 - 10.00                              17.7355       52,958         95.6                 95.6         719            0
No Income/No Asset                               17.1105       61,920        95.59                95.59         714            0
       0.00 - 10.00                              17.1105       61,920        95.59                95.59         714            0
No Ratio                                         17.2355       67,340        97.39                97.39         703        27.61
       0.00 - 10.00                              17.2355       67,363        97.39                97.39         702            0
      25.01 - 30.00                              10.2355       22,599          100                  100         745        27.61
No Ratio/Ver Employ                              17.4855       47,697        98.27                98.27         700            0
       0.00 - 10.00                              17.4855       47,697        98.27                98.27         700            0
Stated Income                                    17.2355       57,201        96.81                96.81         698         36.7
       0.00 - 10.00                              15.8605       46,727        96.81                96.81         714         7.63
      10.01 - 20.00                              16.3605       57,075        96.18                96.18         709        15.74
      20.01 - 25.00                              16.6105       49,894        95.66                95.66         701        22.63
      25.01 - 30.00                              16.4855       51,793        96.63                96.63         702         27.8
      30.01 - 35.00                              16.1105       54,225        96.33                96.33         702        32.85
      35.01 - 40.00                              17.2355       58,565        96.87                96.87         699        37.77
      40.01 - 45.00                              16.8605       60,813        97.31                97.31         698        42.63
      45.01 - 50.00                              16.3605       59,522        96.98                96.98         686        47.38
      50.01 - 55.00                              14.3605       61,557        97.85                97.85         678        52.25
Stated/Stated                                    17.8605       59,041        97.45                97.45         693        37.89
       0.00 - 10.00                              15.2355       45,685        94.56                94.56         722         7.42
      10.01 - 20.00                              15.2355       53,537        98.74                98.74         702        16.24
      20.01 - 25.00                              15.6105       54,827        97.27                97.27         701        23.01
      25.01 - 30.00                              16.8605       48,733         99.1                 99.1         692        27.81
      30.01 - 35.00                              16.4855       60,087         95.3                 95.3         721        33.08
      35.01 - 40.00                              15.9855       60,252        96.86                96.86         689        37.84
      40.01 - 45.00                              16.4855       56,530        98.11                98.11         684        42.69
      45.01 - 50.00                              17.8605       65,472        97.99                97.99         686        47.24
      50.01 - 55.00                              12.9855       86,736        98.18                98.18         690        53.28
TOTAL                                            17.8605       56,615        96.95                96.95         700        37.39

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose     Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
Cash Out Refinance                     1,146    70,825,176        13.45    10.2847        9.7702        349            3           6
Purchase                               8,016   448,978,515        85.26    11.3095        10.795        351            3           6
Rate/Term Refinance                      139     6,775,189         1.29     9.9113        9.3968        354            3           7
TOTAL                                  9,301   526,578,880          100    11.1537       10.6392        351            3           6

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose   Max GWAC      Avg Bal     WA LTV      WA COMBINED LTV     WA FICO       WA DTI
Cash Out Refinance                         17       61,802         92                   92         684         37.9
Purchase                                   18       56,010         98                   98         703        37.32
Rate/Term Refinance                        16       48,742         94                   94         691        35.88
TOTAL                                      18       56,615         97                   97         700        37.39

Collateral Grouped by Property Type
Collateral Grouped by Property Type           Count       Balance      Percent       GWAC          NWAC        WAM       WA Age
2-4 Family                                      861    56,088,183        10.65     11.974       11.4595        351            3
Condominium                                     928    45,464,703         8.63    10.9935        10.479        350            3
Hi-Rise Condo                                    67     5,451,019         1.04    12.2554       11.7409        355            3
PUD                                           2,501   147,677,054        28.04    10.9699       10.4554        352            3
Single Family                                 4,850   267,736,922        50.84    11.0821       10.5676        350            3
Townhouse                                        94     4,160,999         0.79      11.53       11.0155        356            3
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3

Collateral Grouped by Property Type
Collateral Grouped by Property Type        Min GWAC        Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
2-4 Family                                    6.375          18.375       65,143         96.7                 96.7         702         37.3
Condominium                                   6.375            17.5       48,992         97.4                 97.4         703        37.53
Hi-Rise Condo                                     7           18.25       81,358        93.81                93.81         711        37.95
PUD                                           6.125              18       59,047        97.18                97.18         702        38.07
Single Family                                 5.875           17.75       55,203        96.84                96.84         698        37.04
Townhouse                                     6.875            17.5       44,266        98.16                98.16         694        36.57
TOTAL                                         5.875          18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type          Count       Balance      Percent       GWAC          NWAC        WAM       WA Age
Investor                                      3,221   136,259,437        25.88    12.6728       12.1583        351            3
Owner Occupied                                5,486   360,048,099        68.37    10.5486       10.0341        351            3
Second Home                                     594    30,271,344         5.75    11.5118       10.9973        354            3
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type          Min GWAC        Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
Investor                                         6.625          18.375       42,303        96.38                96.38         713        36.21
Owner Occupied                                   5.875              16       65,630        97.15                97.15         694        37.89
Second Home                                       7.25          16.375       50,962        97.12                97.12         716        37.33
TOTAL                                            5.875          18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company   Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
No MI                                         9,301   526,578,880          100    11.1537       10.6392        351            3       5.875
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company   Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
No MI                                           18.375       56,615        96.95                96.95         700        37.39
TOTAL                                           18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by State
Collateral Grouped by State     Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
AK                                  8       598,984         0.11    12.8681       12.3536        357            4        7.75
AL                                 43     1,369,735         0.26    12.0217       11.5072        349            3        7.25
AR                                 12       376,177         0.07    10.7725        10.258        356            4        8.25
AZ                                613    34,835,359         6.62    11.5235        11.009        355            3       6.375
CA                              1,219   112,109,312        21.29    10.5972       10.0827        348            3       5.875
CO                                427    22,353,905         4.25     9.9605         9.446        355            3       6.125
CT                                 65     3,862,125         0.73    10.7566       10.2421        351            3        7.75
DC                                 34     2,543,757         0.48    10.8889       10.3744        357            3        7.25
DE                                 29     1,461,043         0.28     11.686       11.1715        357            3           9
FL                                982    49,427,358         9.39    12.2947       11.7802        352            3         6.5
GA                                829    31,119,544         5.91    11.4762       10.9617        344            3         6.5
HI                                 21     2,522,062         0.48     9.4259        8.9114        339            3       6.125
IA                                 14       464,862         0.09    11.4888       10.9743        357            3         7.5
ID                                 88     2,700,829         0.51     11.774       11.2595        356            3        6.75
IL                                288    17,084,706         3.24    11.3678       10.8533        357            3       6.375
IN                                 65     1,800,650         0.34    11.0962       10.5817        339            3       6.375
KS                                 45     1,671,742         0.32     9.7904        9.2759        354            4       6.625
KY                                 25       708,579         0.13    11.9152       11.4007        337            3        8.75
LA                                 34     1,033,133          0.2    11.5644       11.0499        352            3       6.875
MA                                160    12,614,838          2.4    11.3522       10.8377        349            3       6.625
MD                                422    27,047,021         5.14    11.5048       10.9903        354            3       6.375
ME                                 20     1,015,398         0.19    11.7723       11.2578        357            3           9
MI                                 99     4,182,294         0.79    11.9682       11.4537        355            3       7.125
MN                                185     8,869,028         1.68    10.7962       10.2817        356            3        6.75
MO                                146     4,396,757         0.83    11.1964       10.6819        354            3        6.75
MS                                 10       232,351         0.04    12.7744       12.2599        357            3      10.875
MT                                  6       367,104         0.07    11.0866       10.5721        357            3      10.375
NC                                219     8,119,496         1.54    11.2435        10.729        351            4       6.625
NE                                  6       168,969         0.03    11.5554       11.0409        356            4       7.875
NH                                 25     1,438,724         0.27     10.746       10.2315        357            3       6.625
NJ                                315    21,595,759          4.1    11.4632       10.9487        346            3           7
NM                                 41     1,611,718         0.31     11.496       10.9815        357            3       6.625
NV                                531    33,757,829         6.41    11.0614       10.5469        355            3        6.75
NY                                146    14,543,350         2.76     10.984       10.4695        349            4        6.75
OH                                107     4,029,515         0.77    11.6096       11.0951        352            3        7.75
OK                                 31       955,458         0.18    10.9479       10.4334        358            3         6.5
OR                                141     6,929,339         1.32     10.601       10.0865        353            4         6.5
PA                                 96     4,064,164         0.77    11.3473       10.8328        342            3       7.125
RI                                 48     3,030,032         0.58    11.6259       11.1114        342            3         8.5
SC                                 88     3,672,488          0.7    11.5732       11.0587        344            3       7.375
SD                                  4        87,253         0.02    12.9877       12.4732        333            4      11.125
TN                                135     4,204,403          0.8    10.5322       10.0177        352            3        7.25
TX                                631    20,220,264         3.84    10.6443       10.1298        346            3       6.375
UT                                135     5,366,951         1.02    11.9963       11.4818        355            3       6.875
VA                                443    32,979,832         6.26    11.3784       10.8639        356            3         6.9
VT                                  4       180,388         0.03    12.4391       11.9246        356            4          12
WA                                219    11,012,855         2.09    10.4418        9.9273        343            4         6.5
WI                                 36     1,150,763         0.22    12.0882       11.5737        352            3        7.25
WV                                  7       494,221         0.09     11.129       10.6145        356            5       7.875
WY                                  4       196,459         0.04    10.6774       10.1629        358            3         9.5
TOTAL                           9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by State
Collateral Grouped by State       Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
AK                                   15.25       74,873          100                  100         703        29.21
AL                                   16.25       31,854           99                   99         688        38.43
AR                                      13       31,348        98.53                98.53         695        40.14
AZ                                  16.875       56,828         96.9                 96.9         710        36.45
CA                                      17       91,968        96.49                96.49         700        37.55
CO                                  17.375       52,351        96.71                96.71         713         38.4
CT                                   14.75       59,417        93.73                93.73         691        35.52
DC                                    14.5       74,816        96.59                96.59         710        34.02
DE                                   15.75       50,381        96.31                96.31         701        36.88
FL                                  18.375       50,333        96.51                96.51         703        36.58
GA                                      18       37,539        97.83                97.83         691        37.76
HI                                   14.25      120,098        95.97                95.97         731        42.28
IA                                    16.5       33,204        97.72                97.72         694        35.62
ID                                  16.375       30,691        96.82                96.82         704        37.39
IL                                  17.625       59,322        96.95                96.95         704        38.06
IN                                      16       27,702        98.23                98.23         699        36.21
KS                                    15.5       37,150        97.52                97.52         701         34.8
KY                                      15       28,343        96.79                96.79         664        36.96
LA                                      15       30,386        98.59                98.59         689        37.73
MA                                  16.875       78,843        97.24                97.24         701        39.09
MD                                    17.5       64,092        97.42                97.42         690        37.86
ME                                   15.75       50,770        97.85                97.85         702        33.07
MI                                  17.125       42,245        97.23                97.23         700         36.1
MN                                  16.375       47,941        97.56                97.56         705        36.95
MO                                   16.25       30,115         97.6                 97.6         699        35.72
MS                                  14.875       23,235        97.35                97.35         711        35.79
MT                                  11.875       61,184        98.96                98.96         685        40.62
NC                                   17.75       37,075        97.66                97.66         701        36.29
NE                                  14.375       28,161         99.2                 99.2         646        39.33
NH                                      14       57,549        93.07                93.07         691        35.54
NJ                                   16.25       68,558        96.75                96.75         691         38.6
NM                                      14       39,310        97.33                97.33         700        36.75
NV                                  16.875       63,574        97.31                97.31         698        39.02
NY                                  15.875       99,612        96.17                96.17         692        38.11
OH                                  17.375       37,659        94.92                94.92         692        37.81
OK                                      15       30,821        97.51                97.51         692        35.91
OR                                  16.625       49,144        96.43                96.43         711        36.13
PA                                    15.5       42,335        96.18                96.18         701        39.27
RI                                      15       63,126        98.06                98.06         684        37.69
SC                                   18.25       41,733        95.69                95.69         704         36.4
SD                                      15       21,813        95.72                95.72         682        36.05
TN                                  14.625       31,144        97.71                97.71         699        36.82
TX                                   17.25       32,045        98.27                98.27         703        36.89
UT                                  16.625       39,755        97.78                97.78         706         35.6
VA                                      17       74,447        97.51                97.51         698        36.26
VT                                   13.75       45,097        98.06                98.06         669        32.14
WA                                    15.5       50,287        96.36                96.36         700        36.36
WI                                  16.625       31,966        98.08                98.08         701        40.99
WV                                    14.5       70,603        98.66                98.66         701         40.9
WY                                   13.25       49,115        98.78                98.78         705            0
TOTAL                               18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score              Count       Balance      Percent       GWAC          NWAC        WAM       WA Age
   0 -    0                                      27     1,385,834         0.26    11.8867       11.3722        359            2
 500 -  549                                       2        78,111         0.01    12.3032       11.7887        354            6
 550 -  599                                     126     5,355,577         1.02    11.5518       11.0373        347            4
 600 -  624                                     365    19,177,375         3.64    11.8208       11.3063        346            3
 625 -  649                                     946    52,006,453         9.88    11.8636       11.3491        348            3
 650 -  674                                   1,548    85,533,535        16.24    11.5326       11.0181        350            3
 675 -  699                                   1,879   109,587,902        20.81    11.2784       10.7639        352            3
 700 -  724                                   1,564    90,253,573        17.14    10.8975        10.383        353            3
 725 -  749                                   1,339    75,366,634        14.31    10.7782       10.2637        351            3
 750 -  774                                     901    52,339,812         9.94    10.7731       10.2586        353            3
 775 -  799                                     508    30,617,744         5.81    10.3812        9.8667        352            3
 800 +                                           96     4,876,329         0.93    10.3215         9.807        343            3
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score             Min GWAC        Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
   0 -    0                                         8           13.75       51,327        98.09                98.09           0        35.81
 500 -  549                                     11.99              13       39,056        99.74                99.74         529        47.13
 550 -  599                                     8.625           13.89       42,505        99.55                99.55         585        43.22
 600 -  624                                       7.5           16.25       52,541        98.25                98.25         618        40.46
 625 -  649                                      7.25              18       54,975        96.57                96.57         638        38.49
 650 -  674                                     6.875          18.375       55,254        96.41                96.41         663        37.79
 675 -  699                                       6.5            17.5       58,322        97.11                97.11         687        37.28
 700 -  724                                     6.125           17.75       57,707        96.93                96.93         712         36.9
 725 -  749                                       6.5           18.25       56,286        97.39                97.39         736        36.59
 750 -  774                                     6.375          16.875       58,091        97.17                97.17         760        36.96
 775 -  799                                     5.875          16.875       60,271        96.01                96.01         785        35.02
 800 +                                            6.5              15       50,795        95.51                95.51         806        34.18
TOTAL                                           5.875          18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty      Count       Balance      Percent       GWAC          NWAC        WAM       WA Age
No                                            7,649   429,230,922        81.51    11.0833       10.5688        353            3
      NO                                      7,649   429,230,922        81.51    11.0833       10.5688        353            3
Yes                                           1,652    97,347,959        18.49    11.4639       10.9494        343            3
      1YP                                       154     9,427,201         1.79    11.3156       10.8011        323            3
      2YP                                       370    20,157,742         3.83    11.2447       10.7302        339            4
      3MP                                         2        36,100         0.01       13.5       12.9855        359            1
      3YP                                       831    47,944,947          9.1    11.6695        11.155        345            2
      5YP                                        25     1,482,286         0.28     11.642       11.1275        352            4
      6MP                                       265    17,752,002         3.37    11.2143       10.6998        348            2
      7MP                                         5       547,681          0.1    11.5507       11.0362        359            2
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty     Min GWAC        Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
No                                              5.875          18.375       56,116         96.9                 96.9         702        37.07
      NO                                        5.875          18.375       56,116         96.9                 96.9         702        37.07
Yes                                              7.25              17       58,927        97.15                97.15         692        38.66
      1YP                                       7.375              16       61,216        97.61                97.61         691        38.75
      2YP                                           8          14.125       54,480        98.29                98.29         670        42.15
      3MP                                        13.5            13.5       18,050        99.05                99.05         682        29.31
      3YP                                        7.25              17       57,695        97.09                97.09         700        37.76
      5YP                                        7.25           13.75       59,291        98.83                98.83         678        43.38
      6MP                                        7.25          16.875       66,989        95.62                95.62         696        37.04
      7MP                                          10          15.625      109,536         96.9                 96.9         719        39.65
TOTAL                                           5.875          18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status             Count       Balance      Percent       GWAC          NWAC        WAM       WA Age
Second Lien                                   9,301   526,578,880          100    11.1537       10.6392        351            3
TOTAL                                         9,301   526,578,880          100    11.1537       10.6392        351            3

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status             Min GWAC        Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
Second Lien                                      5.875          18.375       56,615        96.95                96.95         700        37.39
TOTAL                                            5.875          18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.    Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
LTV GT 80 w/out MI                                9,139   512,925,240        97.41    11.1922       10.6777        351            3       6.125
LTV LE 80                                           162    13,653,640         2.59     9.7056        9.1911        351            3       5.875
TOTAL                                             9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.    Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     MAX LTV      WA FICO       WA DTI
LTV GT 80 w/out MI                                  18.375       56,125        97.63                97.63         100          700        37.39
LTV LE 80                                               15       84,282        71.47                71.47          80          703        37.33
TOTAL                                               18.375       56,615        96.95                96.95         100          700        37.39

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                Count       Balance      Percent       GWAC          NWAC        WAM       WA Age    Min GWAC
No                                                3,915   206,523,377        39.22    11.9507       11.4362        342            3       6.125
Yes                                               5,386   320,055,503        60.78    10.6394       10.1249        357            4       5.875
TOTAL                                             9,301   526,578,880          100    11.1537       10.6392        351            3       5.875

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                    Max GWAC      Avg Bal       WA LTV      WA COMBINED LTV     WA FICO       WA DTI
No                                                      18.375       52,752        97.36                97.36         699        36.01
Yes                                                      17.75       59,424        96.68                96.68         701        38.28
TOTAL                                                   18.375       56,615        96.95                96.95         700        37.39

Collateral Grouped by IO
Collateral Grouped by IO     Count   Total CURRENT BALANCE   Pct of overall CURRENT BALANCE    Wtd Avg CURRENT GROSS COUPON   Wtd Avg TOTAL STRIP
N                            8,137          457,716,222.70                            86.92                         11.0228                0.5145
0                            8,137          457,716,222.70                            86.92                         11.0228                0.5145
Y                            1,164           68,862,657.60                            13.08                         12.0233                0.5145
60                             178           13,437,493.00                             2.55                         11.9047                0.5145
120                            985           55,390,164.60                            10.52                         12.0542                0.5145
180                              1               35,000.00                             0.01                             8.5                0.5145
TOTAL                        9,301          526,578,880.30                              100                         11.1537                0.5145

Collateral Grouped by IO
Collateral Grouped by IO    Wtd Avg CURRENT NET COUPON    Wtd Avg STATED REM TERM   Wtd Avg REMAINING TERM      Wtd Avg AGE      Min CURRENT GROSS COUPON
N                                              10.5083                        231                      354                3                         5.875
0                                              10.5083                        231                      354                3                         5.875
Y                                              11.5088                        312                      332                3                         7.375
60                                             11.3902                        210                      295                3                         7.375
120                                            11.5397                        337                      341                3                         7.375
180                                             7.9855                        176                      176                4                           8.5
TOTAL                                          10.6392                        241                      351                3                         5.875

Collateral Grouped by IO
Collateral Grouped by IO     Max CURRENT GROSS COUPON   Avg CURRENT BALANCE   Wtd Avg LOAN TO VALUE  Wtd Avg O LTV   Wtd Avg FICO SCORE   Wtd Avg BACK RATIO
N                                                  18                56,251                   96.91          96.91                  700                37.59
0                                                  18                56,251                   96.91          96.91                  700                37.59
Y                                              18.375                59,160                   97.18          97.18                  702                36.04
60                                             18.375                75,492                   96.55          96.55                  701                38.55
120                                             18.25                56,234                   97.33          97.33                  702                35.34
180                                               8.5                35,000                     100            100                  723                 26.5
TOTAL                                          18.375                56,615                   96.95          96.95                  700                37.39

Collateral Grouped by Servicer
Collateral Grouped by Servicer         Count            Balance     Percent        GWAC          NWAC      WAM         WA Age
EMC MORTGAGE                           9,301        526,578,880         100     11.1537       10.6392      351              3
TOTAL                                  9,301        526,578,880         100     11.1537       10.6392      351              3

Collateral Grouped by Servicer
Collateral Grouped by Servicer        Min GWAC   Max GWAC      Avg Bal    WA LTV     WA COMBINED LTV    WA FICO       WA DTI
EMC MORTGAGE                             5.875     18.375       56,615     96.95               96.95        700        37.39
TOTAL                                    5.875     18.375       56,615     96.95               96.95        700        37.39

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

City                                          Count         Total          Pct of         Wtd Avg         Wtd Avg
                                                           CURRENT         overall      FICO SCORE       COMBO LTV
                                                           BALANCE         CURRENT
                                                                           BALANCE
LAS VEGAS                                         356     22,264,826.57          4.23             697           97.08
CHICAGO                                           106      7,027,274.67          1.33             710           96.87
LOS ANGELES                                        60      6,877,783.56          1.31             698           96.49
PHOENIX                                           126      6,453,607.68          1.23             710           96.73
ATLANTA                                           123      5,331,097.26          1.01             699           98.76
TOTAL                                           9,301    526,578,880.30           100             700           96.95

City                                        Count           Total          Pct of         Wtd Avg         Wtd Avg
                                                           CURRENT         overall      FICO SCORE       COMBO LTV
                                                           BALANCE         CURRENT
                                                                           BALANCE
RIVERSIDE                                          20      1,497,704.34          0.28             694           97.46
SAN BERNARDINO                                     13        851,553.26          0.16             707           99.22
TOTAL                                           9,301    526,578,880.30           100             700           96.95

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type       Count         Balance       Percent      GWAC      WA Strip        NWAC        ORIG AM      REM AM     STATED REM
15YR                                     2,171     97,453,630.89      58.52    12.1474        0.5145       11.6329         352          349           177
20YR                                        36      1,815,560.86       1.09    11.8107        0.5145       11.2962         240          237           236
30YR                                     1,608     67,261,589.73      40.39    12.9348        0.5145       12.4203         360          358           358
TOTAL                                    3,815    166,530,781.48        100    12.4617        0.5145       11.9472         354          352           250

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type      WA AGE    MIN GWAC     MAX GWAC    AVG BAL     WA LTV       WA CLTV      WA FICO    WA DTI   REM IO
                                                                                                                                   TERM
15YR                                        3       6.625       18.375     44,889       96.12         96.12          712   36.76        3
20YR                                        4       9.625        13.75     50,432       91.76         91.76          698   35.84       60
30YR                                        2        7.25        18.25     41,829       97.21         97.21          716   35.88       29
TOTAL                                       3       6.625       18.375     43,652       96.51         96.51          713   36.38       14

Collateral Grouped by Original Term
Collateral Grouped by Original Term   Count         Balance       Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC
-180                                     2,171        97,453,631      58.52    12.1474       11.6329           349           3        6.625        18.375
 181 -  360                              1,644        69,077,151      41.48    12.9053       12.3908           355           2         7.25         18.25
TOTAL                                    3,815       166,530,781        100    12.4617       11.9472           352           3        6.625        18.375

Collateral Grouped by Original Term
Collateral Grouped by Original Term  Avg Bal    Min WAM     Max WAM      WA LTV       WA         WA FICO       WA DTI
                                                                                   COMBINED
                                                                                      LTV
-180                                   44,889         174          360      96.12       96.12           712        36.76
 181 -  360                            42,018         234          360      97.07       97.07           716        35.87
TOTAL                                  43,652         174          360      96.51       96.51           713        36.38

Collateral Grouped by Original Balance
Collateral Grouped by Original BalanceCount         Balance       Percent      GWAC        NWAC           WAM        WA Age      Min GWAC
-10,000                                     56           534,464       0.32    12.3893       11.8748           345           3            8
  10,001 -   20,000                        625         9,733,578       5.84    12.3898       11.8753           352           3        7.375
  20,001 -   30,000                        878        22,011,271      13.22    12.2138       11.6993           350           3        6.625
  30,001 -   40,000                        712        24,826,845      14.91    12.4286       11.9141           352           3         7.25
  40,001 -   50,000                        452        20,372,485      12.23    12.4296       11.9151           354           3         7.25
  50,001 -   60,000                        356        19,565,031      11.75     12.463       11.9485           354           3          7.5
  60,001 -   70,000                        211        13,669,139       8.21    12.4926       11.9781           353           3          7.5
  70,001 -   80,000                        154        11,572,501       6.95     12.487       11.9725           354           3          7.5
  80,001 -   90,000                         97         8,213,818       4.93     12.185       11.6705           346           3         8.75
  90,001 -  100,000                         61         5,786,923       3.47    12.9106       12.3961           352           3         8.42
 100,001 -  110,000                         43         4,519,943       2.71    13.0075        12.493           353           3        10.16
 110,001 -  120,000                         46         5,325,496        3.2    13.0499       12.5354           350           3         9.25
 120,001 -  130,000                         34         4,236,617       2.54    12.8053       12.2908           349           3           11
 130,001 -  140,000                         22         2,987,514       1.79    12.1633       11.6488           357           3        7.125
 140,001 -  150,000                         11         1,617,795       0.97    12.7994       12.2849           330           3          9.5
 150,001 -  200,000                         40         6,943,402       4.17    12.4681       11.9536           342           3        7.875
 200,001 -  250,000                         10         2,309,766       1.39    12.9542       12.4397           358           2           10
 250,001 -  300,000                          5         1,406,088       0.84    13.0835        12.569           358           2       11.625
 400,001 +                                   2           898,105       0.54    10.0635         9.549           359           1          9.5
TOTAL                                    3,815       166,530,781        100    12.4617       11.9472           352           3        6.625

Collateral Grouped by Original Balance
Collateral Grouped by Original BalanceMax GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                          COMBINED
                                                                            LTV
-10,000                                        16      9,544      92.92        92.92        706       32.47
  10,001 -   20,000                        17.375     15,574      94.91        94.91        708       34.47
  20,001 -   30,000                         17.75     25,070      96.42        96.42        708       36.37
  30,001 -   40,000                            18     34,869      96.88        96.88        713       35.94
  40,001 -   50,000                         17.75     45,072      96.86        96.86        711       37.52
  50,001 -   60,000                        18.375     54,958      97.25        97.25        716       36.52
  60,001 -   70,000                        16.875     64,783      96.98        96.98        718       35.94
  70,001 -   80,000                            17     75,146      96.75        96.75        713       36.38
  80,001 -   90,000                            16     84,679      96.61        96.61        711        36.6
  90,001 -  100,000                        16.875     94,868      97.96        97.96        711       34.95
 100,001 -  110,000                        16.625    105,115      97.65        97.65        717       36.73
 110,001 -  120,000                        16.875    115,772      97.31        97.31        724       35.15
 120,001 -  130,000                          15.5    124,606       96.1         96.1        717        37.8
 130,001 -  140,000                            14    135,796      95.76        95.76        716       41.31
 140,001 -  150,000                        14.625    147,072      92.25        92.25        704       35.49
 150,001 -  200,000                          16.5    173,585      94.39        94.39        712       35.02
 200,001 -  250,000                         15.75    230,977       94.6         94.6        712       46.58
 250,001 -  300,000                         16.25    281,218      94.95        94.95        738       39.63
 400,001 +                                 10.625    449,053      89.32        89.32        750       43.42
TOTAL                                      18.375     43,652      96.51        96.51        713       36.38

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance Count         Balance       Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC
-10,000                                     56           534,464       0.32    12.3893       11.8748           345           3            8            16
  10,001 -   20,000                        625         9,733,578       5.84    12.3898       11.8753           352           3        7.375        17.375
  20,001 -   30,000                        878        22,011,271      13.22    12.2138       11.6993           350           3        6.625         17.75
  30,001 -   40,000                        713        24,866,549      14.93    12.4277       11.9132           352           3         7.25            18
  40,001 -   50,000                        451        20,332,781      12.21    12.4307       11.9162           354           3         7.25         17.75
  50,001 -   60,000                        356        19,565,031      11.75     12.463       11.9485           354           3          7.5        18.375
  60,001 -   70,000                        211        13,669,139       8.21    12.4926       11.9781           353           3          7.5        16.875
  70,001 -   80,000                        154        11,572,501       6.95     12.487       11.9725           354           3          7.5            17
  80,001 -   90,000                         98         8,303,802       4.99    12.1762       11.6617           346           3         8.75            16
  90,001 -  100,000                         60         5,696,939       3.42    12.9349       12.4204           352           3         8.42        16.875
 100,001 -  110,000                         43         4,519,943       2.71    13.0075        12.493           353           3        10.16        16.625
 110,001 -  120,000                         46         5,325,496        3.2    13.0499       12.5354           350           3         9.25        16.875
 120,001 -  130,000                         34         4,236,617       2.54    12.8053       12.2908           349           3           11          15.5
 130,001 -  140,000                         22         2,987,514       1.79    12.1633       11.6488           357           3        7.125            14
 140,001 -  150,000                         11         1,617,795       0.97    12.7994       12.2849           330           3          9.5        14.625
 150,001 -  200,000                         40         6,943,402       4.17    12.4681       11.9536           342           3        7.875          16.5
 200,001 -  250,000                         10         2,309,766       1.39    12.9542       12.4397           358           2           10         15.75
 250,001 -  300,000                          5         1,406,088       0.84    13.0835        12.569           358           2       11.625         16.25
 400,001 +                                   2           898,105       0.54    10.0635         9.549           359           1          9.5        10.625
TOTAL                                    3,815       166,530,781        100    12.4617       11.9472           352           3        6.625        18.375

Collateral Grouped by Current Balance
Collateral Grouped by Current BalanceAvg Bal    WA LTV         WA       WA FICO     WA DTI
                                                            COMBINED
                                                              LTV
-10,000                                 9,544       92.92        92.92        706       32.47
  10,001 -   20,000                    15,574       94.91        94.91        708       34.47
  20,001 -   30,000                    25,070       96.42        96.42        708       36.37
  30,001 -   40,000                    34,876       96.88        96.88        713       35.94
  40,001 -   50,000                    45,084       96.85        96.85        711       37.53
  50,001 -   60,000                    54,958       97.25        97.25        716       36.52
  60,001 -   70,000                    64,783       96.98        96.98        718       35.94
  70,001 -   80,000                    75,146       96.75        96.75        713       36.38
  80,001 -   90,000                    84,733       96.65        96.65        712        36.6
  90,001 -  100,000                    94,949       97.93        97.93        710       34.95
 100,001 -  110,000                   105,115       97.65        97.65        717       36.73
 110,001 -  120,000                   115,772       97.31        97.31        724       35.15
 120,001 -  130,000                   124,606        96.1         96.1        717        37.8
 130,001 -  140,000                   135,796       95.76        95.76        716       41.31
 140,001 -  150,000                   147,072       92.25        92.25        704       35.49
 150,001 -  200,000                   173,585       94.39        94.39        712       35.02
 200,001 -  250,000                   230,977        94.6         94.6        712       46.58
 250,001 -  300,000                   281,218       94.95        94.95        738       39.63
 400,001 +                            449,053       89.32        89.32        750       43.42
TOTAL                                  43,652       96.51        96.51        713       36.38

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon      Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
15_Yr                                               2,171         97,453,631     58.52    12.1474       11.6329            349           3       6.625
         6.500 -    6.749                               1             25,704      0.02      6.625        6.1105            358           2       6.625
         7.000 -    7.249                               1            131,076      0.08      7.125        6.6105            356           4       7.125
         7.250 -    7.499                               6            184,261      0.11     7.3143        6.7998            357           4        7.25
         7.500 -    7.749                               6            304,502      0.18     7.5301        7.0156            357           4         7.5
         7.750 -    7.999                               9            646,723      0.39     7.8532        7.3387            357           4        7.75
         8.000 -    8.249                               8            264,034      0.16     8.0665         7.552            357           4           8
         8.250 -    8.499                              23            733,778      0.44     8.3406        7.8261            356           4        8.25
         8.500 -    8.749                              14            534,460      0.32     8.5831        8.0686            352           3         8.5
         8.750 -    8.999                              19            907,191      0.54     8.8101        8.2956            356           5        8.75
         9.000 -    9.249                              33          1,187,682      0.71      9.049        8.5345            357           4           9
         9.250 -    9.499                              42          1,542,380      0.93      9.323        8.8085            357           3        9.25
         9.500 -    9.749                              67          2,949,220      1.77     9.5782        9.0637            357           3         9.5
         9.750 -    9.999                              94          3,800,726      2.28      9.839        9.3245            351           4        9.75
        10.000 -   10.249                              97          3,487,473      2.09    10.0374        9.5229            351           3          10
        10.250 -   10.499                              47          2,118,961      1.27    10.3304        9.8159            357           4       10.25
        10.500 -   10.749                              87          3,549,961      2.13    10.5773       10.0628            348           3        10.5
        10.750 -   10.999                              80          3,153,587      1.89    10.8371       10.3226            348           3       10.75
        11.000 -   11.249                              81          3,604,327      2.16     11.059       10.5445            344           4          11
        11.250 -   11.499                              80          3,505,156       2.1    11.3306       10.8161            350           4       11.25
        11.500 -   11.749                              99          4,562,885      2.74    11.5675        11.053            347           3        11.5
        11.750 -   11.999                             138          5,325,973       3.2    11.8312       11.3167            350           3       11.75
        12.000 -   12.249                             125          6,314,515      3.79    12.0469       11.5324            356           3          12
        12.250 -   12.499                              73          3,205,554      1.92    12.3328       11.8183            354           3       12.25
        12.500 -   12.749                             112          5,565,046      3.34    12.5547       12.0402            345           3        12.5
        12.750 -   12.999                             142          6,376,155      3.83    12.8182       12.3037            349           4       12.75
        13.000 -   13.249                             107          4,771,082      2.86    13.0309       12.5164            355           3          13
        13.250 -   13.499                              97          3,930,603      2.36    13.3016       12.7871            355           3       13.25
        13.500 -   13.749                             156          9,124,249      5.48      13.51       12.9955            339           3        13.5
        13.750 -   13.999                              62          2,996,723       1.8    13.8041       13.2896            349           3       13.75
        14.000 -   14.249                              33          1,478,541      0.89    14.0229       13.5084            358           3          14
        14.250 -   14.499                              31          1,336,510       0.8    14.3222       13.8077            342           3       14.25
        14.500 -   14.749                              35          1,652,197      0.99    14.5499       14.0354            354           3        14.5
        14.750 -   14.999                              31          1,648,649      0.99    14.8422       14.3277            352           3       14.75
        15.000 -   15.249                              41          1,508,807      0.91    15.0046       14.4901            355           3          15
        15.250 -   15.499                              13            620,070      0.37    15.2692       14.7547            358           3       15.25
        15.500 -   15.749                              13            519,574      0.31    15.5158       15.0013            339           3        15.5
        15.750 -   15.999                              12            713,378      0.43    15.7927       15.2782            309           2       15.75
        16.000 -   16.249                              15            737,286      0.44    16.0349       15.5204            329           2          16
        16.250 -   16.499                              20          1,416,414      0.85    16.2911       15.7766            358           3       16.25
        16.500 -   16.749                               4            256,253      0.15    16.5705        16.056            328           3        16.5
        16.750 -   16.999                               5            311,053      0.19    16.8621       16.3476            288           3       16.75
        17.000 -   17.249                               3            138,470      0.08    17.0162       16.5017            302           3          17
        17.250 -   17.499                               3             87,683      0.05      17.25       16.7355            359           1       17.25
        17.500 -   17.749                               1             32,992      0.02     17.625       17.1105            357           3      17.625
        17.750 -   17.999                               4            131,970      0.08      17.75       17.2355            357           3       17.75
        18.250 -   18.499                               1             59,800      0.04     18.375       17.8605            178           2      18.375
20_Yr                                                  36          1,815,561      1.09    11.8107       11.2962            237           4       9.625
         9.500 -    9.749                               1             62,250      0.04      9.625        9.1105            237           3       9.625
         9.750 -    9.999                               1             25,000      0.02      9.875        9.3605            237           3       9.875
        10.000 -   10.249                               1             25,000      0.02     10.125        9.6105            236           4      10.125
        10.500 -   10.749                               3             84,896      0.05    10.5368       10.0223            237           3        10.5
        10.750 -   10.999                               6            236,298      0.14    10.8152       10.3007            236           4       10.75
        11.000 -   11.249                               1             40,500      0.02     11.125       10.6105            236           4      11.125
        11.250 -   11.499                               3            109,859      0.07    11.3123       10.7978            236           4       11.25
        11.500 -   11.749                               3             69,806      0.04    11.5965        11.082            237           4        11.5
        11.750 -   11.999                               6            453,800      0.27    11.8761       11.3616            236           4       11.75
        12.000 -   12.249                               4            326,196       0.2    12.1039       11.5894            237           3          12
        12.500 -   12.749                               3             67,974      0.04    12.5425        12.028            237           3        12.5
        12.750 -   12.999                               2            131,063      0.08    12.8655        12.351            237           3       12.75
        13.500 -   13.749                               1             32,920      0.02      13.73       13.2155            237           3       13.73
        13.750 -   13.999                               1            150,000      0.09      13.75       13.2355            236           4       13.75
30_Yr                                               1,608         67,261,590     40.39    12.9348       12.4203            358           2        7.25
         7.250 -    7.499                               1             35,887      0.02       7.25        6.7355            356           4        7.25
         7.500 -    7.749                               3            119,473      0.07     7.5508        7.0363            358           3         7.5
         7.750 -    7.999                               2             53,457      0.03      7.875        7.3605            357           3       7.875
         8.000 -    8.249                               5            164,758       0.1          8        7.4855            358           2           8
         8.250 -    8.499                               8            225,931      0.14       8.25        7.7355            359           1        8.25
         8.500 -    8.749                               5            141,934      0.09     8.6023        8.0878            356           4         8.5
         8.750 -    8.999                               5            143,123      0.09     8.8233        8.3088            357           3        8.75
         9.000 -    9.249                               3            117,349      0.07      9.125        8.6105            359           2       9.125
         9.250 -    9.499                               7            189,962      0.11     9.3453        8.8308            358           2        9.25
         9.500 -    9.749                              20          1,420,198      0.85     9.5457        9.0312            358           2         9.5
         9.750 -    9.999                              30          1,087,135      0.65     9.8588        9.3443            358           3        9.75
        10.000 -   10.249                              44          2,228,393      1.34    10.0963        9.5818            358           2          10
        10.250 -   10.499                              24          1,068,342      0.64    10.3122        9.7977            358           2       10.25
        10.500 -   10.749                              33          1,245,416      0.75    10.5317       10.0172            358           3        10.5
        10.750 -   10.999                              37          1,257,217      0.75    10.8023       10.2878            358           3       10.75
        11.000 -   11.249                              50          2,026,340      1.22    11.0399       10.5254            358           2          11
        11.250 -   11.499                              36          1,552,045      0.93    11.3278       10.8133            357           3       11.25
        11.500 -   11.749                              61          2,698,543      1.62    11.5355        11.021            357           3        11.5
        11.750 -   11.999                              68          2,923,726      1.76    11.8307       11.3162            358           2       11.75
        12.000 -   12.249                              90          4,740,811      2.85     12.035       11.5205            358           2          12
        12.250 -   12.499                              55          1,926,874      1.16    12.2895        11.775            357           3       12.25
        12.500 -   12.749                              74          3,225,068      1.94    12.5334       12.0189            358           2        12.5
        12.750 -   12.999                             108          4,320,786      2.59     12.821       12.3065            358           2       12.75
        13.000 -   13.249                              58          2,332,003       1.4    13.0795        12.565            358           3          13
        13.250 -   13.499                              99          3,626,419      2.18    13.3148       12.8003            358           3       13.25
        13.500 -   13.749                             117          4,420,686      2.65    13.5341       13.0196            358           3        13.5
        13.750 -   13.999                             106          4,432,693      2.66      13.82       13.3055            358           2       13.75
        14.000 -   14.249                              70          3,105,726      1.86     14.057       13.5425            358           3          14
        14.250 -   14.499                              70          2,974,189      1.79    14.2955        13.781            358           3       14.25
        14.500 -   14.749                              56          2,241,524      1.35    14.5498       14.0353            358           2        14.5
        14.750 -   14.999                              56          2,340,151      1.41    14.8048       14.2903            358           2       14.75
        15.000 -   15.249                              56          2,051,851      1.23    15.0602       14.5457            358           2          15
        15.250 -   15.499                              28          1,246,684      0.75    15.3037       14.7892            357           3       15.25
        15.500 -   15.749                              29          1,415,260      0.85    15.5559       15.0414            359           2        15.5
        15.750 -   15.999                              23            948,657      0.57    15.8039       15.2894            358           2       15.75
        16.000 -   16.249                              23          1,041,676      0.63    16.0413       15.5268            359           2          16
        16.250 -   16.499                              19            879,181      0.53    16.2901       15.7756            359           1       16.25
        16.500 -   16.749                               8            416,919      0.25    16.5303       16.0158            359           2        16.5
        16.750 -   16.999                               9            459,689      0.28    16.8291       16.3146            359           2       16.75
        17.000 -   17.249                               5            152,806      0.09    17.0188       16.5043            358           2          17
        17.250 -   17.499                               2             35,316      0.02     17.375       16.8605            359           1      17.375
        17.500 -   17.749                               3            141,100      0.08       17.5       16.9855            359           1        17.5
        18.000 -   18.249                               1             32,293      0.02         18       17.4855            358           2          18
        18.250 -   18.499                               1             54,000      0.03      18.25       17.7355            358           2       18.25
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                   COMBINED
                                                                                     LTV
15_Yr                                               18.375     44,889      96.12        96.12        712       36.76
         6.500 -    6.749                            6.625     25,704        100          100        706       35.34
         7.000 -    7.249                            7.125    131,076      79.99        79.99        784        34.2
         7.250 -    7.499                            7.375     30,710      86.99        86.99        753       44.34
         7.500 -    7.749                            7.625     50,750      80.37        80.37        730       45.44
         7.750 -    7.999                            7.875     71,858       86.2         86.2        728       40.68
         8.000 -    8.249                            8.125     33,004       92.7         92.7        740       42.29
         8.250 -    8.499                             8.42     31,903      94.54        94.54        734       40.06
         8.500 -    8.749                             8.66     38,176      90.07        90.07        715       40.98
         8.750 -    8.999                            8.875     47,747      92.31        92.31        741       35.98
         9.000 -    9.249                            9.125     35,990      93.68        93.68        709       42.41
         9.250 -    9.499                            9.375     36,723       92.3         92.3        721       33.88
         9.500 -    9.749                            9.742     44,018      93.52        93.52        727       35.98
         9.750 -    9.999                            9.999     40,433      93.81        93.81        720       36.08
        10.000 -   10.249                           10.218     35,953      94.81        94.81        712       38.06
        10.250 -   10.499                           10.375     45,084      91.14        91.14        712       34.36
        10.500 -   10.749                           10.625     40,804      93.84        93.84        725       36.16
        10.750 -   10.999                            10.99     39,420      94.58        94.58        727        33.7
        11.000 -   11.249                           11.125     44,498      95.33        95.33        719       35.68
        11.250 -   11.499                           11.499     43,814      94.06        94.06        735       35.93
        11.500 -   11.749                           11.625     46,090      96.03        96.03        719       34.84
        11.750 -   11.999                            11.99     38,594      96.16        96.16        715       33.96
        12.000 -   12.249                           12.125     50,516      96.15        96.15        716       37.16
        12.250 -   12.499                            12.49     43,912      96.57        96.57        705       38.39
        12.500 -   12.749                           12.625     49,688      96.99        96.99        707       38.59
        12.750 -   12.999                           12.999     44,902      96.68        96.68        709       38.72
        13.000 -   13.249                           13.125     44,590      98.12        98.12        709       35.35
        13.250 -   13.499                           13.499     40,522      98.03        98.03        710       38.04
        13.500 -   13.749                            13.65     58,489      98.87        98.87        682       37.82
        13.750 -   13.999                           13.999     48,334      98.29        98.29        709       37.43
        14.000 -   14.249                           14.125     44,804      99.14        99.14        716       39.22
        14.250 -   14.499                            14.49     43,113      98.37        98.37        732       32.29
        14.500 -   14.749                           14.625     47,206      98.93        98.93        704       37.44
        14.750 -   14.999                            14.99     53,182      96.61        96.61        705        36.7
        15.000 -   15.249                           15.125     36,800       99.3         99.3        685       35.65
        15.250 -   15.499                           15.375     47,698      99.99        99.99        688       26.12
        15.500 -   15.749                           15.625     39,967      98.12        98.12        660        37.5
        15.750 -   15.999                           15.875     59,448      98.42        98.42        705       41.18
        16.000 -   16.249                           16.125     49,152      99.99        99.99        707        33.5
        16.250 -   16.499                           16.375     70,821      96.74        96.74        709       39.99
        16.500 -   16.749                           16.625     64,063      98.34        98.34        719       43.21
        16.750 -   16.999                           16.875     62,211      98.53        98.53        708       41.22
        17.000 -   17.249                           17.125     46,157      97.81        97.81        694       40.38
        17.250 -   17.499                            17.25     29,228        100          100        677       37.54
        17.500 -   17.749                           17.625     32,992        100          100        667           0
        17.750 -   17.999                            17.75     32,992      99.92        99.92        680          38
        18.250 -   18.499                           18.375     59,800         90           90        654       49.55
20_Yr                                                13.75     50,432      91.76        91.76        698       35.84
         9.500 -    9.749                            9.625     62,250         95           95        753       10.45
         9.750 -    9.999                            9.875     25,000      95.02        95.02        765       43.26
        10.000 -   10.249                           10.125     25,000        100          100        774       14.41
        10.500 -   10.749                           10.625     28,299      95.07        95.07        761       37.75
        10.750 -   10.999                           10.875     39,383      90.34        90.34        721       35.04
        11.000 -   11.249                           11.125     40,500         95           95        693       39.03
        11.250 -   11.499                           11.375     36,620      96.05        96.05        694       40.66
        11.500 -   11.749                           11.625     23,269        100          100        712        37.5
        11.750 -   11.999                            11.99     75,633      91.39        91.39        685       29.52
        12.000 -   12.249                           12.125     81,549      95.12        95.12        705       36.97
        12.500 -   12.749                           12.625     22,658       94.5         94.5        670       45.84
        12.750 -   12.999                           12.875     65,531      83.58        83.58        682       42.97
        13.500 -   13.749                            13.73     32,920        100          100        615       23.37
        13.750 -   13.999                            13.75    150,000      78.94        78.94        643       49.68
30_Yr                                                18.25     41,829      97.21        97.21        716       35.88
         7.250 -    7.499                             7.25     35,887        100          100        739       41.98
         7.500 -    7.749                            7.625     39,824      98.04        98.04        740       41.11
         7.750 -    7.999                            7.875     26,729      96.93        96.93        753        37.3
         8.000 -    8.249                                8     32,952       95.7         95.7        751       38.44
         8.250 -    8.499                             8.25     28,241      92.79        92.79        734       20.65
         8.500 -    8.749                            8.625     28,387       93.7         93.7        755       39.95
         8.750 -    8.999                            8.875     28,625      98.06        98.06        733       30.33
         9.000 -    9.249                            9.125     39,116      97.07        97.07        728       39.12
         9.250 -    9.499                             9.49     27,137      95.23        95.23        719       31.98
         9.500 -    9.749                            9.625     71,010      92.55        92.55        747       39.11
         9.750 -    9.999                             9.99     36,238       93.6         93.6        713       36.34
        10.000 -   10.249                           10.218     50,645      98.53        98.53        726       37.36
        10.250 -   10.499                           10.375     44,514      92.83        92.83        715       33.01
        10.500 -   10.749                           10.625     37,740      96.77        96.77        725        38.4
        10.750 -   10.999                           10.875     33,979      96.15        96.15        733       34.48
        11.000 -   11.249                           11.125     40,527      97.78        97.78        714       34.34
        11.250 -   11.499                            11.49     43,112      96.29        96.29        729       34.03
        11.500 -   11.749                           11.625     44,238      97.17        97.17        730       34.65
        11.750 -   11.999                           11.875     42,996      96.01        96.01        713       38.81
        12.000 -   12.249                           12.125     52,676      98.36        98.36        730       36.04
        12.250 -   12.499                           12.375     35,034      97.84        97.84        708       34.77
        12.500 -   12.749                            12.65     43,582      97.58        97.58        727       36.63
        12.750 -   12.999                            12.99     40,007      97.23        97.23        706       36.58
        13.000 -   13.249                           13.125     40,207      97.69        97.69        706       36.17
        13.250 -   13.499                           13.375     36,630      97.23        97.23        712       36.46
        13.500 -   13.749                           13.625     37,784      97.73        97.73        712       37.42
        13.750 -   13.999                            13.99     41,818      96.18        96.18        710       34.58
        14.000 -   14.249                           14.125     44,368      98.06        98.06        717       33.99
        14.250 -   14.499                           14.375     42,488      98.35        98.35        716       36.28
        14.500 -   14.749                           14.625     40,027       98.1         98.1        708       35.83
        14.750 -   14.999                            14.88     41,788      97.28        97.28        720       33.19
        15.000 -   15.249                            15.13     36,640      97.65        97.65        711       33.86
        15.250 -   15.499                           15.375     44,524      97.32        97.32        720        27.9
        15.500 -   15.749                           15.625     48,802      96.84        96.84        701       36.79
        15.750 -   15.999                           15.875     41,246      98.07        98.07        713       37.47
        16.000 -   16.249                           16.125     45,290      98.74        98.74        693       37.39
        16.250 -   16.499                           16.375     46,273      98.58        98.58        692       36.53
        16.500 -   16.749                           16.625     52,115       96.2         96.2        682       40.26
        16.750 -   16.999                           16.875     51,077      98.89        98.89        710        46.9
        17.000 -   17.249                           17.125     30,561      99.48        99.48        688        28.7
        17.250 -   17.499                           17.375     17,658        100          100        691        35.7
        17.500 -   17.749                             17.5     47,033      99.99        99.99        679           0
        18.000 -   18.249                               18     32,293        100          100        635           0
        18.250 -   18.499                            18.25     54,000         85           85        732           0
TOTAL                                               18.375     43,652      96.51        96.51        713       36.38

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon        Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
   6.000 -    6.249                                     1             25,704      0.02      6.625        6.1105            358           2       6.625
   6.500 -    6.749                                     4            256,430      0.15     7.1861        6.6716            356           4       7.125
   6.750 -    6.999                                    10            396,961      0.24     7.4702        6.9557            357           3       7.375
   7.000 -    7.249                                     6            234,475      0.14     7.6851        7.1706            357           4       7.625
   7.250 -    7.499                                    17            875,766      0.53     7.9161        7.4016            357           3       7.875
   7.500 -    7.749                                    19            558,098      0.34     8.2185         7.704            357           3       8.125
   7.750 -    7.999                                    24            753,781      0.45     8.4084        7.8939            356           4        8.34
   8.000 -    8.249                                    21            906,953      0.54     8.6869        8.1724            354           4       8.625
   8.250 -    8.499                                    37          1,329,900       0.8     8.9346        8.4201            356           4         8.8
   8.500 -    8.749                                    32          1,310,765      0.79     9.1944        8.6799            357           3       9.125
   8.750 -    8.999                                    63          2,991,442       1.8     9.4597        8.9452            358           3       9.375
   9.000 -    9.249                                    99          4,171,329       2.5     9.6762        9.1617            352           3        9.59
   9.250 -    9.499                                   170          6,509,692      3.91     9.9482        9.4337            352           3       9.875
   9.500 -    9.749                                    81          3,710,416      2.23    10.1809        9.6664            357           3      10.125
   9.750 -    9.999                                   111          4,238,964      2.55    10.4441        9.9296            352           3      10.375
  10.000 -   10.249                                   110          4,430,829      2.66    10.6785        10.164            345           3      10.625
  10.250 -   10.499                                   150          6,035,178      3.62     10.945       10.4305            349           3      10.875
  10.500 -   10.749                                   108          4,494,821       2.7    11.1836       10.6691            347           3      11.125
  10.750 -   10.999                                   154          7,108,349      4.27      11.45       10.9355            352           3      11.375
  11.000 -   11.249                                   155          6,377,156      3.83    11.6856       11.1711            349           4      11.625
  11.250 -   11.499                                   269         13,021,445      7.82     11.948       11.4335            351           3      11.875
  11.500 -   11.749                                   138          6,462,144      3.88    12.1732       11.6587            350           3      12.125
  11.750 -   11.999                                   188          8,191,806      4.92    12.4611       11.9466            351           3      12.375
  12.000 -   12.249                                   199          8,484,034      5.09    12.7015        12.187            351           3      12.625
  12.250 -   12.499                                   230         10,092,211      6.06     12.935       12.4205            354           3       12.87
  12.500 -   12.749                                   158          6,743,791      4.05    13.2007       12.6862            356           3      13.125
  12.750 -   12.999                                   314         15,082,711      9.06    13.4714       12.9569            347           3      13.375
  13.000 -   13.249                                   142          5,882,645      3.53    13.7088       13.1943            350           3       13.62
  13.250 -   13.499                                   152          6,563,782      3.94    13.9323       13.4178            356           2       13.87
  13.500 -   13.749                                    94          4,179,266      2.51    14.1995        13.685            356           3      14.125
  13.750 -   13.999                                    98          4,159,027       2.5    14.4465        13.932            354           3      14.375
  14.000 -   14.249                                    75          3,637,247      2.18    14.6966       14.1821            354           3      14.625
  14.250 -   14.499                                   115          4,421,766      2.66    14.9557       14.4412            357           2      14.865
  14.500 -   14.749                                    52          2,278,963      1.37    15.1928       14.6783            358           2       15.12
  14.750 -   14.999                                    43          1,866,836      1.12    15.4577       14.9432            352           3      15.375
  15.000 -   15.249                                    34          1,708,306      1.03    15.6988       15.1843            347           2       15.62
  15.250 -   15.499                                    41          1,881,801      1.13    15.9566       15.4421            339           2      15.875
  15.500 -   15.749                                    36          2,097,483      1.26    16.2172       15.7027            358           2      16.125
  15.750 -   15.999                                    22          1,175,881      0.71    16.4205        15.906            352           2      16.375
  16.000 -   16.249                                    10            446,424      0.27    16.6813       16.1668            358           2      16.625
  16.250 -   16.499                                    15            820,061      0.49    16.9132       16.3987            322           2      16.875
  16.500 -   16.749                                     5            128,670      0.08    17.2102       16.6957            359           2      17.125
  16.750 -   16.999                                     5            176,416      0.11     17.475       16.9605            359           1      17.375
  17.000 -   17.249                                     5            164,962       0.1     17.725       17.2105            357           3      17.625
  17.250 -   17.499                                     1             32,293      0.02         18       17.4855            358           2          18
  17.500 -   17.749                                     1             54,000      0.03      18.25       17.7355            358           2       18.25
  17.750 -   17.999                                     1             59,800      0.04     18.375       17.8605            178           2      18.375
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon       Max GWAC     Avg Bal    Min WAM     Max WAM      WA LTV       WA         WA FICO       WA DTI
                                                                                                          COMBINED
                                                                                                             LTV
   6.000 -    6.249                                  6.625     25,704        358          358        100         100           706        35.34
   6.500 -    6.749                                   7.25     64,107        356          357      85.32       85.32           770        39.54
   6.750 -    6.999                                    7.5     39,696        355          359      83.88       83.88           727        44.34
   7.000 -    7.249                                   7.75     39,079        355          358      90.15       90.15           757        40.16
   7.250 -    7.499                                      8     51,516        355          359      88.71       88.71           730        40.57
   7.500 -    7.749                                   8.25     29,374        353          359      93.01       93.01           739        30.15
   7.750 -    7.999                                    8.5     31,408        355          359      94.42       94.42           730        42.12
   8.000 -    8.249                                   8.75     43,188        176          359      92.69       92.69           735        35.79
   8.250 -    8.499                                      9     35,943        353          359      93.54       93.54           722        39.38
   8.500 -    8.749                                   9.25     40,961        352          360      92.51       92.51           712        39.37
   8.750 -    8.999                                    9.5     47,483        355          360      92.84       92.84           730        37.05
   9.000 -    9.249                                   9.75     42,135        175          360      93.71       93.71           724        34.77
   9.250 -    9.499                                     10     38,292        174          360      94.89       94.89           719        37.37
   9.500 -    9.749                                  10.25     45,808        236          360      95.82       95.82           725        36.77
   9.750 -    9.999                                   10.5     38,189        177          360      93.35       93.35           719        35.23
  10.000 -   10.249                                  10.75     40,280        176          360      94.65       94.65           723        33.92
  10.250 -   10.499                                     11     40,235        175          360      95.17       95.17           721        35.13
  10.500 -   10.749                                  11.25     41,619        176          360      95.14       95.14           725        36.09
  10.750 -   10.999                                   11.5     46,158        176          360      96.08       96.08           730        35.09
  11.000 -   11.249                                  11.75     41,143        176          360      96.05       96.05           716        34.75
  11.250 -   11.499                                     12     48,407        176          360      96.65       96.65           720        36.78
  11.500 -   11.749                                  12.25     46,827        176          360      96.68       96.68           713        35.58
  11.750 -   11.999                                   12.5     43,573        176          360      97.11       97.11           709        37.83
  12.000 -   12.249                                  12.75     42,633        176          360      96.83       96.83           715        36.98
  12.250 -   12.499                                     13     43,879        175          360       97.5        97.5           705        37.86
  12.500 -   12.749                                  13.25     42,682        175          360      97.47       97.47           712        35.21
  12.750 -   12.999                                   13.5     48,034        176          360      98.51       98.51           691        37.65
  13.000 -   13.249                                  13.75     41,427        178          360      96.55       96.55           706        37.46
  13.250 -   13.499                                     14     43,183        179          360      97.73       97.73           716        35.11
  13.500 -   13.749                                  14.25     44,460        175          360      98.38       98.38           715        35.97
  13.750 -   13.999                                   14.5     42,439        178          360      98.54       98.54           714        35.59
  14.000 -   14.249                                  14.75     48,497        179          360      96.98       96.98           715        35.82
  14.250 -   14.499                                     15     38,450        178          360      98.42       98.42           703         34.6
  14.500 -   14.749                                  15.25     43,826        355          360       97.5        97.5           705        30.76
  14.750 -   14.999                                   15.5     43,415        178          360      97.61       97.61           698        35.01
  15.000 -   15.249                                  15.75     50,244        178          360      97.97       97.97           701        36.07
  15.250 -   15.499                                     16     45,898        178          360      98.93       98.93           702        36.29
  15.500 -   15.749                                  16.25     58,263        356          360      97.13       97.13           710        35.89
  15.750 -   15.999                                   16.5     53,449        175          360      98.67       98.67           693        39.83
  16.000 -   16.249                                  16.75     44,642        357          360      98.73       98.73           695        43.75
  16.250 -   16.499                                     17     54,671        178          360      98.61       98.61           710         40.1
  16.500 -   16.749                                  17.25     25,734        356          360       99.3        99.3           675        30.09
  16.750 -   16.999                                   17.5     35,283        358          359      99.99       99.99           681         35.7
  17.000 -   17.249                                  17.75     32,992        357          358      99.94       99.94           678           38
  17.250 -   17.499                                     18     32,293        358          358        100         100           635            0
  17.500 -   17.749                                  18.25     54,000        358          358         85          85           732            0
  17.750 -   17.999                                 18.375     59,800        178          178         90          90           654        49.55
TOTAL                                               18.375     43,652        174          360      96.51       96.51           713        36.38

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term            Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
-179                                                   99          4,162,137       2.5    12.9273       12.4128            177           3       8.625
 180 -  360                                         3,716        162,368,644      97.5    12.4498       11.9353            356           3       6.625
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term           Max GWAC     Avg Bal    Min WAM     Max WAM      WA LTV       WA         WA FICO       WA DTI
                                                                                                          COMBINED
                                                                                                             LTV
-179                                                18.375     42,042        174          179      97.54       97.54           700         33.3
 180 -  360                                          18.25     43,694        180          360      96.49       96.49           714        36.46
TOTAL                                               18.375     43,652        174          360      96.51       96.51           713        36.38

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value             Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
   0.00 -   30.00                                       4             90,066      0.05    12.7797       12.2652            356           4      10.375
  30.01 -   40.00                                       3            101,495      0.06    10.6099       10.0954            355           5        9.99
  40.01 -   50.00                                       4            168,283       0.1    10.7994       10.2849            357           3        9.75
  50.01 -   60.00                                       1             47,386      0.03        8.8        8.2855            353           7         8.8
  60.01 -   70.00                                       2            134,770      0.08    11.0826       10.5681            357           3       9.625
  70.01 -   79.99                                      23          1,460,630      0.88    10.2431        9.7286            345           3       7.125
  80.00 -   80.00                                      26          1,433,967      0.86    10.7086       10.1941            357           3         7.5
  80.01 -   90.00                                     650         24,923,068     14.97    11.5253       11.0108            351           3        7.25
  90.01 -   95.00                                     907         39,023,564     23.43    12.2876       11.7731            352           3       7.375
  95.01 -  100.00                                   2,195         99,147,553     59.54    12.8318       12.3173            352           3       6.625
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value            Max GWAC     Avg Bal    Min WAM     Max WAM      WA LTV       WA         WA FICO       WA DTI
                                                                                                          COMBINED
                                                                                                             LTV
   0.00 -   30.00                                   13.875     22,516        355          358      20.68       20.68           707        18.93
  30.01 -   40.00                                       15     33,832        354          358      39.46       39.46           696        38.87
  40.01 -   50.00                                   12.875     42,071        355          359      45.37       45.37           697        35.45
  50.01 -   60.00                                      8.8     47,386        353          353      52.65       52.65           728        24.68
  60.01 -   70.00                                       14     67,385        356          357      61.61       61.61           656        39.72
  70.01 -   79.99                                    13.75     63,506        236          360      77.88       77.88           710         38.2
  80.00 -   80.00                                    13.75     55,153        354          359         80          80           721        33.02
  80.01 -   90.00                                   18.375     38,343        175          360      89.23       89.23           707        35.02
  90.01 -   95.00                                   17.125     43,025        174          360      94.78       94.78           712        36.37
  95.01 -  100.00                                       18     45,170        175          360      99.82       99.82           716        36.72
TOTAL                                               18.375     43,652        174          360      96.51       96.51           713        36.38

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value    Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
   0.00 -   30.00                                       4             90,066      0.05    12.7797       12.2652            356           4      10.375
  30.01 -   40.00                                       3            101,495      0.06    10.6099       10.0954            355           5        9.99
  40.01 -   50.00                                       4            168,283       0.1    10.7994       10.2849            357           3        9.75
  50.01 -   60.00                                       1             47,386      0.03        8.8        8.2855            353           7         8.8
  60.01 -   70.00                                       2            134,770      0.08    11.0826       10.5681            357           3       9.625
  70.01 -   79.99                                      23          1,460,630      0.88    10.2431        9.7286            345           3       7.125
  80.00 -   80.00                                      26          1,433,967      0.86    10.7086       10.1941            357           3         7.5
  80.01 -   90.00                                     650         24,923,068     14.97    11.5253       11.0108            351           3        7.25
  90.01 -   95.00                                     907         39,023,564     23.43    12.2876       11.7731            352           3       7.375
  95.01 -  100.00                                   2,195         99,147,553     59.54    12.8318       12.3173            352           3       6.625
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value   Max GWAC     Avg Bal    Min WAM     Max WAM      WA LTV       WA         WA FICO       WA DTI
                                                                                                          COMBINED
                                                                                                             LTV
   0.00 -   30.00                                   13.875     22,516        355          358      20.68       20.68           707        18.93
  30.01 -   40.00                                       15     33,832        354          358      39.46       39.46           696        38.87
  40.01 -   50.00                                   12.875     42,071        355          359      45.37       45.37           697        35.45
  50.01 -   60.00                                      8.8     47,386        353          353      52.65       52.65           728        24.68
  60.01 -   70.00                                       14     67,385        356          357      61.61       61.61           656        39.72
  70.01 -   79.99                                    13.75     63,506        236          360      77.88       77.88           710         38.2
  80.00 -   80.00                                    13.75     55,153        354          359         80          80           721        33.02
  80.01 -   90.00                                   18.375     38,343        175          360      89.23       89.23           707        35.02
  90.01 -   95.00                                   17.125     43,025        174          360      94.78       94.78           712        36.37
  95.01 -  100.00                                       18     45,170        175          360      99.82       99.82           716        36.72
TOTAL                                               18.375     43,652        174          360      96.51       96.51           713        36.38

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type        Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
Full/Alternative                                      762         27,316,176      16.4    11.2908       10.7763            352           3       6.625
       0.00 - 10.00                                     6            160,137       0.1    10.7737       10.2592            347           2           8
      10.01 - 20.00                                    42          1,611,899      0.97    11.7318       11.2173            349           3        8.25
      20.01 - 25.00                                    42          1,223,002      0.73    11.5312       11.0167            353           3        8.25
      25.01 - 30.00                                    60          2,360,447      1.42    11.1218       10.6073            357           4       7.625
      30.01 - 35.00                                    95          3,338,594         2    11.1567       10.6422            350           3       7.125
      35.01 - 40.00                                   144          4,985,145      2.99    11.2018       10.6873            352           3       6.625
      40.01 - 45.00                                   197          6,962,875      4.18    11.1145          10.6            351           3        7.25
      45.01 - 50.00                                   152          5,888,576      3.54     11.656       11.1415            354           3         7.5
      50.01 - 55.00                                    24            785,502      0.47    10.5839       10.0694            355           3         7.5
Limited                                                12            494,571       0.3    11.1345         10.62            357           3        7.75
      10.01 - 20.00                                     1             56,098      0.03         11       10.4855            355           5          11
      20.01 - 25.00                                     1             52,927      0.03       9.89        9.3755            357           3        9.89
      25.01 - 30.00                                     1             26,923      0.02       7.75        7.2355            356           4        7.75
      30.01 - 35.00                                     1             29,511      0.02       10.5        9.9855            358           2        10.5
      35.01 - 40.00                                     4            167,698       0.1    10.6882       10.1737            358           2           8
      40.01 - 45.00                                     2             85,471      0.05    12.3893       11.8748            358           2       9.125
      45.01 - 50.00                                     2             75,942      0.05    13.1211       12.6066            358           2       11.75
No Documentation                                      151          6,170,657      3.71    13.8574       13.3429            354           3        9.25
       0.00 - 10.00                                   151          6,170,657      3.71    13.8574       13.3429            354           3        9.25
No Income/No Asset                                     29          1,619,949      0.97    13.9757       13.4612            357           3        9.75
       0.00 - 10.00                                    29          1,619,949      0.97    13.9757       13.4612            357           3        9.75
No Ratio                                              819         42,453,654     25.49    12.8091       12.2946            352           3       7.375
       0.00 - 10.00                                   819         42,453,654     25.49    12.8091       12.2946            352           3       7.375
No Ratio/Ver Employ                                     5            143,681      0.09    14.4139       13.8994            358           2      12.875
       0.00 - 10.00                                     5            143,681      0.09    14.4139       13.8994            358           2      12.875
Stated Income                                       1,750         75,606,446      45.4    12.4154       11.9009            352           3        7.25
       0.00 - 10.00                                    28            881,026      0.53    12.3185        11.804            350           3           8
      10.01 - 20.00                                   110          4,172,248      2.51    12.1853       11.6708            357           3        8.25
      20.01 - 25.00                                   135          5,647,343      3.39     12.456       11.9415            341           3        8.75
      25.01 - 30.00                                   201          8,128,192      4.88    12.2916       11.7771            352           3        8.25
      30.01 - 35.00                                   281         12,322,328       7.4    12.3946       11.8801            349           3       7.875
      35.01 - 40.00                                   362         15,169,283      9.11    12.4306       11.9161            351           3       7.875
      40.01 - 45.00                                   395         17,910,376     10.75    12.4493       11.9348            354           3        7.75
      45.01 - 50.00                                   227         10,922,148      6.56     12.556       12.0415            354           3        7.25
      50.01 - 55.00                                    11            453,502      0.27    11.7729       11.2584            357           3         9.5
Stated/Stated                                         287         12,725,647      7.64    13.2517       12.7372            346           3       8.625
       0.00 - 10.00                                     8            382,120      0.23    12.5504       12.0359            280           4        11.5
      10.01 - 20.00                                    20            765,558      0.46    14.1153       13.6008            340           3      10.875
      20.01 - 25.00                                    24          1,141,800      0.69    13.6447       13.1302            345           3        9.75
      25.01 - 30.00                                    23            885,691      0.53    12.8067       12.2922            354           4         9.5
      30.01 - 35.00                                    31          1,276,149      0.77    13.3417       12.8272            352           3        9.75
      35.01 - 40.00                                    66          2,934,284      1.76    12.9774       12.4629            351           3       9.125
      40.01 - 45.00                                    61          2,600,963      1.56    13.2568       12.7423            347           3        9.75
      45.01 - 50.00                                    49          2,459,908      1.48    13.4173       12.9028            343           3       8.625
      50.01 - 55.00                                     5            279,174      0.17    12.6153       12.1008            356           4       10.25
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type       Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                   COMBINED
                                                                                     LTV
Full/Alternative                                   15.4855     35,848      97.15        97.15        719       38.14
       0.00 - 10.00                                13.9855     26,689      95.96        95.96        732        7.63
      10.01 - 20.00                                13.8605     38,379      98.26        98.26        734       16.26
      20.01 - 25.00                                13.6105     29,119      95.86        95.86        731       23.15
      25.01 - 30.00                                14.4855     39,341       96.1         96.1        718       27.27
      30.01 - 35.00                                15.4855     35,143      96.96        96.96        732       32.95
      35.01 - 40.00                                15.1105     34,619      97.75        97.75        720       37.88
      40.01 - 45.00                                15.2355     35,345      97.06        97.06        722       42.87
      45.01 - 50.00                                15.3605     38,741      97.52        97.52        701       47.66
      50.01 - 55.00                                13.2355     32,729      95.44        95.44        722        52.5
Limited                                            13.3605     41,214      96.88        96.88        712       34.27
      10.01 - 20.00                                10.4855     56,098        100          100        690          15
      20.01 - 25.00                                 9.3755     52,927        100          100        799       21.81
      25.01 - 30.00                                 7.2355     26,923         90           90        789        29.2
      30.01 - 35.00                                 9.9855     29,511         95           95        776       30.94
      35.01 - 40.00                                11.4855     41,925       96.6         96.6        703       36.46
      40.01 - 45.00                                12.4855     42,735       99.2         99.2        712       40.33
      45.01 - 50.00                                13.3605     37,971      93.55        93.55        635       48.65
No Documentation                                   17.7355     40,865      92.92        92.92        724           0
       0.00 - 10.00                                17.7355     40,865      92.92        92.92        724           0
No Income/No Asset                                 17.1105     55,860      94.05        94.05        706           0
       0.00 - 10.00                                17.1105     55,860      94.05        94.05        706           0
No Ratio                                           17.2355     51,836      96.74        96.74        712           0
       0.00 - 10.00                                17.2355     51,836      96.74        96.74        712           0
No Ratio/Ver Employ                                17.4855     28,736      98.95        98.95        725           0
       0.00 - 10.00                                17.4855     28,736      98.95        98.95        725           0
Stated Income                                      17.2355     43,204      96.29        96.29        713       35.77
       0.00 - 10.00                                15.8605     31,465      94.77        94.77        723        6.87
      10.01 - 20.00                                16.3605     37,930      96.96        96.96        724       15.42
      20.01 - 25.00                                16.6105     41,832      95.15        95.15        706       22.53
      25.01 - 30.00                                16.4855     40,439       96.1         96.1        709       27.69
      30.01 - 35.00                                16.1105     43,852      95.46        95.46        716       32.71
      35.01 - 40.00                                17.2355     41,904      96.38        96.38        716       37.69
      40.01 - 45.00                                16.8605     45,343      96.61        96.61        713       42.66
      45.01 - 50.00                                16.3605     48,115      97.22        97.22        709       47.49
      50.01 - 55.00                                14.3605     41,227      94.98        94.98        680       52.03
Stated/Stated                                      17.8605     44,340      97.72        97.72        704       36.37
       0.00 - 10.00                                14.8605     47,765      93.33        93.33        735        7.36
      10.01 - 20.00                                15.2355     38,278      99.26        99.26        731       16.76
      20.01 - 25.00                                15.6105     47,575      98.43        98.43        706       23.21
      25.01 - 30.00                                16.8605     38,508      98.28        98.28        695       27.52
      30.01 - 35.00                                16.4855     41,166      97.11        97.11        710       32.59
      35.01 - 40.00                                15.9855     44,459      96.78        96.78        696       37.76
      40.01 - 45.00                                16.4855     42,639      97.99        97.99        704       42.69
      45.01 - 50.00                                17.8605     50,202      98.51        98.51        697       47.27
      50.01 - 55.00                                12.9855     55,835      98.12        98.12        719        52.5
TOTAL                                              17.8605     43,652      96.51        96.51        713       36.38

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose              Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
Cash Out Refinance                                    250         11,280,845      6.77    11.8497       11.3352            349           3           7
Purchase                                            3,525        154,063,614     92.51    12.5105        11.996            352           3           7
Rate/Term Refinance                                    40          1,186,323      0.71    11.9519       11.4374            355           3           9
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3           7

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose             Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                   COMBINED
                                                                                     LTV
Cash Out Refinance                                      17     45,123         90           90        696       35.03
Purchase                                                18     43,706         97           97        715       36.53
Rate/Term Refinance                                     16     29,658         91           91        693       31.32
TOTAL                                                   18     43,652         97           97        713       36.38

Collateral Grouped by Property Type
Collateral Grouped by Property Type             Count          Balance        Percent     GWAC        NWAC           WAM         WA Age     Min GWAC
2-4 Family                                            593         32,207,975     19.34    12.7214       12.2069            349           3         7.5
Condominium                                           389         15,752,141      9.46     12.533       12.0185            350           3       7.375
Hi-Rise Condo                                          34          3,045,870      1.83    12.9694       12.4549            358           2       7.875
PUD                                                   843         39,200,660     23.54     12.238       11.7235            353           3       7.125
Single Family                                       1,904         74,565,588     44.78    12.4184       11.9039            352           3       6.625
Townhouse                                              52          1,758,547      1.06     13.016       12.5015            358           3       9.375
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3       6.625

Collateral Grouped by Property Type
Collateral Grouped by Property Type            Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                   COMBINED
                                                                                     LTV
2-4 Family                                          18.375     54,314      95.95        95.95        710       35.92
Condominium                                           17.5     40,494      95.98        95.98        712       36.17
Hi-Rise Condo                                        18.25     89,584      92.25        92.25        720       38.08
PUD                                                     18     46,501      96.92        96.92        718        37.3
Single Family                                        17.75     39,163      96.82        96.82        713       36.12
Townhouse                                             17.5     33,818      96.96        96.96        701       36.64
TOTAL                                               18.375     43,652      96.51        96.51        713       36.38

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type            Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

Investor                                            3,221        136,259,437     81.82    12.6728       12.1583            351           3
Second Home                                           594         30,271,344     18.18    11.5118       10.9973            354           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type            Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
Investor                                             6.625        18.375     42,303       96.38       96.38        713       36.21
Second Home                                           7.25        16.375     50,962       97.12       97.12        716       37.33
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company     Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

No MI                                               3,815        166,530,781       100    12.4617       11.9472            352           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company     Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
No MI                                                6.625        18.375     43,652       96.51       96.51        713       36.38
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by State
Collateral Grouped by State                     Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

AK                                                      6            505,845       0.3    13.2334       12.7189            356           4
AL                                                     19            585,310      0.35    12.1471       11.6326            349           4
AR                                                      2             61,516      0.04    12.1461       11.6316            357           3
AZ                                                    281         13,615,034      8.18     12.422       11.9075            355           3
CA                                                    259         20,098,926     12.07    12.3191       11.8046            350           3
CO                                                    119          5,720,297      3.43    12.6011       12.0866            356           2
CT                                                     31          1,605,827      0.96     11.805       11.2905            357           3
DC                                                     15            807,488      0.48    12.8972       12.3827            357           4
DE                                                     14            726,914      0.44     12.259       11.7445            358           3
FL                                                    586         25,692,096     15.43    12.9305        12.416            352           3
GA                                                    371         11,641,014      6.99    12.6766       12.1621            348           3
HI                                                      3            277,905      0.17    11.8909       11.3764            358           2
IA                                                      6            181,763      0.11    13.0959       12.5814            357           3
ID                                                     64          1,867,410      1.12    12.4655        11.951            356           3
IL                                                    129          6,854,827      4.12    12.7307       12.2162            356           3
IN                                                     28            629,303      0.38    12.9039       12.3894            326           3
KS                                                     16            395,544      0.24    12.0368       11.5223            357           3
KY                                                     11            265,670      0.16    11.6033       11.0888            357           4
LA                                                     18            564,178      0.34    12.5177       12.0032            357           3
MA                                                     66          4,692,921      2.82    12.5787       12.0642            345           3
MD                                                    137          5,903,463      3.54     12.624       12.1095            356           3
ME                                                      6            241,948      0.15    13.4884       12.9739            358           3
MI                                                     38          1,178,278      0.71    13.2058       12.6913            358           3
MN                                                     98          4,474,416      2.69    11.1774       10.6629            358           2
MO                                                     78          1,981,627      1.19    12.6975        12.183            355           3
MS                                                      8            182,808      0.11    12.7917       12.2772            358           2
MT                                                      2             72,066      0.04    10.8572       10.3427            354           6
NC                                                    103          3,168,858       1.9    12.5787       12.0642            352           3
NE                                                      2             45,126      0.03    13.1534       12.6389            357           3
NH                                                      8            417,171      0.25    11.9294       11.4149            356           4
NJ                                                    111          6,828,326       4.1    12.8926       12.3781            342           3
NM                                                     17            513,918      0.31    12.6903       12.1758            357           3
NV                                                    186         10,017,294      6.02    12.1764       11.6619            355           3
NY                                                     36          2,831,989       1.7    12.1049       11.5904            341           4
OH                                                     56          1,315,484      0.79    12.8036       12.2891            354           3
OK                                                     10            187,877      0.11    11.6973       11.1828            357           3
OR                                                     48          1,969,793      1.18     12.733       12.2185            356           4
PA                                                     41          1,106,904      0.66    12.7077       12.1932            328           3
RI                                                     17          1,008,472      0.61    13.0214       12.5069            325           3
SC                                                     47          1,310,457      0.79    12.2698       11.7553            330           3
SD                                                      3             63,684      0.04    13.1682       12.6537            325           3
TN                                                     71          1,891,794      1.14    11.1776       10.6631            351           3
TX                                                    340          9,902,166      5.95    11.5797       11.0652            353           3
UT                                                     94          3,573,819      2.15    12.3224       11.8079            357           3
VA                                                    120          5,964,318      3.58    12.5865        12.072            354           3
VT                                                      1             34,963      0.02     12.375       11.8605            356           4
WA                                                     73          2,902,623      1.74    12.3449       11.8304            349           3
WI                                                     17            531,951      0.32    12.6555        12.141            358           2
WV                                                      2             95,410      0.06    12.5398       12.0253            356           4
WY                                                      1             23,990      0.01      13.25       12.7355            358           2
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by State
Collateral Grouped by State                     Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
AK                                                  11.625         15.25     84,308         100         100        714       25.43
AL                                                   8.875         16.25     30,806       98.83       98.83        710       41.94
AR                                                  11.625            13     30,758       96.89       96.89        689       48.93
AZ                                                    7.25        16.875     48,452        96.6        96.6        729       35.62
CA                                                   7.375            17     77,602       94.46       94.46        712        37.4
CO                                                   7.125        17.375     48,070       96.84       96.84        731       38.32
CT                                                   8.625         14.75     51,801       94.09       94.09        696        34.8
DC                                                   10.25          14.5     53,833       97.46       97.46        699       32.31
DE                                                   10.25         15.75     51,922        95.4        95.4        707       35.94
FL                                                   7.375        18.375     43,843       96.08       96.08        713       35.44
GA                                                       8            18     31,377       97.81       97.81        705       36.05
HI                                                     9.5         14.25     92,635       97.23       97.23        739       40.31
IA                                                  11.875          16.5     30,294       96.29       96.29        698       37.99
ID                                                   8.125        16.375     29,178       96.42       96.42        712       36.35
IL                                                     8.5        17.625     53,138       96.11       96.11        717       38.11
IN                                                    10.5            16     22,475       96.95       96.95        702       33.86
KS                                                   6.625          15.5     24,721       97.09       97.09        700       29.04
KY                                                    8.75            15     24,152       97.15       97.15        705       35.92
LA                                                   8.875            15     31,343       97.95       97.95        698       38.18
MA                                                    9.25        16.875     71,105       95.89       95.89        714       35.73
MD                                                   7.375          17.5     43,091       96.88       96.88        710       35.77
ME                                                   10.25         15.75     40,325       96.71       96.71        727       32.38
MI                                                    9.75        17.125     31,007       99.11       99.11        717       31.74
MN                                                   8.625        16.375     45,657       98.15       98.15        723        37.9
MO                                                   8.375         16.25     25,405       97.04       97.04        715       33.63
MS                                                  10.875        14.875     22,851       96.63       96.63        722       33.32
MT                                                  10.375            11     36,033       97.72       97.72        690       42.31
NC                                                       8         17.75     30,766       97.71       97.71        716       35.24
NE                                                    11.5        14.375     22,563       97.02       97.02        721           0
NH                                                     9.5            14     52,146        94.3        94.3        724       34.47
NJ                                                       9         16.25     61,516       97.74       97.74        704       37.25
NM                                                   8.375            14     30,230       96.67       96.67        725        36.3
NV                                                    7.25        16.875     53,856       97.02       97.02        704       37.92
NY                                                       9        15.875     78,666       93.99       93.99        680       35.52
OH                                                     8.5        17.375     23,491        97.6        97.6        706        37.3
OK                                                    8.25            15     18,788          95          95        713       36.56
OR                                                       8        16.625     41,037       96.25       96.25        726       35.23
PA                                                   9.375          15.5     26,998        96.8        96.8        714       37.53
RI                                                   11.25            15     59,322       97.58       97.58        684       39.07
SC                                                   8.375         18.25     27,882       95.93       95.93        728       33.78
SD                                                  11.125            15     21,228       94.14       94.14        687       39.92
TN                                                   7.875        14.625     26,645       97.95       97.95        725       35.25
TX                                                   7.375         17.25     29,124       98.11       98.11        715        36.7
UT                                                   8.875        16.625     38,019       97.19       97.19        715       35.03
VA                                                    8.25            17     49,703       95.77       95.77        716       37.44
VT                                                  12.375        12.375     34,963          90          90        667       30.82
WA                                                     8.8          15.5     39,762        95.9        95.9        718       35.69
WI                                                    9.49        16.625     31,291       97.31       97.31        709       41.12
WV                                                   9.875          14.5     47,705         100         100        689       36.71
WY                                                   13.25         13.25     23,990          90          90        717           0
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

   0 -    0                                             1             53,000      0.03      11.75       11.2355            359           1
 550 -  599                                             2             56,848      0.03    10.2826        9.7681            357           3
 600 -  624                                            34          1,403,563      0.84    13.2715        12.757            316           3
 625 -  649                                           206          8,925,983      5.36    12.9224       12.4079            343           3
 650 -  674                                           537         22,020,454     13.22    12.9439       12.4294            351           3
 675 -  699                                           797         33,302,295        20      12.86       12.3455            353           3
 700 -  724                                           801         34,632,619      20.8    12.3005        11.786            353           3
 725 -  749                                           664         29,418,483     17.67    12.1717       11.6572            351           3
 750 -  774                                           463         21,797,206     13.09    12.2284       11.7139            354           3
 775 -  799                                           260         12,571,402      7.55    11.8101       11.2956            353           3
 800 +                                                 50          2,348,928      1.41    11.7935        11.279            354           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
   0 -    0                                          11.75         11.75     53,000          90          90          0       24.77
 550 -  599                                          9.875            11     28,424       96.36       96.36        591       49.61
 600 -  624                                         10.375         16.25     41,281       95.17       95.17        620       36.33
 625 -  649                                           9.25            18     43,330        95.5        95.5        639       37.71
 650 -  674                                          7.875        18.375     41,006       95.76       95.76        664       37.38
 675 -  699                                           8.25          17.5     41,785       96.59       96.59        687       37.05
 700 -  724                                          6.625         17.75     43,237        96.7        96.7        712        36.1
 725 -  749                                           7.25         18.25     44,305       96.55       96.55        736        35.6
 750 -  774                                          7.375        16.875     47,078       97.04       97.04        761       36.86
 775 -  799                                          7.125        16.875     48,352       96.66       96.66        785       34.78
 800 +                                                   8            15     46,979       98.38       98.38        805       30.68
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty        Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

No                                                  3,094        133,484,852     80.16    12.4673       11.9528            352           3
      NO                                            3,094        133,484,852     80.16    12.4673       11.9528            352           3
Yes                                                   721         33,045,929     19.84    12.4392       11.9247            349           2
      1YP                                              58          2,338,840       1.4    12.5811       12.0666            332           3
      2YP                                             129          5,275,391      3.17    11.7615        11.247            350           4
      3MP                                               2             36,100      0.02       13.5       12.9855            359           1
      3YP                                             388         18,190,828     10.92     12.656       12.1415            351           2
      5YP                                              10            440,052      0.26    12.5218       12.0073            341           3
      6MP                                             130          6,301,999      3.78    12.3605        11.846            348           2
      7MP                                               4            462,719      0.28    11.8354       11.3209            359           2
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty        Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
No                                                   6.625        18.375     43,143       96.42       96.42        714       36.12
      NO                                             6.625        18.375     43,143       96.42       96.42        714       36.12
Yes                                                   7.25            17     45,833       96.89       96.89        712       37.43
      1YP                                             7.75            16     40,325       96.26       96.26        704       37.98
      2YP                                                8        13.875     40,895       97.57       97.57        708       38.53
      3MP                                             13.5          13.5     18,050       99.05       99.05        682       29.31
      3YP                                              7.5            17     46,884       97.21       97.21        712       37.49
      5YP                                             10.5         13.75     44,005       98.62       98.62        697       37.71
      6MP                                             7.25        16.875     48,477       95.56       95.56        717       36.46
      7MP                                               10        15.625    115,680       96.34       96.34        708       39.49
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status               Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

Second Lien                                         3,815        166,530,781       100    12.4617       11.9472            352           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status               Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
Second Lien                                          6.625        18.375     43,652       96.51       96.51        713       36.38
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.  Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

LTV GT 80 w/out MI                                  3,752        163,094,185     97.94    12.5019       11.9874            352           3
LTV LE 80                                              63          3,436,596      2.06    10.5549       10.0404            352           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.  Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       MAX LTV     WA FICO      WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
LTV GT 80 w/out MI                                   6.625        18.375     43,469          97          97        100         713         36.39
LTV LE 80                                            7.125            15     54,549       73.55       73.55         80         712         35.93
TOTAL                                                6.625        18.375     43,652       96.51       96.51        100         713         36.38

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag              Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

No                                                  1,744         73,281,986     44.01    12.9089       12.3944            344           2
Yes                                                 2,071         93,248,796     55.99    12.1103       11.5958            357           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag              Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
No                                                    7.25        18.375     42,019       97.09       97.09        715       35.73
Yes                                                  6.625         17.75     45,026       96.06       96.06        712       36.91
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

Collateral Grouped by IO
Collateral Grouped by IO                        Count           Total         Pct of    Wtd Avg      Wtd Avg       Wtd Avg       Wtd Avg     Wtd Avg
                                                               CURRENT        overall   CURRENT    TOTAL STRIP     CURRENT       STATED     REMAINING
                                                               BALANCE        CURRENT    GROSS                    NET COUPON    REM TERM      TERM
                                                                              BALANCE    COUPON
N                                                   3,324     144,629,021.88     86.85    12.3605        0.5145         11.846         240         353
0                                                   3,324     144,629,021.88     86.85    12.3605        0.5145         11.846         240         353
Y                                                     491      21,901,759.60     13.15    13.1302        0.5145        12.6157         320         341
60                                                     69       4,349,175.00      2.61    13.3551        0.5145        12.8406         217         304
120                                                   422      17,552,584.60     10.54    13.0745        0.5145          12.56         346         350
TOTAL                                               3,815     166,530,781.48       100    12.4617        0.5145        11.9472         250         352

Collateral Grouped by IO
Collateral Grouped by IO                        Wtd Avg       Min         Max         Avg      Wtd Avg     Wtd Avg      Wtd Avg       Wtd Avg
                                                  AGE       CURRENT     CURRENT     CURRENT      LOAN       O LTV     FICO SCORE    BACK RATIO
                                                             GROSS       GROSS      BALANCE    TO VALUE
                                                             COUPON     COUPON
N                                                        3      6.625          18      43,511      96.49       96.49           713         36.52
0                                                        3      6.625          18      43,511      96.49       96.49           713         36.52
Y                                                        3      7.375      18.375      44,606      96.65       96.65           716         35.48
60                                                       2      7.375      18.375      63,032      96.11       96.11           722         38.86
120                                                      3       8.25       18.25      41,594      96.78       96.78           715         34.56
TOTAL                                                    3      6.625      18.375      43,652      96.51       96.51           713         36.38

Collateral Grouped by Servicer
Collateral Grouped by Servicer                  Count          Balance        Percent     GWAC        NWAC           WAM         WA Age

EMC MORTGAGE                                        3,815        166,530,781       100    12.4617       11.9472            352           3
TOTAL                                               3,815        166,530,781       100    12.4617       11.9472            352           3

Collateral Grouped by Servicer
Collateral Grouped by Servicer                  Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                 COMBINED
                                                                                                    LTV
EMC MORTGAGE                                         6.625        18.375     43,652       96.51       96.51        713       36.38
TOTAL                                                6.625        18.375     43,652       96.51       96.51        713       36.38

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                  Count          Balance        Percent     GWAC    WA Strip      NWAC        ORIG AM      REM AM     STATED REM     WA AGE    MIN GWAC    MAX GWAC    AVG BAL     WA LTV       WA CLTV      WA FICO     WA DTI  REM IO
                                                                                                                                                                                                                                                                 TERM
10YR                                                    1           32,749.53       0.02    11.625    0.5145       11.1105         120          112           112          8      11.625      11.625     32,750         100           100          684        0       0
15YR                                                1,214       85,739,660.50      63.74   11.1744    0.5145       10.6599         356          353           177          3         6.5       17.75     70,626       97.12         97.12          703        0       3
20YR                                                   15        1,065,378.66       0.79   10.9978    0.5145       10.4833         240          236           236          4        9.99      11.875     71,025       98.53         98.53          704        0      84
30YR                                                  778       47,674,620.65      35.44   12.3249    0.5145       11.8104         360          358           357          3       7.375          18     61,278       97.88         97.88          701    27.61      31
TOTAL                                               2,008      134,512,409.34        100   11.5809    0.5145       11.0664         356          354           241          3         6.5          18     66,988        97.4          97.4          702    27.61      13

Collateral Grouped by Original Term
Collateral Grouped by Original Term              Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                 COMBINED
                                                                                                                                                                                                                    LTV
-180                                                1,215          85,772,410      63.77   11.1745     10.66           353           3          6.5         17.75     70,595         112         360      97.12       97.12           703            0
 181 -  360                                           793          48,739,999      36.23   12.2959   11.7814           355           3        7.375            18     61,463         234         360       97.9        97.9           702        27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988         112         360       97.4        97.4           702        27.61

Collateral Grouped by Original Balance
Collateral Grouped by Original Balance           Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
-10,000                                                 3              27,982       0.02    12.768   12.2535           357           3        12.25        13.125      9,327        91.8        91.8        711           0
  10,001 -   20,000                                   103           1,664,658       1.24   12.3971   11.8826           354           3        7.375        16.625     16,162       95.18       95.18        695           0
  20,001 -   30,000                                   291           7,442,711       5.53   12.0086   11.4941           348           3        7.625        17.125     25,576       96.54       96.54        698       27.61
  30,001 -   40,000                                   279           9,799,065       7.28   11.8981   11.3836           352           3            7            18     35,122       97.57       97.57        701           0
  40,001 -   50,000                                   221          10,007,420       7.44   11.8528   11.3383           355           3            7         17.75     45,282       97.25       97.25        702           0
  50,001 -   60,000                                   226          12,456,545       9.26   11.5164   11.0019           353           3        7.375         16.25     55,117       97.56       97.56        706           0
  60,001 -   70,000                                   165          10,687,213       7.95   11.5948   11.0803           355           3        7.625            16     64,771       98.18       98.18        697           0
  70,001 -   80,000                                   158          11,887,956       8.84   11.4969   10.9824           353           3        7.375         16.75     75,240       97.17       97.17        697           0
  80,001 -   90,000                                   105           8,930,821       6.64   11.2783   10.7638           350           3        8.125            16     85,055       95.68       95.68        701           0
  90,001 -  100,000                                    94           8,944,686       6.65   11.5803   11.0658           352           3          6.5            16     95,156       98.47       98.47        698           0
 100,001 -  110,000                                    71           7,458,680       5.54   11.3279   10.8134           351           3            8          15.5    105,052       98.54       98.54        704           0
 110,001 -  120,000                                    73           8,387,738       6.24   11.5658   11.0513           353           3          7.5        16.875    114,901       98.29       98.29        707           0
 120,001 -  130,000                                    40           4,995,702       3.71    11.628   11.1135           353           3         8.75        14.865    124,893        99.4        99.4        704           0
 130,001 -  140,000                                    36           4,874,075       3.62   11.7695    11.255           357           3          9.5         14.75    135,391       98.87       98.87        701           0
 140,001 -  150,000                                    37           5,382,006          4   11.2002   10.6857           354           3        8.375        15.125    145,460       97.84       97.84        688           0
 150,001 -  200,000                                    72          12,403,881       9.22   11.2372   10.7227           357           3          8.5         15.75    172,276       96.45       96.45        711           0
 200,001 -  250,000                                    19           4,390,687       3.26   11.6618   11.1473           357           3        9.625         15.75    231,089       98.17       98.17        714           0
 250,001 -  300,000                                     7           1,937,679       1.44   11.9701   11.4556           357           3        9.625         16.25    276,811       95.63       95.63        724           0
 300,001 -  350,000                                     6           1,983,523       1.47   11.9479   11.4334           358           2        9.875        13.625    330,587       94.26       94.26        716           0
 350,001 -  400,000                                     1             399,556        0.3    10.875   10.3605           357           3       10.875        10.875    399,556       84.85       84.85        687           0
 400,001 +                                              1             449,826       0.33    10.625   10.1105           359           1       10.625        10.625    449,826       88.64       88.64        723           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance            Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
-10,000                                                 3              27,982       0.02    12.768   12.2535           357           3        12.25        13.125      9,327        91.8        91.8        711           0
  10,001 -   20,000                                   103           1,664,658       1.24   12.3971   11.8826           354           3        7.375        16.625     16,162       95.18       95.18        695           0
  20,001 -   30,000                                   291           7,442,711       5.53   12.0086   11.4941           348           3        7.625        17.125     25,576       96.54       96.54        698       27.61
  30,001 -   40,000                                   279           9,799,065       7.28   11.8981   11.3836           352           3            7            18     35,122       97.57       97.57        701           0
  40,001 -   50,000                                   221          10,007,420       7.44   11.8528   11.3383           355           3            7         17.75     45,282       97.25       97.25        702           0
  50,001 -   60,000                                   227          12,516,524       9.31   11.5122   10.9977           353           3        7.375         16.25     55,139       97.58       97.58        706           0
  60,001 -   70,000                                   164          10,627,233        7.9   11.6002   11.0857           355           3        7.625            16     64,800       98.17       98.17        697           0
  70,001 -   80,000                                   159          11,967,923        8.9   11.4894   10.9749           353           3        7.375         16.75     75,270       97.19       97.19        696           0
  80,001 -   90,000                                   106           9,030,823       6.71   11.2782   10.7637           351           3        8.125            16     85,196       95.73       95.73        702           0
  90,001 -  100,000                                    92           8,764,717       6.52   11.5948   11.0803           352           3          6.5            16     95,269       98.44       98.44        698           0
 100,001 -  110,000                                    71           7,458,680       5.54   11.3279   10.8134           351           3            8          15.5    105,052       98.54       98.54        704           0
 110,001 -  120,000                                    73           8,387,738       6.24   11.5658   11.0513           353           3          7.5        16.875    114,901       98.29       98.29        707           0
 120,001 -  130,000                                    40           4,995,702       3.71    11.628   11.1135           353           3         8.75        14.865    124,893        99.4        99.4        704           0
 130,001 -  140,000                                    36           4,874,075       3.62   11.7695    11.255           357           3          9.5         14.75    135,391       98.87       98.87        701           0
 140,001 -  150,000                                    37           5,382,006          4   11.2002   10.6857           354           3        8.375        15.125    145,460       97.84       97.84        688           0
 150,001 -  200,000                                    72          12,403,881       9.22   11.2372   10.7227           357           3          8.5         15.75    172,276       96.45       96.45        711           0
 200,001 -  250,000                                    19           4,390,687       3.26   11.6618   11.1473           357           3        9.625         15.75    231,089       98.17       98.17        714           0
 250,001 -  300,000                                     7           1,937,679       1.44   11.9701   11.4556           357           3        9.625         16.25    276,811       95.63       95.63        724           0
 300,001 -  350,000                                     6           1,983,523       1.47   11.9479   11.4334           358           2        9.875        13.625    330,587       94.26       94.26        716           0
 350,001 -  400,000                                     1             399,556        0.3    10.875   10.3605           357           3       10.875        10.875    399,556       84.85       84.85        687           0
 400,001 +                                              1             449,826       0.33    10.625   10.1105           359           1       10.625        10.625    449,826       88.64       88.64        723           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon       Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
10_Yr                                                   1              32,750       0.02    11.625   11.1105           112           8       11.625        11.625     32,750         100         100        684           0
        11.500 -   11.749                               1              32,750       0.02    11.625   11.1105           112           8       11.625        11.625     32,750         100         100        684           0
15_Yr                                               1,214          85,739,660      63.74   11.1744   10.6599           353           3          6.5         17.75     70,626       97.12       97.12        703           0
         6.500 -    6.749                               1              99,727       0.07       6.5    5.9855           357           3          6.5           6.5     99,727          71          71        793           0
         7.000 -    7.249                               3             107,495       0.08    7.0374    6.5229           358           3            7         7.125     35,832       89.69       89.69        746           0
         7.250 -    7.499                               1              17,568       0.01     7.375    6.8605           358           3        7.375         7.375     17,568       90.02       90.02        713           0
         7.500 -    7.749                               4             235,636       0.18    7.5132    6.9987           322           3          7.5         7.625     58,909       93.17       93.17        731           0
         7.750 -    7.999                               6             320,830       0.24    7.8408    7.3263           356           4         7.75         7.875     53,472       88.08       88.08        757           0
         8.000 -    8.249                              10             705,311       0.52    8.0432    7.5287           357           3            8         8.125     70,531       85.78       85.78        734           0
         8.250 -    8.499                              24           1,274,759       0.95    8.3205     7.806           353           4         8.25          8.42     53,115       92.95       92.95        739           0
         8.500 -    8.749                              24           2,183,596       1.62    8.5594    8.0449           357           3          8.5         8.625     90,983       93.85       93.85        720           0
         8.750 -    8.999                              17           1,171,770       0.87    8.8027    8.2882           356           4         8.75          8.99     68,928       90.02       90.02        716           0
         9.000 -    9.249                              26           1,516,443       1.13    9.0513    8.5368           357           4            9         9.125     58,325        95.5        95.5        718           0
         9.250 -    9.499                              49           3,242,393       2.41    9.3366    8.8221           355           4         9.25         9.375     66,171       96.14       96.14        719           0
         9.500 -    9.749                              59           3,883,316       2.89    9.5802    9.0657           355           4          9.5         9.742     65,819       95.15       95.15        716           0
         9.750 -    9.999                             100           7,277,090       5.41    9.8363    9.3218           355           4         9.75         9.999     72,771       97.38       97.38        718           0
        10.000 -   10.249                              63           5,180,902       3.85   10.0861    9.5716           354           4           10        10.125     82,237       98.78       98.78        708           0
        10.250 -   10.499                              88           7,470,244       5.55   10.3362    9.8217           355           4        10.25        10.375     84,889       98.81       98.81        706           0
        10.500 -   10.749                              65           5,439,017       4.04   10.5701   10.0556           353           3         10.5        10.625     83,677       97.25       97.25        712           0
        10.750 -   10.999                              56           4,636,483       3.45   10.8215    10.307           350           3        10.75         10.99     82,794        97.3        97.3        694           0
        11.000 -   11.249                              37           3,000,119       2.23   11.0672   10.5527           346           3           11        11.125     81,084       97.48       97.48        695           0
        11.250 -   11.499                              39           3,037,050       2.26   11.3007   10.7862           352           3        11.25        11.375     77,873       93.76       93.76        712           0
        11.500 -   11.749                              50           3,323,234       2.47   11.5589   11.0444           354           3         11.5        11.625     66,465       97.63       97.63        698           0
        11.750 -   11.999                              57           3,557,457       2.64   11.8414   11.3269           356           3        11.75        11.875     62,412       97.89       97.89        699           0
        12.000 -   12.249                              49           4,264,836       3.17   12.0345     11.52           357           3           12        12.125     87,037       96.73       96.73        690           0
        12.250 -   12.499                              37           2,554,631        1.9   12.3183   11.8038           355           3        12.25        12.375     69,044       98.25       98.25        680           0
        12.500 -   12.749                              55           3,552,438       2.64   12.5579   12.0434           355           3         12.5        12.625     64,590       97.46       97.46        691           0
        12.750 -   12.999                              63           3,591,918       2.67    12.838   12.3235           353           3        12.75        12.875     57,015       98.22       98.22        684           0
        13.000 -   13.249                              50           2,922,635       2.17   13.0217   12.5072           357           4           13        13.125     58,453       98.95       98.95        690           0
        13.250 -   13.499                              40           1,810,557       1.35   13.2935    12.779           357           3        13.25        13.499     45,264       98.77       98.77        701           0
        13.500 -   13.749                              60           4,076,662       3.03   13.5103   12.9958           336           3         13.5        13.625     67,944       98.89       98.89        682           0
        13.750 -   13.999                              23           1,381,645       1.03    13.805   13.2905           358           2        13.75        13.999     60,072        98.2        98.2        692           0
        14.000 -   14.249                              13             849,325       0.63   14.0271   13.5126           352           2           14        14.125     65,333       99.01       99.01        675           0
        14.250 -   14.499                               3             116,510       0.09   14.4152   13.9007           358           3       14.375         14.49     38,837       98.25       98.25        741           0
        14.500 -   14.749                               5             225,968       0.17   14.5592   14.0447           358           2         14.5        14.625     45,194         100         100        721           0
        14.750 -   14.999                              10             822,857       0.61   14.8806   14.3661           358           3        14.75         14.99     82,286       96.19       96.19        675           0
        15.000 -   15.249                               6             305,650       0.23        15   14.4855           359           2           15            15     50,942       99.99       99.99        672           0
        15.250 -   15.499                               2             100,276       0.07   15.2871   14.7726           358           2        15.25        15.375     50,138         100         100        633           0
        15.500 -   15.749                               1             110,942       0.08      15.5   14.9855           356           4         15.5          15.5    110,942       99.98       99.98        646           0
        15.750 -   15.999                               4             484,473       0.36   15.7879   15.2734           286           1        15.75        15.875    121,118       97.68       97.68        708           0
        16.000 -   16.249                               5             318,163       0.24        16   15.4855           305           2           16            16     63,633       99.98       99.98        710           0
        16.250 -   16.499                               3             358,083       0.27     16.25   15.7355           358           3        16.25         16.25    119,361         100         100        742           0
        16.750 -   16.999                               1              31,991       0.02     16.75   16.2355           357           3        16.75         16.75     31,991         100         100        690           0
        17.250 -   17.499                               2              74,684       0.06     17.25   16.7355           359           1        17.25         17.25     37,342         100         100        673           0
        17.750 -   17.999                               3             104,976       0.08     17.75   17.2355           358           3        17.75         17.75     34,992         100         100        687           0
20_Yr                                                  15           1,065,379       0.79   10.9978   10.4833           236           4         9.99        11.875     71,025       98.53       98.53        704           0
         9.750 -    9.999                               1              59,200       0.04      9.99    9.4755           236           4         9.99          9.99     59,200         100         100        689           0
        10.000 -   10.249                               1              74,000       0.06        10    9.4855           236           4           10            10     74,000         100         100        736           0
        10.500 -   10.749                               1             116,000       0.09    10.625   10.1105           236           4       10.625        10.625    116,000         100         100        735           0
        10.750 -   10.999                               3             281,400       0.21   10.7611   10.2466           237           3        10.75        10.875     93,800         100         100        690           0
        11.000 -   11.249                               3             166,300       0.12        11   10.4855           236           4           11            11     55,433       96.27       96.27        710           0
        11.250 -   11.499                               1              15,929       0.01    11.375   10.8605           237           4       11.375        11.375     15,929          90          90        711           0
        11.500 -   11.749                               2             175,550       0.13      11.5   10.9855           237           3         11.5          11.5     87,775         100         100        686           0
        11.750 -   11.999                               3             177,000       0.13   11.8383   11.3238           235           5        11.75        11.875     59,000       95.58       95.58        711           0
30_Yr                                                 778          47,674,621      35.44   12.3249   11.8104           358           3        7.375            18     61,278       97.88       97.88        701       27.61
         7.250 -    7.499                               2             131,833        0.1     7.375    6.8605           357           3        7.375         7.375     65,916       87.47       87.47        747           0
         7.500 -    7.749                               1              67,353       0.05     7.625    7.1105           357           3        7.625         7.625     67,353          90          90        745           0
         8.000 -    8.249                               2              77,189       0.06    8.0641    7.5496           358           2            8         8.125     38,595         100         100        758           0
         8.500 -    8.749                               5             297,811       0.22    8.5477    8.0332           358           3          8.5         8.625     59,562       94.97       94.97        738           0
         8.750 -    8.999                               8             663,795       0.49    8.8545      8.34           357           3         8.75         8.875     82,974       98.08       98.08        738           0
         9.000 -    9.249                               5             272,788        0.2     9.105    8.5905           357           3            9         9.125     54,558       99.36       99.36        731           0
         9.250 -    9.499                               6             289,697       0.22    9.2748    8.7603           358           2         9.25         9.375     48,283       98.54       98.54        740           0
         9.500 -    9.749                              12             903,135       0.67    9.5662    9.0517           357           3          9.5         9.625     75,261       98.47       98.47        705           0
         9.750 -    9.999                              21           1,309,077       0.97    9.8329    9.3184           358           2         9.75         9.875     62,337       93.08       93.08        711           0
        10.000 -   10.249                              20           1,303,612       0.97    10.025    9.5105           357           3           10        10.218     65,181       97.93       97.93        710           0
        10.250 -   10.499                              15             908,512       0.68   10.2929    9.7784           358           2        10.25        10.375     60,567       97.67       97.67        724           0
        10.500 -   10.749                              21           1,074,915        0.8   10.5562   10.0417           358           2         10.5        10.625     51,186       97.24       97.24        707           0
        10.750 -   10.999                              26           1,575,003       1.17   10.8398   10.3253           358           2        10.75         10.99     60,577       97.74       97.74        707       27.61
        11.000 -   11.249                              29           1,900,786       1.41   11.0606   10.5461           358           3           11        11.125     65,544       98.11       98.11        709           0
        11.250 -   11.499                              26           1,569,790       1.17   11.3223   10.8078           358           2        11.25         11.49     60,377       98.44       98.44        711           0
        11.500 -   11.749                              45           3,197,737       2.38   11.5749   11.0604           357           3         11.5        11.625     71,061       98.51       98.51        717           0
        11.750 -   11.999                              47           2,763,523       2.05   11.7979   11.2834           358           2        11.75        11.875     58,798       96.98       96.98        703           0
        12.000 -   12.249                              52           3,831,408       2.85   12.0409   11.5264           358           3           12        12.125     73,681       98.42       98.42        706           0
        12.250 -   12.499                              46           3,252,527       2.42   12.3047   11.7902           358           3        12.25        12.375     70,707       98.94       98.94        688           0
        12.500 -   12.749                              56           3,807,581       2.83   12.5483   12.0338           358           2         12.5        12.625     67,993       97.81       97.81        682           0
        12.750 -   12.999                              45           2,848,599       2.12   12.8045     12.29           358           3        12.75        12.875     63,302        97.4        97.4        688           0
        13.000 -   13.249                              34           2,118,996       1.58   13.0898   12.5753           358           2           13        13.125     62,323          98          98        682           0
        13.250 -   13.499                              38           2,354,857       1.75    13.286   12.7715           357           3        13.25        13.375     61,970       97.07       97.07        687           0
        13.500 -   13.749                              44           2,636,458       1.96   13.5545     13.04           358           3         13.5        13.625     59,919       98.91       98.91        699           0
        13.750 -   13.999                              35           1,761,364       1.31   13.8229   13.3084           357           3        13.75        13.875     50,325       97.05       97.05        685           0
        14.000 -   14.249                              28           1,396,191       1.04   14.0475    13.533           357           3           14        14.125     49,864       99.44       99.44        709           0
        14.250 -   14.499                              20             811,040        0.6    14.312   13.7975           357           3        14.25        14.375     40,552       98.62       98.62        713           0
        14.500 -   14.749                              12             563,178       0.42   14.5671   14.0526           358           2         14.5        14.625     46,931       98.61       98.61        727           0
        14.750 -   14.999                              18             985,056       0.73   14.7878   14.2733           357           3        14.75        14.875     54,725       97.16       97.16        728           0
        15.000 -   15.249                              14             728,614       0.54   15.0657   14.5512           358           2           15        15.125     52,044       98.28       98.28        694           0
        15.250 -   15.499                               9             363,765       0.27    15.312   14.7975           358           2        15.25        15.375     40,418       99.47       99.47        709           0
        15.500 -   15.749                               5             284,613       0.21   15.5227   15.0082           358           2         15.5        15.625     56,923       97.13       97.13        720           0
        15.750 -   15.999                               2             226,528       0.17     15.75   15.2355           358           2        15.75         15.75    113,264         100         100        699           0
        16.000 -   16.249                               8             425,584       0.32   16.0345     15.52           359           2           16        16.125     53,198       97.66       97.66        685           0
        16.250 -   16.499                               8             416,659       0.31   16.2642   15.7497           359           1        16.25        16.375     52,082       97.69       97.69        669           0
        16.500 -   16.749                               1              12,999       0.01    16.625   16.1105           360           1       16.625        16.625     12,999         100         100        684           0
        16.750 -   16.999                               6             318,443       0.24   16.8185    16.304           358           2        16.75        16.875     53,074       99.51       99.51        717           0
        17.000 -   17.249                               2              50,212       0.04   17.0572   16.5427           358           2           17        17.125     25,106         100         100        675           0
        17.500 -   17.749                               3             141,100        0.1      17.5   16.9855           359           1         17.5          17.5     47,033       99.99       99.99        679           0
        18.000 -   18.249                               1              32,293       0.02        18   17.4855           358           2           18            18     32,293         100         100        635           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon         Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                 COMBINED
                                                                                                                                                                                                                    LTV
   5.750 -    5.999                                     1              99,727       0.07       6.5    5.9855           357           3          6.5           6.5     99,727         357         357         71          71           793            0
   6.250 -    6.499                                     2              75,323       0.06         7    6.4855           358           3            7             7     37,662         357         358      89.55       89.55           739            0
   6.500 -    6.749                                     1              32,172       0.02     7.125    6.6105           358           3        7.125         7.125     32,172         358         358      90.02       90.02           761            0
   6.750 -    6.999                                     6             360,091       0.27    7.4481    6.9336           334           3        7.375           7.5     60,015         176         359      91.15       91.15           734            0
   7.000 -    7.249                                     4             179,966       0.13    7.6859    7.1714           357           3        7.625          7.75     44,992         357         358      92.56       92.56           760            0
   7.250 -    7.499                                    11             732,377       0.54    7.9602    7.4457           357           4        7.875             8     66,580         353         358      88.68       88.68           739            0
   7.500 -    7.749                                    15             846,275       0.63    8.2082    7.6937           357           3        8.125          8.25     56,418         356         358      92.87       92.87           740            0
   7.750 -    7.999                                    29           2,042,147       1.52    8.4569    7.9424           354           4         8.34           8.5     70,419         176         358      93.25       93.25           726            0
   8.000 -    8.249                                    25           1,993,736       1.48    8.6778    8.1633           357           3        8.625          8.75     79,749         355         358      90.25       90.25           722            0
   8.250 -    8.499                                    30           1,930,778       1.44    8.9393    8.4248           357           3        8.875             9     64,359         355         359      96.26       96.26           724            0
   8.500 -    8.749                                    34           2,079,712       1.55    9.1988    8.6843           357           3        9.125          9.25     61,168         355         359      96.59       96.59           713            0
   8.750 -    8.999                                    61           4,055,955       3.02     9.429    8.9145           355           4        9.375           9.5     66,491         176         360      96.31       96.31           719            0
   9.000 -    9.249                                    90           6,250,684       4.65     9.688    9.1735           354           4         9.59          9.75     69,452         176         360      95.66       95.66           715            0
   9.250 -    9.499                                   121           8,187,281       6.09     9.926    9.4115           352           3        9.875            10     67,663         174         360      97.74       97.74           717            0
   9.500 -    9.749                                    81           6,717,914       4.99   10.1799    9.6654           356           4       10.125         10.25     82,937         177         360      98.35       98.35           706            0
   9.750 -    9.999                                   105           8,441,295       6.28   10.4191    9.9046           354           4       10.375          10.5     80,393         177         360      98.72       98.72           709            0
  10.000 -   10.249                                    84           6,453,029        4.8   10.6793   10.1648           345           3       10.625         10.75     76,822         176         360      97.69       97.69           707        27.61
  10.250 -   10.499                                    86           6,221,638       4.63   10.9283   10.4138           348           3       10.875            11     72,345         176         360      97.04       97.04           692            0
  10.500 -   10.749                                    66           5,193,581       3.86    11.189   10.6745           355           3       11.125         11.25     78,691         176         360         96          96           709            0
  10.750 -   10.999                                    81           5,179,093       3.85   11.4572   10.9427           351           3       11.375          11.5     63,939         177         360      97.34       97.34           708            0
  11.000 -   11.249                                    96           6,225,641       4.63   11.6794   11.1649           354           3       11.625         11.75     64,850         112         360      97.63       97.63           709            0
  11.250 -   11.499                                   124           9,454,005       7.03   11.9499   11.4354           356           3        11.87            12     76,242         236         360      97.96       97.96           701            0
  11.500 -   11.749                                    77           5,416,669       4.03   12.1939   11.6794           356           3       12.125         12.25     70,346         176         360      97.74       97.74           687            0
  11.750 -   11.999                                   105           7,064,707       5.25   12.4501   11.9356           356           3       12.375          12.5     67,283         176         360      98.19       98.19           679            0
  12.000 -   12.249                                    95           5,779,757        4.3   12.6826   12.1681           355           3       12.625         12.75     60,840         177         360       96.9        96.9           692            0
  12.250 -   12.499                                   111           6,786,797       5.05   12.9303   12.4158           357           3        12.87            13     61,142         352         360      98.66       98.66           686            0
  12.500 -   12.749                                    80           4,916,470       3.66   13.1984   12.6839           357           3       13.125         13.25     61,456         352         360      98.07       98.07           692            0
  12.750 -   12.999                                   111           6,507,002       4.84    13.476   12.9615           345           3       13.375          13.5     58,622         176         360      98.65       98.65           682            0
  13.000 -   13.249                                    56           3,070,238       2.28   13.6895    13.175           355           3       13.625         13.75     54,826         179         360      98.58       98.58           700            0
  13.250 -   13.499                                    51           3,088,857        2.3   13.9401   13.4256           358           3       13.875            14     60,566         354         360      98.19       98.19           692            0
  13.500 -   13.749                                    26           1,123,893       0.84   14.1705    13.656           353           3       14.125         14.25     43,227         178         360       98.6        98.6           701            0
  13.750 -   13.999                                    20             898,460       0.67   14.4331   13.9186           357           3       14.375          14.5     44,923         355         359      98.88       98.88           722            0
  14.000 -   14.249                                    24           1,396,690       1.04   14.7134   14.1989           358           2       14.625         14.75     58,195         355         359      97.47       97.47           712            0
  14.250 -   14.499                                    27           1,471,513       1.09   14.9589   14.4444           358           3       14.865            15     54,500         355         360      97.55       97.55           697            0
  14.500 -   14.749                                    12             636,927       0.47   15.1748   14.6603           359           2       15.125         15.25     53,077         356         360       98.9        98.9           672            0
  14.750 -   14.999                                    10             554,228       0.41   15.4526   14.9381           357           3       15.375          15.5     55,423         355         360      98.52       98.52           707            0
  15.000 -   15.249                                     5             615,594       0.46   15.7395    15.225           326           2       15.625         15.75    123,119         178         360      98.17       98.17           700            0
  15.250 -   15.499                                    12             773,398       0.57   15.9762   15.4617           317           2       15.875            16     64,450         178         359      98.83       98.83           705            0
  15.500 -   15.749                                    13             844,891       0.63   16.2326   15.7181           358           2       16.125         16.25     64,992         356         360      98.74       98.74           701            0
  15.750 -   15.999                                     1              47,200       0.04    16.375   15.8605           359           1       16.375        16.375     47,200         359         359        100         100           699            0
  16.000 -   16.249                                     5             188,969       0.14   16.7414   16.2269           359           2       16.625         16.75     37,794         357         360        100         100           688            0
  16.250 -   16.499                                     4             201,682       0.15   16.8919   16.3774           358           2       16.875            17     50,420         357         360      99.23       99.23           731            0
  16.500 -   16.749                                     3              97,678       0.07   17.2206   16.7061           359           1       17.125         17.25     32,559         357         360        100         100           676            0
  16.750 -   16.999                                     3             141,100        0.1      17.5   16.9855           359           1         17.5          17.5     47,033         359         359      99.99       99.99           679            0
  17.000 -   17.249                                     3             104,976       0.08     17.75   17.2355           358           3        17.75         17.75     34,992         357         358        100         100           687            0
  17.250 -   17.499                                     1              32,293       0.02        18   17.4855           358           2           18            18     32,293         358         358        100         100           635            0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988         112         360       97.4        97.4           702        27.61

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term             Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                 COMBINED
                                                                                                                                                                                                                    LTV
-179                                                   39           2,004,852       1.49   12.2012   11.6867           176           3          7.5            16     51,406         112         179      98.55       98.55           698            0
 180 -  360                                         1,969         132,507,557      98.51   11.5715    11.057           356           3          6.5            18     67,297         234         360      97.38       97.38           703        27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988         112         360       97.4        97.4           702        27.61

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value              Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                 COMBINED
                                                                                                                                                                                                                    LTV
   0.00 -   30.00                                       1              41,976       0.03    13.875   13.3605           357           3       13.875        13.875     41,976         357         357         23          23           738            0
  30.01 -   40.00                                       6             495,480       0.37    11.304   10.7895           358           2        8.125            15     82,580         355         359      39.95       39.95           682            0
  40.01 -   50.00                                       2             177,665       0.13    9.0702    8.5557           357           4        8.375          9.75     88,832         356         358      43.03       43.03           743            0
  50.01 -   60.00                                       1              50,948       0.04    12.625   12.1105           357           4       12.625        12.625     50,948         357         357      53.98       53.98           667            0
  60.01 -   70.00                                       1             199,416       0.15      8.75    8.2355           355           5         8.75          8.75    199,416         355         355      68.38       68.38           777            0
  70.01 -   79.99                                      12           1,247,315       0.93     9.464    8.9495           357           3          6.5        12.125    103,943         356         359      76.74       76.74           704            0
  80.00 -   80.00                                       6             358,656       0.27    9.2446    8.7301           356           4        7.875            12     59,776         356         357         80          80           724            0
  80.01 -   90.00                                     231          12,389,612       9.21   10.6996   10.1851           354           3            7         16.25     53,635         176         360      89.05       89.05           703            0
  90.01 -   95.00                                     341          20,804,363      15.47   11.7943   11.2798           356           3        7.125        16.875     61,010         174         360      94.58       94.58           704            0
  95.01 -  100.00                                   1,407          98,746,978      73.41   11.6918   11.1773           353           3          7.5            18     70,183         112         360      99.87       99.87           702        27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988         112         360       97.4        97.4           702        27.61

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value     Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                 COMBINED
                                                                                                                                                                                                                    LTV
   0.00 -   30.00                                       1              41,976       0.03    13.875   13.3605           357           3       13.875        13.875     41,976         357         357         23          23           738            0
  30.01 -   40.00                                       6             495,480       0.37    11.304   10.7895           358           2        8.125            15     82,580         355         359      39.95       39.95           682            0
  40.01 -   50.00                                       2             177,665       0.13    9.0702    8.5557           357           4        8.375          9.75     88,832         356         358      43.03       43.03           743            0
  50.01 -   60.00                                       1              50,948       0.04    12.625   12.1105           357           4       12.625        12.625     50,948         357         357      53.98       53.98           667            0
  60.01 -   70.00                                       1             199,416       0.15      8.75    8.2355           355           5         8.75          8.75    199,416         355         355      68.38       68.38           777            0
  70.01 -   79.99                                      12           1,247,315       0.93     9.464    8.9495           357           3          6.5        12.125    103,943         356         359      76.74       76.74           704            0
  80.00 -   80.00                                       6             358,656       0.27    9.2446    8.7301           356           4        7.875            12     59,776         356         357         80          80           724            0
  80.01 -   90.00                                     231          12,389,612       9.21   10.6996   10.1851           354           3            7         16.25     53,635         176         360      89.05       89.05           703            0
  90.01 -   95.00                                     341          20,804,363      15.47   11.7943   11.2798           356           3        7.125        16.875     61,010         174         360      94.58       94.58           704            0
  95.01 -  100.00                                   1,407          98,746,978      73.41   11.6918   11.1773           353           3          7.5            18     70,183         112         360      99.87       99.87           702        27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988         112         360       97.4        97.4           702        27.61

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type         Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
No Ratio                                            1,972         132,795,335      98.72   11.5763   11.0618           353           3          6.5       17.2355     67,340       97.39       97.39        703       27.61
       0.00 - 10.00                                 1,971         132,772,736      98.71   11.5765    11.062           353           3          6.5       17.2355     67,363       97.39       97.39        702           0
      25.01 - 30.00                                     1              22,599       0.02     10.75   10.2355           353           7        10.75       10.2355     22,599         100         100        745       27.61
No Ratio/Ver Employ                                    36           1,717,074       1.28    11.932   11.4175           358           2          9.5       17.4855     47,697       98.27       98.27        700           0
       0.00 - 10.00                                    36           1,717,074       1.28    11.932   11.4175           358           2          9.5       17.4855     47,697       98.27       98.27        700           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5       17.4855     66,988        97.4        97.4        702       27.61

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose               Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
Cash Out Refinance                                    173          11,949,113       8.88   10.9599   10.4454           353           3            7            17     69,070          92          92        689           0
Purchase                                            1,811         121,479,591      90.31   11.6484   11.1339           354           3            7            18     67,079          98          98        704       27.61
Rate/Term Refinance                                    24           1,083,705       0.81   10.8598   10.3453           357           4            7            14     45,154          95          95        697           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3            7            18     66,988          97          97        702       27.61

Collateral Grouped by Property Type
Collateral Grouped by Property Type              Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
2-4 Family                                            214          16,935,213      12.59   12.1316   11.6171           351           3            8         17.75     79,137       97.04       97.04        704           0
Condominium                                           167           7,848,564       5.83   11.9464   11.4319           353           3          7.5          17.5     46,997       97.97       97.97        708           0
Hi-Rise Condo                                           8             485,170       0.36    13.393   12.8785           358           3       11.875         14.75     60,646       97.75       97.75        679           0
PUD                                                   615          42,536,798      31.62   11.4844   10.9699           355           3        7.375            18     69,166       97.61       97.61        702           0
Single Family                                         982          65,475,726      48.68   11.4316   10.9171           353           3          6.5         17.75     66,676       97.25       97.25        702       27.61
Townhouse                                              22           1,230,938       0.92   12.2321   11.7176           357           3        8.875          17.5     55,952       99.63       99.63        683           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type             Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
Investor                                              644          32,153,429       23.9   13.1372   12.6227           351           3         8.34            18     49,928       96.86       96.86        712           0
Owner Occupied                                      1,184          91,915,074      68.33   11.0092   10.4947           354           3          6.5         15.75     77,631        97.7        97.7        698       27.61
Second Home                                           180          10,443,906       7.76   11.8208   11.3063           356           3        7.375         16.25     58,022        96.4        96.4        713           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company      Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
No MI                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by State
Collateral Grouped by State                      Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
AL                                                      3             176,529       0.13   13.3483   12.8338           358           2       12.875          13.5     58,843         100         100        661           0
AR                                                      3             108,108       0.08   10.5638   10.0493           356           5        9.625        11.875     36,036       99.99       99.99        720       27.61
AZ                                                     99           6,457,858        4.8   12.1647   11.6502           352           3        7.875            16     65,231       98.13       98.13        701           0
CA                                                    242          26,354,096      19.59   11.3645     10.85           353           3            7        16.875    108,901       97.65       97.65        705           0
CO                                                     35           1,805,405       1.34   11.9369   11.4224           357           3          7.5         16.25     51,583       98.15       98.15        697           0
CT                                                     12             732,820       0.54   10.0803    9.5658           353           3            8         13.25     61,068       91.02       91.02        699           0
DC                                                     11             810,190        0.6   11.2059   10.6914           357           4          9.5        14.125     73,654       96.88       96.88        712           0
DE                                                      5             327,056       0.24   11.4214   10.9069           357           4        10.25            13     65,411       93.23       93.23        721           0
FL                                                    282          14,752,633      10.97   12.3108   11.7963           356           3          6.5         17.75     52,314       97.05       97.05        708           0
GA                                                    137           5,247,671        3.9   11.9766   11.4621           344           3         7.75            18     38,304       97.34       97.34        699           0
HI                                                      1             171,800       0.13       9.5    8.9855           358           2          9.5           9.5    171,800         100         100        704           0
IA                                                      3             113,977       0.08   12.3512   11.8367           356           4       11.875        14.875     37,992       94.41       94.41        678           0
ID                                                      8             299,894       0.22   11.2959   10.7814           358           3        8.125        14.375     37,487       97.03       97.03        696           0
IL                                                     85           5,808,231       4.32   11.9109   11.3964           357           3        8.125         17.25     68,332       97.51       97.51        705           0
IN                                                      7             229,233       0.17   11.1453   10.6308           314           4        9.375          14.5     32,748       98.43       98.43        709           0
KS                                                      2              79,153       0.06   10.0753    9.5608           357           4        9.625         11.75     39,576       92.12       92.12        709           0
KY                                                      3              74,686       0.06    9.8239    9.3094           356           4         8.75        10.375     24,895        99.5        99.5        703           0
LA                                                      4             141,492       0.11   13.1687   12.6542           357           4        12.75         13.75     35,373       98.86       98.86        691           0
MA                                                     55           4,669,209       3.47   11.3926   10.8781           354           3        7.875        16.875     84,895       97.81       97.81        699           0
MD                                                    159          11,521,414       8.57   11.8077   11.2932           356           3         8.75          17.5     72,462       97.58       97.58        696           0
ME                                                      4             281,659       0.21   10.5581   10.0436           357           4           10         13.75     70,415       96.39       96.39        731           0
MI                                                     26           1,113,510       0.83   12.2327   11.7182           358           2         9.25        17.125     42,827       98.83       98.83        703           0
MN                                                     30           1,158,186       0.86   10.7376   10.2231           351           3        8.125         16.25     38,606       98.66       98.66        717           0
MO                                                     26             911,788       0.68   12.2658   11.7513           358           3         9.75         15.25     35,069       98.12       98.12        719           0
MS                                                      3              75,000       0.06   11.5999   11.0854           357           3         11.5        12.125     25,000        98.4        98.4        723           0
MT                                                      1             106,758       0.08      10.5    9.9855           359           1         10.5          10.5    106,758         100         100        722           0
NC                                                     35           1,264,501       0.94   12.6189   12.1044           357           3            8         17.75     36,129       96.77       96.77        714           0
NE                                                      2              45,126       0.03   13.1534   12.6389           357           3         11.5        14.375     22,563       97.02       97.02        721           0
NH                                                      8             634,566       0.47   10.4852    9.9707           356           4        7.875         13.25     79,321       87.32       87.32        697           0
NJ                                                     67           5,562,836       4.14   11.6038   11.0893           337           3          7.5          15.5     83,027       96.73       96.73        695           0
NM                                                      7             292,039       0.22   12.4314   11.9169           357           4       11.625        13.875     41,720         100         100        696           0
NV                                                    174          12,556,099       9.33   11.1666   10.6521           356           3        7.375         15.75     72,161       97.85       97.85        698           0
NY                                                     32           3,347,213       2.49   10.6205    10.106           353           4         8.25          13.5    104,600       96.25       96.25        702           0
OH                                                     19             671,749        0.5    10.788   10.2735           357           3        8.125        14.125     35,355        88.3        88.3        707           0
OK                                                      4             127,421       0.09   12.7727   12.2582           359           2          9.5            15     31,855         100         100        643           0
OR                                                     18           1,100,121       0.82    12.015   11.5005           356           4         9.25        15.375     61,118       95.66       95.66        719           0
PA                                                     19             834,683       0.62   10.9408   10.4263           334           4        7.125          15.5     43,931       92.11       92.11        725           0
RI                                                     13             893,093       0.66   11.0722   10.5577           346           4            9          13.5     68,699       98.22       98.22        696           0
SC                                                     19           1,277,885       0.95   11.3632   10.8487           356           4        8.375            15     67,257       97.44       97.44        699           0
TN                                                     26             843,453       0.63   10.3164    9.8019           351           4         8.34        14.375     32,441       99.23       99.23        713           0
TX                                                     83           3,348,445       2.49   10.9199   10.4054           356           3         8.25         16.25     40,343       98.34       98.34        702           0
UT                                                     15             613,118       0.46   12.5148   12.0003           358           3         8.25            15     40,875       98.97       98.97        708           0
VA                                                    180          15,569,681      11.57   11.4785    10.964           357           3        7.875            16     86,498       97.73       97.73        700           0
VT                                                      1              56,714       0.04        12   11.4855           356           4           12            12     56,714       99.99       99.99        680           0
WA                                                     24           1,286,757       0.96    11.095   10.5805           336           4            8        14.875     53,615        95.9        95.9        723           0
WI                                                     10             287,843       0.21    12.427   11.9125           356           4         9.75        16.625     28,784       98.64       98.64        691           0
WV                                                      2             174,249       0.13   11.0869   10.5724           356           4        10.25          12.5     87,124       98.14       98.14        705           0
WY                                                      4             196,459       0.15   10.6774   10.1629           358           3          9.5         13.25     49,115       98.78       98.78        705           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                 Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
   0 -    0                                             4             286,831       0.21   12.5578   12.0433           358           2         11.5            13     71,708       98.61       98.61          0           0
 600 -  624                                            45           3,308,992       2.46   12.4162   11.9017           354           3        9.375         16.25     73,533       98.47       98.47        622           0
 625 -  649                                           181          12,135,778       9.02   12.3795    11.865           352           3          9.5            18     67,048       96.86       96.86        638           0
 650 -  674                                           357          22,433,610      16.68    12.088   11.5735           354           3            8          17.5     62,839       97.46       97.46        663           0
 675 -  699                                           468          30,452,985      22.64    11.573   11.0585           354           3          7.5          17.5     65,070       97.87       97.87        687           0
 700 -  724                                           359          23,923,471      17.79   11.2435    10.729           354           3        7.375         17.75     66,639       96.75       96.75        712           0
 725 -  749                                           309          20,885,053      15.53   11.1637   10.6492           350           3            7            16     67,589       97.72       97.72        736       27.61
 750 -  774                                           175          12,482,373       9.28    11.454   10.9395           356           3        7.125        16.875     71,328       97.82       97.82        761           0
 775 -  799                                            86           6,960,017       5.17   10.9221   10.4076           356           3          6.5         14.75     80,930       96.61       96.61        784           0
 800 +                                                 24           1,643,298       1.22   11.0218   10.5073           357           3        7.875            15     68,471       95.13       95.13        806           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty         Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
No                                                  1,689         112,808,638      83.86    11.501   10.9865           355           3          6.5            18     66,790       97.35       97.35        703       27.61
      NO                                            1,689         112,808,638      83.86    11.501   10.9865           355           3          6.5            18     66,790       97.35       97.35        703       27.61
Yes                                                   319          21,703,772      16.14   11.9958   11.4813           348           3         7.75        16.875     68,037       97.69       97.69        702           0
      1YP                                              25           1,801,225       1.34   11.8937   11.3792           310           4         9.25         14.25     72,049       97.94       97.94        691           0
      2YP                                             112           6,389,668       4.75   11.3713   10.8568           353           4            8        13.875     57,051       97.64       97.64        712           0
      3YP                                             135           9,721,795       7.23   12.2684   11.7539           349           2         7.75        16.875     72,013       97.27       97.27        703           0
      5YP                                               3             156,086       0.12    10.507    9.9925           357           3        8.875          12.5     52,029         100         100        675           0
      6MP                                              44           3,634,998        2.7   12.4792   11.9647           353           2         8.99         15.75     82,614       98.65       98.65        687           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
Second Lien                                         2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.   Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       MAX LTV     WA FICO      WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
LTV GT 80 w/out MI                                  1,979         131,940,953      98.09   11.6148   11.1003           353           3            7            18     66,671       98.02       98.02        100         702         27.61
LTV LE 80                                              29           2,571,456       1.91      9.84    9.3255           357           3          6.5            15     88,671        65.8        65.8         80         711             0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        100         702         27.61

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag               Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
No                                                    832          50,744,852      37.73   12.2922   11.7777           348           3        7.375            18     60,991       97.92       97.92        701       27.61
Yes                                                 1,176          83,767,558      62.27     11.15   10.6355           357           3          6.5         17.75     71,231       97.09       97.09        703           0
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

Collateral Grouped by IO
Collateral Grouped by IO                         Count           Total          Pct of    Wtd Avg   Wtd Avg     Wtd Avg      Wtd Avg     Wtd Avg       Wtd Avg       Min         Max         Avg      Wtd Avg     Wtd Avg      Wtd Avg           Wtd Avg
                                                                CURRENT        overall    CURRENT    TOTAL      CURRENT      STATED     REMAINING        AGE       CURRENT     CURRENT     CURRENT      LOAN       O LTV     FICO SCORE        BACK RATIO
                                                                BALANCE        CURRENT     GROSS     STRIP    NET COUPON    REM TERM       TERM                     GROSS       GROSS      BALANCE    TO VALUE
                                                                               BALANCE    COUPON                                                                    COUPON     COUPON
N                                                   1,750      117,699,446.34       87.5    11.471    0.5145       10.9565         231          355             3        6.5          18      67,257      97.41       97.41           702        27.61
0                                                   1,750      117,699,446.34       87.5    11.471    0.5145       10.9565         231          355             3        6.5          18      67,257      97.41       97.41           702        27.61
Y                                                     258       16,812,963.00       12.5   12.3503    0.5145       11.8358         314          342             2        8.5        17.5      65,167      97.35       97.35           706            0
60                                                     32        2,836,653.00       2.11   12.2063    0.5145       11.6918         191          309             2      8.625      16.875      88,645      95.96       95.96           712            0
120                                                   226       13,976,310.00      10.39   12.3795    0.5145        11.865         340          349             2        8.5        17.5      61,842      97.63       97.63           705            0
TOTAL                                               2,008      134,512,409.34        100   11.5809    0.5145       11.0664         241          354             3        6.5          18      66,988       97.4        97.4           702        27.61

Collateral Grouped by Servicer
Collateral Grouped by Servicer                   Count          Balance        Percent     GWAC      NWAC         WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                          COMBINED
                                                                                                                                                                                             LTV
EMC MORTGAGE                                        2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61
TOTAL                                               2,008         134,512,409        100   11.5809   11.0664           354           3          6.5            18     66,988        97.4        97.4        702       27.61

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

Source                                  Pct of overall       Wtd Avg
                                       CURRENT BALANCE      FICO SCORE
AMERICAN HOME MORTGAGE                              14.78            705
NEW CENTURY                                          9.79            719
SUNTRUST MORTGAGE                                    7.74            696
AEGIS MORTGAGE                                       5.21            700
SILVER STATE                                         4.58            689
LANCASTER MORTGAGE BANKER                             3.8            682
OPTEUM                                                3.8            691
TOTAL                                                 100            700

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

State                 Count        Total           Pct of
                                  CURRENT         overall
                                  BALANCE         CURRENT
                                                  BALANCE
Alabama                  43         1,369,734.58       0.26
Alaska                    8           598,983.62       0.11
Arizona                 613        34,835,358.88       6.62
Arkansas                 12           376,177.11       0.07
California            1,219       112,109,312.03      21.29
Colorado                427        22,353,905.45       4.25
Connecticut              65         3,862,124.65       0.73
Delaware                 29         1,461,042.64       0.28
District of Columbia     34         2,543,756.80       0.48
Florida                 982        49,427,357.77       9.39
Georgia                 829        31,119,544.29       5.91
Hawaii                   21         2,522,062.45       0.48
Idaho                    88         2,700,829.38       0.51
Illinois                288        17,084,705.69       3.24
Indiana                  65         1,800,649.92       0.34
Iowa                     14           464,861.82       0.09
Kansas                   45         1,671,742.39       0.32
Kentucky                 25           708,578.95       0.13
Louisiana                34         1,033,133.38        0.2
Maine                    20         1,015,398.28       0.19
Maryland                422        27,047,020.59       5.14
Massachusetts           160        12,614,838.15        2.4
Michigan                 99         4,182,294.04       0.79
Minnesota               185         8,869,027.79       1.68
Mississippi              10           232,351.12       0.04
Missouri                146         4,396,756.98       0.83
Montana                   6           367,103.65       0.07
Nebraska                  6           168,968.74       0.03
Nevada                  531        33,757,828.56       6.41
New Hampshire            25         1,438,724.15       0.27
New Jersey              315        21,595,758.85        4.1
New Mexico               41         1,611,717.64       0.31
New York                146        14,543,350.19       2.76
North Carolina          219         8,119,496.21       1.54
Ohio                    107         4,029,514.99       0.77
Oklahoma                 31           955,457.69       0.18
Oregon                  141         6,929,338.55       1.32
Pennsylvania             96         4,064,163.62       0.77
Rhode Island             48         3,030,032.27       0.58
South Carolina           88         3,672,488.36        0.7
South Dakota              4            87,253.09       0.02
Tennessee               135         4,204,402.62        0.8
Texas                   631        20,220,264.15       3.84
Utah                    135         5,366,951.16       1.02
Vermont                   4           180,387.67       0.03
Virginia                443        32,979,831.81       6.26
Washington              219        11,012,854.60       2.09
West Virginia             7           494,221.13       0.09
Wisconsin                36         1,150,763.11       0.22
Wyoming                   4           196,458.74       0.04
TOTAL                 9,301       526,578,880.30        100

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                 Count         Balance        Percent      GWAC      WA Strip        NWAC        ORIG AM      REM AM     STATED REM     WA AGE    MIN GWAC    MAX GWAC    AVG BAL     WA LTV       WA CLTV      WA FICO     WA DTI  REM IO
                                                                                                                                                                                                                                                                    TERM
10YR                                                  1           32,749.53       0.01     11.625        0.5145       11.1105         120          112           112          8      11.625      11.625     32,750         100           100          684        0       0
15YR                                              5,635      330,772,953.53      62.82     10.655        0.5145       10.1405         354          351           177          3       5.875      18.375     58,700       96.68         96.68          700    38.22       2
20YR                                                186       11,344,156.31       2.15     10.745        0.5145       10.2305         240          237           237          3       7.375       13.75     60,990        97.3          97.3          688    39.26      76
30YR                                              3,479      184,429,020.93      35.02    12.0731        0.5145       11.5586         360          358           358          2        6.75       18.25     53,012        97.4          97.4          700    35.68      30
TOTAL                                             9,301      526,578,880.30        100    11.1537        0.5145       10.6392         354          351           241          3       5.875      18.375     56,615       96.95         96.95          700    37.39      14

Collateral Grouped by Original Term
Collateral Grouped by Original Term             Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                    COMBINED
                                                                                                                                                                                                                       LTV
-180                                              5,636         330,805,703      62.82    10.6551       10.1406           351           3        5.875        18.375     58,695         112         360      96.68       96.68           700        38.22
 181 -  360                                       3,665         195,773,177      37.18    11.9961       11.4816           351           3         6.75         18.25     53,417         231         360       97.4        97.4           699        35.96
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615         112         360      96.95       96.95           700        37.39

Collateral Grouped by Original Balance
Collateral Grouped by Original Balance          Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
-10,000                                              64             612,784       0.12    11.9979       11.4834           343           3        6.625            16      9,575       92.61       92.61        706       33.14
  10,001 -   20,000                                 889          14,093,009       2.68    11.8033       11.2888           348           3         6.62        17.375     15,853       94.79       94.79        701       34.64
  20,001 -   30,000                               1,641          41,760,246       7.93    11.3338       10.8193           347           3        6.375         17.75     25,448       96.51       96.51        696       36.78
  30,001 -   40,000                               1,612          56,424,365      10.72    11.2633       10.7488           349           3        6.375            18     35,003       97.09       97.09        697       36.47
  40,001 -   50,000                               1,167          52,741,945      10.02    11.1292       10.6147           352           3        6.375         17.75     45,194       97.47       97.47        699          38
  50,001 -   60,000                                 961          52,820,979      10.03    11.1924       10.6779           352           3        6.125        18.375     54,965       97.58       97.58        701       37.51
  60,001 -   70,000                                 700          45,429,923       8.63     11.242       10.7275           352           3          6.5        16.875     64,900       97.69       97.69        698       37.71
  70,001 -   80,000                                 560          42,047,625       7.99     10.978       10.4635           352           3        6.375            17     75,085       97.44       97.44        698       37.44
  80,001 -   90,000                                 356          30,198,085       5.73    10.9479       10.4334           348           3          6.5            16     84,826       97.29       97.29        698       38.59
  90,001 -  100,000                                 277          26,401,165       5.01    11.0862       10.5717           348           3        6.125        16.875     95,311        97.4        97.4        692       37.34
 100,001 -  110,000                                 197          20,704,580       3.93    11.1438       10.6293           351           3        6.625        16.625    105,099       97.86       97.86        700       37.64
 110,001 -  120,000                                 203          23,420,649       4.45    10.9995        10.485           351           3          6.5        16.875    115,373       97.96       97.96        703       37.25
 120,001 -  130,000                                 129          16,156,726       3.07    11.0531       10.5386           349           3        6.375          15.5    125,246       97.33       97.33        702       36.66
 130,001 -  140,000                                  94          12,746,048       2.42    11.2675        10.753           353           3        6.875         14.75    135,596       97.67       97.67        701       38.64
 140,001 -  150,000                                 100          14,654,332       2.78    11.0851       10.5706           352           3            7        15.375    146,543       97.33       97.33        692       36.86
 150,001 -  200,000                                 213          37,082,832       7.04    11.0602       10.5457           352           3        6.625          16.5    174,098       95.88       95.88        707       38.19
 200,001 -  250,000                                  62          14,072,931       2.67    11.2042       10.6897           356           3        5.875            16    226,983        96.5        96.5        716       37.78
 250,001 -  300,000                                  38          10,723,565       2.04    11.2052       10.6907           354           3            7         16.25    282,199       94.86       94.86        707       37.63
 300,001 -  350,000                                  14           4,669,614       0.89    11.9872       11.4727           358           2         8.75        13.625    333,544       94.89       94.89        714       32.28
 350,001 -  400,000                                  15           5,858,890       1.11     9.5134        8.9989           357           3        7.375            12    390,593       89.32       89.32        710       42.23
 400,001 +                                            9           3,958,586       0.75    11.1904       10.6759           358           2          9.5        12.625    439,843       88.21       88.21        713       36.03
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Current Balance
Collateral Grouped by Current Balance           Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
-10,000                                              65             622,753       0.12    11.9139       11.3994           341           3        6.625            16      9,581       92.49       92.49        706       32.98
  10,001 -   20,000                                 889          14,103,001       2.68     11.802       11.2875           348           3         6.62        17.375     15,864       94.81       94.81        701       34.67
  20,001 -   30,000                               1,641          41,770,204       7.93    11.3322       10.8177           347           3        6.375         17.75     25,454       96.51       96.51        696       36.78
  30,001 -   40,000                               1,613          56,474,149      10.72    11.2663       10.7518           349           3        6.375            18     35,012       97.09       97.09        697       36.46
  40,001 -   50,000                               1,166          52,712,192      10.01    11.1246       10.6101           352           3        6.375         17.75     45,208       97.46       97.46        699       37.99
  50,001 -   60,000                                 962          52,890,928      10.04     11.195       10.6805           352           3        6.125        18.375     54,980       97.59       97.59        701       37.52
  60,001 -   70,000                                 698          45,310,025        8.6    11.2432       10.7287           352           3          6.5        16.875     64,914       97.69       97.69        698       37.71
  70,001 -   80,000                                 562          42,207,323       8.02    10.9783       10.4638           351           3        6.375            17     75,102       97.45       97.45        698       37.39
  80,001 -   90,000                                 358          30,398,178       5.77    10.9224       10.4079           349           3          6.5            16     84,911       97.28       97.28        699        38.7
  90,001 -  100,000                                 273          26,041,373       4.95    11.1171       10.6026           348           3        6.125        16.875     95,390       97.39       97.39        692       37.28
 100,001 -  110,000                                 197          20,704,580       3.93    11.1438       10.6293           351           3        6.625        16.625    105,099       97.86       97.86        700       37.64
 110,001 -  120,000                                 203          23,420,649       4.45    10.9995        10.485           351           3          6.5        16.875    115,373       97.96       97.96        703       37.25
 120,001 -  130,000                                 129          16,156,726       3.07    11.0531       10.5386           349           3        6.375          15.5    125,246       97.33       97.33        702       36.66
 130,001 -  140,000                                  94          12,746,048       2.42    11.2675        10.753           353           3        6.875         14.75    135,596       97.67       97.67        701       38.64
 140,001 -  150,000                                 100          14,654,332       2.78    11.0851       10.5706           352           3            7        15.375    146,543       97.33       97.33        692       36.86
 150,001 -  200,000                                 213          37,082,832       7.04    11.0602       10.5457           352           3        6.625          16.5    174,098       95.88       95.88        707       38.19
 200,001 -  250,000                                  62          14,072,931       2.67    11.2042       10.6897           356           3        5.875            16    226,983        96.5        96.5        716       37.78
 250,001 -  300,000                                  38          10,723,565       2.04    11.2052       10.6907           354           3            7         16.25    282,199       94.86       94.86        707       37.63
 300,001 -  350,000                                  14           4,669,614       0.89    11.9872       11.4727           358           2         8.75        13.625    333,544       94.89       94.89        714       32.28
 350,001 -  400,000                                  15           5,858,890       1.11     9.5134        8.9989           357           3        7.375            12    390,593       89.32       89.32        710       42.23
 400,001 +                                            9           3,958,586       0.75    11.1904       10.6759           358           2          9.5        12.625    439,843       88.21       88.21        713       36.03
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon      Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
10_Yr                                                 1              32,750       0.01     11.625       11.1105           112           8       11.625        11.625     32,750         100         100        684           0
        11.500 -   11.749                             1              32,750       0.01     11.625       11.1105           112           8       11.625        11.625     32,750         100         100        684           0
15_Yr                                             5,635         330,772,954      62.82     10.655       10.1405           351           3        5.875        18.375     58,700       96.68       96.68        700       38.22
         5.750 -    5.999                             1             217,702       0.04      5.875        5.3605           356           4        5.875         5.875    217,702          80          80        781        32.9
         6.000 -    6.249                             2             150,249       0.03      6.125        5.6105           289           4        6.125         6.125     75,125       89.63       89.63        734       30.94
         6.250 -    6.499                            10             492,158       0.09      6.375        5.8605           345           5        6.375         6.375     49,216       84.09       84.09        776       29.38
         6.500 -    6.749                            41           2,310,466       0.44     6.5561        6.0416           333           4          6.5         6.625     56,353       88.86       88.86        749       37.78
         6.750 -    6.999                            74           4,310,056       0.82     6.8223        6.3078           349           4         6.75           6.9     58,244       92.84       92.84        744       39.38
         7.000 -    7.249                            90           5,213,454       0.99     7.0436        6.5291           349           4            7         7.125     57,927        92.4        92.4        733        37.5
         7.250 -    7.499                           163           8,803,373       1.67     7.3155         6.801           346           4         7.25           7.4     54,008       95.66       95.66        722       37.64
         7.500 -    7.749                           176          10,790,509       2.05     7.5473        7.0328           352           4          7.5         7.625     61,310          95          95        718       37.81
         7.750 -    7.999                           188          11,710,355       2.22     7.8182        7.3037           352           4         7.75         7.875     62,289       94.89       94.89        708       39.01
         8.000 -    8.249                           196          11,393,749       2.16     8.0511        7.5366           354           4            8          8.15     58,131       95.47       95.47        717       38.27
         8.250 -    8.499                           178           9,407,971       1.79     8.3064        7.7919           354           4         8.25          8.42     52,854        96.3        96.3        707       38.02
         8.500 -    8.749                           138           8,124,217       1.54     8.5461        8.0316           354           4          8.5          8.66     58,871       96.59       96.59        707       39.42
         8.750 -    8.999                            91           5,558,942       1.06        8.8        8.2855           353           4         8.75          8.99     61,087          94          94        709       39.12
         9.000 -    9.249                           101           5,662,934       1.08     9.0456        8.5311           353           3            9         9.125     56,069       95.75       95.75        708       41.07
         9.250 -    9.499                           141           8,853,860       1.68     9.3253        8.8108           352           4         9.25         9.469     62,793       95.25       95.25        703       39.35
         9.500 -    9.749                           176          10,602,486       2.01     9.5708        9.0563           354           4          9.5         9.742     60,241       95.47       95.47        709       38.71
         9.750 -    9.999                           285          17,233,434       3.27      9.836        9.3215           352           4         9.75         9.999     60,468       97.21       97.21        710       38.79
        10.000 -   10.249                           227          13,729,274       2.61     10.064        9.5495           352           4           10         10.24     60,481       97.36       97.36        706       39.06
        10.250 -   10.499                           227          16,653,093       3.16    10.3313        9.8168           352           4        10.25         10.49     73,362       97.65       97.65        703       38.63
        10.500 -   10.749                           237          14,475,949       2.75    10.5639       10.0494           351           3         10.5          10.7     61,080        96.8        96.8        703       38.41
        10.750 -   10.999                           231          14,265,634       2.71    10.8395        10.325           349           3        10.75         10.99     61,756       97.14       97.14        690       37.54
        11.000 -   11.249                           216          12,647,913        2.4    11.0609       10.5464           346           3           11         11.24     58,555       96.72       96.72        688        37.5
        11.250 -   11.499                           187          11,081,763        2.1    11.3265        10.812           354           3        11.25        11.499     59,261       95.38       95.38        700       37.92
        11.500 -   11.749                           221          13,753,457       2.61     11.563       11.0485           351           3         11.5          11.7     62,233        96.3        96.3        695       36.84
        11.750 -   11.999                           325          18,540,993       3.52    11.8508       11.3363           352           3        11.75         11.99     57,049       97.94       97.94        678       38.05
        12.000 -   12.249                           248          15,632,340       2.97    12.0439       11.5294           357           3           12         12.14     63,034        97.4        97.4        697       37.33
        12.250 -   12.499                           150           8,643,450       1.64    12.3128       11.7983           356           3        12.25         12.49     57,623       97.91       97.91        686       38.39
        12.500 -   12.749                           205          12,165,588       2.31    12.5578       12.0433           346           3         12.5         12.72     59,344       97.91       97.91        688       39.65
        12.750 -   12.999                           263          14,225,161        2.7    12.8116       12.2971           352           3        12.75        12.999     54,088       97.74       97.74        681       38.26
        13.000 -   13.249                           145           7,453,941       1.42    13.0262       12.5117           354           3           13        13.125     51,406       98.32       98.32        690        37.8
        13.250 -   13.499                           132           6,253,612       1.19    13.3057       12.7912           353           3        13.25        13.499     47,376       98.24       98.24        695       39.05
        13.500 -   13.749                           189          11,072,245        2.1    13.5164       13.0019           339           3         13.5         13.65     58,583       98.89       98.89        680       37.43
        13.750 -   13.999                            84           4,450,674       0.85    13.8032       13.2887           349           2        13.75        13.999     52,984       98.49       98.49        691       38.54
        14.000 -   14.249                            48           2,643,738        0.5    14.0281       13.5136           356           3           14        14.125     55,078       98.95       98.95        687       35.53
        14.250 -   14.499                            37           1,728,826       0.33    14.3201       13.8056           343           2        14.25         14.49     46,725       98.74       98.74        713       35.86
        14.500 -   14.749                            37           1,729,865       0.33    14.5477       14.0332           354           3         14.5        14.625     46,753       98.83       98.83        702       37.35
        14.750 -   14.999                            35           1,958,542       0.37    14.8318       14.3173           353           3        14.75         14.99     55,958       96.98       96.98        694       37.32
        15.000 -   15.249                            43           1,659,474       0.32    15.0041       14.4896           355           3           15        15.125     38,592       99.36       99.36        680       35.91
        15.250 -   15.499                            14             690,570       0.13    15.2673       14.7528           358           3        15.25        15.375     49,326       99.99       99.99        681       26.12
        15.500 -   15.749                            13             519,574        0.1    15.5158       15.0013           339           3         15.5        15.625     39,967       98.12       98.12        660        37.5
        15.750 -   15.999                            13             776,048       0.15    15.7994       15.2849           313           2        15.75        15.875     59,696       98.55       98.55        699       43.06
        16.000 -   16.249                            16             750,680       0.14    16.0343       15.5198           330           2           16        16.125     46,917       99.99       99.99        707       33.47
        16.250 -   16.499                            20           1,416,414       0.27    16.2911       15.7766           358           3        16.25        16.375     70,821       96.74       96.74        709       39.99
        16.500 -   16.749                             4             256,253       0.05    16.5705        16.056           328           3         16.5        16.625     64,063       98.34       98.34        719       43.21
        16.750 -   16.999                             5             311,053       0.06    16.8621       16.3476           288           3        16.75        16.875     62,211       98.53       98.53        708       41.22
        17.000 -   17.249                             3             138,470       0.03    17.0162       16.5017           302           3           17        17.125     46,157       97.81       97.81        694       40.38
        17.250 -   17.499                             3              87,683       0.02      17.25       16.7355           359           1        17.25         17.25     29,228         100         100        677       37.54
        17.500 -   17.749                             1              32,992       0.01     17.625       17.1105           357           3       17.625        17.625     32,992         100         100        667           0
        17.750 -   17.999                             4             131,970       0.03      17.75       17.2355           357           3        17.75         17.75     32,992       99.92       99.92        680          38
        18.250 -   18.499                             1              59,800       0.01     18.375       17.8605           178           2       18.375        18.375     59,800          90          90        654       49.55
20_Yr                                               186          11,344,156       2.15     10.745       10.2305           237           3        7.375         13.75     60,990        97.3        97.3        688       39.26
         7.250 -    7.499                             1              35,644       0.01      7.375        6.8605           237           3        7.375         7.375     35,644         100         100        733       43.49
         8.500 -    8.749                             1             118,000       0.02      8.625        8.1105           237           3        8.625         8.625    118,000         100         100        781       36.99
         8.750 -    8.999                             5             256,830       0.05     8.7974        8.2829           236           4         8.75         8.875     51,366       95.38       95.38        724       40.73
         9.000 -    9.249                             4             188,829       0.04      9.052        8.5375           237           3            9         9.125     47,207       94.99       94.99        728       30.57
         9.250 -    9.499                             3             141,962       0.03       9.25        8.7355           237           3         9.25          9.25     47,321       94.74       94.74        683       42.22
         9.500 -    9.749                            19           1,174,978       0.22     9.5651        9.0506           237           3          9.5         9.625     61,841       98.36       98.36        717       35.77
         9.750 -    9.999                            23           1,372,702       0.26     9.8191        9.3046           237           3         9.75          9.99     59,683       98.12       98.12        699       40.92
        10.000 -   10.249                            14           1,011,086       0.19     10.075        9.5605           236           4           10        10.125     72,220       99.15       99.15        702        41.4
        10.250 -   10.499                             7             399,300       0.08    10.2745          9.76           237           3        10.25        10.375     57,043       99.02       99.02        699       42.39
        10.500 -   10.749                            18             977,567       0.19    10.5553       10.0408           236           4         10.5        10.625     54,309       98.51       98.51        696       40.34
        10.750 -   10.999                            16             971,800       0.18    10.8115        10.297           237           3        10.75         10.99     60,737       97.16       97.16        687       38.68
        11.000 -   11.249                            13             893,596       0.17    11.0534       10.5389           236           4           11        11.125     68,738       97.29       97.29        694       35.52
        11.250 -   11.499                             9             579,922       0.11    11.2787       10.7642           236           4        11.25        11.375     64,436       99.25       99.25        649       40.68
        11.500 -   11.749                            14             981,196       0.19    11.5788       11.0643           237           3         11.5        11.625     70,085       98.93       98.93        664       43.45
        11.750 -   11.999                            15             956,176       0.18    11.8446       11.3301           236           4        11.75         11.99     63,745        95.1        95.1        667       35.08
        12.000 -   12.249                             5             343,760       0.07    12.0986       11.5841           237           3           12        12.125     68,752       95.37       95.37        699       37.11
        12.250 -   12.499                             3              74,209       0.01    12.4027       11.8882           238           2        12.32         12.44     24,736         100         100        613       31.15
        12.500 -   12.749                             4              91,906       0.02    12.5523       12.0378           237           3         12.5        12.625     22,976       95.93       95.93        651       45.51
        12.750 -   12.999                             7             425,968       0.08    12.7882       12.2737           237           3        12.75        12.875     60,853       90.46       90.46        643        40.6
        13.000 -   13.249                             1              51,861       0.01         13       12.4855           237           3           13            13     51,861         100         100        602       30.65
        13.250 -   13.499                             2             113,945       0.02    13.3764       12.8619           237           3       13.375         13.38     56,973         100         100        640       36.43
        13.500 -   13.749                             1              32,920       0.01      13.73       13.2155           237           3        13.73         13.73     32,920         100         100        615       23.37
        13.750 -   13.999                             1             150,000       0.03      13.75       13.2355           236           4        13.75         13.75    150,000       78.94       78.94        643       49.68
30_Yr                                             3,479         184,429,021      35.02    12.0731       11.5586           358           2         6.75         18.25     53,012        97.4        97.4        700       35.68
         6.750 -    6.999                             1              36,836       0.01       6.75        6.2355           359           2         6.75          6.75     36,836       99.96       99.96        726       46.38
         7.000 -    7.249                             2             354,112       0.07          7        6.4855           357           3            7             7    177,056       86.65       86.65        690       33.01
         7.250 -    7.499                             6             282,357       0.05     7.3084        6.7939           357           3         7.25         7.375     47,060        92.7        92.7        741        38.2
         7.500 -    7.749                            14             721,474       0.14     7.5652        7.0507           357           3          7.5         7.712     51,534       97.83       97.83        730       40.91
         7.750 -    7.999                            13             682,629       0.13     7.8126        7.2981           357           3         7.75         7.875     52,510       86.94       86.94        725       38.49
         8.000 -    8.249                            16             676,552       0.13     8.0545          7.54           358           3            8         8.125     42,285       98.06       98.06        723       39.46
         8.250 -    8.499                            21             787,544       0.15     8.2745          7.76           358           2         8.25         8.375     37,502       95.85       95.85        728       31.81
         8.500 -    8.749                            36           1,484,850       0.28      8.588        8.0735           358           3          8.5          8.66     41,246       96.68       96.68        716       37.76
         8.750 -    8.999                            26           1,653,516       0.31     8.8162        8.3017           357           3         8.75          8.94     63,597       92.69       92.69        737       35.82
         9.000 -    9.249                            53           2,785,468       0.53     9.0548        8.5403           358           2            9         9.125     52,556       97.15       97.15        720       30.69
         9.250 -    9.499                            35           1,690,027       0.32     9.3085         8.794           357           3         9.25          9.49     48,286       98.16       98.16        698       36.38
         9.500 -    9.749                            74           4,891,858       0.93      9.551        9.0365           358           2          9.5          9.65     66,106        96.8        96.8        722       37.17
         9.750 -    9.999                           124           5,986,137       1.14      9.834        9.3195           358           3         9.75          9.99     48,275       94.52       94.52        700       35.13
        10.000 -   10.249                           123           6,425,741       1.22    10.0725         9.558           358           2           10        10.218     52,242       98.54       98.54        711       36.32
        10.250 -   10.499                            83           5,106,983       0.97    10.3142        9.7997           358           2        10.25         10.48     61,530       97.47       97.47        715       34.92
        10.500 -   10.749                           107           5,495,535       1.04     10.545       10.0305           357           3         10.5        10.625     51,360       97.93       97.93        704       37.46
        10.750 -   10.999                           138           7,842,750       1.49    10.8138       10.2993           358           3        10.75         10.99     56,832       97.44       97.44        709        34.4
        11.000 -   11.249                           131           7,671,835       1.46    11.0419       10.5274           358           2           11        11.125     58,564       97.37       97.37        703        35.4
        11.250 -   11.499                           130           6,614,594       1.26    11.3111       10.7966           357           3        11.25         11.49     50,881       97.75       97.75        690       32.68
        11.500 -   11.749                           188          10,370,284       1.97    11.5522       11.0377           357           3         11.5        11.625     55,161       98.16       98.16        702       35.43
        11.750 -   11.999                           197          11,597,245        2.2     11.823       11.3085           358           2        11.75         11.95     58,869       96.93       96.93        697       34.51
        12.000 -   12.249                           212          14,158,342       2.69    12.0382       11.5237           358           3           12         12.16     66,785       97.48       97.48        702       35.95
        12.250 -   12.499                           148           8,727,343       1.66    12.3109       11.7964           358           3        12.25         12.45     58,969       98.11       98.11        688        34.9
        12.500 -   12.749                           213          12,433,228       2.36    12.5438       12.0293           358           2         12.5         12.72     58,372       97.74       97.74        679       36.11
        12.750 -   12.999                           211          11,549,615       2.19    12.8139       12.2994           358           2        12.75         12.99     54,738       96.94       96.94        694       36.87
        13.000 -   13.249                           143           6,935,859       1.32    13.0635        12.549           358           3           13        13.125     48,503       98.54       98.54        689        36.6
        13.250 -   13.499                           163           7,701,573       1.46    13.3093       12.7948           358           3        13.25         13.38     47,249        97.8        97.8        693       38.24
        13.500 -   13.749                           191           8,621,133       1.64    13.5443       13.0298           358           3         13.5        13.625     45,137       97.78       97.78        693        37.1
        13.750 -   13.999                           150           7,145,750       1.36    13.8142       13.2997           358           3        13.75         13.99     47,638        96.4        96.4        696        34.9
        14.000 -   14.249                            97           4,759,080        0.9    14.0566       13.5421           358           3           14        14.125     49,063       98.17       98.17        704       35.99
        14.250 -   14.499                            86           3,898,380       0.74    14.2956       13.7811           358           3        14.25        14.375     45,330       98.36       98.36        705       36.32
        14.500 -   14.749                            67           2,739,262       0.52    14.5462       14.0317           358           2         14.5        14.625     40,885       98.24       98.24        703       36.34
        14.750 -   14.999                            62           2,778,159       0.53    14.8002       14.2857           358           2        14.75         14.88     44,809       97.61       97.61        712       33.88
        15.000 -   15.249                            58           2,236,159       0.42    15.0636       14.5491           358           2           15         15.13     38,554       97.77       97.77        705       33.42
        15.250 -   15.499                            32           1,594,361        0.3    15.3038       14.7893           357           3        15.25        15.375     49,824       97.55       97.55        717       30.03
        15.500 -   15.749                            30           1,477,260       0.28    15.5536       15.0391           359           2         15.5        15.625     49,242       96.98       96.98        699       36.87
        15.750 -   15.999                            26           1,092,279       0.21    15.7968       15.2823           358           2        15.75        15.875     42,011       98.23       98.23        711       36.92
        16.000 -   16.249                            24           1,251,603       0.24    16.0344       15.5199           359           2           16        16.125     52,150       97.27       97.27        688       37.39
        16.250 -   16.499                            19             879,181       0.17    16.2901       15.7756           359           1        16.25        16.375     46,273       98.58       98.58        692       36.53
        16.500 -   16.749                             8             416,919       0.08    16.5303       16.0158           359           2         16.5        16.625     52,115        96.2        96.2        682       40.26
        16.750 -   16.999                             9             459,689       0.09    16.8291       16.3146           359           2        16.75        16.875     51,077       98.89       98.89        710        46.9
        17.000 -   17.249                             5             152,806       0.03    17.0188       16.5043           358           2           17        17.125     30,561       99.48       99.48        688        28.7
        17.250 -   17.499                             2              35,316       0.01     17.375       16.8605           359           1       17.375        17.375     17,658         100         100        691        35.7
        17.500 -   17.749                             3             141,100       0.03       17.5       16.9855           359           1         17.5          17.5     47,033       99.99       99.99        679           0
        18.000 -   18.249                             1              32,293       0.01         18       17.4855           358           2           18            18     32,293         100         100        635           0
        18.250 -   18.499                             1              54,000       0.01      18.25       17.7355           358           2        18.25         18.25     54,000          85          85        732           0
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon        Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                    COMBINED
                                                                                                                                                                                                                       LTV
   5.250 -    5.499                                   1             217,702       0.04      5.875        5.3605           356           4        5.875         5.875    217,702         356         356         80          80           781         32.9
   5.500 -    5.749                                   2             150,249       0.03      6.125        5.6105           289           4        6.125         6.125     75,125         176         356      89.63       89.63           734        30.94
   5.750 -    5.999                                  32           1,764,871       0.34     6.4651        5.9506           345           4        6.375           6.5     55,152         175         357      88.51       88.51           755        34.78
   6.000 -    6.249                                  54           2,897,473       0.55     6.7052        6.1907           335           4         6.62          6.75     53,657         175         359       90.1        90.1           745        38.49
   6.250 -    6.499                                 100           6,237,383       1.18     6.9503        6.4358           351           4        6.875             7     62,374         175         359      93.27       93.27           737        38.42
   6.500 -    6.749                                 117           6,165,330       1.17     7.2132        6.6987           351           4        7.125          7.25     52,695         175         359       94.6        94.6           733        37.77
   6.750 -    6.999                                 209          11,850,606       2.25     7.4498        6.9353           346           4        7.375           7.5     56,701         175         359      94.64       94.64           716        37.65
   7.000 -    7.249                                 157          10,056,319       1.91     7.6952        7.1807           352           4        7.625          7.75     64,053         175         359      94.84       94.84           714        38.48
   7.250 -    7.499                                 229          13,904,701       2.64     7.9388        7.4243           355           4          7.8             8     60,719         176         360      94.93       94.93           713        39.12
   7.500 -    7.749                                 206          10,710,248       2.03     8.1926        7.6781           354           4         8.12          8.25     51,991         176         359       96.7        96.7           714        37.22
   7.750 -    7.999                                 182          10,005,163        1.9     8.4444        7.9299           353           4         8.34           8.5     54,973         176         360      96.53       96.53           709        39.21
   8.000 -    8.249                                 143           8,329,489       1.58     8.6881        8.1736           351           4        8.625          8.75     58,248         176         359      94.13       94.13           712        38.01
   8.250 -    8.499                                 155           8,556,149       1.62     8.9508        8.4363           351           3          8.8             9     55,201         176         360      95.84       95.84           709        38.38
   8.500 -    8.749                                 138           8,041,828       1.53     9.1977        8.6832           353           3        9.125          9.25     58,274         176         360      95.68       95.68           708        38.39
   8.750 -    8.999                                 224          14,004,510       2.66     9.4474        8.9329           348           3         9.37           9.5     62,520         174         360      96.24       96.24           709        38.37
   9.000 -    9.249                                 309          18,106,159       3.44     9.6897        9.1752           346           3         9.59          9.75     58,596         175         360      96.28       96.28           711        36.83
   9.250 -    9.499                                 475          25,616,692       4.86     9.9332        9.4187           348           3          9.8            10     53,930         174         360      97.04       97.04           706        37.64
   9.500 -    9.749                                 287          19,417,342       3.69    10.1852        9.6707           348           3       10.125         10.25     67,656         175         360      97.95       97.95           708        39.49
   9.750 -    9.999                                 400          24,606,557       4.67    10.4321        9.9176           351           3       10.375          10.5     61,516         176         360      97.74       97.74           705        37.04
  10.000 -   10.249                                 329          19,535,976       3.71    10.6874       10.1729           347           3         10.6         10.75     59,380         176         360      96.98       96.98           701        36.68
  10.250 -   10.499                                 431          25,778,170        4.9    10.9419       10.4274           347           3       10.875            11     59,810         174         360      96.97       96.97           693        36.99
  10.500 -   10.749                                 292          17,314,308       3.29    11.1891       10.6746           348           3         11.1         11.25     59,296         173         360      96.33       96.33           694        37.54
  10.750 -   10.999                                 411          22,916,076       4.35    11.4492       10.9347           353           3        11.35          11.5     55,757         176         360      96.98       96.98           693        36.04
  11.000 -   11.249                                 388          22,155,083       4.21    11.6823       11.1678           348           3        11.54         11.75     57,101         112         360         97          97           695        36.38
  11.250 -   11.499                                 640          40,950,468       7.78     11.941       11.4265           354           3        11.77            12     63,985         176         360      97.51       97.51           691        36.97
  11.500 -   11.749                                 312          19,012,937       3.61    12.1838       11.6693           355           3        12.04         12.25     60,939         176         360      98.06       98.06           695        36.32
  11.750 -   11.999                                 413          23,167,706        4.4     12.455       11.9405           354           3        12.32          12.5     56,096         174         360      97.97       97.97           684        37.76
  12.000 -   12.249                                 415          23,597,935       4.48    12.6968       12.1823           352           3        12.55         12.75     56,862         176         360      97.12       97.12           686        36.54
  12.250 -   12.499                                 414          21,986,434       4.18    12.9304       12.4159           353           3        12.79            13     53,107         175         360      98.03       98.03           687        38.45
  12.500 -   12.749                                 256          12,667,384       2.41    13.1996       12.6851           357           3      13.0875         13.25     49,482         175         360      97.93       97.93           693        36.94
  12.750 -   12.999                                 422          21,676,957       4.12    13.4629       12.9484           348           3       13.375          13.5     51,367         176         360      98.32       98.32           684        38.06
  13.000 -   13.249                                 225          10,849,331       2.06     13.698       13.1835           349           3        13.62         13.76     48,219         177         360      97.35       97.35           695        37.26
  13.250 -   13.499                                 207          10,097,244       1.92    13.9341       13.4196           357           3        13.87            14     48,779         179         360      97.97       97.97           697        36.01
  13.500 -   13.749                                 121           6,025,036       1.14     14.193       13.6785           356           2       14.125         14.25     49,794         175         360      98.34       98.34           699         35.6
  13.750 -   13.999                                 115           5,146,304       0.98     14.444       13.9295           354           2       14.375          14.5     44,750         177         360       98.6        98.6           708        36.36
  14.000 -   14.249                                  86           4,349,930       0.83     14.702       14.1875           354           2       14.625         14.75     50,581         179         360      97.41       97.41           705        36.65
  14.250 -   14.499                                 120           4,761,187        0.9    14.9548       14.4403           357           2       14.865            15     39,677         178         360      98.43       98.43           699        34.52
  14.500 -   14.749                                  57           2,697,098       0.51    15.1947       14.6802           358           2        15.12         15.25     47,318         355         360      97.67       97.67           698        31.71
  14.750 -   14.999                                  45           2,078,836       0.39     15.453       14.9385           353           3       15.375          15.5     46,196         178         360      97.85       97.85           699        35.18
  15.000 -   15.249                                  37           1,851,928       0.35    15.7028       15.1883           347           2        15.62         15.75     50,052         178         360      98.07       98.07           701        35.82
  15.250 -   15.499                                  44           2,167,791       0.41    15.9587       15.4442           341           2       15.875            16     49,268         178         360       98.1        98.1           696        37.02
  15.500 -   15.749                                  36           2,097,483        0.4    16.2172       15.7027           358           2       16.125         16.25     58,263         356         360      97.13       97.13           710        35.89
  15.750 -   15.999                                  22           1,175,881       0.22    16.4205        15.906           352           2       16.375          16.5     53,449         175         360      98.67       98.67           693        39.83
  16.000 -   16.249                                  10             446,424       0.08    16.6813       16.1668           358           2       16.625         16.75     44,642         357         360      98.73       98.73           695        43.75
  16.250 -   16.499                                  15             820,061       0.16    16.9132       16.3987           322           2       16.875            17     54,671         178         360      98.61       98.61           710         40.1
  16.500 -   16.749                                   5             128,670       0.02    17.2102       16.6957           359           2       17.125         17.25     25,734         356         360       99.3        99.3           675        30.09
  16.750 -   16.999                                   5             176,416       0.03     17.475       16.9605           359           1       17.375          17.5     35,283         358         359      99.99       99.99           681         35.7
  17.000 -   17.249                                   5             164,962       0.03     17.725       17.2105           357           3       17.625         17.75     32,992         357         358      99.94       99.94           678           38
  17.250 -   17.499                                   1              32,293       0.01         18       17.4855           358           2           18            18     32,293         358         358        100         100           635            0
  17.500 -   17.749                                   1              54,000       0.01      18.25       17.7355           358           2        18.25         18.25     54,000         358         358         85          85           732            0
  17.750 -   17.999                                   1              59,800       0.01     18.375       17.8605           178           2       18.375        18.375     59,800         178         178         90          90           654        49.55
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615         112         360      96.95       96.95           700        37.39

Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term            Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                    COMBINED
                                                                                                                                                                                                                       LTV
-179                                                249          10,707,502       2.03    11.0996       10.5851           176           3        6.125        18.375     43,002         112         179      96.72       96.72           694        36.81
 180 -  360                                       9,052         515,871,378      97.97    11.1548       10.6403           354           3        5.875         18.25     56,990         180         360      96.95       96.95           700         37.4
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615         112         360      96.95       96.95           700        37.39

Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value             Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                    COMBINED
                                                                                                                                                                                                                       LTV
   0.00 -   30.00                                     7             242,995       0.05    11.6083       11.0938           358           3        9.875        13.875     34,714         355         359      25.25       25.25           719        28.69
  30.01 -   40.00                                    14           1,118,153       0.21    11.4267       10.9122           357           3        8.125            15     79,868         354         359      39.93       39.93           677        35.92
  40.01 -   50.00                                     8             403,629       0.08     9.3525         8.838           357           4        6.375        12.875     50,454         355         359      44.91       44.91           733        27.48
  50.01 -   60.00                                     6             538,647        0.1     8.5157        8.0012           347           3        7.375        12.625     89,775         176         358      58.08       58.08           672        33.91
  60.01 -   70.00                                    10             770,783       0.15     8.9053        8.3908           356           4        6.875            14     77,078         355         357      65.76       65.76           713        33.49
  70.01 -   79.99                                    72           7,020,075       1.33     9.3588        8.8443           348           3          6.5         13.75     97,501         176         360      76.94       76.94           702        40.06
  80.00 -   80.00                                    45           3,559,356       0.68    10.1123        9.5978           355           3        5.875         13.75     79,097         179         359         80          80           712        34.73
  80.01 -   90.00                                 1,315          62,470,514      11.86    10.3707        9.8562           350           3        6.125        18.375     47,506         175         360      88.95       88.95           700        35.81
  90.01 -   95.00                                 1,636          88,205,636      16.75    11.1712       10.6567           351           3        6.375        17.125     53,915         174         360      94.61       94.61           705        36.94
  95.01 -  100.00                                 6,188         362,249,090      68.79     11.339       10.8245           351           3          6.5            18     58,541         112         360      99.86       99.86           699        37.79
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615         112         360      96.95       96.95           700        37.39

Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value    Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     Min WAM     Max WAM     WA LTV       WA         WA FICO       WA DTI
                                                                                                                                                                                                                    COMBINED
                                                                                                                                                                                                                       LTV
   0.00 -   30.00                                     7             242,995       0.05    11.6083       11.0938           358           3        9.875        13.875     34,714         355         359      25.25       25.25           719        28.69
  30.01 -   40.00                                    14           1,118,153       0.21    11.4267       10.9122           357           3        8.125            15     79,868         354         359      39.93       39.93           677        35.92
  40.01 -   50.00                                     8             403,629       0.08     9.3525         8.838           357           4        6.375        12.875     50,454         355         359      44.91       44.91           733        27.48
  50.01 -   60.00                                     6             538,647        0.1     8.5157        8.0012           347           3        7.375        12.625     89,775         176         358      58.08       58.08           672        33.91
  60.01 -   70.00                                    10             770,783       0.15     8.9053        8.3908           356           4        6.875            14     77,078         355         357      65.76       65.76           713        33.49
  70.01 -   79.99                                    72           7,020,075       1.33     9.3588        8.8443           348           3          6.5         13.75     97,501         176         360      76.94       76.94           702        40.06
  80.00 -   80.00                                    45           3,559,356       0.68    10.1123        9.5978           355           3        5.875         13.75     79,097         179         359         80          80           712        34.73
  80.01 -   90.00                                 1,315          62,470,514      11.86    10.3707        9.8562           350           3        6.125        18.375     47,506         175         360      88.95       88.95           700        35.81
  90.01 -   95.00                                 1,636          88,205,636      16.75    11.1712       10.6567           351           3        6.375        17.125     53,915         174         360      94.61       94.61           705        36.94
  95.01 -  100.00                                 6,188         362,249,090      68.79     11.339       10.8245           351           3          6.5            18     58,541         112         360      99.86       99.86           699        37.79
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615         112         360      96.95       96.95           700        37.39

Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type        Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
Full/Alternative                                  2,164         100,206,705      19.03     9.6041        9.0896           349           4        5.875       15.4855     46,306       96.98       96.98        696       38.67
       0.00 - 10.00                                  12             412,969       0.08     9.1829        8.6684           352           3        6.375       13.9855     34,414       88.22       88.22        725        7.92
      10.01 - 20.00                                  91           4,117,069       0.78     10.685       10.1705           352           3        6.375       13.8605     45,243       95.85       95.85        700       16.41
      20.01 - 25.00                                  98           3,653,024       0.69    10.0667        9.5522           343           3          6.5       13.6105     37,276       96.74       96.74        706       22.98
      25.01 - 30.00                                 181           7,667,467       1.46     9.4015         8.887           348           4        6.125       14.4855     42,362       96.08       96.08        701        27.6
      30.01 - 35.00                                 292          12,979,799       2.46     9.2882        8.7737           349           4        5.875       15.4855     44,451       96.78       96.78        712        32.9
      35.01 - 40.00                                 446          20,765,695       3.94     9.3776        8.8631           350           4        6.375       15.1105     46,560        96.9        96.9        696       37.78
      40.01 - 45.00                                 571          26,920,829       5.11     9.4379        8.9234           349           4        6.375       15.2355     47,147       97.29       97.29        694        42.8
      45.01 - 50.00                                 402          20,339,994       3.86    10.0272        9.5127           347           4          6.5       15.3605     50,597       97.63       97.63        684       47.52
      50.01 - 55.00                                  71           3,349,859       0.64     9.6804        9.1659           351           3         6.75       13.3755     47,181       96.54       96.54        684       52.57
Limited                                              47           2,118,770        0.4     9.5453        9.0308           348           3          6.5       13.3605     45,080       97.18       97.18        699       36.26
       0.00 - 10.00                                   1              51,000       0.01       13.5       12.9855           359           1         13.5       12.9855     51,000         100         100        625        7.39
      10.01 - 20.00                                   2              80,568       0.02     9.6332        9.1187           301           5          6.5       10.4855     40,284       96.32       96.32        723       15.91
      20.01 - 25.00                                   5             182,348       0.03    10.1119        9.5974           358           3        7.125       12.0855     36,470       96.16       96.16        700       22.62
      25.01 - 30.00                                   9             384,778       0.07     8.2025         7.688           335           4         6.75       10.9755     42,753          97          97        730        27.8
      30.01 - 35.00                                   3             181,420       0.03    10.2164        9.7019           358           2           10        9.9855     60,473       99.19       99.19        646        33.5
      35.01 - 40.00                                   8             298,995       0.06     9.1823        8.6678           352           3            7       11.4855     37,374       96.48       96.48        719       37.09
      40.01 - 45.00                                  10             377,127       0.07     8.8377        8.3232           344           4         6.75       12.4855     37,713        98.2        98.2        721       41.64
      45.01 - 50.00                                   6             357,982       0.07    11.5454       11.0309           358           2          7.5       13.3605     59,664       94.58       94.58        646       47.03
      50.01 - 55.00                                   3             204,553       0.04     8.2855         7.771           356           4         7.25       12.2355     68,184         100         100        715       52.04
No Documentation                                    633          33,522,550       6.37    12.3718       11.8573           356           3         7.75       17.7355     52,958        95.6        95.6        719           0
       0.00 - 10.00                                 633          33,522,550       6.37    12.3718       11.8573           356           3         7.75       17.7355     52,958        95.6        95.6        719           0
No Income/No Asset                                  115           7,120,752       1.35    11.5986       11.0841           355           3        8.375       17.1105     61,920       95.59       95.59        714           0
       0.00 - 10.00                                 115           7,120,752       1.35    11.5986       11.0841           355           3        8.375       17.1105     61,920       95.59       95.59        714           0
No Ratio                                          1,972         132,795,335      25.22    11.5763       11.0618           353           3          6.5       17.2355     67,340       97.39       97.39        703       27.61
       0.00 - 10.00                               1,971         132,772,736      25.21    11.5765        11.062           353           3          6.5       17.2355     67,363       97.39       97.39        702           0
      25.01 - 30.00                                   1              22,599          0      10.75       10.2355           353           7        10.75       10.2355     22,599         100         100        745       27.61
No Ratio/Ver Employ                                  36           1,717,074       0.33     11.932       11.4175           358           2          9.5       17.4855     47,697       98.27       98.27        700           0
       0.00 - 10.00                                  36           1,717,074       0.33     11.932       11.4175           358           2          9.5       17.4855     47,697       98.27       98.27        700           0
Stated Income                                     3,687         210,898,326      40.05    11.2497       10.7352           350           3        6.375       17.2355     57,201       96.81       96.81        698        36.7
       0.00 - 10.00                                  54           2,523,233       0.48    11.1759       10.6614           355           3         7.75       15.8605     46,727       96.81       96.81        714        7.63
      10.01 - 20.00                                 198          11,300,834       2.15    11.4193       10.9048           358           3         7.25       16.3605     57,075       96.18       96.18        709       15.74
      20.01 - 25.00                                 218          10,876,918       2.07    11.6654       11.1509           344           3          7.5       16.6105     49,894       95.66       95.66        701       22.63
      25.01 - 30.00                                 366          18,956,225        3.6    11.2304       10.7159           353           3            7       16.4855     51,793       96.63       96.63        702        27.8
      30.01 - 35.00                                 543          29,444,402       5.59    11.2609       10.7464           350           3        6.375       16.1105     54,225       96.33       96.33        702       32.85
      35.01 - 40.00                                 863          50,541,256        9.6    11.0246       10.5101           350           3            7       17.2355     58,565       96.87       96.87        699       37.77
      40.01 - 45.00                                 912          55,461,031      10.53    11.1509       10.6364           349           3        6.625       16.8605     60,813       97.31       97.31        698       42.63
      45.01 - 50.00                                 499          29,701,500       5.64    11.6377       11.1232           351           3         7.25       16.3605     59,522       96.98       96.98        686       47.38
      50.01 - 55.00                                  34           2,092,927        0.4    10.8304       10.3159           352           3        7.875       14.3605     61,557       97.85       97.85        678       52.25
Stated/Stated                                       647          38,199,367       7.25     12.121       11.6065           345           3          7.5       17.8605     59,041       97.45       97.45        693       37.89
       0.00 - 10.00                                  13             593,905       0.11    12.7433       12.2288           307           4        9.875       15.2355     45,685       94.56       94.56        722        7.42
      10.01 - 20.00                                  33           1,766,732       0.34     13.311       12.7965           347           3       10.875       15.2355     53,537       98.74       98.74        702       16.24
      20.01 - 25.00                                  39           2,138,269       0.41    12.8002       12.2857           339           4         9.75       15.6105     54,827       97.27       97.27        701       23.01
      25.01 - 30.00                                  49           2,387,914       0.45     11.955       11.4405           353           4        8.375       16.8605     48,733        99.1        99.1        692       27.81
      30.01 - 35.00                                  70           4,206,059        0.8    11.7346       11.2201           350           3          7.5       16.4855     60,087        95.3        95.3        721       33.08
      35.01 - 40.00                                 163           9,821,032       1.87    12.2021       11.6876           346           3        9.125       15.9855     60,252       96.86       96.86        689       37.84
      40.01 - 45.00                                 167           9,440,581       1.79    12.0631       11.5486           343           3        8.375       16.4855     56,530       98.11       98.11        684       42.69
      45.01 - 50.00                                  92           6,023,430       1.14    12.1732       11.6587           346           3            8       17.8605     65,472       97.99       97.99        686       47.24
      50.01 - 55.00                                  21           1,821,446       0.35    10.7664       10.2519           336           4            9       12.9855     86,736       98.18       98.18        690       53.28
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875       17.8605     56,615       96.95       96.95        700       37.39

Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose              Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
Cash Out Refinance                                1,146          70,825,176      13.45    10.2847        9.7702           349           3            6            17     61,802          92          92        684        37.9
Purchase                                          8,016         448,978,515      85.26    11.3095        10.795           351           3            6            18     56,010          98          98        703       37.32
Rate/Term Refinance                                 139           6,775,189       1.29     9.9113        9.3968           354           3            7            16     48,742          94          94        691       35.88
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3            6            18     56,615          97          97        700       37.39

Collateral Grouped by Property Type
Collateral Grouped by Property Type             Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
2-4 Family                                          861          56,088,183      10.65     11.974       11.4595           351           3        6.375        18.375     65,143        96.7        96.7        702        37.3
Condominium                                         928          45,464,703       8.63    10.9935        10.479           350           3        6.375          17.5     48,992        97.4        97.4        703       37.53
Hi-Rise Condo                                        67           5,451,019       1.04    12.2554       11.7409           355           3            7         18.25     81,358       93.81       93.81        711       37.95
PUD                                               2,501         147,677,054      28.04    10.9699       10.4554           352           3        6.125            18     59,047       97.18       97.18        702       38.07
Single Family                                     4,850         267,736,922      50.84    11.0821       10.5676           350           3        5.875         17.75     55,203       96.84       96.84        698       37.04
Townhouse                                            94           4,160,999       0.79      11.53       11.0155           356           3        6.875          17.5     44,266       98.16       98.16        694       36.57
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type            Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
Investor                                          3,221         136,259,437      25.88    12.6728       12.1583           351           3        6.625        18.375     42,303       96.38       96.38        713       36.21
Owner Occupied                                    5,486         360,048,099      68.37    10.5486       10.0341           351           3        5.875            16     65,630       97.15       97.15        694       37.89
Second Home                                         594          30,271,344       5.75    11.5118       10.9973           354           3         7.25        16.375     50,962       97.12       97.12        716       37.33
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company     Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
No MI                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by State
Collateral Grouped by State                     Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
AK                                                    8             598,984       0.11    12.8681       12.3536           357           4         7.75         15.25     74,873         100         100        703       29.21
AL                                                   43           1,369,735       0.26    12.0217       11.5072           349           3         7.25         16.25     31,854          99          99        688       38.43
AR                                                   12             376,177       0.07    10.7725        10.258           356           4         8.25            13     31,348       98.53       98.53        695       40.14
AZ                                                  613          34,835,359       6.62    11.5235        11.009           355           3        6.375        16.875     56,828        96.9        96.9        710       36.45
CA                                                1,219         112,109,312      21.29    10.5972       10.0827           348           3        5.875            17     91,968       96.49       96.49        700       37.55
CO                                                  427          22,353,905       4.25     9.9605         9.446           355           3        6.125        17.375     52,351       96.71       96.71        713        38.4
CT                                                   65           3,862,125       0.73    10.7566       10.2421           351           3         7.75         14.75     59,417       93.73       93.73        691       35.52
DC                                                   34           2,543,757       0.48    10.8889       10.3744           357           3         7.25          14.5     74,816       96.59       96.59        710       34.02
DE                                                   29           1,461,043       0.28     11.686       11.1715           357           3            9         15.75     50,381       96.31       96.31        701       36.88
FL                                                  982          49,427,358       9.39    12.2947       11.7802           352           3          6.5        18.375     50,333       96.51       96.51        703       36.58
GA                                                  829          31,119,544       5.91    11.4762       10.9617           344           3          6.5            18     37,539       97.83       97.83        691       37.76
HI                                                   21           2,522,062       0.48     9.4259        8.9114           339           3        6.125         14.25    120,098       95.97       95.97        731       42.28
IA                                                   14             464,862       0.09    11.4888       10.9743           357           3          7.5          16.5     33,204       97.72       97.72        694       35.62
ID                                                   88           2,700,829       0.51     11.774       11.2595           356           3         6.75        16.375     30,691       96.82       96.82        704       37.39
IL                                                  288          17,084,706       3.24    11.3678       10.8533           357           3        6.375        17.625     59,322       96.95       96.95        704       38.06
IN                                                   65           1,800,650       0.34    11.0962       10.5817           339           3        6.375            16     27,702       98.23       98.23        699       36.21
KS                                                   45           1,671,742       0.32     9.7904        9.2759           354           4        6.625          15.5     37,150       97.52       97.52        701        34.8
KY                                                   25             708,579       0.13    11.9152       11.4007           337           3         8.75            15     28,343       96.79       96.79        664       36.96
LA                                                   34           1,033,133        0.2    11.5644       11.0499           352           3        6.875            15     30,386       98.59       98.59        689       37.73
MA                                                  160          12,614,838        2.4    11.3522       10.8377           349           3        6.625        16.875     78,843       97.24       97.24        701       39.09
MD                                                  422          27,047,021       5.14    11.5048       10.9903           354           3        6.375          17.5     64,092       97.42       97.42        690       37.86
ME                                                   20           1,015,398       0.19    11.7723       11.2578           357           3            9         15.75     50,770       97.85       97.85        702       33.07
MI                                                   99           4,182,294       0.79    11.9682       11.4537           355           3        7.125        17.125     42,245       97.23       97.23        700        36.1
MN                                                  185           8,869,028       1.68    10.7962       10.2817           356           3         6.75        16.375     47,941       97.56       97.56        705       36.95
MO                                                  146           4,396,757       0.83    11.1964       10.6819           354           3         6.75         16.25     30,115        97.6        97.6        699       35.72
MS                                                   10             232,351       0.04    12.7744       12.2599           357           3       10.875        14.875     23,235       97.35       97.35        711       35.79
MT                                                    6             367,104       0.07    11.0866       10.5721           357           3       10.375        11.875     61,184       98.96       98.96        685       40.62
NC                                                  219           8,119,496       1.54    11.2435        10.729           351           4        6.625         17.75     37,075       97.66       97.66        701       36.29
NE                                                    6             168,969       0.03    11.5554       11.0409           356           4        7.875        14.375     28,161        99.2        99.2        646       39.33
NH                                                   25           1,438,724       0.27     10.746       10.2315           357           3        6.625            14     57,549       93.07       93.07        691       35.54
NJ                                                  315          21,595,759        4.1    11.4632       10.9487           346           3            7         16.25     68,558       96.75       96.75        691        38.6
NM                                                   41           1,611,718       0.31     11.496       10.9815           357           3        6.625            14     39,310       97.33       97.33        700       36.75
NV                                                  531          33,757,829       6.41    11.0614       10.5469           355           3         6.75        16.875     63,574       97.31       97.31        698       39.02
NY                                                  146          14,543,350       2.76     10.984       10.4695           349           4         6.75        15.875     99,612       96.17       96.17        692       38.11
OH                                                  107           4,029,515       0.77    11.6096       11.0951           352           3         7.75        17.375     37,659       94.92       94.92        692       37.81
OK                                                   31             955,458       0.18    10.9479       10.4334           358           3          6.5            15     30,821       97.51       97.51        692       35.91
OR                                                  141           6,929,339       1.32     10.601       10.0865           353           4          6.5        16.625     49,144       96.43       96.43        711       36.13
PA                                                   96           4,064,164       0.77    11.3473       10.8328           342           3        7.125          15.5     42,335       96.18       96.18        701       39.27
RI                                                   48           3,030,032       0.58    11.6259       11.1114           342           3          8.5            15     63,126       98.06       98.06        684       37.69
SC                                                   88           3,672,488        0.7    11.5732       11.0587           344           3        7.375         18.25     41,733       95.69       95.69        704        36.4
SD                                                    4              87,253       0.02    12.9877       12.4732           333           4       11.125            15     21,813       95.72       95.72        682       36.05
TN                                                  135           4,204,403        0.8    10.5322       10.0177           352           3         7.25        14.625     31,144       97.71       97.71        699       36.82
TX                                                  631          20,220,264       3.84    10.6443       10.1298           346           3        6.375         17.25     32,045       98.27       98.27        703       36.89
UT                                                  135           5,366,951       1.02    11.9963       11.4818           355           3        6.875        16.625     39,755       97.78       97.78        706        35.6
VA                                                  443          32,979,832       6.26    11.3784       10.8639           356           3          6.9            17     74,447       97.51       97.51        698       36.26
VT                                                    4             180,388       0.03    12.4391       11.9246           356           4           12         13.75     45,097       98.06       98.06        669       32.14
WA                                                  219          11,012,855       2.09    10.4418        9.9273           343           4          6.5          15.5     50,287       96.36       96.36        700       36.36
WI                                                   36           1,150,763       0.22    12.0882       11.5737           352           3         7.25        16.625     31,966       98.08       98.08        701       40.99
WV                                                    7             494,221       0.09     11.129       10.6145           356           5        7.875          14.5     70,603       98.66       98.66        701        40.9
WY                                                    4             196,459       0.04    10.6774       10.1629           358           3          9.5         13.25     49,115       98.78       98.78        705           0
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
   0 -    0                                          27           1,385,834       0.26    11.8867       11.3722           359           2            8         13.75     51,327       98.09       98.09          0       35.81
 500 -  549                                           2              78,111       0.01    12.3032       11.7887           354           6        11.99            13     39,056       99.74       99.74        529       47.13
 550 -  599                                         126           5,355,577       1.02    11.5518       11.0373           347           4        8.625         13.89     42,505       99.55       99.55        585       43.22
 600 -  624                                         365          19,177,375       3.64    11.8208       11.3063           346           3          7.5         16.25     52,541       98.25       98.25        618       40.46
 625 -  649                                         946          52,006,453       9.88    11.8636       11.3491           348           3         7.25            18     54,975       96.57       96.57        638       38.49
 650 -  674                                       1,548          85,533,535      16.24    11.5326       11.0181           350           3        6.875        18.375     55,254       96.41       96.41        663       37.79
 675 -  699                                       1,879         109,587,902      20.81    11.2784       10.7639           352           3          6.5          17.5     58,322       97.11       97.11        687       37.28
 700 -  724                                       1,564          90,253,573      17.14    10.8975        10.383           353           3        6.125         17.75     57,707       96.93       96.93        712        36.9
 725 -  749                                       1,339          75,366,634      14.31    10.7782       10.2637           351           3          6.5         18.25     56,286       97.39       97.39        736       36.59
 750 -  774                                         901          52,339,812       9.94    10.7731       10.2586           353           3        6.375        16.875     58,091       97.17       97.17        760       36.96
 775 -  799                                         508          30,617,744       5.81    10.3812        9.8667           352           3        5.875        16.875     60,271       96.01       96.01        785       35.02
 800 +                                               96           4,876,329       0.93    10.3215         9.807           343           3          6.5            15     50,795       95.51       95.51        806       34.18
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty        Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
No                                                7,649         429,230,922      81.51    11.0833       10.5688           353           3        5.875        18.375     56,116        96.9        96.9        702       37.07
      NO                                          7,649         429,230,922      81.51    11.0833       10.5688           353           3        5.875        18.375     56,116        96.9        96.9        702       37.07
Yes                                               1,652          97,347,959      18.49    11.4639       10.9494           343           3         7.25            17     58,927       97.15       97.15        692       38.66
      1YP                                           154           9,427,201       1.79    11.3156       10.8011           323           3        7.375            16     61,216       97.61       97.61        691       38.75
      2YP                                           370          20,157,742       3.83    11.2447       10.7302           339           4            8        14.125     54,480       98.29       98.29        670       42.15
      3MP                                             2              36,100       0.01       13.5       12.9855           359           1         13.5          13.5     18,050       99.05       99.05        682       29.31
      3YP                                           831          47,944,947        9.1    11.6695        11.155           345           2         7.25            17     57,695       97.09       97.09        700       37.76
      5YP                                            25           1,482,286       0.28     11.642       11.1275           352           4         7.25         13.75     59,291       98.83       98.83        678       43.38
      6MP                                           265          17,752,002       3.37    11.2143       10.6998           348           2         7.25        16.875     66,989       95.62       95.62        696       37.04
      7MP                                             5             547,681        0.1    11.5507       11.0362           359           2           10        15.625    109,536        96.9        96.9        719       39.65
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Lien Status
Collateral Grouped by Lien Status               Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
Second Lien                                       9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.  Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       MAX LTV     WA FICO      WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
LTV GT 80 w/out MI                                9,139         512,925,240      97.41    11.1922       10.6777           351           3        6.125        18.375     56,125       97.63       97.63        100         700         37.39
LTV LE 80                                           162          13,653,640       2.59     9.7056        9.1911           351           3        5.875            15     84,282       71.47       71.47         80         703         37.33
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        100         700         37.39

Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag              Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
No                                                3,915         206,523,377      39.22    11.9507       11.4362           342           3        6.125        18.375     52,752       97.36       97.36        699       36.01
Yes                                               5,386         320,055,503      60.78    10.6394       10.1249           357           4        5.875         17.75     59,424       96.68       96.68        701       38.28
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

Collateral Grouped by IO
Collateral Grouped by IO                        Count          Total          Pct of    Wtd Avg      Wtd Avg       Wtd Avg      Wtd Avg     Wtd Avg       Wtd Avg       Min         Max         Avg      Wtd Avg     Wtd Avg      Wtd Avg           Wtd Avg
                                                              CURRENT        overall    CURRENT    TOTAL STRIP     CURRENT      STATED     REMAINING        AGE       CURRENT     CURRENT     CURRENT      LOAN       O LTV     FICO SCORE        BACK RATIO
                                                              BALANCE        CURRENT     GROSS                   NET COUPON    REM TERM       TERM                     GROSS       GROSS      BALANCE    TO VALUE
                                                                             BALANCE     COUPON                                                                        COUPON     COUPON
N                                                 8,137      457,716,222.70      86.92    11.0228        0.5145       10.5083         231          354             3      5.875          18      56,251      96.91       96.91           700        37.59
0                                                 8,137      457,716,222.70      86.92    11.0228        0.5145       10.5083         231          354             3      5.875          18      56,251      96.91       96.91           700        37.59
Y                                                 1,164       68,862,657.60      13.08    12.0233        0.5145       11.5088         312          332             3      7.375      18.375      59,160      97.18       97.18           702        36.04
60                                                  178       13,437,493.00       2.55    11.9047        0.5145       11.3902         210          295             3      7.375      18.375      75,492      96.55       96.55           701        38.55
120                                                 985       55,390,164.60      10.52    12.0542        0.5145       11.5397         337          341             3      7.375       18.25      56,234      97.33       97.33           702        35.34
180                                                   1           35,000.00       0.01        8.5        0.5145        7.9855         176          176             4        8.5         8.5      35,000        100         100           723         26.5
TOTAL                                             9,301      526,578,880.30        100    11.1537        0.5145       10.6392         241          351             3      5.875      18.375      56,615      96.95       96.95           700        37.39

Collateral Grouped by Servicer
Collateral Grouped by Servicer                  Count         Balance        Percent      GWAC        NWAC           WAM        WA Age      Min GWAC     Max GWAC     Avg Bal     WA LTV        WA       WA FICO     WA DTI
                                                                                                                                                                                             COMBINED
                                                                                                                                                                                                LTV
EMC MORTGAGE                                      9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39
TOTAL                                             9,301         526,578,880        100    11.1537       10.6392           351           3        5.875        18.375     56,615       96.95       96.95        700       37.39

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

                                DEAL NAME                               DATA
FICO Distribution        FICO less than 460%             0.26
-----------------
                         FICO 460-479%
                         FICO 480-499%
                         FICO 500-519%
                         FICO 520-539%             0.01
                         FICO 540-559%             0.01
                         FICO 560-579%             0.22
                         FICO 580-599%             0.79
                         FICO 600-619%             1.21
                         FICO 620-639%             7.97
                         FICO 640-659%             8.99
                         FICO 660-679%            15.16
                         FICO 680-699%            17.24
                         FICO 700-719%            13.53
                         FICO 720-739%            12.79
                         FICO 740-759%             9.93
                         FICO GREATER THAN 760%            11.88

WA DTI

DTI DISTRIBUTION         DTI LESS THAN 10.00%            33.94
----------------
                         DTI 10.00-19.99%             3.27
                         DTI 20.00-29.99%             8.65
                         DTI 30.00-39.99%            24.20
                         DTI 40.00-49.99%            28.43
                         DTI 50.00-59.99%             1.50
                         DTI 60.00-69.99%

LTV DISTRIBUTION         LTV LESS THAN 20%             0.01
----------------
                         LTV 20.01-30%             0.04
                         LTV 30.01-40%             0.21
                         LTV 40.01-50%             0.08
                         LTV 50.01-60%             0.10
                         LTV 60.01-70%             0.15
                         LTV 70.01-80%             2.01
                         LTV 80.01-90%            11.86
                         LTV 90.01-100%            85.54
                         LTV GREATER THAN 100%
                                                                         DATA           DATA
Loan Balance Distribution   $ 0-25,000                  # & %          1,712            6.09
-------------------------
                            $ 25,001-50,000             # & %          3,662           25.37
                            $ 50,001-75,000             # & %          1,966           22.88
                            $ 75,001-100,000            # & %            887           14.51
                            $ 100,001-150,000           # & %            723           16.65
                            $ 150,001-200,000           # & %            213            7.04
                            $ 200,001-250,000           # & %             62            2.67
                            $ 250,001-300,000           # & %             38            2.04
                            $ 300,001-350,000           # & %             14            0.89
                            $ 350,001-400,000           # & %             15            1.11
                            $ 400,001-450,000           # & %
                            $ 450,001-500,000           # & %              9            0.75
                            $ 500,001-550,000           # & %
                            $ 550,001-600,000           # & %
                            $ 600,001-650,000           # & %
                            $ 650,001-700,000           # & %
                            $ 700,001-750,000           # & %
                            $ 750,001-800,000           # & %
                            $ 800,001-850,000           # & %
                            $ 850,001-900,000           # & %
                            $ 900,001-950,000           # & %
                            $ 950,001-1,000,000         # & %
                            GREATER THAN  $ 1,000,001   # & %

GEOGRAPHIC DISTRIBUTION  AK                               %             0.11
-----------------------
                         AL                               %             0.26
                         AR                               %             0.07
                         AZ                               %             6.62
                         CA                               %            21.29
                         CO                               %             4.25
                         CT                               %             0.73
                         DC                               %             0.48
                         DE                               %             0.28
                         FL                               %             9.39
                         GA                               %             5.91
                         HI                               %             0.48
                         IA                               %             0.09
                         ID                               %             0.51
                         IL                               %             3.24
                         IN                               %             0.34
                         KS                               %             0.32
                         KY                               %             0.13
                         LA                               %             0.20
                         MA                               %             2.40
                         MD                               %             5.14
                         ME                               %             0.19
                         MI                               %             0.79
                         MN                               %             1.68
                         MO                               %             0.83
                         MS                               %             0.04
                         MT                               %             0.07
                         NC                               %             1.54
                         ND                               %             0.00
                         NE                               %             0.03
                         NH                               %             0.27
                         NJ                               %             4.10
                         NM                               %             0.31
                         NV                               %             6.41
                         NY                               %             2.76
                         OH                               %             0.77
                         OK                               %             0.18
                         OR                               %             1.32
                         PA                               %             0.77
                         RI                               %             0.58
                         SC                               %             0.70
                         SD                               %             0.02
                         TN                               %             0.80
                         TX                               %             3.84
                         UT                               %             1.02
                         VA                               %             6.26
                         VT                               %             0.03
                         WA                               %             2.09
                         WI                               %             0.22
                         WV                               %             0.09
                         WY                               %             0.04

Please populate column D (&E) with the corresponding pool characteristics in
Column B. - For values in currency format, omit $. - For values in percentage format, provide data to 3 decimal places and omit %. - For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee. - For MI Flag, Y or N.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
       PRODUCT TYPE            WA IO       NUMBER         LOAN        AVG. LOAN     % OF     % OF     WAC     WA MARGIN      WA      WA LTV         %            %            %        WA DTI      % FULL
                               TERM       OF LOANS       BALANCE       BALANCE     TOTAL    TOTAL                           FICO                  OWNER       PURCHASE    INVESTOR                   DOC
                                                                                     IO      POOL                                               OCCUPIED
   2/28 ARM 24 Month IO         na
   2/28 ARM 36 MONTH IO         na
   2/28 ARM 60 MONTH IO         na
  2/28 ARM 120 MONTH IO         na
   3/27 ARM 24 MONTH IO         na
   3/27 ARM 36 MONTH IO         na
   3/27 ARM 60 MONTH IO         na
   5/25 ARM 60 MONTH IO         na
       30 FIXED IO                   119         858   48,366,776.60    56,371.53    70.24     9.19                            701      97.27         65.00        92.81       27.20       21.83       14.30
       20 FIXED IO                    95         143    9,479,311.00    66,288.89    13.77     1.80                            695      97.63         86.13        80.17       12.61       34.99       20.27
       15 FIXED IO                    75         163   11,016,570.00    67,586.32    16.00     2.09                            702      96.40         66.78        91.23       25.58       24.86        5.19
         OTHER IO
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
         TOTALS:                      14       9,301  526,578,880.30    56,615.30   100.00   100.00                            698      96.95         68.37        85.26       25.88       24.91       19.03
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Please fill out chart with the appropriate characteristics for each rep line.
Please note '% of total IO' should add up to 100%.

-----------------------------------------------------------------------------------------------------------------------------------
  INITIAL PERIODIC CAPS
-----------------------------------------------------------------------------------------------------------------------------------
       Product Type            1.00%        1.50%         2.00%         2.50%      3.00%    3.50%    4.00%      4.50%       5.00%
   2/28 ARM 24 Month IO
   2/28 ARM 36 MONTH IO
   2/28 ARM 60 MONTH IO
  2/28 ARM 120 MONTH IO
   3/27 ARM 24 MONTH IO
   3/27 ARM 36 MONTH IO
   3/27 ARM 60 MONTH IO
   5/25 ARM 60 MONTH IO
         OTHER IO
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

Deal Name: SACO 2006-4

The percentages per table should add up to 100%

FICO & Documentation & Purpose of Loan
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
FICO Score                               Full       Stated        Other          All        Purch            CO          WAC       Avg Prin      Current     IO loans     silent 2nds
                                          DOC          Doc          Doc         Docs                       refi                     Bal ($)          LTV
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
less than 450                           0.03%        0.18%        0.05%        0.26%        0.26%         0.01%      11.887%        51327.2        98.09        0.02%
451-500
501-550                                 0.01%        0.00%        0.00%        0.01%        0.01%         0.00%      12.303%         39,056        99.74        0.00%
551-600                                 0.92%        0.13%        0.03%        1.09%        0.84%         0.23%      11.543%         43,005        99.54        0.01%
601-650                                 3.22%        7.31%        3.35%       13.88%       11.18%         2.54%      11.855%         54,302        97.04        1.61%
651-700                                 6.20%       18.59%       12.78%       37.56%       30.46%         6.54%      11.369%         56,979        96.81        5.27%
701-750                                 4.73%       14.46%       11.93%       31.13%       27.62%         3.10%      10.843%         57,154        97.10        4.01%
751-800                                 3.62%        6.44%        5.19%       15.25%       14.12%         0.99%      10.629%         58,674        96.76        2.08%
801-850                                 0.29%        0.20%        0.32%        0.81%        0.77%         0.04%      10.169%         50,466        95.42        0.07%
Total                                  19.03%       47.30%       33.67%      100.00%       85.26%        13.45%      11.154%        56615.3        96.95       13.08%
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LTV & FICO
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Current LTV                         FICO less    450 - 500    501 - 550    551 - 600    601 - 650     651 - 700    701 - 750      751 - 800    801 - 850        Total        Avg Prin      WAC      Gross      Limited         Stated       IO          silent 2nds
                                     than 450                                                                                                                    FICO         Bal ($)              Margin          Doc            Doc    loans
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
0.00 - 10.00                            0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%          0.00%        0.00%          642          22,963   11.500                   0.00%          0.00%    0.00%
10.01-20                                0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%          0.00%        0.00%          640          17,982   11.250                   0.00%          0.00%    0.00%
20.01-30                                0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.02%          0.02%        0.00%          734          40,410   11.652                   0.00%          0.03%    0.02%
30.01-40                                0.00%        0.00%        0.00%        0.00%        0.07%         0.07%        0.07%          0.00%        0.00%          677          79,868   11.427                   0.00%          0.11%    0.06%
40.01-50                                0.00%        0.00%        0.00%        0.00%        0.00%         0.03%        0.01%          0.02%        0.02%          733          50,454    9.353                   0.00%          0.02%    0.00%
50.01-60                                0.00%        0.00%        0.00%        0.00%        0.03%         0.05%        0.01%          0.00%        0.00%          672          89,775    8.516                   0.00%          0.00%    0.00%
60.01-70                                0.00%        0.00%        0.00%        0.00%        0.01%         0.06%        0.01%          0.06%        0.00%          713          77,078    8.905                   0.00%          0.05%    0.02%
70.01-80                                0.00%        0.00%        0.00%        0.00%        0.20%         0.97%        0.38%          0.41%        0.04%          705          90,422    9.612                   0.00%          0.94%    0.17%
80.01-90                                0.04%        0.00%        0.00%        0.01%        1.73%         4.52%        3.77%          1.68%        0.10%          700          47,506   10.371                   0.06%          6.00%    1.39%
90.01-100                               0.22%        0.00%        0.01%        1.07%       11.82%        31.83%       26.85%         13.07%        0.66%          700          57,573   11.306                   0.34%         40.16%   11.42%
100+
Total                                   0.26%        0.00%        0.01%        1.09%       13.88%        37.56%       31.13%         15.25%        0.81%          700         56615.3   11.154                   0.40%         47.30%   13.08%
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Prin Balance & FICO
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Prin Balance                        FICO less    450 - 500    501 - 550    551 - 600    601 - 650     651 - 700    701 - 750      751 - 800    801 - 850        Total         Current      WAC      Gross      Limited         Stated       IO          silent 2nds
                                     than 450                                                                                                                    FICO             LTV              Margin          Doc            Doc    loans
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
$1-$50,000                              0.08%        0.00%        0.00%        0.52%        4.70%        11.78%        9.44%          4.66%        0.28%          698           96.85   11.286                   0.17%         14.45%    4.08%
$50,001-$100,000                        0.19%        0.00%        0.01%        0.45%        5.60%        14.19%       11.30%          5.30%        0.34%          698           97.51   11.107                   0.17%         17.89%    4.40%
$100,001-$150,000                       0.00%        0.00%        0.00%        0.08%        2.24%         6.37%        5.54%          2.32%        0.10%          700           97.67   11.097                   0.06%          7.57%    2.42%
$150,001 - $200,000                     0.00%        0.00%        0.00%        0.03%        0.78%         2.36%        2.58%          1.20%        0.10%          707           95.88   11.060                   0.00%          3.25%    0.89%
$200,001 - $250,000                     0.00%        0.00%        0.00%        0.00%        0.09%         1.20%        0.61%          0.77%        0.00%          716           96.50   11.204                   0.00%          1.28%    0.47%
$250,001 - $300,000                     0.00%        0.00%        0.00%        0.00%        0.16%         0.86%        0.75%          0.27%        0.00%          707           94.86   11.205                   0.00%          1.18%    0.37%
$300,001 - $350,000                     0.00%        0.00%        0.00%        0.00%        0.07%         0.20%        0.43%          0.19%        0.00%          714           94.89   11.987                   0.00%          0.44%    0.19%
$350,001 - $400,000                     0.00%        0.00%        0.00%        0.00%        0.07%         0.52%        0.15%          0.37%        0.00%          710           89.32    9.513                   0.00%          0.81%    0.00%
$400,001 - $450,000                     0.00%        0.00%        0.00%        0.00%        0.16%         0.08%        0.33%          0.17%        0.00%          713           88.21   11.190                   0.00%          0.42%    0.25%
$450,001 - $500,000
$500,001 - $550,000
$550,001 - $600,000
$600,001 - $650,000
$700,001 - $750,000
Total                                   0.26%        0.00%        0.01%        1.09%       13.88%        37.56%       31.13%         15.25%        0.81%          700           96.95   11.154                   0.40%         47.30%   13.08%
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Mortg Rates & FICO
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                         FICO less    450 - 500    501 - 550    551 - 600    601 - 650     651 - 700    701 - 750      751 - 800    801 - 850        Total         Current      WAC      Gross     Avg Prin        Limited   Stated    IO loans      silent 2nds
                                     than 450                                                                                                                    FICO             LTV              Margin      Bal ($)            Doc      Doc
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.001-4.5%
4.501-5.0%
5.001-5.5%
5.501-6.0%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%          0.04%        0.00%          781           80.00    5.875              217,701.95          0.00%    0.00%      0.00%
6.001-6.5%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.06%        0.08%          0.20%        0.01%          753           88.60    6.438               56,327.07          0.00%    0.01%      0.00%
6.501-7.0%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.36%        0.70%          0.58%        0.10%          739           92.27    6.873               59,317.25          0.05%    0.12%      0.00%
7.001-7.5%                              0.00%        0.00%        0.00%        0.00%        0.09%         1.02%        1.40%          0.89%        0.02%          722           94.62    7.369               55,263.61          0.08%    0.83%      0.02%
7.501-8.0%                              0.03%        0.00%        0.00%        0.00%        0.21%         1.61%        1.83%          0.79%        0.07%          714           94.89    7.837               62,075.18          0.03%    2.26%      0.05%
8.001-8.5%                              0.00%        0.00%        0.00%        0.00%        0.20%         1.39%        1.60%          0.69%        0.05%          712           96.62    8.314               53,390.23          0.01%    1.93%      0.12%
8.501-9.0%                              0.00%        0.00%        0.00%        0.00%        0.26%         1.09%        1.16%          0.65%        0.05%          711           95.00    8.821               56,663.21          0.02%    1.31%      0.23%
9.001-9.5%                              0.00%        0.00%        0.00%        0.01%        0.40%         1.50%        1.31%          0.95%        0.01%          708           96.04    9.356               60,901.49          0.00%    1.75%      0.44%
9.501-10.0%                             0.02%        0.00%        0.00%        0.10%        0.79%         2.76%        3.19%          1.35%        0.09%          708           96.73    9.832               55,768.94          0.03%    3.78%      0.94%
10.001-10.5%                            0.01%        0.00%        0.00%        0.01%        1.00%         2.96%        2.95%          1.35%        0.09%          706           97.84   10.323               64,081.37          0.03%    3.73%      0.94%
10.501-11.0%                            0.00%        0.00%        0.00%        0.21%        1.11%         3.40%        2.80%          1.06%        0.02%          697           96.97   10.832               59,623.88          0.01%    4.29%      1.30%
11.001-11.5%                            0.03%        0.00%        0.00%        0.23%        1.34%         2.70%        2.20%          1.12%        0.03%          693           96.70   11.337               57,226.72          0.01%    3.92%      1.25%
greater than 11.5%                      0.19%        0.00%        0.01%        0.53%        8.48%        18.70%       11.90%          5.57%        0.27%          691           97.75   12.969               54,412.76          0.11%   23.38%      7.78%
Total                                   0.26%        0.00%        0.01%        1.09%       13.88%        37.56%       31.13%         15.25%        0.81%          700           96.95   11.154               56,615.30          0.40%   47.30%     13.08%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Mortg Rates & LTV
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                               LTV     10.01-20     20.01-30     30.01-40   40.01 - 50    50.01 - 60   60.01 - 70     70.01 - 80   80.01 - 90      90.01 -            100+    Total        Avg        Gross       Avg Prin  Limited     Stated    IO loans  silent
                                    0.00 - 10                                                                                                                     100                      LTV       FICO       Margin        Bal ($)      Doc        Doc                2nds
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
4.001-4.5%
4.501-5.0%
5.001-5.5%
5.501-6.0%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%          0.04%        0.00%        0.00%           0.00%    80.00        781                  217,701.95    0.00%      0.00%      0.00%
6.001-6.5%                              0.00%        0.00%        0.00%        0.00%        0.02%         0.00%        0.00%          0.02%        0.18%        0.15%           0.00%    88.60        753                   56,327.07    0.00%      0.01%      0.00%
6.501-7.0%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.02%          0.13%        0.63%        0.96%           0.00%    92.27        739                   59,317.25    0.05%      0.12%      0.00%
7.001-7.5%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.01%        0.02%          0.26%        0.71%        2.42%           0.00%    94.62        722                   55,263.61    0.08%      0.83%      0.02%
7.501-8.0%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.07%        0.02%          0.22%        0.93%        3.31%           0.00%    94.89        714                   62,075.18    0.03%      2.26%      0.05%
8.001-8.5%                              0.00%        0.00%        0.00%        0.02%        0.02%         0.00%        0.01%          0.07%        0.60%        3.22%           0.00%    96.62        712                   53,390.23    0.01%      1.93%      0.12%
8.501-9.0%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.01%        0.04%          0.16%        0.59%        2.40%           0.00%    95.00        711                   56,663.21    0.02%      1.31%      0.23%
9.001-9.5%                              0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%          0.06%        0.72%        3.41%           0.00%    96.04        708                   60,901.49    0.00%      1.75%      0.44%
9.501-10.0%                             0.00%        0.00%        0.02%        0.02%        0.02%         0.00%        0.02%          0.23%        1.03%        6.98%           0.00%    96.73        708                   55,768.94    0.03%      3.78%      0.94%
10.001-10.5%                            0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%          0.16%        0.62%        7.58%           0.00%    97.84        706                   64,081.37    0.03%      3.73%      0.94%
10.501-11.0%                            0.00%        0.00%        0.00%        0.01%        0.00%         0.00%        0.00%          0.20%        1.15%        7.24%           0.00%    96.97        697                   59,623.88    0.01%      4.29%      1.30%
11.001-11.5%                            0.00%        0.00%        0.00%        0.07%        0.01%         0.00%        0.00%          0.07%        0.87%        6.62%           0.00%    96.70        693                   57,226.72    0.01%      3.92%      1.25%
greater than 11.5%                      0.00%        0.00%        0.02%        0.10%        0.01%         0.01%        0.02%          0.39%        3.84%       41.26%           0.00%    97.75        691                   54,412.76    0.11%     23.38%      7.78%
Total                                   0.00%        0.00%        0.04%        0.21%        0.08%         0.10%        0.15%          2.01%       11.86%       85.54%           0.00%    96.95        700                   56,615.30    0.40%     47.30%     13.08%
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Instructions: Please also provide info on conforming and non-conforming pool
(cells have already been formatted in column B, C, D, E)

                                                     aggregate pool      group: ______      group: ______         group: ______
--------------------------------------------------
                    gross WAC                            11.15%
--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------
                  wtd avg FICO                            700
--------------------------------------------------
               FICO less than 600                          1%
--------------------------------------------------
                  FICO 600-650                            14%
--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------
                  wtd avg CLTV                            97%
--------------------------------------------------
                 CLTV equals 80                            1%
--------------------------------------------------
             CLTV greater than 80.01                      29%
--------------------------------------------------
                 LTV 95.01 -100                           69%
--------------------------------------------------
                  Full Doc (%)                            19%
--------------------------------------------------
                 Stated Doc (%)                           40%
--------------------------------------------------

--------------------------------------------------
                    purch (%)                             85%
--------------------------------------------------
                   CO refi (%)                            13%
--------------------------------------------------
                   Own Occ (%)                            68%
--------------------------------------------------
               Prepay Penalty (%)                         18%
--------------------------------------------------
                     DTI (%)                              37%
--------------------------------------------------
                    ARM ? (%)                              0%
--------------------------------------------------
                    2/28 (%)                               0%
--------------------------------------------------
                    3/27 (%)                               $ -
--------------------------------------------------
                  1st Lien (%)                               -
--------------------------------------------------
                Avg Loan Balance                         56,615
--------------------------------------------------
                   # of Loans                            9,301
--------------------------------------------------
            Loan Bal less than $100k                     68.77%
--------------------------------------------------
           Mtg Rates greater than 12%                    37.48%
--------------------------------------------------
                Manuf Housing (%)                          0
--------------------------------------------------

--------------------------------------------------
                  largest state                            CA
--------------------------------------------------
                 silent 2nd (%)                            0%
--------------------------------------------------
                  IO loans (%)                            13%
--------------------------------------------------
                     5yr IO                                3%
--------------------------------------------------
                     2 yr IO                               0%
--------------------------------------------------
                    IO: FICO                              702
--------------------------------------------------
                     IO LTV                               97%
--------------------------------------------------
                     IO DTI                               36%
--------------------------------------------------
                   IO full doc                            14%
--------------------------------------------------
                    IO: purch                             91%
--------------------------------------------------

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

SACO 2006-4
                                                                      2nd lien Bal      FICO less        2nd lien       2nd lien      ARM I/O      ARM I/O       ARM Non        ARM Non
Top Level Stats               All Loans      MH          2nds        less than 50k      than 500       FRM Purchase     FRM Refi     Purchase       Refi       I/O Puchase     I/O Refi
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
Total Collateral             526,578,880      0       526,578,880     165,432,299       1,385,834      448,978,515     77,600,366        0            0             0              0
Percent of Deal                100.00%      0.00%       100.00%          31.42%           0.26%           85.26%         14.74%        0.00%        0.00%         0.00%          0.00%
Statistical Cut-Off Date      3/1/2006    3/1/2006     3/1/2006         3/1/2006        3/1/2006         3/1/2006       3/1/2006     3/1/2006     3/1/2006       3/1/2006      3/1/2006

Averages by Group
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
WALA                              3                        3               3                2               3               3
FICO                             700                      700             698              N/A             703             685
DTI                            37.39%                   37.39%           36.85%          35.81%           37.32%         37.72%
LTV                            96.95%                   96.95%           96.85%          98.09%           97.70%         92.58%
CLTV                           96.95%                   96.95%           96.85%          98.09%           97.70%         92.58%
Coupon                         11.15%                   11.15%           11.28%          11.89%           11.31%         10.25%
Balance                        56,615                   56,615           30,813          51,327           56,010         60,389

Pct by Group
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
Prefunded                       0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Delinquent at closing-OTS       0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Full Doc %                     19.03%                   19.03%           28.13%           9.64%           17.11%         30.11%
Owner Occupied %               68.37%                   68.37%           53.23%          96.18%           65.69%         83.93%
First Lien %                    0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Loans w/ MI                     0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Loans w/ Simult 2nds            0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
                                 Not                                                                                       Not
First Time Borrowers          Available              Not Available   Not Available    Not Available   Not Available     Available
Stated Docs w/ W2              40.05%                   40.05%           39.18%          60.43%           39.66%         42.30%

Stats only for ARMs
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
Max Rate                        0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Margin                          0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Initial Cap                     0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Periodic Cap                    0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Avg Reset Freq (mo)               0                        0               0                0               0               0

FICO
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than  500                  0.26%                    0.26%           0.24%           100.00%          0.30%           0.04%
500 - 549                       0.01%                    0.01%           0.01%            0.00%           0.02%           0.00%
550 - 599                       1.02%                    1.02%           1.63%            0.00%           0.90%           1.67%
600 - 649                      13.52%                   13.52%           14.39%           0.00%           12.78%         17.80%
650 - 699                      37.05%                   37.05%           37.06%           0.00%           35.24%         47.57%
700 - 749                      31.45%                   31.45%           30.42%           0.00%           32.66%         24.44%
750 - 799                      15.75%                   15.75%           15.25%           0.00%           17.06%          8.19%
800 +                           0.93%                    0.93%           0.99%            0.00%           1.04%           0.29%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               99.99%                   99.99%           99.99%          100.00%         100.00%         100.00%

DTI
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than 25                   40.41%                   40.41%           34.12%          36.92%           42.35%         29.19%
25 - 29.99                      5.45%                    5.45%           6.97%            1.59%           5.38%           5.87%
30 - 34.99                      8.81%                    8.81%           11.07%           5.34%           8.76%           9.11%
35 - 39.99                     15.39%                   15.39%           16.46%          24.40%           14.61%         19.88%
40 - 44.99                     17.52%                   17.52%           18.31%          20.30%           16.58%         23.00%
45 - 49.99                     10.91%                   10.91%           11.46%          11.46%           10.89%         11.02%
50 - 54.99                      1.41%                    1.41%           1.59%            0.00%           1.32%           1.94%
55 - 59.99                      0.09%                    0.09%           0.03%            0.00%           0.11%           0.00%
60 +                            0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               99.99%                   100.01%         100.01%          100.01%         100.00%         100.01%

LTV                                       * Represents ltv for 1st liens and cltv for 2nd liens
---------------------------- ------------ ---------------------------------------------------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than or equal to 60        0.44%                    0.44%           0.27%            0.00%           0.40%           0.64%
60.01 - 65                      0.06%                    0.06%           0.03%            0.00%           0.01%           0.34%
65.01 - 70                      0.09%                    0.09%           0.06%            0.00%           0.06%           0.26%
70.01 - 75                      0.49%                    0.49%           0.20%            0.00%           0.08%           2.85%
75.01 - 80                      1.52%                    1.52%           0.74%            0.00%           0.65%           6.55%
80.01 - 85                      1.41%                    1.41%           1.20%            0.00%           0.67%           5.74%
85.01 - 90                     10.45%                   10.45%           14.47%          15.64%           8.26%          23.09%
90.01 - 95                     16.75%                   16.75%           18.08%           5.77%           15.92%         21.54%
95.01 - 100                    68.79%                   68.79%           64.94%          78.59%           73.94%         39.01%
greater than  100               0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%          99.99%          100.00%          99.99%         100.02%

CLTV                                      * Represents cltv for 1st liens and cltv for 2nd liens
---------------------------- ------------ ---------------------------------------------------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than or equal to 60        0.44%                    0.44%           0.27%            0.00%           0.40%           0.64%
60.01 - 65                      0.06%                    0.06%           0.03%            0.00%           0.01%           0.34%
65.01 - 70                      0.09%                    0.09%           0.06%            0.00%           0.06%           0.26%
70.01 - 75                      0.49%                    0.49%           0.20%            0.00%           0.08%           2.85%
75.01 - 80                      1.52%                    1.52%           0.74%            0.00%           0.65%           6.55%
80.01 - 85                      1.41%                    1.41%           1.20%            0.00%           0.67%           5.74%
85.01 - 90                     10.45%                   10.45%           14.47%          15.64%           8.26%          23.09%
90.01 - 95                     16.75%                   16.75%           18.08%           5.77%           15.92%         21.54%
95.01 - 100                    68.79%                   68.79%           64.94%          78.59%           73.94%         39.01%
greater than  100               0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%          99.99%          100.00%          99.99%         100.02%

Product
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than  2 yr Fixed Term      0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
2 yr fixed hybrid               0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
3 yr fixed hybrid               0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
5 yr or longer hybrid           0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
Fixed Rate                     100.00%                  100.00%         100.00%          100.00%         100.00%         100.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%         100.00%          100.00%         100.00%         100.00%

I/O Term
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
No IO Term                     86.92%                   86.92%           87.16%          93.29%           86.07%         91.85%
2 yr                            0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
3 yr                            0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
5 yr                            2.55%                    2.55%           1.29%            6.71%           2.66%           1.91%
greater than  5 yr             10.53%                   10.53%           11.54%           0.00%           11.27%          6.24%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%          99.99%          100.00%         100.00%         100.00%

Loan Balance
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than  50,000              31.42%                   31.42%          100.00%          29.13%           31.82%         29.06%
50,000 - 74,999                22.91%                   22.91%           0.00%           48.09%           23.59%         18.97%
75,000 - 99,999                14.44%                   14.44%           0.00%           22.78%           14.47%         14.31%
100,000 - 199,999              23.73%                   23.73%           0.00%            0.00%           23.53%         24.91%
200,000 - 499,999               7.50%                    7.50%           0.00%            0.00%           6.59%          12.74%
500,000 - 999,999               0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
1,000,000 -                     0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.01%         100.00%          100.00%         100.00%         99.99%

Amortization Term
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than  15 years             0.01%                    0.01%           0.02%            0.00%           0.00%           0.04%
15 yr                           2.04%                    2.04%           3.12%            0.00%           2.05%           1.95%
20 yr                           2.15%                    2.15%           1.68%            0.00%           1.98%           3.18%
30 yr                          95.80%                   95.80%           95.19%          100.00%          95.97%         94.83%
40 yr                           0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%         100.01%          100.00%         100.00%         100.00%

Maturity Term
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
less than  15 years             0.01%                    0.01%           0.02%            0.00%           0.00%           0.04%
15 yr                          62.82%                   62.82%           58.40%          53.88%           60.69%         75.13%
20 yr                           2.15%                    2.15%           1.68%            0.00%           1.98%           3.18%
30 yr                          35.02%                   35.02%           39.90%          46.12%           37.34%         21.65%
40 yr                           0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%         100.00%          100.00%         100.01%         100.00%

Property Type
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
Single Family                  50.84%                   50.84%           53.31%          51.53%           48.30%         65.58%
PUD                            28.04%                   28.04%           26.48%          30.25%           28.98%         22.61%
Multi Family                   10.65%                   10.65%           6.99%            5.77%           11.36%          6.53%
Condo, Townhouse               10.46%                   10.46%           13.21%          12.45%           11.35%          5.28%
MH                              0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               99.99%                   99.99%           99.99%          100.00%          99.99%         100.00%

Loan Purpose
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
Purchase                       85.26%                   85.26%           86.37%          97.55%          100.00%          0.00%
Cash Out Refi                  13.45%                   13.45%           11.85%           2.45%           0.00%          91.27%
Non Cash Out Refi               1.29%                    1.29%           1.78%            0.00%           0.00%           8.73%
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               100.00%                  100.00%         100.00%          100.00%         100.00%         100.00%

Geographic Distribution
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
AK                              0.11%                    0.11%           0.02%            0.00%           0.13%           0.04%
AL                              0.26%                    0.26%           0.69%            0.00%           0.27%           0.19%
AR                              0.07%                    0.07%           0.20%            0.00%           0.05%           0.17%
AZ                              6.62%                    6.62%           7.06%            0.00%           6.89%           5.05%
CA - N                          6.02%                    6.02%           1.14%            0.00%           5.85%           6.97%
CA - S                         15.27%                   15.27%           3.99%            0.00%           15.02%         16.71%
CO                              4.25%                    4.25%           5.55%            0.00%           3.25%           9.99%
CT                              0.73%                    0.73%           0.79%            0.00%           0.67%           1.08%
DC                              0.48%                    0.48%           0.33%            0.00%           0.49%           0.45%
DE                              0.28%                    0.28%           0.29%            0.00%           0.31%           0.12%
FL                              9.39%                    9.39%           12.81%           8.51%           10.18%          4.82%
GA                              5.91%                    5.91%           12.83%           0.00%           6.15%           4.55%
HI                              0.48%                    0.48%           0.02%            0.00%           0.56%           0.00%
IA                              0.09%                    0.09%           0.21%            0.00%           0.09%           0.09%
ID                              0.51%                    0.51%           1.25%            0.00%           0.58%           0.13%
IL                              3.24%                    3.24%           3.33%            1.59%           3.02%           4.55%
IN                              0.34%                    0.34%           0.85%            0.00%           0.33%           0.41%
KS                              0.32%                    0.32%           0.55%            0.00%           0.20%           1.02%
KY                              0.13%                    0.13%           0.34%            0.00%           0.15%           0.06%
LA                              0.20%                    0.20%           0.56%            0.00%           0.21%           0.14%
MA                              2.40%                    2.40%           0.97%           10.31%           2.53%           1.63%
MD                              5.14%                    5.14%           3.26%            5.29%           5.32%           4.05%
ME                              0.19%                    0.19%           0.27%            0.00%           0.17%           0.33%
MI                              0.79%                    0.79%           1.28%            0.00%           0.77%           0.92%
MN                              1.68%                    1.68%           2.85%            2.70%           1.56%           2.37%
MO                              0.83%                    0.83%           2.03%            0.00%           0.72%           1.51%
MS                              0.04%                    0.04%           0.14%            0.00%           0.05%           0.00%
MT                              0.07%                    0.07%           0.04%            0.00%           0.07%           0.06%
NC                              1.54%                    1.54%           2.98%            3.91%           1.58%           1.29%
ND                              0.00%                    0.00%           0.00%            0.00%           0.00%           0.00%
NE                              0.03%                    0.03%           0.10%            0.00%           0.01%           0.14%
NH                              0.27%                    0.27%           0.28%            0.00%           0.21%           0.62%
NJ                              4.10%                    4.10%           2.27%           14.00%           4.24%           3.31%
NM                              0.31%                    0.31%           0.65%            0.00%           0.34%           0.11%
NV                              6.41%                    6.41%           4.75%            0.00%           6.71%           4.67%
NY                              2.76%                    2.76%           0.49%            0.00%           2.52%           4.18%
OH                              0.77%                    0.77%           1.27%            0.00%           0.62%           1.60%
OK                              0.18%                    0.18%           0.40%            0.00%           0.15%           0.36%
OR                              1.32%                    1.32%           1.97%            0.00%           1.22%           1.86%
PA                              0.77%                    0.77%           1.15%            2.02%           0.74%           0.97%
RI                              0.58%                    0.58%           0.37%            0.00%           0.51%           0.96%
SC                              0.70%                    0.70%           1.15%            0.00%           0.67%           0.87%
SD                              0.02%                    0.02%           0.05%            0.00%           0.01%           0.06%
TN                              0.80%                    0.80%           1.93%            2.15%           0.78%           0.88%
TX                              3.84%                    3.84%           8.62%            8.77%           4.33%           1.01%
UT                              1.02%                    1.02%           1.92%            1.66%           1.01%           1.10%
VA                              6.26%                    6.26%           2.84%           39.10%           6.60%           4.29%
VT                              0.03%                    0.03%           0.04%            0.00%           0.04%           0.00%
WA                              2.09%                    2.09%           2.44%            0.00%           1.81%           3.71%
WI                              0.22%                    0.22%           0.59%            0.00%           0.20%           0.31%
WV                              0.09%                    0.09%           0.05%            0.00%           0.09%           0.14%
WY                              0.04%                    0.04%           0.06%            0.00%           0.02%           0.15%
Unknown or Other
---------------------------- ------------ ---------- -------------- ----------------- -------------- ----------------- ------------ ------------ ------------ --------------- ------------
                               99.99%                   99.99%          100.02%          100.01%         100.00%         100.00%

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

         PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

----------------------------------------------    ---------------------    ----------    ---------    -----------     -----------    ------------------------ -------------------
LTV :                                                   Fixed $             2/28 $        3/27 $        5/25 $          Other        MH Stratification:
----------------------------------------------                             ----------    ---------    -----------     -----------    ------------------------ -------------------
                                     Below 70             3,074,208.43                                                               Total Balance                             0
----------------------------------------------
                                  70.01 to 75             2,594,214.68                                                               % Pool Balance                        0.00%
----------------------------------------------
                                  75.01 to 80             7,985,216.96                                                               Ave. FICO                                 0
----------------------------------------------
                                  80.01 to 85             7,450,757.17                                                               Ave. LTV                                  0
----------------------------------------------
                                  85.01 to 90            55,019,756.78                                                               % Full Docs                              0%
----------------------------------------------
                                  90.01 to 95            88,205,636.21
----------------------------------------------                                                                                       --------------------------------------------
                                 95.01 to 100           362,249,090.07                                                               Silent Seconds Stratification:
----------------------------------------------                                                                                       --------------------------------------------
                                  100.01 plus                                                                                        Total Balance                          0.00
----------------------------------------------    =====================    ==========    =========    ===========     ===========
                                                                                                                                     % Pool Balance                         0.0%
----------------------------------------------
FICO                                                                                                                                 Ave. FICO                                 0
----------------------------------------------
                                                                           ----------    ---------    -----------     -----------
                                    below 549             1,463,945.92                                                               Ave. LTV                                  0
----------------------------------------------
                                   550 to 574               936,495.47                                                               % Full Docs                           0.00%
----------------------------------------------
                                   575 to 599             4,419,081.71
----------------------------------------------                                                                                       --------------------------------------------
                                   600 to 624            19,177,374.99                                                               Second Lien Stratification:
----------------------------------------------                                                                                       --------------------------------------------
                                   625 to 649            52,006,453.01                                                               Total Balance                526,578,880.30
----------------------------------------------
                                   650 to 674            85,533,535.00                                                               % Pool Balance                       100.0%
----------------------- ----------------------
                                   675 to 699           109,587,901.90                                                               Ave. FICO                               700
----------------------------------------------
                                     700 plus           253,454,092.30                                                               Ave. LTV                              96.95
----------------------------------------------                             ==========    =========    ===========     ===========
                                                                                                                                     % Full Docs                          19.03%
                                                                                                                                     ------------------ ----- -------------------
----------------------------------------------
Property Type:
----------------------------------------------
                                                                           ----------    ---------    -----------     -----------    --------------------------------------------
                       Single-Family Detached           267,736,922.15                                                               LTV Above 90 Stratification:
----------------------------------------------                                                                                       --------------------------------------------
                                          PUD           147,677,053.97                                                               Total Balance                450,454,726.28
----------------------------------------------
                                        Condo                     0.00                                                               % Pool Balance                        85.54
----------------------------------------------
                              2-4 Family Det.            56,088,182.72                                                               Ave. FICO                               698
----------------------------------------------
                           Manufactured House                                                                                        Ave. LTV                              98.83
----------------------------------------------
                                        Other             4,160,999.29                                                               % Full Docs                          19.07%
----------------------------------------------                             ==========    =========    ===========     ===========    ------------------ ----- -------------------

----------------------------------------------
Purpose:
----------------------------------------------
                                                                           ----------    ---------    -----------     -----------
                                     Purchase           448,978,514.57
----------------------------------------------
                          Refinance rate/term             6,775,189.27
----------------------------------------------
            Cash Out Refi (COF) Below  70 LTV               958,202.12
----------------------------------------------
                   COF with  LTV  70.01 to 75             2,213,886.67
----------------------------------------------
                   COF with  LTV  75.01 to 80             4,934,422.91
----------------------------------------------
                   COF with  LTV  80.01 to 85             3,920,979.62
----------------------------------------------
                   COF with  LTV  85.01 to 90            16,556,216.37
----------------------------------------------
                   COF with  LTV  90.01 to 95            14,755,465.11
----------------------------------------------
                  COF with  LTV  95.01 to 100            27,486,003.66
----------------------------------------------
                  COF with   LTV  100.01 plus
----------------------------------------------
                                        Other
----------------------------------------------    =====================    ==========    =========    ===========     ===========

----------------------------------------------
Occupancy Status:
----------------------------------------------
                                                                           ----------    ---------    -----------     -----------
                               Owner Occupied           360,048,098.82
----------------------------------------------
                                     2nd Home            30,271,344.08
----------------------------------------------
                                   Investment           136,259,437.40
----------------------------------------------
                                        Other
----------------------------------------------    =====================    ==========    =========    ===========     ===========

----------------------------------------------
Loan Balance
----------------------------------------------
                                                                           ----------    ---------    -----------     -----------
                                 Below 50,000           165,682,299.48
----------------------------------------------
                         50,000.01 to 100,000           196,847,826.52
----------------------------------------------
                        100,000.01 to 150,000            87,682,335.87
----------------------------------------------
                        150,000.01 to 200,000            37,082,831.57
----------------------------------------------
                        200,000.01 to 400,000            35,325,000.96
----------------------------------------------
                        400,000.01 to 500,000             3,958,585.90
----------------------------------------------
                        500,000.01 to 600,000
----------------------------------------------
                      600,000.01 to 1,000,000
----------------------------------------------
                       1,000,000.01 and above
----------------------------------------------    =====================    ==========    =========    ===========     ===========

----------------------------------------------
Loan Term
----------------------------------------------    ---------------------    ----------    ---------    -----------     -----------
                        greater than 30 Years
----------------------------------------------
                                     30 Years           184,429,020.93
----------------------------------------------
                                     20 Years            11,344,156.31
----------------------------------------------
                                     15 Years           330,772,953.53
----------------------------------------------
                                        Other                32,749.53
----------------------------------------------                             ==========    =========    ===========     ===========

----------------------------------------------
Documentation Type
----------------------------------------------                             ----------    ---------    -----------     -----------
                           Full Documentation           100,206,705.28
----------------------------------------------
                        Limited Documentation             2,118,770.23
----------------------------------------------
                Stated Docs with LTV below 70                     0.00
----------------------------------------------
            Stated Docs with LTV  70.01 to 75                     0.00
----------------------------------------------
           Stated Docs with LTV   75.01 to 80                     0.00
----------------------------------------------
           Stated Docs with LTV   80.01 to 85                     0.00
----------------------------------------------
           Stated Docs with LTV   85.01 to 90                     0.00
----------------------------------------------
           Stated Docs with LTV   90.01 to 95                     0.00
----------------------------------------------
          Stated Docs with LTV   95.01 to 100                     0.00
----------------------------------------------
            Stated Docs with LTV above 100.01
----------------------------------------------
                                        Other                     0.00
----------------------------------------------                             ==========    =========    ===========     ===========

----------------------------------------------
Lien Status
----------------------------------------------    ---------------------    ----------    ---------    -----------     -----------
                                     1st Lien
----------------------------------------------
              Second Liens with LTV below  85            21,104,397.24
----------------------------------------------
           Second Liens with LTV  85.01 to 90            55,019,756.78
----------------------------------------------
           Second Liens with LTV  90.01 to 95            88,205,636.21
----------------------------------------------
          Second Liens with LTV  95.01 to 100           362,249,090.07
----------------------------------------------
          Second Liens with LTV  above 100.01
----------------------------------------------    =====================    ==========    =========    ===========     ===========

----------------------------------------------
Interest Only
----------------------------------------------                             ----------    ---------    -----------     -----------
                      Dollar of Mortgage Type            68,862,657.60
----------------------------------------------
                                    Ave. FICO                      701
----------------------------------------------
                                     Ave. LTV                    97.18
----------------------- ----------------------
                                % Stated Docs                    53.42
----------------------------------------------
                                  % Full Docs                    13.66
----------------------------------------------                             ----------    ---------    -----------     -----------

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.

Source                                Bulk/Flow     Count     Total CURRENT BALANCE      Pct of overall CURRENT BALANCE
   AMERICAN HOME MORTGAGE             BULK          1,120             77,819,511.99                               14.78
   NEW CENTURY                        BULK            993             51,544,036.66                                9.79
   SUNTRUST MORTGAGE                  FLOW            940             40,741,125.90                                7.74
   AEGIS MORTGAGE                     BULK            661             27,454,324.32                                5.21
   SILVER STATE                       BULK            359             24,131,472.04                                4.58
   LANCASTER MORTGAGE BANKER          BULK            263             20,013,507.24                                3.80
   OPTEUM                             BULK            338             20,004,394.92                                3.80
   BEAR STEARNS RESIDENTIAL           BULK            263             19,009,166.97                                3.61
   PINNACLE FINANCIAL                 BULK            292             15,540,112.77                                2.95
   PULTE MORTGAGE                     FLOW            216             13,033,391.90                                2.48
TOTAL                                               9,301            526,578,880.30                              100.00

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your offer.